UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1027
Name of Registrant: Vanguard World Funds
Address of Registrant: P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: August 31
Date of reporting period: September 1, 2008 – August 31, 2009

Item 1: Reports to Shareholders

Vanguard U.S. Growth Fund
Annual Report
August 31, 2009

> Vanguard U.S. Growth Fund returned about –16% for the fiscal year ended

August 31, 2009.

> The fund’s disappointing return was nevertheless better than the return of its benchmark index (about –17%) and the average return of competing funds

(about –18%).

> The fund’s result for the fiscal year encompassed two very different market environments—a first half during which the fund returned about –39% and a second half during which it returned about 37%.

Contents
Your Fund’s Total Returns.	1
President’s Letter.	2
Advisors’ Report.	7
Results of Proxy Voting.	10
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	27
About Your Fund’s Expenses.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2009
Total
Returns
Vanguard U.S. Growth Fund
Investor Shares	-16.29%
Admiral™ Shares	-16.15
Russell 1000 Growth Index	-16.76
Large-Cap Growth Funds Average	-17.84
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Your Fund’s Performance at a Glance

August 31, 2008, Through August 31, 2009

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard U.S. Growth Fund
Investor Shares	$17.89	$14.83	$0.116	$0.000
Admiral Shares	46.37	38.41	0.376	0.000

1

President’s Letter

Dear Shareholder,

Vanguard U.S. Growth Fund returned about –16% for the fiscal year ended August 31, its second annual loss in a row. However, the results mask a dramatic turnaround in market sentiment and fund performance that began about midway through U.S. Growth’s fiscal year.

Investor confidence abruptly returned in March as turmoil in the credit markets began to subside and economic reports began to suggest that the economy was on the mend. The corporate bond market and the stock market rebounded, helping turn the second half of the fund’s fiscal year into a mirror image of the first.

U.S. Growth returned about 37% for the second half of the fiscal year, compared with a return of almost –39% for its opening six months. Because of the sometimes confounding mathematics of percentages, these more or less inverse returns netted to the 12-month loss of about –16%. U.S. Growth outdid its benchmark index and the average return of peer-group funds for the year as a whole. On a relative basis, at least, the fund’s performance marks a positive change from its struggles in recent years.

2

Stocks sank, then soared as credit and economy stabilized

The fiscal year began with the September collapse of a major investment bank and the government-engineered rescue of several giant financial institutions. Stocks sank as the ensuing crisis spread from Wall Street to Main Street and around the globe. Stricken by seized-up credit markets and a near-total lack of confidence, businesses and consumers put the brakes on economic growth.

Governments in the United States and abroad responded with unprecedented stimulus and other programs. Over the past six months, these efforts started to take hold. Credit-market conditions improved, and the outlook for the U.S.

economy brightened. From their early-March lows, stocks took off on an almost-unbroken winning streak.

Even so, the broad U.S. stock market ended the 12 months in negative territory, with a return of about –18%. International markets performed somewhat better, as major European economies emerged from recession; the MSCI All Country World Index ex USA returned about –14%.

Despite the robust second-half rally, it may be premature to sound the all-clear signal. As the fiscal year came to a close, home foreclosures and the unemployment rate were rising, and the federal government’s list of problem banks had climbed above 400—the most since June 1994. There is

Market Barometer

	Average Annual Total Returns
	Periods Ended August 31, 2009
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	-18.39%	-5.61%	0.94%
Russell 2000 Index (Small-caps)	-21.29	-6.08	2.21
Dow Jones U.S. Total Stock Market Index	-18.10	-5.17	1.45
MSCI All Country World Index ex USA (International)	-13.96	-2.41	8.18

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	7.94%	6.35%	4.96%
Barclays Capital Municipal Bond Index	5.67	4.14	4.15
Citigroup Three-Month U.S. Treasury Bill Index	0.51	2.77	2.98

CPI
Consumer Price Index	-1.48%	1.91%	2.64%

3

considerable historical evidence that recovery from a recession caused by a financial crisis tends to take longer than average.

Among bond investors, safety and yield traded places

The U.S. bond market also performed a U-turn during the year. Early on, as credit markets deteriorated, investors rushed to the relative safety and liquidity of U.S. Treasury securities, driving their prices up and yields down. Investors were so risk-averse that short-term Treasury yields briefly turned negative. November and December were among the ten best months ever for Treasury returns (adjusted for inflation). Corporate bonds, especially those of lower credit quality, struggled, and their yield spreads above comparable Treasuries widened to near-historic levels during the first six months.

Several moves by the Treasury and the Federal Reserve Board—which slashed its target level for short-term interest rates to a range of 0%–0.25% in December—helped credit markets to attain some stability by the spring. In a dramatic reversal, investors regained their appetite for risk, favoring corporate bonds over Treasuries.

After all the ups and downs, Treasuries and high-yield corporate bonds produced similar 12-month returns of about 6%–7%. Overall, the broad U.S. taxable bond market returned about 8%. Tax-exempt municipal bonds, after a flat first half, returned more than 5% for the fiscal year.

Expense Ratios
Your Fund Compared With Its Peer Group

			Large-Cap
	Investor	Admiral	Growth Funds
	Shares	Shares	Average
U.S. Growth Fund	0.50%	0.31%	1.34%

The fund expense ratios shown are from the prospectus dated December 29, 2008, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended August 31, 2009, the expense ratios were 0.49% for the Investor Shares and 0.30% for the Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

4

Health care and energy stocks drove the fund’s return

During the market’s free fall in the fiscal year’s first half, every sector in which the fund invested posted negative results. By contrast, each of these sectors contributed a solid positive return during the second half.

The fund’s holdings in health care and energy had the most significant impact on its full-year performance; they were responsible for about half of the fund’s negative return. The fund’s consumer staples and industrial stocks also took a large chunk from its fiscal-year result.

The negative impact of other sectors, such as financials and materials, was less severe, in part because of stocks that swam against the general market tide, including those of bankers Goldman Sachs and JPMorgan Chase and copper-miner Freeport-McMoRan.

The fund’s substantial holdings in information technology stocks—which represented about a third of its assets at the end of the period—held up relatively well, as a powerful second-half rally offset most of the sector’s decline in the first half. Over the full 12 months, the fund’s tech stocks trimmed about 1 percentage point from its return.

The only sector holdings that made a positive contribution to the fiscal-year return were—despite the economic

Total Returns
Ten Years Ended August 31, 2009
Average
Annual Return
U.S. Growth Fund Investor Shares	-6.30%
Russell 1000 Growth Index	-3.17
Large-Cap Growth Funds Average	-3.34
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

slump—consumer discretionary stocks, which got a significant boost from Kohl’s, the department store chain.

Although it was difficult to find bright spots in the year’s disappointing results, the advisors’ stock selections helped the fund stay a few steps ahead of its comparative standards. Of course, we can’t forget that such “better” performance during market downturns is a relative concept.

A word on expenses

The fund’s expense ratio has risen over the past fiscal year. The explanation is twofold.

First, as the value of the fund assets has declined, the fund’s fixed expenses have accounted for a modestly higher percentage of fund assets. Second, the Vanguard funds’ contracts with external advisors typically include breakpoint pricing. As assets rise above a breakpoint threshold, advisory fees are paid at a lower rate. When assets fall, as they have during fiscal 2009, a smaller portion of assets is subject to the lower rate, causing the overall rate to increase.

A turn for the better after a tough stretch

U.S. Growth ended fiscal 2009 on a welcome note. The fund performed well compared with its benchmark index and peer funds during a very difficult time. The funds’ advisors—AllianceBernstein and William Blair & Company—deserve much credit for that performance.

Of course, a single year’s result is only a part of a long-term record. And, in truth, the fund’s performance in recent years has not consistently matched that of its benchmark. Over the past decade, for example, the fund produced an average annual return of about –6%, compared with about –3% for its benchmark index.

Going forward, we have confidence in our advisors and their approach to large-cap growth investing, and we believe that the fund has the potential to produce competitive returns over the long term.

Keep in mind that the fund’s long-term results are likely to be composed of widely differing yearly returns, as you can see in the Performance Summary later in this report. That reflects a variety of factors, from changing economic circumstances to the changing fortunes of the fast-growing, dynamic companies in which the fund invests.

That is why we urge investors to maintain a portfolio that is balanced among stocks, bonds, and cash reserves and diversified within these asset classes—a portfolio that holds both growth and value stocks, for example. The exact mix of assets should be based on your unique objective, time horizon, and risk tolerance. U.S. Growth can serve as an element in such a diversified portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
September 12, 2009

6

Advisors’ Report

For the 12 months ended August 31, 2009, Vanguard U.S. Growth Fund returned about –16%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal year and of how the portfolio’s positioning reflects this assessment. These reports were prepared on September 10, 2009.

AllianceBernstein L.P.

Portfolio Managers:
James G. Reilly,
Executive Vice President

P. Scott Wallace, CFA,
Senior Vice President

After extending 2008’s sharp losses in January and February, U.S. equities rallied, with the S&P 500 gaining about 41% from March to August 2009 amid thawing credit markets, signs of economic recovery, and better-than-expected corporate profits.

Vanguard U.S. Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
AllianceBernstein L.P.	68	2,565	Uses a fundamentally based, research-driven approach
			to large-capitalization growth investing. The advisor
			seeks to build a diversified portfolio of successful,
			well-managed companies with sustainable competitive
			advantages and superior prospects for growth not fully
			reflected in relative valuation.
William Blair & Company, L.L.C.	30	1,146	Uses a fundamental investment approach in pursuit of
			superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Cash Investments	2	82	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

7

Still, the S&P 500 finished the 12 months ended August 31, 2009, down about 18%. The growth investment style outperformed value during the period, with the Russell 1000 Growth Index returning about –17% and the Russell 1000 Value Index returning about –20%. For the 12 months, the fund outperformed its Russell 1000 Growth benchmark.

In the portion of the portfolio that we manage, our stock selection and overweighting in health care helped overall returns, as investors gravitated toward sectors perceived as defensive during the market turmoil. Our financial holdings, led by Goldman Sachs and JPMorgan Chase, also outperformed, reflecting emerging indications of these companies’ ability to take advantage of weakened competition and gain share in capital-markets segments. Our technology holdings, hurt by concerns about cutbacks in global tech spending, were the largest source of underperformance.

The market’s recent strength has provided a clear indication that fears about end-of-the-world scenarios have been put to rest, although investors are now questioning the sustainability of a rebound because of weak consumer spending. But it wasn’t the consumer segment that drove the economy down in the latest recession, and consumer spending often doesn’t lead the way out, as a wait-and-see attitude among employers causes rehiring to lag recovery.

With fears of financial Armageddon behind them, investors are returning their focus to earnings. Recent earnings reports showed a spike in earnings surprises relative to disappointments, suggesting that analysts were caught off guard by the moderation in declines. Meanwhile, earnings for growth companies have held up better this year and look more promising for 2010. Growth stocks are now priced on parity with value stocks, a seemingly counterintuitive occurrence. We expect investors to become more discerning as an economic recovery takes shape, and to gravitate toward companies that provide greater confidence in earnings stability and expansion; that should, in our view, favor the growth style.

William Blair & Company, L.L.C.

Portfolio Manager:
John F. Jostrand, CFA, Principal

The last year was an extremely difficult period for U.S. equity investors. The portfolio’s benchmark, the Russell 1000 Growth Index, returned about –17%. The period began with severe declines as the global financial crisis deepened, and record levels of volatility and indiscriminate selling occurred. Losses continued into early 2009 as investors reacted negatively to deteriorating economic and equity market fundamentals. As risk aversion increased, investors flocked to defensive groups such as consumer staples, health care, and larger-cap stocks.

8

After March 9, U.S. equity markets recorded an impressive positive performance. Stocks rallied as investors anticipated an economic recovery based on improved global economic data resulting from aggressive fiscal and monetary policy, both here and abroad. In general, over the last six months, riskier assets surpassed more conservative ones, emerging markets outperformed developed markets, and smaller-capitalization stocks surpassed large-caps.

Early in the period, our portion of the portfolio held up relatively well owing to our quality growth focus, although stock selection and an underweighted position in consumer staples weighed on results. The consumer staples sector was a strong performer as investors sought safety, but our exposure to it was substantially less than that of the index because we believe there are better opportunities for earnings growth in other groups. Campbell Soup, our weakest holding in consumer staples, came under pressure because of product-price discounting concerns, and we eliminated it.

Conversely, the consumer discretionary sector was the greatest contributor to our portion of the portfolio because of strong stock selection and an overweighting in a relatively good performer: Johnson Controls rallied as the economy and outlook for the automotive industry looked less dire.

In our view, we are probably past the worst of the recessionary declines, and economic recovery has begun. Signs of stabilization and improvement in the U.S. and other economies continue to appear. Global stimulus programs will continue to help as more of their components take effect. Additionally, in the near term, we should see an uptick in production as restocking occurs after the rapid reduction in inventory between October and March. Overall, our outlook for U.S. economic growth remains at subdued levels.

Many stocks—especially small-caps and those of lower quality—reacted positively and quickly to early signs of a recovery, even though there had been only slight improvement from the lows. Moving into 2010, investors are likely to focus on a company’s ability to sustain its recent advance, as demonstrated by a revival in sales combined with expense control. In this environment, we believe our portfolio will continue to benefit from our quality growth philosophy and our research-intensive investment process, which will help us to identify industry-leading companies with competitive business models that have compelling and sustainable earnings growth profiles and strong financial positions.

9

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	816,325,661	25,839,114	96.9%
Charles D. Ellis	811,618,878	30,545,897	96.4%
Emerson U. Fullwood	816,960,560	25,204,215	97.0%
Rajiv L. Gupta	815,607,429	26,557,346	96.8%
Amy Gutmann	818,039,387	24,125,388	97.1%
JoAnn Heffernan Heisen	815,771,400	26,393,375	96.9%
F. William McNabb III	817,559,701	24,605,074	97.1%
André F. Perold	814,833,250	27,331,525	96.8%
Alfred M. Rankin, Jr.	815,942,907	26,221,868	96.9%
Peter F. Volanakis	817,780,699	24,384,076	97.1%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
U.S. Growth Fund
2a	165,876,100	4,890,892	4,356,102	4,561,467	92.3%
2b	165,333,362	5,207,115	4,582,614	4,561,469	92.0%
2c	164,407,000	5,129,930	5,586,162	4,561,469	91.5%
2d	164,607,338	5,140,619	5,375,135	4,561,468	91.6%
2e	165,078,411	5,040,748	5,003,934	4,561,468	91.9%
2f	165,249,329	5,178,086	4,695,676	4,561,469	92.0%
2g	166,305,489	5,073,329	3,744,272	4,561,470	92.6%

10

U.S. Growth Fund

Fund Profile
As of August 31, 2009

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWUSX	VWUAX
Expense Ratio[1]	0.50%	0.31%
30-Day SEC Yield	0.58%	0.81%

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	86	627	4,345
Median Market Cap	$53.2B	$35.3B	$27.3B
Price/Earnings Ratio	24.2x	20.6x	26.0x
Price/Book Ratio	2.6x	3.4x	2.1x
Return on Equity	29.5%	23.6%	19.2%
Earnings Growth Rate	21.8%	16.6%	9.7%
Dividend Yield	1.1%	1.7%	2.0%
Foreign Holdings	8.0%	0.0%	0.0%
Turnover Rate	101%	—	—
Short-Term Reserves	0.7%	—	—

Volatility Measures
		DJ
	U.S. Total
	Russell 1000	Market
	Growth Index	Index
R-Squared	0.97	0.93
Beta	0.95	0.91
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	6.0%
Google Inc.	Internet Software &
	Services	5.5
The Goldman Sachs	Investment Banking
Group, Inc.	& Brokerage	4.2
QUALCOMM Inc.	Communications
	Equipment	4.0
Hewlett-Packard Co.	Computer
	Hardware	4.0
JPMorgan Chase & Co.	Diversified Financial
	Services	3.9
Schlumberger Ltd.	Oil & Gas
	Equipment &
	Services	3.4
Gilead Sciences, Inc.	Biotechnology	3.4
Intel Corp.	Semiconductors	2.7
Kohl's Corp.	Department Stores	2.6
Top Ten		39.7%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 29, 2008, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended August 31, 2009, the expense ratios were 0.49% for the Investor
Shares and 0.30% for the Admiral Shares.

11

U.S. Growth Fund

Sector Diversification (% of equity exposure)

		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	9.9%	10.4%	10.0%
Consumer Staples	7.0	16.0	10.0
Energy	8.5	4.1	11.2
Financials	13.8	5.3	16.5
Health Care	14.2	16.8	13.2
Industrials	9.0	10.1	10.3
Information
Technology	32.2	31.8	18.2
Materials	5.3	4.0	3.8
Telecommunication
Services	0.0	0.5	2.9
Utilities	0.1	1.0	3.9

12

U.S. Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 1999, Through August 31, 2009
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended August 31, 2009
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	U.S. Growth Fund Investor Shares	-16.29%	1.11%	-6.30%	$5,215
••••••••	Dow Jones U.S. Total Stock Market
	Index	-18.10	1.45	0.26	10,259

– – – –	Large-Cap Russell 1000 Growth Growth Funds Index Average	-17.84 -16.76	0.74 1.21	-3.34 -3.17	7,119 7,249

Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

			Since	Final Value
			Inception	of a $100,000
	One Year	Five Years	(8/13/2001)	Investment
U.S. Growth Fund Admiral Shares	-16.15%	1.33%	-2.63%	$80,665
Dow Jones U.S. Total Stock Market
Index	-18.10	1.45	1.15	109,681
Russell 1000 Growth Index	-16.76	1.21	-0.87	93,192
Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception.

Vanguard fund total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
See Financial Highlights for dividend and capital gains information.

13

U.S. Growth Fund

Fiscal-Year Total Returns (%): August 31, 1999, Through August 31, 2009

Average Annual Total Returns: Periods Ended June 30, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares	1/6/1959	-23.81%	-2.46%	-7.46%
Admiral Shares	8/13/2001	-23.70	-2.26	-3.86[1]
1 Return since inception.

Vanguard fund total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
See Financial Highlights for dividend and capital gains information.

14

U.S. Growth Fund

Financial Statements

Statement of Net Assets
As of August 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends.

For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and

Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.6%)[1]
Consumer Discretionary (9.6%)
*	Kohl’s Corp.	1,897,191	97,876
	Johnson Controls, Inc.	1,662,400	41,178
	Target Corp.	871,600	40,965
	McDonald’s Corp.	688,790	38,737
	Lowe’s Cos., Inc.	1,752,600	37,681
*	Discovery
	Communications Inc.
	Class A	1,077,600	27,931
*	O’Reilly Automotive, Inc.	437,100	16,732
	Omnicom Group Inc.	372,630	13,534
	Yum! Brands, Inc.	393,600	13,481
*	Amazon.com, Inc.	160,600	13,039
	The Walt Disney Co.	446,800	11,635
	Toyota Motor Corp. ADR	134,500	11,458
			364,247
Consumer Staples (6.8%)
	PepsiCo, Inc.	1,334,600	75,632
	Wal-Mart Stores, Inc.	1,132,650	57,618
	Costco Wholesale Corp.	962,200	49,053
	CVS Caremark Corp.	810,840	30,422
	Colgate-Palmolive Co.	405,200	29,458
	General Mills, Inc.	174,800	10,441
	Mead Johnson Nutrition Co.	155,800	6,179
			258,803
Energy (8.3%)
	Schlumberger Ltd.	2,301,070	129,320
	Occidental
	Petroleum Corp.	737,900	53,941
	Apache Corp.	379,950	32,277
*	Cameron
	International Corp.	890,640	31,805

			Market
			Value•
		Shares	($000)
*	Suncor Energy, Inc.
	(New York Shares)	586,000	17,955
	Petroleo Brasileiro SA ADR	376,800	14,936
*	National Oilwell Varco Inc.	366,100	13,308
	EOG Resources, Inc.	166,340	11,976
	Petroleo Brasileiro SA
	Series A ADR	236,200	7,842
			313,360
Exchange-Traded Fund (0.0%)
^,2	Vanguard Growth ETF	3,100	147

Financials (13.4%)
	The Goldman Sachs
	Group, Inc.	952,537	157,607
	JPMorgan Chase & Co.	3,415,300	148,429
	CME Group, Inc.	196,455	57,176
*	Credit Suisse Group
	AG ADR	831,200	42,300
	Invesco, Ltd.	985,300	20,445
	Franklin Resources, Inc.	215,700	20,131
	Bank of America Corp.	984,300	17,314
	Charles Schwab Corp.	931,785	16,828
	The Principal
	Financial Group, Inc.	504,900	14,339
	Janus Capital Group Inc.	1,010,200	12,850
			507,419
Health Care (13.9%)
*	Gilead Sciences, Inc.	2,826,460	127,360
	Teva Pharmaceutical
	Industries Ltd.
	Sponsored ADR	1,465,060	75,451
*	Celgene Corp.	1,397,360	72,900
	Baxter International, Inc.	1,178,900	67,103

15

U.S. Growth Fund

			Market
			Value•
		Shares	($000)
	Alcon, Inc.	516,140	66,825
*	Medco Health
	Solutions, Inc.	967,600	53,431
*	Thermo Fisher
	Scientific, Inc.	653,120	29,527
	Allergan, Inc.	332,435	18,590
	UnitedHealth Group Inc.	555,700	15,560
			526,747
Industrials (8.7%)
	Danaher Corp.	1,118,615	67,911
	Illinois Tool Works, Inc.	1,061,100	44,375
	United Parcel Service, Inc.	614,200	32,835
*	Vestas Wind Systems A/S	1,335,100	31,942
	Union Pacific Corp.	461,100	27,579
	FedEx Corp.	328,200	22,551
	W.W. Grainger, Inc.	215,300	18,832
	J.B. Hunt Transport
	Services, Inc.	632,210	17,721
	Roper Industries Inc.	367,690	17,421
	Rockwell Automation, Inc.	404,100	16,912
	United Technologies Corp.	267,300	15,867
*	Quanta Services, Inc.	574,600	12,710
	Emerson Electric Co.	144,270	5,319
			331,975
Information Technology (31.7%)
*	Apple Inc.	1,346,306	226,462
*	Google Inc.	454,750	209,944
	QUALCOMM Inc.	3,236,995	150,261
	Hewlett-Packard Co.	3,338,000	149,843
	Intel Corp.	5,021,910	102,045
	Microsoft Corp.	2,585,595	63,735
*	Cisco Systems, Inc.	2,471,080	53,375
*	EMC Corp.	2,053,500	32,651
	Visa Inc.	443,000	31,497
	Taiwan Semiconductor
	Manufacturing Co.,
	Ltd. ADR	2,558,939	27,381
	Altera Corp.	1,335,700	25,659
*	Broadcom Corp.	767,000	21,821
*	Juniper Networks, Inc.	831,000	19,171
*	Cognizant Technology
	Solutions Corp.	492,800	17,189
	Amphenol Corp. Class A	472,700	16,526
*	McAfee Inc.	394,400	15,689
*	Activision Blizzard, Inc.	1,320,800	15,335
*	Adobe Systems, Inc.	420,539	13,213
*	Research In Motion Ltd.	169,500	12,384
			1,204,181

		Market
		Value•
	Shares	($000)
Materials (5.2%)
Freeport-McMoRan
Copper & Gold, Inc.
Class B	683,200	43,028
Arcelor Mittal Class A
New York
Registered Shares	1,051,500	37,465
Praxair, Inc.	411,640	31,540
Rio Tinto PLC ADR	167,000	25,912
Air Products &
Chemicals, Inc.	320,730	24,064
Ecolab, Inc.	420,320	17,775
Monsanto Co.	187,255	15,707
		195,491
Total Common Stocks
(Cost $3,676,708)		3,702,370
Temporary Cash Investments (2.9%)[1]
Money Market Fund (2.4%)
3,4 Vanguard Market
Liquidity Fund,
0.277%	90,274,855	90,275

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.5%)
5,6 Federal Home Loan
Bank, 0.275%, 2/19/10	18,000	17,978
Total Temporary Cash Investments
(Cost $108,251)		108,253
Total Investments (100.5%)
(Cost $3,784,959)		3,810,623
Other Assets and Liabilities (-0.5%)
Other Assets		28,778
Liabilities[4]		(46,018)
		(17,240)
Net Assets (100%)		3,793,383

16

U.S. Growth Fund

At August 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	10,485,150
Overdistributed Net Investment Income	(1,156)
Accumulated Net Realized Losses	(6,723,968)
Unrealized Appreciation (Depreciation)
Investment Securities	25,664
Futures Contracts	7,693
Net Assets	3,793,383

Investor Shares—Net Assets
Applicable to 199,343,891 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,955,597
Net Asset Value Per Share—
Investor Shares	$14.83

Admiral Shares—Net Assets
Applicable to 21,810,598 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	837,786
Net Asset Value Per Share—
Admiral Shares	$38.41

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $95,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and
temporary cash investment positions represent 99.8% and 0.7%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
4 Includes $98,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S.
government.
6 Securities with a value of $17,978,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

17

U.S. Growth Fund

Statement of Operations

Year Ended
August 31, 2009
($000)
Investment Income
Income
Dividends[1]	41,434
Interest[1]	2,154
Security Lending	295
Total Income	43,883
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,688
Performance Adjustment	(1,163)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	8,366
Management and Administrative—Admiral Shares	1,046
Marketing and Distribution—Investor Shares	717
Marketing and Distribution—Admiral Shares	209
Custodian Fees	54
Auditing Fees	25
Shareholders’ Reports and Proxies—Investor Shares	310
Shareholders’ Reports and Proxies—Admiral Shares	32
Trustees’ Fees and Expenses	8
Total Expenses	15,292
Expenses Paid Indirectly	(316)
Net Expenses	14,976
Net Investment Income	28,907
Realized Net Gain (Loss)
Investment Securities Sold[1]	(533,789)
Futures Contracts	(53,722)
Realized Net Gain (Loss)	(587,511)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(240,494)
Futures Contracts	14,406
Change in Unrealized Appreciation (Depreciation)	(226,088)
Net Increase (Decrease) in Net Assets Resulting from Operations	(784,692)

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $2,000, $1,952,000, and
$0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

18

U.S. Growth Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	28,907	27,319
Realized Net Gain (Loss)	(587,511)	138,171
Change in Unrealized Appreciation (Depreciation)	(226,088)	(551,756)
Net Increase (Decrease) in Net Assets Resulting from Operations	(784,692)	(386,266)
Distributions
Net Investment Income
Investor Shares	(23,339)	(25,051)
Admiral Shares	(8,835)	(11,166)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(32,174)	(36,217)
Capital Share Transactions
Investor Shares	(65,408)	(351,798)
Admiral Shares	(77,153)	(106,170)
Net Increase (Decrease) from Capital Share Transactions	(142,561)	(457,968)
Total Increase (Decrease)	(959,427)	(880,451)
Net Assets
Beginning of Period	4,752,810	5,633,261
End of Period[1]	3,793,383	4,752,810

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($1,156,000) and $2,111,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

U.S. Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$17.89	$19.44	$17.06	$16.77	$14.39
Investment Operations
Net Investment Income	.105	.089	.113	.059	.040
Net Realized and Unrealized Gain (Loss)
on Investments	(3.049)	(1.523)	2.354	.266	2.385
Total from Investment Operations	(2.944)	(1.434)	2.467	.325	2.425
Distributions
Dividends from Net Investment Income	(.116)	(.116)	(.087)	(.035)	(.045)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.116)	(.116)	(.087)	(.035)	(.045)
Net Asset Value, End of Period	$14.83	$17.89	$19.44	$17.06	$16.77

Total Return[1]	-16.29%	-7.44%	14.50%	1.93%	16.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,956	$3,637	$4,308	$4,530	$4,848
Ratio of Total Expenses to
Average Net Assets[2]	0.49%	0.43%	0.50%	0.58%	0.55%
Ratio of Net Investment Income to
Average Net Assets	0.79%	0.47%	0.60%	0.34%	0.30%
Portfolio Turnover Rate	101%	107%	51%	48%	38%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.03%), (0.01%), 0.02%, and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

20

U.S. Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$46.37	$50.42	$44.24	$43.47	$37.29
Investment Operations
Net Investment Income	.335	.325	.416	.271	.226
Net Realized and Unrealized Gain (Loss)
on Investments	(7.919)	(3.950)	6.107	.677	6.163
Total from Investment Operations	(7.584)	(3.625)	6.523	.948	6.389
Distributions
Dividends from Net Investment Income	(.376)	(.425)	(.343)	(.178)	(.209)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.376)	(.425)	(.343)	(.178)	(.209)
Net Asset Value, End of Period	$38.41	$46.37	$50.42	$44.24	$43.47

Total Return	-16.15%	-7.28%	14.80%	2.16%	17.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$838	$1,116	$1,325	$1,262	$1,012
Ratio of Total Expenses to
Average Net Assets[1]	0.30%	0.24%	0.27%	0.34%	0.32%
Ratio of Net Investment Income to
Average Net Assets	0.98%	0.66%	0.83%	0.58%	0.53%
Portfolio Turnover Rate	101%	107%	51%	48%	38%

1 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.03%), (0.01%), 0.02%, and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Growth Fund

Notes to Financial Statements

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and

Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for

U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

22

U.S. Growth Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. AllianceBernstein L.P. and William Blair & Company, L.L.C., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for AllianceBernstein L.P. is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. The basic fee for William Blair & Company, L.L.C., is subject to quarterly adjustments based on performance since June 1, 2004, relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended August 31, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets, before a decrease of $1,163,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2009, the fund had contributed capital of $827,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.33% of

Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended August 31, 2009, these arrangements reduced the fund’s expenses by $316,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

23

U.S. Growth Fund

The following table summarizes the fund’s investments as of August 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,702,370	—	—
Temporary Cash Investments	90,275	17,978	—
Futures Contracts—Assets[1]	24	—	—
Futures Contracts—Liabilities[1]	(819)	—	—
Total	3,791,850	17,978	—

1 Represents variation margin on the last day of the reporting period.

F. At August 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
S&P 500 Index	September 2009	177	45,122	4,436
S&P Mid-Cap 400 Index	September 2009	100	32,700	3,287
E-mini S&P 500 Index	September 2009	75	3,824	(30)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2009, the fund had $14,725,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $6,398,578,000 to offset future net capital gains of $2,582,798,000 through August 31, 2010, $2,548,333,000 through August 31, 2011, $887,490,000 through August 31, 2012, $123,651,000 through August 31, 2013, and $256,306,000 through August 31, 2017. In addition, the fund realized losses of $316,709,000 during the period from November 1, 2008, through August 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At August 31, 2009, the cost of investment securities for tax purposes was $3,785,265,000. Net unrealized appreciation of investment securities for tax purposes was $25,358,000, consisting of unrealized gains of $266,479,000 on securities that had risen in value since their purchase and $241,121,000 in unrealized losses on securities that had fallen in value since their purchase.

24

U.S. Growth Fund

H. During the year ended August 31, 2009, the fund purchased $3,386,073,000 of investment securities and sold $3,454,896,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	397,147	30,584	488,406	26,158
Issued in Lieu of Cash Distributions	22,922	1,941	24,561	1,226
Redeemed	(485,477)	(36,477)	(864,765)	(45,681)
Net Increase (Decrease)—Investor Shares	(65,408)	(3,952)	(351,798)	(18,297)
Admiral Shares
Issued	135,668	4,030	207,633	4,245
Issued in Lieu of Cash Distributions	8,303	272	10,509	203
Redeemed	(221,124)	(6,551)	(324,312)	(6,673)
Net Increase (Decrease)—Admiral Shares	(77,153)	(2,249)	(106,170)	(2,225)

J. In preparing the financial statements as of August 31, 2009, management considered the impact of subsequent events occurring through October 15, 2009, for potential recognition or disclosure in these financial statements.

25

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard World Fund and the Shareholders of Vanguard U.S. Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Growth Fund (the “Fund”) at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 15, 2009

Special 2009 tax information (unaudited) for Vanguard U.S. Growth Fund

This information for the fiscal year ended August 31, 2009, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $32,174,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any)
qualifies for the dividends-received deduction.

26

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Growth Fund Investor Shares
Periods Ended August 31, 2009
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-16.29%	1.11%	-6.30%
Returns After Taxes on Distributions	-16.41	1.03	-6.86
Returns After Taxes on Distributions and Sale of Fund Shares	-10.48	0.94	-4.97

Vanguard fund total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

28

Six Months Ended August 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Growth Fund	2/28/2009	8/31/2009	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,369.34	$3.11
Admiral Shares	1,000.00	1,370.81	1.79

Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.58	$2.65
Admiral Shares	1,000.00	1,023.69	1.53

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.52% for the Investor Shares and 0.30% for the Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

29

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

30

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Retired
Born 1954. Trustee Since May 1987. Chairman of	Executive Chief Staff and Marketing Officer for North
the Board. Principal Occupation(s) During the Past	America and Corporate Vice President of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer and President of The Vanguard	Amerigroup Corporation (direct health and medical
Group and of each of the investment companies served	insurance carriers), and Monroe Community College
by The Vanguard Group (1996–2008); Chairman of	Foundation.
the Financial Accounting Foundation; Governor of
the Financial Industry Regulatory Authority (FINRA);	Rajiv L. Gupta
Director of United Way of Southeastern Pennsylvania.	Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years: Retired
F. William McNabb III[1]	Chairman and Chief Executive Officer of Rohm and
Born 1957. Trustee Since July 2009. Principal	Haas Co. (chemicals); President of Rohm and Haas Co.
Occupation(s) During the Past Five Years: Director of	(2006–2008); Board Member of American Chemistry
The Vanguard Group, Inc., since 2008; Chief Executive	Council; Director of Tyco International, Ltd. (diversified
Officer and President of The Vanguard Group and of	manufacturing and services) and Hewlett-Packard Co.
each of the investment companies served by The	(electronic computer manufacturing); Trustee of The
Vanguard Group since 2008; Director of Vanguard	Conference Board.
Marketing Corporation; Managing Director of The
Vanguard Group (1995–2008).	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President of
Independent Trustees	the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Charles D. Ellis	of Arts and Sciences with Secondary Appointments
Born 1937. Trustee Since January 2001. Principal	at the Annenberg School for Communication and the
Occupation(s) During the Past Five Years: Applecore	Graduate School of Education of the University of
Partners (pro bono ventures in education); Senior	Pennsylvania; Director of Carnegie Corporation of
Advisor to Greenwich Associates (international business	New York, Schuylkill River Development Corporation,
strategy consulting); Successor Trustee of Yale University;	and Greater Philadelphia Chamber of Commerce;
Overseer of the Stern School of Business at New York	Trustee of the National Constitution Center.
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Retired	Thomas J. Higgins[1]
Corporate Vice President, Chief Global Diversity Officer,	Born 1957. Chief Financial Officer Since September
and Member of the Executive Committee of Johnson	2008. Principal Occupation(s) During the Past Five
& Johnson (pharmaceuticals/consumer products);	Years: Principal of The Vanguard Group, Inc.; Chief
Vice President and Chief Information Officer of Johnson	Financial Officer of each of the investment companies
& Johnson (1997 –2005); Director of the University	served by The Vanguard Group since 2008; Treasurer
Medical Center at Princeton and Women’s Research	of each of the investment companies served by The
and Education Institute.	Vanguard Group (1998–2008).

André F. Perold	Kathryn J. Hyatt[1]
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George Gund	Occupation(s) During the Past Five Years: Principal of
Professor of Finance and Banking, Harvard Business	The Vanguard Group, Inc.; Treasurer of each of the
School; Director and Chairman of UNX, Inc. (equities	investment companies served by The Vanguard
trading firm); Chair of the Investment Committee of	Group since 2008; Assistant Treasurer of each of the
HighVista Strategies LLC (private investment firm).	investment companies served by The Vanguard Group
(1988–2008).
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Heidi Stam[1]
Occupation(s) During the Past Five Years: Chairman,	Born 1956. Secretary Since July 2005. Principal
President, Chief Executive Officer, and Director of	Occupation(s) During the Past Five Years: Managing
NACCO Industries, Inc. (forklift trucks/housewares/	Director of The Vanguard Group, Inc., since 2006;
lignite); Director of Goodrich Corporation (industrial	General Counsel of The Vanguard Group since 2005;
products/aircraft systems and services).	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
Peter F. Volanakis	since 2005; Director and Senior Vice President of
Born 1955. Trustee Since July 2009. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: President	of The Vanguard Group (1997–2006).
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director	Vanguard Senior Management Team
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning	R. Gregory Barton	Michael S. Miller
Museum of Glass; Overseer of the Amos Tuck School	Mortimer J. Buckley	James M. Norris
of Business Administration at Dartmouth College.	Kathleen C. Gubanich	Glenn W. Reed
	Paul A. Heller	George U. Sauter

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People
With Hearing Impairment > 800-952-3335

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange	© 2009 The Vanguard Group, Inc.
Commission, Washington, DC 20549-0102.	All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q230 102009

Vanguard International Growth Fund
Annual Report
August 31, 2009

> For the fiscal year ended August 31, 2009, Vanguard International Growth Fund returned about –14%.

> The fund’s disappointing performance nevertheless exceeded the return of its benchmark index and the average return of peer funds.

> Both developed and emerging markets posted losses; the developed European market detracted the most from overall performance.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	8
Results of Proxy Voting	13
Fund Profile	14
Performance Summary	16
Financial Statements	18
Your Fund’s After-Tax Returns	35
About Your Fund’s Expenses	36
Glossary	38

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard International Growth Fund
Investor Shares	VWIGX	–13.75%
Admiral™ Shares[1]	VWILX	–13.57
MSCI EAFE Index		–14.95
International Funds Average[2]		–16.32

Your Fund’s Performance at a Glance
August 31, 2008–August 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Growth Fund
Investor Shares	$20.43	$15.73	$0.562	$0.903
Admiral Shares	65.09	50.08	1.909	2.870

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder:

In an extremely volatile period in the global stock markets, Vanguard International Growth Fund returned about –14% for the fiscal year ended August 31, 2009. This performance, although disappointing, compared favorably with that of the fund’s market benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, and the average return of international peer funds.

The first six months of the fiscal year were a time of severe gloom in global stock markets as credit markets froze and economic contraction was widespread. Foreign governments’ stimulus programs gained traction during the second half of the fiscal year, and global stock markets advanced strongly.

All ten of the fund’s sectors recorded declines for the year, and results were negative across all regions. Relative to the benchmark, however, the fund benefited from the advisors’ limited exposure to, and strong stock selection in, the financial sector, and from holdings in emerging markets. Emerging markets—which are not included in the index—outperformed developed markets.

If you invest in the fund through a taxable account, page 35 shows after-tax returns for investors in the highest tax bracket.

2

Stocks sank, then soared as credit and economy stabilized

The 12 months ended August 31 spanned two strikingly different half-years. The period began with the September collapse of a major investment bank and the government-engineered rescue of several giant financial institutions. Stocks sank as the ensuing crisis spread from Wall Street to Main Street and around the globe. Stricken by seized-up credit markets and a near-total lack of confidence, businesses and consumers put the brakes on economic growth.

Governments in the United States and abroad responded with unprecedented stimulus and other programs. Over the past six months, these efforts started to take hold. Credit-market conditions improved, and the outlook for the U.S. economy brightened. From their early-March lows, stocks took off on an almost unbroken winning streak.

Even so, the broad U.S. stock market ended the 12 months in negative territory, with a return of about –18%. International markets performed somewhat better, as major European economies emerged from recession; the MSCI All Country World Index ex USA returned about –14%.

Despite the robust second-half rally, it may be premature to sound the all-clear signal. As the fiscal year came to a close, home foreclosures and the unemployment rate were rising, and the federal government’s list of problem banks had climbed above 400—the most since June 1994. There is

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2009
	One Year	Three Years	Five Years
Stocks
MSCI All Country World Index ex USA (International)	–13.96%	–2.41%	8.18%
Russell 1000 Index (Large-caps)	–18.39	–5.61	0.94
Russell 2000 Index (Small-caps)	–21.29	–6.08	2.21
Dow Jones U.S. Total Stock Market Index	–18.10	–5.17	1.45

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	7.94%	6.35%	4.96%
Barclays Capital Municipal Bond Index	5.67	4.14	4.15
Citigroup 3-Month Treasury Bill Index	0.51	2.77	2.98

CPI
Consumer Price Index	–1.48%	1.91%	2.64%

3

considerable historical evidence that recovery from a recession caused by a financial crisis tends to take longer than average.

Among bond investors, safety and yield traded places

The U.S. bond market also performed a U-turn during the year. Early on, as credit markets deteriorated, investors rushed to the relative safety and liquidity of U.S. Treasury securities, driving their prices up and yields down. Investors were so risk-averse that short-term Treasury yields briefly turned negative. November and December were among the ten best months ever for Treasury returns (adjusted for inflation). Corporate bonds, especially those of lower credit quality, struggled, and their yield spreads above comparable Treasuries widened to near-historic levels during the first six months.

Several moves by the Treasury and the Federal Reserve Board—which slashed its target level for short-term interest rates to a range of 0%–0.25% in December—helped credit markets to attain some stability by the spring. In a dramatic reversal, investors regained their appetite for risk, favoring corporate bonds over Treasuries.

After all the ups and downs, Treasuries and high-yield corporate bonds produced similar 12-month returns of about 6%–7%. Overall, the broad U.S. taxable bond market returned about 8%. Tax-exempt municipal bonds, after a flat first half, returned more than 5% for the fiscal year.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			International
	Investor	Admiral	Funds
	Shares	Shares	Average
International Growth Fund	0.54%	0.35%	1.44%

1 The fund expense ratios shown are from the prospectus dated December 29, 2008, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. The expense ratios for the fiscal year ended August 31, 2009, were 0.53%
for Investor Shares and 0.34% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

4

Second-half rally could not offset losses

Global stock markets opened the fiscal year plagued by the credit crisis that began in the United States and the economic slowdown that followed. While the markets staged a solid rally over the year’s second half, the gains weren’t enough to offset the steep losses incurred earlier in the period.

Emerging-market stocks, while still down for the fiscal year, made an impressive comeback over the last six months, and your fund’s advisors reaped the benefits of opportunistically building up their allocation to emerging markets during the year. Leading the rally was China, where investors cheered the government’s stimulus program. Financial, consumer discretionary, and industrial stocks contributed the most to China’s return. The advisors’ selection of financial stocks also had a positive effect on the fund.

More than half of International Growth Fund’s holdings were in the developed markets of Europe, and the fund’s losses were heavily influenced by this large stake. Holdings in the developed markets of the Pacific region also dragged down the fund’s return. Japan made up more than half of the fund’s stocks in the region, and its industrial and financial holdings especially weakened performance.

The region’s best performer was Hong Kong, which received a lift from several financial stocks.

Total Returns
Ten Years Ended August 31, 2009
Average
Annual Return
International Growth Fund Investor Shares	3.39%
MSCI EAFE Index	2.27
International Funds Average[1]	1.82

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

5

On a sector basis, although financial companies faltered during the year, the fund’s advisors avoided some of the hardest-hit stocks and shared in the gains of those that improved. The fund was helped by avoiding troubled banks that suffered during the credit freeze that began last fall and continued into the first months of 2009.

The beaten-down industrial sector, particularly machinery, electrical equipment, and alternative energy companies, detracted the most from the fund’s return Industrial stocks are particularly sensitive in recessionary times, as many projects are halted or postponed. Also weighing on the fund’s performance was the telecommunication services sector.

For more about the advisors’ strategies and the fund’s positioning during the year, see the Advisors’ Report that follows this letter.

Ten-year record tops benchmark, peers

In a decade marked by historic volatility and two severe bear markets, Vanguard International Growth Fund has outperformed its unmanaged benchmark index and its peer group. The fund’s average annual return of about 3% during the past 10 years was more than 1 percentage point better than that of its benchmark and its peer-group average.

This performance is a credit to the skills, knowledge, and experience of the investment professionals who advise your fund. Schroder Investment Management North America has managed the fund since its 1981 inception, Baillie Gifford Overseas joined as an advisor in 2003, and M&G Investment Management came aboard in 2008. All three firms have many years of experience in managing growth-oriented funds.

As a shareholder, you have also benefited from the fund’s low costs, which allow you to keep more of its return.

A word on expenses

As detailed in the table and footnote on page 4, the fund’s expense ratios have risen over the past fiscal year. The explanation is threefold.

First, as the value of fund assets has declined, the fund’s fixed expenses have accounted for a modestly higher percentage of fund assets. Second, in fiscal 2008, the fund’s board of directors approved an increase in the advisory fee that took effect during fiscal 2009.

Third, many of the Vanguard funds’ advisory contracts include a performance incentive-fee/penalty provision. If the advisor outperforms its benchmark, the firm's fee increases; if it underperforms, the fee declines. The incentive fee

6

structure helps ensure that the interests of the advisors and the funds’ shareholders remain aligned. During the past year, the fund’s strong performance resulted in an increase in the performance adjustment. The fund’s financial statements include more information about the incentive fee.

Foreign stocks have a role in a diversified portfolio

After several years of superior returns, international markets suffered even more than U.S. stocks during the global financial crisis. The results led some investors to question the value of international investing and enlivened the debate about whether international stocks truly serve to diversify a portfolio.

As long as two asset classes do not move perfectly in tandem, there is potential for diversification to add value, and Vanguard’s research suggests that international equities can, in fact, help diversify your portfolio over the long run. The International Growth Fund can give you access to international companies with the potential for above-average growth, and can play a valuable role in your efforts to allocate your resources among and within the major asset classes in a way that fits your unique circumstances.

The past year’s extreme turbulence has no doubt been frustrating for investors, but it’s crucial not to let short-term volatility prevent you from considering the long-term merits of both international equities and the broader stock market. As international stocks rode a rollercoaster to frightening depths last year, an impulsive retreat from the markets would have kept an investor from participating in the strong rally and partial recovery at the end of the period.

Thank you for investing in Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
September 12, 2009

7

Advisors’ Report

For the fiscal year ended August 31, 2009, Vanguard International Growth Fund returned about –14%. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. These comments were prepared on September 15, 2009.

Vanguard International Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Schroder Investment	45	6,460	Equity analysts in 11 countries and an international team of
Management North America Inc.			global sector and regional specialists help to identify
			reasonably priced companies with strong growth prospects
			and a sustainable competitive advantage.
Baillie Gifford Overseas Ltd.	42	5,963	The advisor seeks stocks that can generate above-
			average growth in earnings and cash flow, producing
			a bottom-up, stock-driven approach to country and
			asset allocation. An in-depth view on each company
			is measured against the consensus view, leading to
			discrepancies and potential opportunities to add value.
M&G Investment	8	1,099	The advisor constructs a portfolio using a long-term,
Management Limited			bottom-up investment approach focusing on
			identifying underappreciated companies—particularly
			those with scarce assets—with the ability to deliver
			high returns and growth potential.
Cash Investments	5	639	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

8

Schroder Investment Management
North America Inc.

Portfolio Managers:
Virginie Maisonneuve, CFA
Head of Global and International Equities

Matthew Dobbs
Head of Global Small Companies

International equity markets declined by about 15% (measured in U.S. dollars) over the 12 months ended August 31, 2009, with a strong rally in the second half of the period wiping out some of the large losses the market experienced in the first half. The primary catalysts for the dramatic turn of events were the concerted efforts by governments to support the banking system and provide liquidity to markets, which helped underpin investors’ confidence that the worst of the crisis might have passed.

We had believed for some time that emerging markets—China and Brazil in particular—would be most capable of boosting their economies in this downturn. They entered the crisis in much better shape than the developed world and had underlying support from their growing middle classes and, in the case of Brazil, from resources. As markets collapsed, we added quality growth names in these regions, especially those benefiting from domestic consumption and infrastructure spending—areas in which we see strong long-term earnings support. Attractively priced examples in the portfolio include China-based auto company Denway

Motors, online travel agency ctrip.com, and conglomerate Swire Pacific, as well as banking group Itau Unibanco in Brazil and commodities companies such as CVRD (Companhia Vale do Rio Doce).

In Europe, we were cautious about banks throughout 2008 and kept our exposure in “safer” names, such as insurance companies (Admiral) and the better-capitalized banks. As valuations became increasingly depressed in the early part of 2009, we added holdings such as HSBC and BNP Paribas, as well as Nomura Holdings in Japan.

We also took advantage of poor market sentiment in the first quarter to add globally competitive companies with strong brand names and long-term earnings power, such as BMW and Nokia.

Although we successfully added to Honda on weakness, as the strong yen and bearish sentiment on the global car industry affected the share price, we have limited exposure to Japan, as we continue to find better-valued growth companies elsewhere.

On the downside, our exposure to industrials and materials hurt most early in the period, with steel producer ArcelorMittal and mining company Rio Tinto detracting from performance as commodity prices fell. This was due to companies drastically reducing inventory levels toward the end of 2008 amid falling global demand. We believed the sell-off

9

in some stocks had been overdone, and we added to some of the positions in which we had the greatest conviction. Indeed, companies began rebuilding stock in 2009 as the outlook improved, and many of our positions rebounded accordingly.

Looking forward, we believe the markets will continue to be volatile as investors shift their focus between different time horizons. On the one hand, equity markets are benefiting from the improving sequential macroeconomic data and the massive liquidity injected by governments globally. On the other hand, the long-term realities of deleveraging and the uncertain impact of the emergency measures put in place are still weighing on the markets. In this environment, we continue to focus on finding attractively priced globally competitive companies that demonstrate long-term earnings growth with strong structural drivers underpinning their growth.

Baillie Gifford Overseas Ltd.

Portfolio Manager:
James K. Anderson, Chief Investment
Officer and Head of Global Equities

It is surprising that our portfolio, which reflects our conviction in our investment ideas, performed roughly in line with its benchmark during 12 months of extreme volatility. What we lost, relatively speaking, in the first half of the period, when investors were panicking, we made back in the second half as confidence returned. It all feels like an expensive and nerve-racking round trip. The most important thing for us was not to lose faith in our long-term policy. By sticking to our guns, we have benefited from the strong bounce in markets this year.

This implies that there was very little change in the makeup of the portfolio during the period, which is true. We still like the developing world (Brazil represents our most significant overweighting among countries), and we are heavily exposed to the industrial and technology sectors. Economic crises have not increased the appeal of pharmaceutical companies or utilities, in our opinion, and we have very little invested in them. The only change of note was a gradual tilt toward more technology businesses and retailers, and away from some of the industrials that have served us so well.

Our successes and failures balanced each other out during the period. The most surprising aspect of our performance was the strong contribution from retail stocks. We are overweighted in the sector; Inditex (Industria de Diseno Textil) and Woolworths Holdings were especially helpful. The main reasons for the shopkeepers’ resilience were relief that demand did not collapse, vigorous cost cutting, and hopes of feebler competition in the future. The main disappointment in the portfolio was our exposure to alternative energy (solar and wind power). The companies’ shares were dumped indiscriminately by other investors. Our positive long-term view is largely unchanged.

10

At the moment, the market’s verdict is that what we are going through is more a case of “back to the future” than a “brave new world.” This is probably correct. Countries with a heavy debt overhang, such as the United States and United Kingdom, may take longer to revive, but much of the global economy seems to be recovering more sharply than most people expected. Governments are determined not to risk a double dip, and the emerging world has come through the crisis in good shape. It is hard not to feel fairly optimistic.

M&G Investment
Management Limited

Portfolio Managers:
Graham E. French, Portfolio Manager

Greg Aldridge, Portfolio Manager

Following dramatic declines in the fourth quarter of 2008, when financial markets anticipated the possibility of another Great Depression, global equities rallied strongly from March 2009 onward as these fears subsided and investors focused on the prospects for recovery in the global economy. The first part of the period was characterized by the outperformance of defensive sectors such as health care and consumer staples; in the second, investors’ appetite for risk grew substantially, prompting a particularly strong recovery in emerging markets and, among industries, in more volatile financial and natural resources stocks.

In terms of performance, our exposure to technology stocks proved particularly beneficial, especially Samsung Electronics, the Korean consumer electronics business (a position we exited during the period); Compal Electronics, the Taiwanese computer manufacturer; and Ericsson, the Swedish mobile communications equipment maker.

The portfolio’s positions in emerging markets benefited from the resurgence in risk appetite as financial concerns eased and as the relative strength of many of these economies became more apparent. Positive contributions came from MTN, the South African mobile phone business with strong positions in a number of under-penetrated markets across Africa and the Middle East; Petrobras, the Brazilian oil and gas producer with exciting growth prospects; and Hankook Tire, the Korean tire manufacturer.

Elsewhere, strong returns came from the advertising agency Publicis and from the testing services company Intertek, a new holding during the year whose share price rebounded from levels that reflected overly pessimistic fears of a cyclical slowdown.

By contrast, the weakest performers were those whose sharp declines earlier in the period outweighed the subsequent rebound in their share prices. Inchcape, the international car distribution business, suffered as households constrained their discretionary spending; diamond miner and retailer Harry Winston was hurt by falling

11

diamond prices; and Dutch financial group ING succumbed to the pressures affecting much of the industry. Health care companies Astellas Pharma, Novartis, and GlaxoSmithKline, meanwhile, which had held up well in the first half of the period, didn’t participate in the second-half rally and also ended the year as net detractors from performance.

We established new positions in holdings with high-returning business models and scarce assets, such as G4S (Group 4 Securicor), a global security services business based in the United Kingdom, and South African energy producer Sasol. G4S has strong market positions around the world and benefits from the trend towards security outsourcing globally, while Sasol is a clearly differentiated energy producer with proven experience and know-how in converting coal and gas into liquid oil products.

During the period, we sold food producer Danone and, as we mentioned above, Samsung, with the proceeds being used to fund more compelling valuation opportunities elsewhere.

It has been an extraordinary year for investors in global equities. Following the dramatic fall and subsequent rally in share prices over the 12 months, we believe it is right to retain our focus on high-quality, value-creating businesses whose scarce assets differentiate them from their competitors and should enable them to generate high returns and grow over the long term.

12

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	816,325,661	25,839,114	96.9%
Charles D. Ellis	811,618,878	30,545,897	96.4%
Emerson U. Fullwood	816,960,560	25,204,215	97.0%
Rajiv L. Gupta	815,607,429	26,557,346	96.8%
Amy Gutmann	818,039,387	24,125,388	97.1%
JoAnn Heffernan Heisen	815,771,400	26,393,375	96.9%
F. William McNabb III	817,559,701	24,605,074	97.1%
André F. Perold	814,833,250	27,331,525	96.8%
Alfred M. Rankin, Jr.	815,942,907	26,221,868	96.9%
Peter F. Volanakis	817,780,699	24,384,076	97.1%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
International Growth Fund
2a	487,872,988	9,212,832	10,770,095	30,667,450	90.6%
2b	486,960,724	9,833,833	11,061,361	30,667,448	90.4%
2c	463,170,280	9,854,477	34,831,160	30,667,449	86.0%
2d	470,743,410	9,952,062	27,160,443	30,667,450	87.4%
2e	479,258,089	9,484,466	19,113,358	30,667,452	89.0%
2f	486,442,002	9,611,529	11,802,385	30,667,449	90.3%
2g	491,503,528	9,499,079	6,853,310	30,667,449	91.3%

13

International Growth Fund

Fund Profile
As of August 31, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	177	959	1,794
Median Market Cap	$34.7B	$32.3B	$27.5B
Price/Earnings Ratio	21.4x	34.1x	27.3x
Price/Book Ratio	2.0x	1.5x	1.6x
Return on Equity	21.3%	17.9%	18.8%
Earnings Growth Rate	16.1%	11.1%	13.5%
Dividend Yield	2.6%	3.5%	3.2%
Turnover Rate	51%	—	—
Expense Ratio[3]		—	—
Investor Shares	0.54%
Admiral Shares	0.35%
Short-Term Reserves	1.1%	—	—

Sector Diversification (% of equity exposure)

	Comparative		Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary 12.5%		9.9%	8.5%
Consumer Staples	12.5	9.7	8.3
Energy	8.7	8.1	10.7
Financials	22.7	26.3	26.8
Health Care	7.2	8.2	6.4
Industrials	11.9	11.3	10.0
Information Technology	8.9	5.0	6.6
Materials	9.0	9.4	10.9
Telecommunication
Services	4.8	5.9	6.5
Utilities	1.8	6.2	5.3

Volatility Measures[4]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.98
Beta	1.06	0.99

Ten Largest Holdings5 (% of total net assets)

SAP AG	application software	2.1%
Tesco PLC	food retail	2.1
Petroleo Brasileiro SA	integrated oil and gas	2.0
Teva Pharmaceutical Industries Ltd. Sponsored ADR	pharmaceuticals	1.8
Canon, Inc.	office electronics	1.7
HSBC Holdings PLC	diversified banks	1.6
BG Group PLC	integrated oil and gas	1.6
Nestle SA (Registered)	packaged foods and meats	1.5
Syngenta AG	fertilizers and agricultural chemicals	1.4
L’Oreal SA	personal products	1.4
Top Ten		17.2%

Allocation by Region (% of equity exposure)

1 MSCI EAFE Index.
2 MSCI All Country World Index ex USA.
3 The expense ratios shown are from the prospectus dated December 29, 2008, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. The expense ratios for the fiscal year ended August 31, 2009, were 0.53% for the Investor Shares and 0.34% for the Admiral Shares.
4 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
5 The holdings listed exclude any temporary cash investments and equity index products.

14

.

International Growth Fund

Market Diversification (% of equity exposure)

	Comparative		Broad
	Fund[1]	Index[2]	Index[3]
Europe
United Kingdom	17.2%	21.0%	15.3%
France	10.0	10.7	7.8
Switzerland	8.4	7.7	5.6
Germany	6.9	7.9	5.7
Spain	3.5	4.7	3.4
Sweden	2.8	2.6	1.9
Netherlands	2.3	2.4	1.8
Denmark	1.8	0.9	0.7
Other European
Markets	1.5	8.0	5.8
Subtotal	54.4%	65.9%	48.0%
Pacific
Japan	15.4%	22.9%	16.6%
Hong Kong	4.2	2.2	1.6
Australia	3.4	7.6	5.5
Singapore	1.3	1.3	0.9
Other Pacific
Markets	0.0	0.1	0.1
Subtotal	24.3%	34.1%	24.7%
Emerging Markets
Brazil	6.4%	—	3.0%
China	5.4	—	3.7
Israel	2.3	—	0.6
Mexico	1.2		0.9
South Africa	1.1		1.5
Other Emerging
Markets	3.7	—	10.6
Subtotal	20.1%	—	20.3%
North America
Canada	1.2%	—	7.0%

1 Market percentages exclude currency contracts held by the fund.
2 MSCI EAFE Index.
3 MSCI All Country World Index ex USA.

15

International Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 1999–August 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2009		of a $10,000
	One Year	Five Years	Ten Years	Investment
International Growth Fund Investor Shares[1]	–13.75%	6.98%	3.39%	$13,951
MSCI All Country World Index ex USA	–13.96	8.18	4.01	14,813
MSCI EAFE Index	–14.95	5.82	2.27	12,517
International Funds Average[2]	–16.32	5.28	1.82	11,974

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
International Growth Fund Admiral Shares[1]	–13.57%	7.20%	5.59%	$154,900
MSCI All Country World Index ex USA	–13.96	8.18	7.11	173,830
MSCI EAFE Index	–14.95	5.82	5.06	148,729

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, nor for the Investor Shares do they include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Derived from data provided by Lipper Inc.
3 Performance for the fund’s Admiral Shares and comparative standards is calculated since the share class inception: August 13, 2001.
Note: See Financial Highlights tables for dividend and capital gains information.

16

International Growth Fund

Fiscal-Year Total Returns (%): August 31, 1999–August 31, 2009

Average Annual Total Returns: Periods Ended June 30, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[1]	9/30/1981	–29.78%	3.85%	2.26%
Admiral Shares[1]	8/13/2001	–29.63	4.05	4.07[2]

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, nor for the Investor Shares do they include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Return since inception.
Note: See Financial Highlights tables for dividend and capital gains information.

17

International Growth Fund

Financial Statements

Statement of Net Assets

As of August 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (94.4%)[1]
Australia (3.0%)
Woolworths Ltd.	5,583,900	132,016
Woodside Petroleum Ltd.	2,777,000	115,227
Brambles Ltd.	14,934,900	93,806
* James Hardie Industries
NV	6,196,069	36,441
Amcor Ltd.	6,333,889	30,821
Sims Metal
Management Ltd.	750,000	14,502
		422,813
Austria (0.2%)
^ Wienerberger AG	967,000	22,105

Belgium (0.1%)
Barco NV	355,000	17,334

Brazil (6.3%)
Petroleo Brasileiro SA
Series A ADR	7,733,400	256,749
Itau Unibanco Banco
Multiplo SA	8,592,375	143,922
Redecard SA	7,504,952	102,219
Banco Itau Holding
Financeira SA	5,404,490	90,529
Companhia Vale do
Rio Doce Pfd. Class A	4,149,000	71,788
BM&F BOVESPA SA	11,085,000	68,462
* Vale SA Preferred ADR	3,641,900	62,677
Companhia Brasileira de
Distribuicao Grupo Pao
de Acucar ADR	795,000	38,772
Petroleo Brasileiro
SA Pfd.	1,515,000	25,160
Banco do Brasil SA	1,220,000	17,044
Votorantim Celulose e
Papel SA	716,170	11,240
		888,562

			Market
			Value•
		Shares	($000)
Canada (1.2%)
	Niko Resources Ltd.	1,417,600	91,938
	Canadian Pacific
	Railway Ltd.	1,264,000	60,524
	Sherritt
	International Corp.	1,965,000	12,098
	Harry Winston
	Diamond Corp.	732,000	4,293
			168,853
China (5.3%)
	China
	Construction Bank	147,450,000	111,312
	China Mobile
	(Hong Kong) Ltd.	10,364,500	101,769
	China Resources
	Enterprise Ltd.	24,730,000	58,042
	CNOOC Ltd.	44,035,000	57,648
	Ping An Insurance
	(Group) Co. of
	China Ltd.	7,695,000	57,548
^	Dongfang
	Electrical Corp Ltd.	10,506,200	51,266
	Denway Motors Ltd.	112,074,000	49,898
^	Want Want China
	Holdings Ltd.	89,703,000	47,673
*	Ctrip.com
	International Ltd. ADR	941,700	46,087
	China Unicom Ltd.	29,408,000	41,119
*	Baidu.com, Inc.	115,400	38,089
^	China Overseas Land &
	Investment Ltd.	16,430,800	33,406
^	Tencent Holdings Ltd.	1,888,000	28,096
^	China Merchants
	Bank Co., Ltd. Class H	9,496,500	20,679
	Chaoda Modern
	Agriculture
	Holdings Ltd.	20,000,719	11,874
			754,506

18

International Growth Fund

			Market
			Value•
		Shares	($000)
Denmark (1.8%)
*	Vestas Wind Systems
	A/S	1,485,736	106,619
	Novo Nordisk A/S
	B Shares	1,135,200	69,257
	Novozymes A/S	634,400	54,469
	AP Moller-Maersk A/S
	B Shares	2,525	18,171
			248,516
France (9.3%)
	L’Oreal SA	2,013,495	198,768
	Axa	8,336,250	190,405
	Essilor International SA	3,380,100	182,873
	Total SA	2,859,000	164,050
	Groupe Danone	2,210,000	120,494
	BNP Paribas SA	1,354,000	109,176
	GDF Suez	2,349,012	99,289
	ArcelorMittal
	(Amsterdam Shares)	2,609,425	93,325
	PPR	605,000	70,431
^	Publicis Groupe SA	785,000	28,933
	Societe Generale Class A	347,000	28,048
	European Aeronautic
	Defence and Space Co.	1,300,000	27,038
			1,312,830
Germany (6.4%)
	SAP AG	6,219,400	303,681
	E.On AG	2,700,133	114,410
	Adidas AG	2,142,810	101,064
	Linde AG	861,000	86,657
	Fresenius Medical Care
	AG	1,756,000	78,792
	Porsche AG	994,400	73,414
	ThyssenKrupp AG	1,219,000	41,574
	Celesio AG	1,522,800	41,495
	Siemens AG	283,000	24,586
	Symrise AG	1,345,000	22,262
*,^	Q-Cells AG	986,500	15,147
			903,082
Hong Kong (4.1%)
	Swire Pacific Ltd.
	A Shares	18,217,500	190,129
^	Hong Kong Exchanges &
	Clearing Ltd.	6,214,500	108,194
	Esprit Holdings Ltd.	17,380,500	105,752
	Sun Hung Kai
	Properties Ltd.	5,294,000	71,703
	Shangri-La Asia Ltd.	26,390,000	38,830
	Li & Fung Ltd.	10,292,000	34,215
^	Techtronic
	Industries Co., Ltd.	22,999,943	22,598
*	Ports Design Limited	4,958,000	11,348
			582,769

		Market
		Value•
	Shares	($000)
India (0.3%)
Reliance Capital Ltd.	1,454,500	25,990
Housing Development
Finance Corp. Ltd.	425,800	21,574
		47,564
Indonesia (0.5%)
PT Telekomunikasi
Indonesia Tbk	81,778,500	67,706

Ireland (0.2%)
Kerry Group PLC
A Shares	850,000	22,236
Kerry Group PLC	75,000	1,967
		24,203
Israel (2.2%)
Teva Pharmaceutical
Industries Ltd.
Sponsored ADR	4,969,100	255,909
Makhteshim-Agan
Industries Ltd.	13,061,243	59,943
		315,852
Italy (0.6%)
* Intesa Sanpaolo SpA	18,981,662	82,481

Japan (14.0%)
Canon, Inc.	6,385,100	244,081
Honda Motor Co., Ltd.	6,170,100	193,467
Toyota Motor Corp.	2,843,900	121,248
Mitsubishi Corp.	5,978,000	120,845
Nintendo Co.	420,900	114,074
Uni-Charm Corp.	1,105,000	99,002
Mitsui Sumitomo
Insurance Group
Holdings, Inc.	3,434,100	96,592
Nippon Telegraph and
Telephone Corp.	1,929,000	85,875
Mitsubishi UFJ
Financial Group	12,839,400	81,623
Nomura Holdings Inc.	9,194,200	81,472
Bridgestone Corp.	4,414,500	80,562
Sekisui Chemical Co.	12,557,000	80,086
SMC Corp.	643,300	74,807
Rakuten, Inc.	116,652	70,465
Yamada Denki Co., Ltd.	1,023,570	69,592
Japan Tobacco, Inc.	23,355	67,717
THK Co., Inc.	3,095,300	57,937
JFE Holdings, Inc.	1,623,000	56,642
Hoya Corp.	2,310,700	52,065
Rohm Co., Ltd.	589,500	39,789
Kyocera Corp.	347,900	28,913
Trend Micro Inc.	695,000	27,279
Astellas Pharma Inc.	585,000	23,382
Yamaha Motor Co., Ltd.	1,600,000	18,871
		1,986,386

19

International Growth Fund

		Market
		Value•
	Shares	($000)
Luxembourg (0.1%)
Reinet Investments SA	542,339	7,508

Mexico (1.2%)
Grupo Televisa SA ADR	3,880,000	67,823
America Movil SA de
CV Series L ADR	1,403,500	63,368
Wal-Mart de Mexico SA	8,200,000	29,062
Consorcio ARA SA
de CV	20,250,000	11,646
		171,899
Netherlands (2.2%)
Unilever NV	5,054,000	141,603
SBM Offshore NV	4,091,246	85,226
Reed Elsevier NV	4,998,000	53,103
^ TNT NV	747,911	18,521
ING Groep NV	900,000	13,570
		312,023
Norway (0.1%)
StatoilHydro ASA	875,000	19,138

Russia (0.7%)
OAO Gazprom-Sponsored
ADR (London Shares)	4,851,000	101,799

Singapore (1.3%)
Jardine Matheson
Holdings Ltd.	4,516,400	130,881
Singapore Exchange Ltd.	6,541,000	37,960
DBS Group Holdings Ltd.	2,190,000	19,232
		188,073
South Africa (1.1%)
MTN Group Ltd.	6,307,372	103,416
Impala Platinum
Holdings Ltd.	1,778,600	41,574
Sasol Ltd.	406,000	15,309
		160,299
South Korea (0.9%)
Samsung
Electronics Co., Ltd.	116,000	71,528
Samsung Fire &
Marine Insurance Co.	186,900	33,486
Hankook Tire Co. Ltd.	1,080,000	19,177
		124,191
Spain (3.2%)
Banco Santander SA	11,409,450	175,651
Industria de Diseno Textil
SA	2,217,885	120,957

		Market
		Value•
	Shares	($000)
Banco Bilbao Vizcaya
Argentaria SA	4,703,000	83,617
Gamesa Corporacion
Tecnologica SA	3,390,418	74,425
		454,650
Sweden (2.8%)
Atlas Copco AB A Shares	15,095,533	190,637
Sandvik AB	10,514,363	106,285
Svenska Handelsbanken
AB A Shares	1,703,706	44,774
^ Oriflame Cosmetics SA	575,000	28,045
Telefonaktiebolaget LM
Ericsson AB Class B	2,725,000	26,148
		395,889
Switzerland (8.3%)
Nestle SA (Registered)	5,000,000	208,165
Syngenta AG	849,814	199,744
Credit Suisse Group
(Registered)	3,245,000	165,557
Roche Holdings AG	1,008,684	160,659
* UBS AG	8,367,391	154,039
* Compagnie Financiere
Richemont SA	3,236,100	88,338
Geberit AG	494,180	76,194
ABB Ltd.	2,331,300	44,898
Holcim Ltd. (Registered)	486,000	32,856
Novartis AG (Registered)	575,000	26,710
Zurich Financial Services
AG	50,000	11,019
Julius Baer Holding, Ltd.	198,745	10,135
		1,178,314
Taiwan (0.8%)
Taiwan Semiconductor
Manufacturing Co., Ltd.	37,122,508	66,703
Chinatrust Financial
Holding	43,888,000	24,364
Compal Electronics Inc.	19,738,200	19,872
		110,939
Turkey (0.5%)
* Turkiye Garanti
Bankasi A.S.	20,354,000	75,334

United Kingdom (15.7%)
Tesco PLC	49,634,300	302,136
HSBC Holdings PLC	20,850,854	225,367
BG Group PLC	13,691,213	224,633
Standard Chartered PLC	7,532,300	170,015
Vodafone Group PLC	75,739,324	163,886

20

International Growth Fund

		Market
		Value•
	Shares	($000)
BHP Billiton PLC	5,536,700	144,220
British American
Tobacco PLC	4,554,464	138,389
Rolls-Royce Group PLC	13,797,616	101,047
AstraZeneca Group PLC	2,164,000	100,420
Rio Tinto PLC	2,574,200	99,721
Admiral Group PLC	4,712,000	81,677
SABMiller PLC	2,480,000	57,192
Meggitt PLC	14,917,500	51,701
Capita Group PLC	3,551,612	39,248
The Sage Group PLC	9,902,000	35,406
* Signet Jewelers Ltd.	1,356,000	32,076
Lloyds Banking Group
PLC	16,799,464	30,081
Intertek Testing Services
PLC	1,460,000	28,607
GlaxoSmithKline PLC	1,410,000	27,534
Bunzl PLC	2,828,500	26,932
Unilever PLC	985,000	26,916
Ultra Electronics Holdings
PLC	1,130,000	23,082
Morrison Supermarkets
PLC	5,020,000	22,508
Inchcape PLC	47,815,000	21,451
Group 4 Securicor PLC	5,650,000	20,424
Victrex PLC	1,706,167	19,597
		2,214,266
Total Common Stocks
(Cost $12,830,628)		13,359,884
Temporary Cash Investments (6.1%)[1]
Money Market Fund (5.7%)
2,3	Vanguard Market Liquidity
Fund, 0.277%	804,503,971	804,504

		Face	Market
		Amount	Value•
		($000)	($000)
U.S. Government and Agency Obligations (0.4%)
4,5	Federal Home Loan Bank,
	0.275%, 2/19/10	12,000	11,986
4,5	Federal Home Loan
	Mortgage Corp.,
	0.210%, 9/28/09	6,000	5,999
4,5	Federal National
	Mortgage Assn.,
	0.426%, 9/23/09	43,000	42,997
			60,982
Total Temporary Cash Investments
(Cost $865,476)			865,486
Total Investments (100.5%)
(Cost $13,696,104)			14,225,370
Other Assets and Liabilites (–0.5%)
Other Assets			101,284
Liabilities[3]			(166,035)
			(64,751)
Net Assets (100%)			14,160,619

21

International Growth Fund

At August 31, 2009, net assets consisted of:

Amount
($000)
Paid-in Capital	16,606,834
Undistributed Net Investment Income	179,384
Accumulated Net Realized Losses	(3,229,997)
Unrealized Appreciation (Depreciation)
Investment Securities	529,266
Futures Contracts	60,307
Foreign Currencies and
Forward Currency Contracts	14,825
Net Assets	14,160,619

Investor Shares—Net Assets
Applicable to 649,974,274 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,226,306
Net Asset Value Per Share—
Investor Shares	$15.73

Admiral Shares—Net Assets
Applicable to 78,564,662 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,934,313
Net Asset Value Per Share—
Admiral Shares	$50.08

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $79,970,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.8% and 1.7%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $85,118,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $60,982,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

22

International Growth Fund

Statement of Operations

Year Ended
August 31, 2009
($000)
Investment Income
Income
Dividends[1,2]	370,511
Interest[2]	6,015
Security Lending	9,573
Total Income	386,099
Expenses
Investment Advisory Fees—Note B
Basic Fee	14,568
Performance Adjustment	2,906
The Vanguard Group—Note C
Management and Administrative—Investor Shares	26,336
Management and Administrative—Admiral Shares	4,379
Marketing and Distribution—Investor Shares	2,496
Marketing and Distribution—Admiral Shares	955
Custodian Fees	2,177
Auditing Fees	35
Shareholders’ Reports and Proxies—Investor Shares	570
Shareholders’ Reports and Proxies—Admiral Shares	39
Trustees’ Fees and Expenses	26
Total Expenses	54,487
Expenses Paid Indirectly	(267)
Net Expenses	54,220
Net Investment Income	331,879
Realized Net Gain (Loss)
Investment Securities Sold[2]	(3,109,339)
Futures Contracts	(129,779)
Foreign Currencies and Forward Currency Contracts	38,817
Realized Net Gain (Loss)	(3,200,301)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	358,382
Futures Contracts	91,924
Foreign Currencies and Forward Currency Contracts	(5,711)
Change in Unrealized Appreciation (Depreciation)	444,595
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,423,827)

1 Dividends are net of foreign withholding taxes of $19,340,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $0, $4,920,000, and
($82,634,000), respectively.
See accompanying Notes, which are an integral part of the Financial Statements.

23

International Growth Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	331,879	402,143
Realized Net Gain (Loss)	(3,200,301)	1,164,232
Change in Unrealized Appreciation (Depreciation)	444,595	(4,104,988)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,423,827)	(2,538,613)
Distributions
Net Investment Income
Investor Shares	(320,390)	(273,198)
Admiral Shares	(134,624)	(119,608)
Realized Capital Gain[1]
Investor Shares	(514,799)	(1,145,568)
Admiral Shares	(202,398)	(456,714)
Total Distributions	(1,172,211)	(1,995,088)
Capital Share Transactions
Investor Shares	792,137	1,975,823
Admiral Shares	150,634	1,092,739
Net Increase (Decrease) from Capital Share Transactions	942,771	3,068,562
Total Increase (Decrease)	(2,653,267)	(1,465,139)
Net Assets
Beginning of Period	16,813,886	18,279,025
End of Period[2]	14,160,619	16,813,886

1 Includes fiscal 2009 and 2008 short-term gain distributions totaling $0 and $364,747,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $179,384,000 and $303,101,000.
See accompanying Notes, which are an integral part of the Financial Statements.

24

International Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$20.43	$26.13	$23.97	$19.83	$16.33
Investment Operations
Net Investment Income	.398[1]	.473	.594	.541	.341
Net Realized and Unrealized Gain (Loss)
on Investments	(3.633)	(3.431)	4.132	4.284	3.474
Total from Investment Operations	(3.235)	(2.958)	4.726	4.825	3.815
Distributions
Dividends from Net Investment Income	(.562)	(.528)	(.530)	(.370)	(.315)
Distributions from Realized Capital Gains	(.903)	(2.214)	(2.036)	(.315)	—
Total Distributions	(1.465)	(2.742)	(2.566)	(.685)	(.315)
Net Asset Value, End of Period	$15.73	$20.43	$26.13	$23.97	$19.83

Total Return[2]	–13.75%	–12.83%	20.87%	24.79%	23.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,226	$11,969	$13,219	$10,466	$8,182
Ratio of Total Expenses to
Average Net Assets[3]	0.53%	0.47%	0.51%	0.55%	0.60%
Ratio of Net Investment Income to
Average Net Assets	2.84%[1]	2.07%	2.47%	2.52%	1.89%
Portfolio Turnover Rate	51%	55%	41%	45%	48%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.061 and 0.48%, respectively, resulting from income accrued in connection with a spinoff in October 2008 by Reinet Investments SA of British American Tobacco PLC.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than two months or the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.02%, 0.01%, (0.01%), and (0.01%).
See accompanying Notes, which are an integral part of the Financial Statements.

25

International Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$65.09	$83.26	$76.36	$63.15	$51.96
Investment Operations
Net Investment Income	1.340[1]	1.649	2.051	1.861	1.222
Net Realized and Unrealized Gain (Loss)
on Investments	(11.571)	(10.929)	13.159	13.639	11.063
Total from Investment Operations	(10.231)	(9.280)	15.210	15.500	12.285
Distributions
Dividends from Net Investment Income	(1.909)	(1.845)	(1.832)	(1.288)	(1.095)
Distributions from Realized Capital Gains	(2.870)	(7.045)	(6.478)	(1.002)	—
Total Distributions	(4.779)	(8.890)	(8.310)	(2.290)	(1.095)
Net Asset Value, End of Period	$50.08	$65.09	$83.26	$76.36	$63.15

Total Return[2]	–13.57%	–12.67%	21.11%	25.03%	23.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,934	$4,845	$5,060	$3,506	$2,181
Ratio of Total Expenses to
Average Net Assets[3]	0.34%	0.28%	0.31%	0.35%	0.40%
Ratio of Net Investment Income to
Average Net Assets	3.03%[1]	2.26%	2.67%	2.72%	2.07%
Portfolio Turnover Rate	51%	55%	41%	45%	48%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.194 and 0.48%, respectively, resulting from income accrued in connection with a spinoff in October 2008 by Reinet Investments SA of British American Tobacco PLC.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than two months.
3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.02%, 0.01%, (0.01%), and (0.01%).
See accompanying Notes, which are an integral part of the Financial Statements.

26

International Growth Fund

Notes to Financial Statements

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

27

International Growth Fund

The fund may also enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Schroder Investment Management North America Inc., Baillie Gifford Overseas Ltd., and M&G Investment Management Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd. are

28

International Growth Fund

subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. The basic fee of M&G Investment Management Ltd. is subject to quarterly adjustments based on the fund’s performance since February 29, 2008, relative to the MSCI All Country World Index excluding USA.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended August 31, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets before an increase of $2,906,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2009, the fund had contributed capital of $3,031,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2009, these arrangements reduced the fund’s management and administrative expenses by $263,000 and custodian fees by $4,000. The total expense reduction represented an effective annual rate of 0.00% of the fund’s average net assets.

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of August 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,569,398	11,790,486	—
Temporary Cash Investments	804,504	60,982	—
Futures Contracts—Liabilities[1]	(3,728)	—	—
Forward Currency Contracts—Assets	15,133	—	—
Forward Currency Contracts—Liabilities	(720)	—	—
Total	2,384,587	11,851,468	—

1 Represents variation margin on the last day of the reporting period.

29

International Growth Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended August 31, 2009:

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of August 31, 2008	3,095
Change in Unrealized Appreciation (Depreciation)	(2,212)
Transfers out of Level 3	(883)
Balance as of August 31, 2009	—

F. At August 31, 2009, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts[1]	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	15,133	15,133
Liabilities	(3,728)	(720)	(4,448)
1 Represents variation margin on the last day of the reporting period.

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended August 31, 2009, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(129,779)	—	(129,779)
Forward Currency Contracts	—	39,399	39,399
Realized Net Gain (Loss) on Derivatives	(129,779)	39,399	(90,380)

Change in Unrealized Appreciation (Depreciation)
on Derivatives
Futures Contracts	91,924	—	91,924
Forward Currency Contracts	—	(7,193)	(7,193)
Change in Unrealized Appreciation (Depreciation)
on Derivatives	91,924	(7,193)	84,731

30

International Growth Fund

At August 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
Dow Jones EURO STOXX 50 Index	September 2009	6,093	242,639	27,999
Topix Index	September 2009	1,567	162,502	6,998
FTSE 100 Index	September 2009	2,000	160,323	18,407
S&P ASX 200 Index	September 2009	635	59,837	6,903

At August 31, 2009, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

				Unrealized
				Appreciation
	Contract Amount (000)			(Depreciation)
Contract Settlement Date		Receive	Deliver	($000)
9/23/2009	EUR	165,648	USD 237,663	6,023
9/16/2009	JPY	15,191,541	USD 163,548	5,866
9/23/2009	GBP	95,177	USD 155,072	(672)
9/23/2009	AUD	70,585	USD 59,436	3,196

AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At August 31, 2009, counterparties had deposited in segregated accounts cash with a value sufficient to cover substantially all amounts due to the fund in connection with open forward currency contracts.

The fund had net unrealized foreign currency gains of $412,000 resulting from the translation of other assets and liabilities at August 31, 2009.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

31

International Growth Fund

During the year ended August 31, 2009, the fund realized net foreign currency losses of $582,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at August 31, 2009, the fund had $209,690,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $1,198,712,000 to offset future net capital gains through August 31, 2017. In addition, the fund realized losses of $2,008,606,000 during the period from November 1, 2008, through August 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At August 31, 2009, the cost of investment securities for tax purposes was $13,705,719,000. Net unrealized appreciation of investment securities for tax purposes was $519,651,000, consisting of unrealized gains of $1,991,582,000 on securities that had risen in value since their purchase and $1,471,931,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended August 31, 2009, the fund purchased $5,792,126,000 of investment securities and sold $5,814,994,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Year Ended August 31
	2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,791,374	133,321	2,869,056	117,748
Issued in Lieu of Cash Distributions	819,473	67,224	1,393,855	58,443
Redeemed[1]	(1,818,710)	(136,394)	(2,287,088)	(96,226)
Net Increase (Decrease)—Investor Shares	792,137	64,151	1,975,823	79,965
Admiral Shares
Issued	676,458	16,117	1,350,456	17,226
Issued in Lieu of Cash Distributions	312,461	8,068	534,007	7,037
Redeemed[1]	(838,285)	(20,055)	(791,724)	(10,598)
Net Increase (Decrease)—Admiral Shares	150,634	4,130	1,092,739	13,665

1 Net of redemption fees of $888,000 and $1,294,000 (fund totals).

32

International Growth Fund

J. The fund had invested in a company that was considered to be an affiliated company of the fund because the fund owned more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of this company were as follows:

		Current Period Transactions
	Aug. 31, 2008		Proceeds from		Aug. 31, 2009
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
SBM Offshore NV	177,698	4,251	50,772	—	NA1

1 At August 31, 2009, the security was still held but the issuer was no longer an affiliated company of the fund.

K. In preparing the financial statements as of August 31, 2009, management considered the impact of subsequent events occurring through October 15, 2009, for potential recognition or disclosure in these financial statements.

33

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard World Fund and the Shareholders of Vanguard International Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Growth Fund (the “Fund”) at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian and brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 15, 2009

Special 2009 tax information (unaudited) for Vanguard International Growth Fund

This information for the fiscal year ended August 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $725,737,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $340,487,000 of qualified dividend income to shareholders during the fiscal year.

The fund will pass through foreign source income of $389,426,000 and foreign taxes paid of
$18,915,000 to shareholders. The pass-through of foreign taxes paid will affect only shareholders on the fund’s dividend record date in December 2009. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2010.

34

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Growth Fund Investor Shares1
Periods Ended August 31, 2009

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	–13.75%	6.98%	3.39%
Returns After Taxes on Distributions	–15.18	5.58	2.25
Returns After Taxes on Distributions and Sale of Fund Shares	–7.74	5.86	2.61

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

35

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 2% fee on redemptions of shares held for less than two months, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

36

Six Months Ended August 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Growth Fund	2/28/2009	8/31/2009	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,563.62	$3.49
Admiral Shares	1,000.00	1,565.49	2.26
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.48	$2.75
Admiral Shares	1,000.00	1,023.44	1.79

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios that period are 0.54% for Investor Shares and 0.35% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

37

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

38

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

39

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Retired
Born 1954. Trustee Since May 1987. Chairman of	Executive Chief Staff and Marketing Officer for North
the Board. Principal Occupation(s) During the Past	America and Corporate Vice President of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer and President of The Vanguard	Amerigroup Corporation (direct health and medical
Group and of each of the investment companies served	insurance carriers), and Monroe Community College
by The Vanguard Group (1996–2008); Chairman of	Foundation.
the Financial Accounting Foundation; Governor of
the Financial Industry Regulatory Authority (FINRA);	Rajiv L. Gupta
Director of United Way of Southeastern Pennsylvania.	Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years: Retired
F. William McNabb III[1]	Chairman and Chief Executive Officer of Rohm and
Born 1957. Trustee Since July 2009. Principal	Haas Co. (chemicals); President of Rohm and Haas Co.
Occupation(s) During the Past Five Years: Director of	(2006–2008); Board Member of American Chemistry
The Vanguard Group, Inc., since 2008; Chief Executive	Council; Director of Tyco International, Ltd. (diversified
Officer and President of The Vanguard Group and of	manufacturing and services) and Hewlett-Packard Co.
each of the investment companies served by The	(electronic computer manufacturing); Trustee of The
Vanguard Group since 2008; Director of Vanguard	Conference Board.
Marketing Corporation; Managing Director of The
Vanguard Group (1995–2008).	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President of
Independent Trustees	the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Charles D. Ellis	of Arts and Sciences with Secondary Appointments
Born 1937. Trustee Since January 2001. Principal	at the Annenberg School for Communication and the
Occupation(s) During the Past Five Years: Applecore	Graduate School of Education of the University of
Partners (pro bono ventures in education); Senior	Pennsylvania; Director of Carnegie Corporation of
Advisor to Greenwich Associates (international business	New York, Schuylkill River Development Corporation,
strategy consulting); Successor Trustee of Yale University;	and Greater Philadelphia Chamber of Commerce;
Overseer of the Stern School of Business at New York	Trustee of the National Constitution Center.
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Retired	Thomas J. Higgins[1]
Corporate Vice President, Chief Global Diversity Officer,	Born 1957. Chief Financial Officer Since September
and Member of the Executive Committee of Johnson	2008. Principal Occupation(s) During the Past Five
& Johnson (pharmaceuticals/consumer products);	Years: Principal of The Vanguard Group, Inc.; Chief
Vice President and Chief Information Officer of Johnson	Financial Officer of each of the investment companies
& Johnson (1997–2005); Director of the University	served by The Vanguard Group since 2008; Treasurer
Medical Center at Princeton and Women’s Research	of each of the investment companies served by The
and Education Institute.	Vanguard Group (1998–2008).

André F. Perold	Kathryn J. Hyatt[1]
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George Gund	Occupation(s) During the Past Five Years: Principal of
Professor of Finance and Banking, Harvard Business	The Vanguard Group, Inc.; Treasurer of each of the
School; Director and Chairman of UNX, Inc. (equities	investment companies served by The Vanguard
trading firm); Chair of the Investment Committee of	Group since 2008; Assistant Treasurer of each of the
HighVista Strategies LLC (private investment firm).	investment companies served by The Vanguard Group
(1988–2008).
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Heidi Stam[1]
Occupation(s) During the Past Five Years: Chairman,	Born 1956. Secretary Since July 2005. Principal
President, Chief Executive Officer, and Director of	Occupation(s) During the Past Five Years: Managing
NACCO Industries, Inc. (forklift trucks/housewares/	Director of The Vanguard Group, Inc., since 2006;
lignite); Director of Goodrich Corporation (industrial	General Counsel of The Vanguard Group since 2005;
products/aircraft systems and services).	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
Peter F. Volanakis	since 2005; Director and Senior Vice President of
Born 1955. Trustee Since July 2009. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: President	of The Vanguard Group (1997–2006).
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director	Vanguard Senior Management Team
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning	R. Gregory Barton	Michael S. Miller
Museum of Glass; Overseer of the Amos Tuck School	Mortimer J. Buckley	James M. Norris
of Business Administration at Dartmouth College.	Kathleen C. Gubanich	Glenn W. Reed
	Paul A. Heller	George U. Sauter

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

                                                                                                          P.O. Box 2600
                                                                                    Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted. You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website,
Direct Investor Account Services > 800-662-2739	www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov.
Institutional Investor Services > 800-523-1036	In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.
Text Telephone for People
With Hearing Impairment > 800-952-3335
You can review and copy information about your fund at the SEC’s Public Reference Room in
This material may be used in conjunction	Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090.
with the offering of shares of any	Information about your fund is also available on the SEC’s website, and you can receive
Vanguard fund only if preceded or	copies of this information, for a fee, by sending a request in either of two ways:
accompanied by the fund’s	via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public
current prospectus.	Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

CFA® is a trademark owned by CFA Institute.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q810 102009

Vanguard FTSE Social Index Fund
Annual Report
August 31, 2009

> For the fiscal year ended August 31, 2009, Vanguard FTSE Social Index Fund returned about –18%.

> The fund’s result for the period was in line with that of its target index but lagged the average return of large-capitalization growth funds.

> The fund’s significant holdings in the battered financial sector weighed heavily on its performance.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Results of Proxy Voting	8
Fund Profile	9
Performance Summary	10
Financial Statements	12
Your Fund’s After-Tax Returns	24
About Your Fund’s Expenses	25
Trustees Approve Advisory Arrangement	27
Glossary	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2009
			Ticker	Total
			Symbol	Returns
Vanguard FTSE Social Index Fund
Investor Shares			VFTSX	–18.11%
Institutional Shares[1]			VFTNX	–18.03
FTSE4Good US Select Index				–18.11
Large-Cap Growth Funds Average[2]				–17.84

Your Fund’s Performance at a Glance
August 31, 2008–August 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
FTSE Social Index Fund
Investor Shares	$7.76	$6.20	$0.118	$0.000
Institutional Shares	7.77	6.20	0.129	0.000

1 This class of shares carries lower expenses and is available for a minimum initial investment of $5 million.
2 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

For the 12 months ended August 31, Vanguard FTSE Social Index Fund’s performance reflected the weakness in the broader U.S. stock market. The fund returned –18.11% for Investor Shares and –18.03% for Institutional Shares.

Although these results are of course disappointing, the fund did meet its goal of closely tracking its benchmark, the FTSE4Good US Select Index, which closed the period with a return of –18.11%. The fund’s return was slightly behind the –17.84% average return of large-cap growth funds.

Your fund’s large stake in the U.S. financial sector—which neared collapse during the first half of the fiscal period—hurt its performance the most. An uptick for information technology stocks in the second half of the period helped a bit, but was not enough to offset losses in all sectors.

If you hold shares of the fund in a taxable account, you may wish to review the fund’s after-tax returns, which appear later in this report.

Stocks sank, then soared as credit and economy stabilized

The 12 months ended August 31 spanned two strikingly different half-years. The period began with the September collapse

2

of a major investment bank and the government-engineered rescue of several giant financial institutions. Stocks sank as the ensuing crisis spread from Wall Street to Main Street and around the globe. Stricken by seized-up credit markets and a near-total lack of confidence, businesses and consumers put the brakes on economic growth.

Governments in the United States and abroad responded with unprecedented stimulus and other programs. Over the past six months, these efforts started to take hold. Credit-market conditions improved, and the outlook for the U.S. economy brightened. From their early-March lows, stocks took off on an almost-unbroken winning streak.

Even so, the broad U.S. stock market ended the 12 months in negative territory, with a return of about –18%. International markets performed somewhat better, as major European economies emerged from recession; the MSCI All Country World Index ex USA returned about –14%.

Despite the robust second-half rally, it may be premature to sound the all-clear signal. As the fiscal year came to a close, home foreclosures and the unemployment rate were rising, and the federal government’s list of problem banks had climbed above 400—the most since June 1994. There is considerable historical evidence that recovery from a recession caused by a financial crisis tends to take longer than average.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–18.39%	–5.61%	0.94%
Russell 2000 Index (Small-caps)	–21.29	–6.08	2.21
Dow Jones U.S. Total Stock Market Index	–18.10	–5.17	1.45
MSCI All Country World Index ex USA (International)	–13.96	–2.41	8.18

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	7.94%	6.35%	4.96%
Barclays Capital Municipal Bond Index	5.67	4.14	4.15
Citigroup 3-Month Treasury Bill Index	0.51	2.77	2.98

CPI
Consumer Price Index	–1.48%	1.91%	2.64%

3

Among bond investors, safety and yield traded places

The U.S. bond market also performed a U-turn during the year. Early on, as credit markets deteriorated, investors rushed to the relative safety and liquidity of U.S. Treasury securities, driving their prices up and yields down. Investors were so risk-averse that short-term Treasury yields briefly turned negative. November and December were among the ten best months ever for Treasury returns (adjusted for inflation). Corporate bonds, especially those of lower credit quality, struggled, and their yield spreads above comparable Treasuries widened to near-historic levels during the first six months.

Several moves by the Treasury and the Federal Reserve Board—which slashed its target level for short-term interest rates to a range of 0%–0.25% in December—helped credit markets to attain some stability by the spring. In a dramatic reversal, investors regained their appetite for risk, favoring corporate bonds over Treasuries.

After all the ups and downs, Treasuries and high-yield corporate bonds produced similar 12-month returns of about 6%–7%. Overall, the broad U.S. taxable bond market returned about 8%. Tax-exempt municipal bonds, after a flat first half, returned more than 5% for the fiscal year.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Large-Cap
	Investor	Institutional	Growth Funds
	Shares	Shares	Average
FTSE Social Index Fund	0.31%	0.18%	1.34%

1 The fund expense ratios shown are from the prospectuses dated December 29, 2008, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended August 31, 2009, the expense ratios were 0.29%
for Investor Shares and 0.16% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

4

In a tough period, financials delivered the hardest blow

During the fiscal year ended August 31, Vanguard FTSE Social Index Fund mirrored its socially conscious target index by investing in companies that work to protect the environment, maintain fair hiring and promotion practices for women and minorities, and institute safe and healthy workplace habits.

The index’s criteria for selecting stocks differentiate the fund from most other large-cap growth funds. FTSE’s screening process typically leads the index, and thus the fund, to focus on a few sectors: financials, information technology, health care, and consumer discretionary.

Financials, the fund’s largest sector with about 30% of assets as of August 31, had the most influence on its performance. The fiscal period began with the collapse of Lehman Brothers in September 2008, an omen for a year plagued by a global recession and credit crisis. As commercial banks, diversified financial services firms, and insurance companies suffered major losses, the financial sector dragged down the fund’s overall performance by nearly 11 percentage points.

The information technology sector, the fund’s second-largest, benefited slightly from a late-period rally in tech stocks, primarily those of software developers and companies that manufacture computer

Total Returns
May 31, 2000,[1] Through August 31, 2009
Average
Annual Return
FTSE Social Index Fund Investor Shares	–3.93%
Spliced Social Index[2]	–3.80
Large-Cap Growth Funds Average[3]	–5.45

The performance data shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Fund inception.
2 Calvert Social Index through December 16, 2005; FTSE4Good US Select Index thereafter.
3 Derived from data provided by Lipper Inc.

5

hardware and semiconductor equipment. But those gains were too small to nudge the IT sector’s overall result into positive territory.

The consumer discretionary and health care sectors also struggled during the fiscal year. Traditionally defensive health care stocks drifted lower in a punishing stock market, while consumer discretionary companies—retailers, restaurants, and entertainment purveyors—struggled with Americans’ sudden, and dramatic, retreat from the malls.

Returns for the fund’s six smaller sectors, which together represented about 16% of its assets at the end of the period, also weakened its performance. Their returns ranged from about –43% for the energy sector to about –8% for the consumer staples sector.

The fund has a record of closely tracking its target

The FTSE Social Index Fund was launched in May 2000, at the height of the stock market’s tech boom. Since its inception, the fund has endured two recessions and two of the worst bear markets on record, resulting in an average annual return of –3.93%. This is higher than the average return of large-cap growth funds (–5.45%) and is close to that of the fund’s spliced target index (–3.80%).

As the fund’s long-term record shows, the investment advisor, Vanguard Quantitative Equity Group, has done a fine job of tracking the index. In doing so, the group has been supported by the fund’s expense ratio, which is much lower than the average cost of peer funds.

Focus on the long term regardless of market conditions

During the past 12 months, Vanguard FTSE Social Index Fund has experienced one of the toughest economic periods since the 1930s. Although at this point the stock market has recovered from some of its losses, the only certainty about its near-term direction is continued uncertainty.

At Vanguard, we encourage you to focus on the long term and avoid making hasty investment decisions based on the markets’ short-term volatility. One of

6

the best ways to do that is to develop a well-balanced and diversified portfolio that is consistent with your long-term goals, time horizon, and risk tolerance—and then plan to stick with it. Such a portfolio should include a stable, cost-efficient mix of stocks, bonds, and short-term reserves.

A carefully planned investment program can help to cushion the stock market’s occasional sharp decline while allowing you to participate in its long-term potential for growth. For socially conscious investors who are also mindful of expenses, Vanguard FTSE Social Index Fund offers a low-cost option that can play an important role in this kind of long-term investment plan.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer September 11, 2009

7

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	816,325,661	25,839,114	96.9%
Charles D. Ellis	811,618,878	30,545,897	96.4%
Emerson U. Fullwood	816,960,560	25,204,215	97.0%
Rajiv L. Gupta	815,607,429	26,557,346	96.8%
Amy Gutmann	818,039,387	24,125,388	97.1%
JoAnn Heffernan Heisen	815,771,400	26,393,375	96.9%
F. William McNabb III	817,559,701	24,605,074	97.1%
André F. Perold	814,833,250	27,331,525	96.8%
Alfred M. Rankin, Jr.	815,942,907	26,221,868	96.9%
Peter F. Volanakis	817,780,699	24,384,076	97.1%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
	For	Abstain	Against	Non-Votes	For
FTSE Social Index Fund
2a	40,646,105	991,797	889,152	5,551,084	84.5%
2b	40,466,332	1,165,376	895,345	5,551,085	84.2%
2c	40,130,972	1,048,084	1,347,995	5,551,087	83.5%
2d	40,107,519	1,074,962	1,344,572	5,551,086	83.4%
2e	40,224,995	1,120,682	1,181,376	5,551,086	83.7%
2f	40,403,409	1,253,173	870,474	5,551,083	84.0%
2g	40,360,433	1,130,780	1,035,840	5,551,086	83.9%

8

FTSE Social Index Fund

Fund Profile
As of August 31, 2009

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	299	298	4,345
Median Market Cap	$22.1B	$22.1B	$27.3B
Price/Earnings Ratio	40.9x	40.8x	26.0x
Price/Book Ratio	1.9x	1.9x	2.1x
Yield[3]		1.2%	2.0%
Investor Shares	1.0%
Institutional Shares	1.1%
Return on Equity	17.9%	17.9%	19.2%
Earnings Growth Rate	9.1%	9.1%	9.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	30%	—	—
Expense Ratio[4]		—	—
Investor Shares	0.31%
Institutional Shares	0.18%
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)

		Target	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary 11.5%		11.5%	10.0%
Consumer Staples	6.3	6.3	10.0
Energy	3.4	3.4	11.2
Financials	30.6	30.5	16.5
Health Care	15.5	15.5	13.2
Industrials	3.6	3.6	10.3
Information Technology	26.3	26.3	18.2
Materials	0.8	0.8	3.8
Telecommunication
Services	1.3	1.3	2.9
Utilities	0.7	0.8	3.9

Volatility Measures[5]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.97
Beta	1.00	1.15

Ten Largest Holdings6 (% of total net assets)

JPMorgan Chase & Co.	diversified financial services	5.3%
Bank of America Corp.	diversified financial services	4.7
Apple Inc.	computer hardware	4.7
Intel Corp.	semiconductors	3.5
Google Inc.	Internet and software services	3.4
QUALCOMM Inc.	communications equipment	2.4
McDonald’s Corp.	restaurants	1.9
Amgen Inc.	biotechnology	1.9
CVS Caremark Corp.	drug retail	1.7
Medtronic, Inc.	health care equipment	1.3
Top Ten		30.8%

Investment Focus

1 FTSE4Good US Select Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The fund expense ratios shown are from the prospectuses dated December 29, 2008, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended August 31, 2009, the expense ratios were 0.29%
for Investor Shares and 0.16% for Institutional Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 The holdings listed exclude any temporary cash investments and equity index products.

9

FTSE Social Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance May 31, 2000–August 31, 2009

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2009		Final Value of
			Since	a $10,000
	One Year	Five Years	Inception[1]	Investment
FTSE Social Index Fund Investor Shares[2]	–18.11%	–1.92%	–3.93%	$6,903
Dow Jones U.S. Total Stock Market Index	–18.10	1.45	–0.69	9,379
Spliced Social Index[3]	–18.11	–1.76	–3.80	6,991
Large-Cap Growth Funds Average[4]	–17.84	0.74	–5.45	5,952

				Final Value of
			Since	a $5,000,000
	One Year	Five Years	Inception[1]	Investment
FTSE Social Index Fund Institutional Shares	–18.03%	–1.81%	1.43%	$5,493,135
Dow Jones U.S. Total Stock Market Index	–18.10	1.45	4.58	6,729,032
Spliced Social Index[3]	–18.11	–1.76	1.48	5,510,796

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: May 31, 2000, for Investor Shares and
January 14, 2003, for Institutional Shares.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Calvert Social Index through December 16, 2005; FTSE4Good US Select Index thereafter.
4 Derived from data provided by Lipper Inc.

10

FTSE Social Index Fund

Fiscal-Year Total Returns (%) May 31, 2000–August 31, 2009

Average Annual Total Returns: Periods Ended June 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
Investor Shares[2]	5/31/2000	–26.87%	–5.52%	–5.49%
Institutional Shares	1/14/2003	–26.80	–5.39	–0.74

1 Calvert Social Index through December 16, 2005; FTSE4Good US Select Index thereafter.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
Note: See Financial Highlights tables for dividend and capital gains information.

11

FTSE Social Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (11.5%)
	McDonald’s Corp.	140,104	7,879
	Target Corp.	95,929	4,509
	Lowe’s Cos., Inc.	186,033	4,000
*	Amazon.com, Inc.	40,557	3,293
*	Kohl’s Corp.	38,647	1,994
	Staples, Inc.	91,077	1,968
	Best Buy Co., Inc.	52,776	1,915
	TJX Cos., Inc.	52,341	1,882
	Carnival Corp.	59,140	1,730
*	Apollo Group, Inc. Class A	20,432	1,324
	The Gap, Inc.	66,489	1,306
*	Bed Bath & Beyond, Inc.	33,003	1,204
	Coach, Inc.	40,412	1,143
	Macy’s Inc.	53,472	830
*	AutoZone Inc.	5,258	774
	Nordstrom, Inc.	27,599	774
	Genuine Parts Co.	20,331	753
	H & R Block, Inc.	43,107	745
	Ross Stores, Inc.	15,961	744
	Harley-Davidson, Inc.	29,575	709
	Pulte Homes, Inc.	48,498	620
	Limited Brands, Inc.	40,880	610
*	Dollar Tree, Inc.	11,274	563
*	GameStop Corp. Class A	20,735	493
*	Mohawk Industries, Inc.	8,740	438
	Scripps Networks Interactive	12,280	399
	Royal Caribbean Cruises, Ltd.	20,191	385
	Wyndham Worldwide Corp.	22,452	340
	PetSmart, Inc.	16,223	339
*	Chico’s FAS, Inc.	22,479	286
	Lennar Corp. Class A	18,340	278
	American Eagle Outfitters, Inc.	19,894	269
*	Career Education Corp.	11,117	264
	Gannett Co., Inc.	29,622	256
	RadioShack Corp.	15,926	241
*	Lamar Advertising Co.
	Class A	9,791	224
*	Liberty Media Corp.–
	Capital Series A	11,593	221

			Market
			Value•
		Shares	($000)
	Foot Locker, Inc.	19,977	213
	KB Home	11,438	208
*	Office Depot, Inc.	35,457	185
	WABCO Holdings Inc.	8,313	159
	Hillenbrand Inc.	7,884	158
	New York Times Co. Class A	18,113	138
	Weight Watchers
	International, Inc.	4,838	133
*	Ticketmaster
	Entertainment Inc.	7,680	75
*	HSN, Inc.	6,980	73
*	Interval Leisure Group, Inc.	6,880	72
*	Ascent Media Corp.	1,751	45
			47,161
Consumer Staples (6.3%)
	CVS Caremark Corp.	185,102	6,945
	Walgreen Co.	125,455	4,250
	Costco Wholesale Corp.	54,800	2,794
	General Mills, Inc.	41,679	2,490
	Sysco Corp.	75,053	1,913
	Kellogg Co.	36,216	1,705
	Safeway, Inc.	54,598	1,040
*	Dr. Pepper
	Snapple Group, Inc.	32,090	849
	The Hershey Co.	21,453	842
	The Estee Lauder Cos. Inc.
	Class A	15,014	538
*	Whole Foods Market, Inc.	17,712	515
	McCormick & Co., Inc.	14,714	479
	Hormel Foods Corp.	12,704	469
*	Dean Foods Co.	23,204	421
	PepsiAmericas, Inc.	11,959	335
	Alberto-Culver Co.	12,237	323
			25,908
Energy (3.4%)
	Apache Corp.	42,387	3,601
	Devon Energy Corp.	56,495	3,468
	Spectra Energy Corp.	81,953	1,542
	Williams Cos., Inc.	73,420	1,207
	Peabody Energy Corp.	33,926	1,109
*	Ultra Petroleum Corp.	19,306	896

12

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	CONSOL Energy, Inc.	22,966	859
*	Newfield Exploration Co.	16,651	644
	Pioneer Natural
	Resources Co.	14,634	424
	Teekay Shipping Corp.	6,789	122
			13,872
Financials (30.5%)
	JPMorgan Chase & Co.	495,987	21,556
	Bank of America Corp.	1,099,922	19,348
	U.S. Bancorp	241,325	5,459
	American Express Co.	151,044	5,108
	MetLife, Inc.	104,115	3,931
	The Travelers Cos., Inc.	74,297	3,746
	State Street Corp.	62,794	3,295
	Prudential Financial, Inc.	58,438	2,956
	Charles Schwab Corp.	146,354	2,643
	PNC Financial
	Services Group	58,378	2,486
	CME Group, Inc.	8,489	2,471
	AFLAC Inc.	59,127	2,402
	BB&T Corp.	82,056	2,293
	Simon Property
	Group, Inc. REIT	35,826	2,279
	Ace Ltd.	42,600	2,223
	The Chubb Corp.	44,617	2,204
	Franklin Resources, Inc.	22,184	2,070
	Northern Trust Corp.	30,534	1,785
	T. Rowe Price Group Inc.	32,637	1,479
	SunTrust Banks, Inc.	61,267	1,432
*	Progressive Corp. of Ohio	85,955	1,420
	The Principal Financial
	Group, Inc.	39,549	1,123
	HCP, Inc. REIT	34,702	988
	The Hartford Financial
	Services Group Inc.	41,404	982
	Ameriprise Financial, Inc.	32,519	977
	Lincoln National Corp.	38,515	972
	Unum Group	42,189	951
	Discover Financial Services	68,409	941
	NYSE Euronext	33,083	938
	M & T Bank Corp.	14,757	911
	Hudson City Bancorp, Inc.	66,292	870
	Regions Financial Corp.	146,952	861
	Moody’s Corp.	29,790	811
	Host Hotels &
	Resorts Inc. REIT	76,611	764
	XL Capital Ltd. Class A	43,251	750
	KeyCorp	112,092	747
	People’s United Financial Inc.	43,923	705
*	Intercontinental Exchange Inc.	6,889	646
	Plum Creek
	Timber Co. Inc. REIT	20,642	625
	ProLogis REIT	55,797	620
	Kimco Realty Corp. REIT	47,785	600
	Legg Mason Inc.	20,617	593
	Genworth Financial Inc.	54,591	577

			Market
			Value•
		Shares	($000)
*	Leucadia National Corp.	22,502	560
	Willis Group Holdings Ltd.	21,395	552
	Cincinnati Financial Corp.	20,665	532
	PartnerRe Ltd.	7,158	529
*	SLM Corp.	58,876	524
	W.R. Berkley Corp.	20,164	515
	New York Community
	Bancorp, Inc.	43,380	462
	Assurant, Inc.	15,046	451
	Liberty Property Trust REIT	13,180	432
	RenaissanceRe Holdings Ltd.	7,838	427
	AMB Property Corp. REIT	18,404	420
*	Markel Corp.	1,237	407
*	The St. Joe Co.	11,701	384
	First American Corp.	11,817	372
*	First Horizon National Corp.	26,985	361
	Old Republic
	International Corp.	30,262	360
	Brown & Brown, Inc.	17,976	357
	Commerce Bancshares, Inc.	9,644	354
	White Mountains
	Insurance Group Inc.	1,125	351
	Regency Centers Corp. REIT	10,307	346
	SEI Investments Co.	17,920	330
	Marshall & Ilsley Corp.	45,907	327
	Duke Realty Corp. REIT	28,086	324
	Huntington Bancshares Inc.	70,136	320
	Janus Capital Group Inc.	23,243	296
	The Macerich Co. REIT	10,122	290
	Zions Bancorp	14,676	259
	Federated Investors, Inc.	9,806	257
	City National Corp.	6,338	250
*	E*TRADE Financial Corp.	135,947	239
	Protective Life Corp.	10,814	233
	TCF Financial Corp.	16,199	223
	Valley National Bancorp	18,377	214
*	MBIA, Inc.	26,727	180
	Popular, Inc.	81,415	175
	Associated Banc-Corp.	16,558	172
	Fulton Financial Corp.	22,076	162
	Synovus Financial Corp.	42,411	157
	Forest City Enterprise
	Class A	16,437	152
	Unitrin, Inc.	5,672	107
	Erie Indemnity Co. Class A	2,676	104
	CIT Group Inc.	51,185	89
*	Forestar Real Estate
	Group, Inc.	4,848	70
	Allied Capital Corp.	21,767	65
	Ambac Financial Group, Inc.	34,269	60
	Wesco Financial Corp.	181	55
	The PMI Group Inc.	9,714	32
*	iStar Financial Inc. REIT	13,964	29
	Student Loan Corp.	494	24
			124,429

13

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
Health Care (15.5%)
*	Amgen Inc.	129,829	7,756
	Medtronic, Inc.	142,800	5,469
*	Gilead Sciences, Inc.	115,865	5,221
	UnitedHealth Group Inc.	151,309	4,237
*	Medco Health Solutions, Inc.	61,305	3,385
*	WellPoint Inc.	61,617	3,257
*	Celgene Corp.	58,372	3,045
	Covidien PLC	63,674	2,520
*	Express Scripts Inc.	34,358	2,481
*	Boston Scientific Corp.	191,063	2,245
	Allergan, Inc.	39,105	2,187
*	Genzyme Corp.	34,390	1,916
*	Biogen Idec Inc.	36,809	1,848
*	St. Jude Medical, Inc.	43,847	1,690
	Cardinal Health, Inc.	45,897	1,587
	Stryker Corp.	37,890	1,571
	Alcon, Inc.	11,358	1,471
	CIGNA Corp.	34,560	1,017
	Quest Diagnostics, Inc.	17,695	955
	AmerisourceBergen Corp.	38,756	826
*	Hospira, Inc.	20,212	790
*	Humana Inc.	21,455	766
*	DaVita, Inc.	13,275	686
*	Waters Corp.	12,271	617
*	Henry Schein, Inc.	11,381	603
	Beckman Coulter, Inc.	8,614	583
*	Mylan Inc.	38,399	563
*	Cephalon, Inc.	9,367	533
*	Millipore Corp.	7,078	469
*	Watson Pharmaceuticals, Inc.	13,222	467
*	Patterson Companies, Inc.	15,282	416
*	Coventry Health Care Inc.	18,737	409
	Omnicare, Inc.	15,200	348
	Universal Health
	Services Class B	5,842	343
*	King Pharmaceuticals, Inc.	30,969	321
*	Sepracor Inc.	13,568	246
*	Kinetic Concepts, Inc.	6,745	216
*	Health Net Inc.	12,972	199
			63,259
Industrials (3.6%)
	Deere & Co.	53,620	2,338
	Norfolk Southern Corp.	46,707	2,142
	PACCAR, Inc.	46,528	1,683
	Republic Services, Inc.
	Class A	48,202	1,234
	C.H. Robinson Worldwide Inc.	21,470	1,208
	W.W. Grainger, Inc.	9,381	821
	Southwest Airlines Co.	93,510	765
*	Iron Mountain, Inc.	25,590	750
	Fastenal Co.	19,166	694
*	Jacobs Engineering Group Inc.	15,555	684
	Pitney Bowes, Inc.	26,339	589
	Manpower Inc.	10,010	517
	Equifax, Inc.	16,018	443

			Market
			Value•
		Shares	($000)
	Cintas Corp.	14,740	404
	J.B. Hunt Transport
	Services, Inc.	11,941	335
*	Terex Corp.	13,659	225
			14,832
Information Technology (26.3%)
*	Apple Inc.	113,265	19,052
	Intel Corp.	707,119	14,369
*	Google Inc.	29,990	13,845
	QUALCOMM Inc.	208,730	9,689
*	Dell Inc.	249,071	3,943
	MasterCard, Inc. Class A	13,946	2,826
*	eBay Inc.	121,630	2,693
	Automatic Data
	Processing, Inc.	63,651	2,441
	Applied Materials, Inc.	168,634	2,223
*	Adobe Systems, Inc.	66,441	2,087
	Western Union Co.	89,392	1,613
*	Symantec Corp.	104,631	1,582
*	Juniper Networks, Inc.	67,308	1,553
*	Broadcom Corp.	54,269	1,544
*	Tyco Electronics Ltd.	58,334	1,331
	Paychex, Inc.	46,340	1,311
*	Cognizant Technology
	Solutions Corp.	36,820	1,284
*	Intuit, Inc.	40,922	1,136
	CA, Inc.	49,229	1,097
*	NVIDIA Corp.	69,406	1,008
*	NetApp, Inc.	42,018	956
*	Fiserv, Inc.	19,622	947
*	Marvell Technology
	Group Ltd.	58,940	899
	Seagate Technology	62,577	867
*	BMC Software, Inc.	23,520	838
*	Citrix Systems, Inc.	23,132	825
*	Micron Technology, Inc.	107,900	795
*	McAfee Inc.	19,762	786
	Xilinx, Inc.	35,162	782
*	Check Point Software
	Technologies Ltd.	26,963	751
	Linear Technology Corp.	27,964	743
	Altera Corp.	37,046	712
*	Autodesk, Inc.	28,795	675
	KLA-Tencor Corp.	21,612	674
	Microchip Technology, Inc.	23,249	617
*	Teradata Corp.	22,847	615
*	Flextronics International Ltd.	102,335	607
*	VeriSign, Inc.	24,425	517
*	SanDisk Corp.	28,867	511
*	LAM Research Corp.	16,112	495
	National Semiconductor Corp.	29,402	446
*	LSI Corp.	82,545	430
*	Arrow Electronics, Inc.	15,263	422
	Lender Processing
	Services, Inc.	11,983	411
*	Synopsys, Inc.	18,163	386

14

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	Total System Services, Inc.	25,175	384
*	Akamai Technologies, Inc.	21,704	383
	Broadridge Financial
	Solutions LLC	18,150	378
*	Advanced Micro Devices, Inc.	85,766	374
*	Metavante Technologies	11,268	355
*	IAC/InterActiveCorp	16,071	298
	Jabil Circuit, Inc.	27,096	297
*	DST Systems, Inc.	6,305	289
	Diebold, Inc.	8,419	254
*	Novellus Systems, Inc.	12,358	237
*	Compuware Corp.	32,055	231
*	Cadence Design Systems, Inc. 33,055		207
*	JDS Uniphase Corp.	26,787	184
*	Teradyne, Inc.	21,727	179
*	Convergys Corp.	15,385	167
*	EchoStar Corp.	4,940	92
			107,643
Materials (0.8%)
	Southern Copper Corp.
	(U.S. Shares)	32,473	918
	Vulcan Materials Co.	15,727	787
	Sigma-Aldrich Corp.	15,458	785
*	Pactiv Corp.	16,680	415
	Sealed Air Corp.	19,800	374
			3,279
Telecommunication Services (1.3%)
*	Sprint Nextel Corp.	353,194	1,293
	CenturyTel, Inc.	37,619	1,213
*	Millicom International
	Cellular SA	13,777	972
*	Crown Castle
	International Corp.	27,585	741
*	NII Holdings Inc.	20,804	493
	Frontier Communications
	Corp.	39,583	281
	Telephone & Data
	Systems, Inc.	6,573	173
			5,166
Utilities (0.8%)
*	NRG Energy, Inc.	33,779	907
	Questar Corp.	22,018	743
	EQT Corp.	16,330	648
	Pepco Holdings, Inc.	27,780	398
	TECO Energy, Inc.	27,204	362
			3,058
Total Common Stocks
(Cost $453,110)			408,607

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity
Fund, 0.277%
(Cost $91)	90,895	91
Total Investments (100.0%)
(Cost $453,201)		408,698
Other Assets and Liabilities (0.0%)
Other Assets		1,668
Liabilities		(1,597)
		71
Net Assets (100%)		408,769

At August 31, 2009, net assets consisted of:

Amount
($000)
Paid-in Capital	544,236
Undistributed Net Investment Income	1,708
Accumulated Net Realized Losses	(92,672)
Unrealized Appreciation (Depreciation)	(44,503)
Net Assets	408,769

Investor Shares—Net Assets
Applicable to 49,135,703 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	304,498
Net Asset Value Per Share—
Investor Shares	$6.20

Institutional Shares—Net Assets
Applicable to 16,811,932 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	104,271
Net Asset Value Per Share—
Institutional Shares	$6.20

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

15

FTSE Social Index Fund

Statement of Operations

Year Ended
August 31, 2009
($000)
Investment Income
Income
Dividends	6,293
Interest[1]	5
Security Lending	79
Total Income	6,377
Expenses
The Vanguard Group—Note B
Investment Advisory Services	53
Management and Administrative—Investor Shares	554
Management and Administrative—Institutional Shares	84
Marketing and Distribution—Investor Shares	87
Marketing and Distribution—Institutional Shares	33
Custodian Fees	36
Auditing Fees	23
Shareholders’ Reports and Proxies—Investor Shares	25
Shareholders’ Reports and Proxies—Institutional Shares	2
Trustees’ Fees and Expenses	1
Total Expenses	898
Net Investment Income	5,479
Realized Net Gain (Loss) on Investment Securities Sold	(84,100)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(23,637)
Net Increase (Decrease) in Net Assets Resulting from Operations	(102,258)

1 Interest income from an affiliated company of the fund was $5,000.
See accompanying Notes, which are an integral part of the Financial Statements.

16

FTSE Social Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,479	8,845
Realized Net Gain (Loss)	(84,100)	(6,921)
Change in Unrealized Appreciation (Depreciation)	(23,637)	(99,890)
Net Increase (Decrease) in Net Assets Resulting from Operations	(102,258)	(97,966)
Distributions
Net Investment Income
Investor Shares	(5,643)	(7,812)
Institutional Shares	(2,622)	(2,061)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(8,265)	(9,873)
Capital Share Transactions
Investor Shares	(12,691)	(60,224)
Institutional Shares	(2,005)	51,023
Net Increase (Decrease) from Capital Share Transactions	(14,696)	(9,201)
Total Increase (Decrease)	(125,219)	(117,040)
Net Assets
Beginning of Period	533,988	651,028
End of Period[1]	408,769	533,988
1 Net Assets—End of Period includes undistributed net investment income of $1,708,000 and $4,494,000.
See accompanying Notes, which are an integral part of the Financial Statements.

17

FTSE Social Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.76	$9.30	$8.51	$8.03	$7.40
Investment Operations
Net Investment Income	.080	.125	.130	.110	.130
Net Realized and Unrealized Gain (Loss)
on Investments	(1.522)	(1.525)	.780	.470	.620
Total from Investment Operations	(1.442)	(1.400)	.910	.580	.750
Distributions
Dividends from Net Investment Income	(.118)	(.140)	(.120)	(.100)	(.120)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.118)	(.140)	(.120)	(.100)	(.120)
Net Asset Value, End of Period	$6.20	$7.76	$9.30	$8.51	$8.03

Total Return[1]	–18.11%	–15.26%	10.70%	7.25%	10.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$304	$395	$540	$405	$361
Ratio of Total Expenses to
Average Net Assets	0.29%	0.24%	0.24%	0.25%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.50%	1.48%	1.48%	1.41%	1.74%
Portfolio Turnover Rate	30%	41%	20%	51%[2]	12%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Includes activity related to a change in the fund’s target index.
See accompanying Notes, which are an integral part of the Financial Statements.

18

FTSE Social Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.77	$9.32	$8.52	$8.04	$7.41
Investment Operations
Net Investment Income	.087	.137	.152	.120	.138
Net Realized and Unrealized Gain (Loss)
on Investments	(1.528)	(1.535)	.780	.470	.620
Total from Investment Operations	(1.441)	(1.398)	.932	.590	.758
Distributions
Dividends from Net Investment Income	(.129)	(.152)	(.132)	(.110)	(.128)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.129)	(.152)	(.132)	(.110)	(.128)
Net Asset Value, End of Period	$6.20	$7.77	$9.32	$8.52	$8.04

Total Return	–18.03%	–15.22%	10.95%	7.37%	10.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$104	$139	$111	$87	$27
Ratio of Total Expenses to
Average Net Assets	0.16%	0.11%	0.11%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.63%	1.61%	1.61%	1.54%	1.83%
Portfolio Turnover Rate	30%	41%	20%	51%[1]	12%

1 Includes activity related to a change in the fund’s target index.
See accompanying Notes, which are an integral part of the Financial Statements.

19

FTSE Social Index Fund

Notes to Financial Statements

Vanguard FTSE Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $5 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

20

FTSE Social Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2009, the fund had contributed capital of $86,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2009, the fund had $2,587,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $25,902,000 to offset future net capital gains of $79,000 through August 31, 2012, $985,000 through August 31, 2013, $367,000 through August 31, 2014, $2,136,000 through August 31, 2016, and $22,335,000 through August 31, 2017.

In addition, the fund realized losses of $66,197,000 during the period from November 1, 2008, through August 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At August 31, 2009, the cost of investment securities for tax purposes was $453,753,000. Net unrealized depreciation of investment securities for tax purposes was $45,055,000, consisting of unrealized gains of $45,564,000 on securities that had risen in value since their purchase and $90,619,000 in unrealized losses on securities that had fallen in value since their purchase.

21

FTSE Social Index Fund

E. During the year ended August 31, 2009, the fund purchased $109,377,000 of investment securities and sold $125,659,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:
	Year Ended August 31,
	2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	69,845	13,553	89,674	10,639
Issued in Lieu of Cash Distributions	5,331	1,125	7,393	821
Redeemed	(87,867)	(16,390)	(157,291)	(18,620)
Net Increase (Decrease)—Investor Shares	(12,691)	(1,712)	(60,224)	(7,160)
Institutional Shares
Issued	34,054	6,299	75,608	8,817
Issued in Lieu of Cash Distributions	2,022	427	1,715	190
Redeemed	(38,081)	(7,838)	(26,300)	(3,027)
Net Increase (Decrease)—Institutional Shares	(2,005)	(1,112)	51,023	5,980

G. In preparing the financial statements as of August 31, 2009, management considered the impact of subsequent events occurring through October 15, 2009, for potential recognition or disclosure in these financial statements.

22

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard World Fund and the Shareholders of Vanguard FTSE Social Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard FTSE Social Index Fund (the “Fund”) at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 15, 2009

Special 2009 tax information (unaudited) for Vanguard FTSE Social Index Fund

This information for the fiscal year ended August 31, 2009, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $8,265,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any)
qualifies for the dividends-received deduction.

23

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: FTSE Social Index Fund Investor Shares[1]
Periods Ended August 31, 2009
	One	Five	Since
	Year	Years	Inception[2]
Returns Before Taxes	–18.11%	–1.92%	–3.93%
Returns After Taxes on Distributions	–18.41	–2.15	–4.15
Returns After Taxes on Distributions and Sale of Fund Shares	–11.52	–1.59	–3.28

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Inception date for Investor Shares is May 31, 2000.

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended August 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
FTSE Social Index Fund	2/28/2009	8/31/2009	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,534.65	$1.85
Institutional Shares	1,000.00	1,534.65	1.02
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.74	$1.48
Institutional Shares	1,000.00	1,024.40	0.82

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.29% for Investor Shares and 0.16% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard FTSE Social Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio manage-
ment process, and performance. The trustees considered the factors discussed below, among others.
However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that
Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the fund has performed in line with expectations, and that the results have been consistent with the fund’s investment strategies. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expense ratio was also well below its peer-
group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost”
structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

27

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

28

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Retired
Born 1954. Trustee Since May 1987. Chairman of	Executive Chief Staff and Marketing Officer for North
the Board. Principal Occupation(s) During the Past	America and Corporate Vice President of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer and President of The Vanguard	Amerigroup Corporation (direct health and medical
Group and of each of the investment companies served	insurance carriers), and Monroe Community College
by The Vanguard Group (1996–2008); Chairman of	Foundation.
the Financial Accounting Foundation; Governor of
the Financial Industry Regulatory Authority (FINRA);	Rajiv L. Gupta
Director of United Way of Southeastern Pennsylvania.	Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years: Retired
F. William McNabb III[1]	Chairman and Chief Executive Officer of Rohm and
Born 1957. Trustee Since July 2009. Principal	Haas Co. (chemicals); President of Rohm and Haas Co.
Occupation(s) During the Past Five Years: Director of	(2006–2008); Board Member of American Chemistry
The Vanguard Group, Inc., since 2008; Chief Executive	Council; Director of Tyco International, Ltd. (diversified
Officer and President of The Vanguard Group and of	manufacturing and services) and Hewlett-Packard Co.
each of the investment companies served by The	(electronic computer manufacturing); Trustee of The
Vanguard Group since 2008; Director of Vanguard	Conference Board.
Marketing Corporation; Managing Director of The
Vanguard Group (1995–2008).	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President of
Independent Trustees	the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Charles D. Ellis	of Arts and Sciences with Secondary Appointments
Born 1937. Trustee Since January 2001. Principal	at the Annenberg School for Communication and the
Occupation(s) During the Past Five Years: Applecore	Graduate School of Education of the University of
Partners (pro bono ventures in education); Senior	Pennsylvania; Director of Carnegie Corporation of
Advisor to Greenwich Associates (international business	New York, Schuylkill River Development Corporation,
strategy consulting); Successor Trustee of Yale University;	and Greater Philadelphia Chamber of Commerce;
Overseer of the Stern School of Business at New York	Trustee of the National Constitution Center.
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Retired	Thomas J. Higgins[1]
Corporate Vice President, Chief Global Diversity Officer,	Born 1957. Chief Financial Officer Since September
and Member of the Executive Committee of Johnson	2008. Principal Occupation(s) During the Past Five
& Johnson (pharmaceuticals/consumer products);	Years: Principal of The Vanguard Group, Inc.; Chief
Vice President and Chief Information Officer of Johnson	Financial Officer of each of the investment companies
& Johnson (1997–2005); Director of the University	served by The Vanguard Group since 2008; Treasurer
Medical Center at Princeton and Women’s Research	of each of the investment companies served by The
and Education Institute.	Vanguard Group (1998–2008).

André F. Perold	Kathryn J. Hyatt[1]
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George Gund	Occupation(s) During the Past Five Years: Principal of
Professor of Finance and Banking, Harvard Business	The Vanguard Group, Inc.; Treasurer of each of the
School; Director and Chairman of UNX, Inc. (equities	investment companies served by The Vanguard
trading firm); Chair of the Investment Committee of	Group since 2008; Assistant Treasurer of each of the
HighVista Strategies LLC (private investment firm).	investment companies served by The Vanguard Group
(1988–2008).
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Heidi Stam[1]
Occupation(s) During the Past Five Years: Chairman,	Born 1956. Secretary Since July 2005. Principal
President, Chief Executive Officer, and Director of	Occupation(s) During the Past Five Years: Managing
NACCO Industries, Inc. (forklift trucks/housewares/	Director of The Vanguard Group, Inc., since 2006;
lignite); Director of Goodrich Corporation (industrial	General Counsel of The Vanguard Group since 2005;
products/aircraft systems and services).	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
Peter F. Volanakis	since 2005; Director and Senior Vice President of
Born 1955. Trustee Since July 2009. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: President	of The Vanguard Group (1997–2006).
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director	Vanguard Senior Management Team
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning	R. Gregory Barton	Michael S. Miller
Museum of Glass; Overseer of the Amos Tuck School	Mortimer J. Buckley	James M. Norris
of Business Administration at Dartmouth College.	Kathleen C. Gubanich	Glenn W. Reed
	Paul A. Heller	George U. Sauter

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
 Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739
You can obtain a free copy of Vanguard’s proxy voting
Institutional Investor Services > 800-523-1036	guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by
Text Telephone for People	calling Vanguard at 800-662-2739. The guidelines are
With Hearing Impairment > 800-952-3335	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
This material may be used in conjunction	fund voted the proxies for securities it owned during
with the offering of shares of any Vanguard	the 12 months ended June 30. To get the report, visit
fund only if preceded or accompanied by	either www.vanguard.com or www.sec.gov.
the fund’s current prospectus.
You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
“FTSE®” and “FTSE4Good™” are trademarks jointly owned	To find out more about this public service, call the SEC
by the London Stock Exchange plc and The Financial Times	at 202-551-8090. Information about your fund is also
Limited and are used by FTSE International Limited under	available on the SEC’s website, and you can receive
license. The FTSE4Good US Select Index is calculated by	copies of this information, for a fee, by sending a
FTSE International Limited. FTSE International Limited does	request in either of two ways: via e-mail addressed to
not sponsor, endorse, or promote the fund; is not in any	publicinfo@sec.gov or via regular mail addressed to the
way connected to it; and does not accept any liability in	Public Reference Section, Securities and Exchange
relation to its issue, operation, and trading.	Commission, Washington, DC 20549-0102.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q2130 102009

Vanguard U.S. Sector Index Funds
Annual Report
August 31, 2009

Vanguard Consumer Discretionary Index Fund	Vanguard Industrials Index Fund
Vanguard Consumer Staples Index Fund	Vanguard Information Technology Index Fund
Vanguard Energy Index Fund	Vanguard Materials Index Fund
Vanguard Financials Index Fund	Vanguard Telecommunication Services Index Fund
Vanguard Health Care Index Fund	Vanguard Utilities Index Fund

> After a dismal first half of the fiscal year, stocks rebounded dramatically on encouraging economic news. Still, for the 12 months ended August 31, 2009,

the broad U.S. stock market returned about –18%.

> Unable to fully recover from their first-half losses, the Vanguard U.S. Sector

Index Funds produced fiscal-year returns ranging from about –8% for consumer staples stocks to about –31% for energy stocks.

> Five of the U.S. Sector Index Funds returned considerably more than the broad

U.S. market, one returned about the same, and four returned considerably less.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Results of Proxy Voting	5
Consumer Discretionary Index Fund	8
Consumer Staples Index Fund	19
Energy Index Fund	28
Financials Index Fund	38
Health Care Index Fund	49
Industrials Index Fund	59
Information Technology Index Fund	70
Materials Index Fund	80
Telecommunication Services Index Fund	89
Utilities Index Fund	98
Your Fund’s After-Tax Returns	107
About Your Fund’s Expenses	108
Trustees Approve Advisory Arrangement	110
Glossary	111

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2009

Admiral™ Shares[1] and ETF Shares[2]

	Ticker	Total
	Symbol	Return
Vanguard Consumer
Discretionary Index Fund	VCDAX	–12.34%
Vanguard Consumer
Discretionary ETF	VCR
Market Price		–12.29
Net Asset Value		–12.32
MSCI® US IMI/Consumer Discretionary		–12.30

Vanguard Consumer Staples
Index Fund	VCSAX	–8.26%
Vanguard Consumer Staples ETF	VDC
Market Price		–8.17
Net Asset Value		–8.22
MSCI US IMI/Consumer Staples		–9.22

Vanguard Energy Index Fund	VENAX	–30.51%
Vanguard Energy ETF	VDE
Market Price		–30.45
Net Asset Value		–30.49
MSCI US IMI/Energy		–29.18

Vanguard Financials Index Fund	VFAIX	–25.35%
Vanguard Financials ETF	VFH
Market Price		–25.16
Net Asset Value		–25.31
MSCI US IMI/Financials		–25.67

Vanguard Health Care Index Fund	VHCIX	–10.74%
Vanguard Health Care ETF	VHT
Market Price		–10.68
Net Asset Value		–10.70
MSCI US IMI/Health Care		–10.52

	Ticker	Total
	Symbol	Return
Vanguard Industrials Index Fund	VINAX	–28.44%
Vanguard Industrials ETF	VIS
Market Price		–28.40
Net Asset Value		–28.41
MSCI US IMI/Industrials		–28.38

Vanguard Information
Technology Index Fund	VITAX	–9.79%
Vanguard Information
Technology ETF	VGT
Market Price		–9.73
Net Asset Value		–9.78
MSCI US IMI/Information Technology		–9.62

Vanguard Materials Index Fund	VMIAX	–25.91%
Vanguard Materials ETF	VAW
Market Price		–25.84
Net Asset Value		–25.88
MSCI US IMI/Materials		–26.00

Vanguard Telecommunication
Services Index Fund	VTCAX	–15.90%
Vanguard Telecommunication
Services ETF	VOX
Market Price		–15.82
Net Asset Value		–15.88
MSCI US IMI/Telecommunication Services		–17.86

Vanguard Utilities Index Fund	VUIAX	–18.39%
Vanguard Utilities ETF	VPU
Market Price		–18.28
Net Asset Value		–18.34
MSCI US IMI/Utilities		–18.21

MSCI US IMI/2500		–18.26%

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2 Vanguard ETF™ Shares are traded on the NYSE Arca exchange and are available only through brokers. The table shows the ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.
Note: MSCI US IMI/2500 is the Morgan Stanley Capital International US Investable Market 2500 Index.

President’s Letter

Dear Shareholder,

The two halves of the Vanguard U.S. Sector Index Funds’ fiscal year were nearly mirror images of each other. After continuing to fall steeply and broadly during the first half, stocks staged a dramatic turnaround in March as investors became more confident about credit markets and the economy. But when the dust settled, each of the funds and the broad U.S. market lost ground for the 12-month period.

The relatively recession-resistant Consumer Staples and Health Care Index Funds were among the five funds that performed better than the broad market. At the other end of the performance scale were the more economically sensitive Industrials Index Fund and Energy Index Fund (which was also hurt by the sharp fall in oil prices during the first six months).

To be considered successful, an index fund should closely track the performance of its target index whether markets are falling or rising. During a period of historically high stock price volatility, Vanguard Quantitative Equity Group—the sector funds’ advisor—achieved this in all sectors except for consumer staples, energy, and telecommunication services. Because there are regulatory limits on the percentage of a fund’s assets that can be invested in any single stock, the advisor is not always able to match the composition of the target index—especially in highly concentrated sectors where a few stocks can have a disproportionate influence on results. In those sectors, fund returns may diverge from those of the target index.

If you hold shares in a taxable account, you may wish to review the table and discussion on after-tax returns for the fiscal year, based on the highest tax bracket, later in this report.

Stocks sank, then soared as credit and economy stabilized

The 12 months ended August 31 spanned two strikingly different half-years. The period began with the September collapse of a major investment bank and the government-engineered rescue of several giant financial institutions. Stocks sank as the ensuing crisis spread from Wall Street to Main Street and around the globe. Stricken by seized-up credit markets and a near-total lack of confidence, businesses and consumers put the brakes on economic growth.

Governments in the United States and abroad responded with unprecedented stimulus and other programs. Over the past six months, these efforts started to take hold. Credit-market conditions improved, and the outlook for the U.S.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–18.39%	–5.61%	0.94%
Russell 2000 Index (Small-caps)	–21.29	–6.08	2.21
Dow Jones U.S. Total Stock Market Index	–18.10	–5.17	1.45
MSCI All Country World Index ex USA (International)	–13.96	–2.41	8.18

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad taxable market)	7.94%	6.35%	4.96%
Barclays Capital Municipal Bond Index	5.67	4.14	4.15
Citigroup 3-Month Treasury Bill Index	0.51	2.77	2.98

CPI
Consumer Price Index	–1.48%	1.91%	2.64%

economy brightened. From their early March lows, stocks took off on an almost-unbroken winning streak.

Even so, the broad U.S. stock market ended the 12 months in negative territory, with a return of about –18%. International markets performed somewhat better, as major European economies emerged from recession; the MSCI All Country World Index ex USA returned about –14%.

Despite the second-half rally, it may be premature to sound the all-clear signal. As the fiscal year came to a close, home foreclosures and the unemployment rate were rising, and the federal government’s list of problem banks had climbed above 400—the most since June 1994. There is considerable historical evidence that recovery from a recession caused by a financial crisis tends to take longer than average.

Among bond investors, safety and yield traded places

The U.S. bond market also performed a U-turn during the year. Early on, as credit markets deteriorated, investors rushed to the relative safety and liquidity of U.S. Treasury securities, driving their prices up and yields down. Investors were so risk-averse that short-term Treasury yields briefly turned negative. November and December were among the ten best months ever for Treasury returns (adjusted for inflation). Corporate bonds, especially those of lower credit quality, struggled, and their yield spreads above comparable Treasuries widened to near-historic levels during the first six months.

Several moves by the Treasury and the Federal Reserve—which slashed its target level for short-term interest rates to a range of 0%–0.25% in December—helped credit markets to attain some stability by the spring. In a dramatic reversal, investors regained their appetite for risk, favoring corporate bonds over Treasuries.

After all the ups and downs, Treasuries and high-yield corporate bonds produced similar 12-month returns of about 6%–7%.

Overall, the broad U.S. taxable bond market returned about 8%. Tax-exempt municipal bonds, after a flat first half, returned more than 5% for the fiscal year.

Stocks still behind, despite broad and steep rebound

An investor seeking to make sense of market trends during the past year or so could be easily forgiven for being confused. Amid all the major developments and noise, there may have been only one constant—inconsistency.

For example, just when consumers hunkered down and began adapting to record-high prices at the gas pump, crude oil prices abruptly began dropping. Ultra-safe Treasury bonds were the place to be, and then they weren’t. And the stock market sectors that fell the hardest during the bear market were among those that rebounded most strongly when the recovery began, while the previously more resilient sectors lagged.

The financial and materials sectors, on the one hand, and the consumer staples and health care sectors, on the other hand, illustrate the point. During the fiscal first half, the Financials and Materials Index Funds were the worst performers, losing more than half of their value. Many financial institutions struggled amid high-profile bank failures, tight credit, and troubled assets. At the same time, commodity-oriented companies—including chemical, fertilizer, and metals and mining firms—were hurt by falling prices and weak demand.

When global credit markets and the economy began stabilizing, financial and materials companies were among the major beneficiaries (the Financials Index Fund, for example, was the standout performer, returning more than 80% in the last six months of the period). Nevertheless, the gains were not sufficient to overcome the earlier steep losses (and the sometimes confounding arithmetic of percentages, in which, for example, a loss of 50% would require a gain of 100% to get back to even). As a result, the

Financials Index Fund (–25.35%) and the Materials Index Fund (–25.91%) finished the year in the bottom half of the ten sector funds. (Please note: In this discussion, returns refer to the funds’ Admiral Shares; ETF returns are detailed in the tables.)

In contrast, consumer staples and health care held up better during the first six months (although they suffered losses), but were pushed aside during the second-half rally that was led by lower-quality, higher-risk stocks. Yet, buoyed by their relatively stronger first-half performance, the Consumer Staples Index Fund (–8.26%) and the Health Care Index Fund (–10.74%) ranked at or near the top of the sector funds for the 12 months.

The Information Technology Index Fund (–9.79%), with middle-of-the pack returns in both the first and second halves of the fiscal year, ended up being the second-best performer. As the business outlook brightened, chip makers and computer firms helped reinvigorate the tech sector. Rounding out the group of five funds that outperformed the broad market for the full 12 months were the Consumer Discretionary Index Fund (–12.34%)—bolstered by improved consumer confidence—and the Telecommunication Services Index Fund (–15.90%), which represents a very small slice of the broad market.

The Utilities Index Fund (–18.39%), representing another small market segment, performed in line with the broad market. The Energy (–30.51%) and Industrials (–28.44%) Index Funds joined the financial and materials sectors in lagging the broad market for the year.

Still a place for sector funds in a well-balanced portfolio

Stocks have taken investors on a roller-coaster ride for almost two years. After soaring to record highs in October 2007, the U.S. stock market plunged in 2008, suffering its worst calendar year since the 1930s, before turning around this past spring. Will the recent rally continue? It’s anyone’s guess. But one thing is clear:

Investors who maintained a portfolio that was diversified across stocks, bonds, and money market funds were partly cushioned during the market’s gyrations.

Sector funds can play an important role in a well-balanced portfolio. For example, they can help you selectively increase exposure to key components of the economy in a low-cost and efficient manner if your strategy calls for such tactical decisions. And because the various sectors do not perform in lockstep, adding some sector funds to a portfolio can offer the opportunity to increase diversification.

Whether markets are rising or falling, indexing has proven its worth as a tax-efficient strategy to help investors capture the return of broad markets and of chosen market segments. For more than 30 years, Vanguard Quantitative Equity Group has been a leader in index fund management, delivering results that generally track their target indexes closely. And the low costs of Vanguard’s U.S. Sector Index Funds help you keep more of their returns, an important benefit that compounds over time.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
September 15, 2009

Your Fund’s Performance at a Glance
August 31, 2008–August 31, 2009

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Consumer Discretionary Index Fund
Admiral Shares	$25.03	$21.43	$0.395	$0.000
ETF Shares	48.38	41.37	0.786	0.000
Consumer Staples Index Fund
Admiral Shares	$34.06	$30.62	$0.569	$0.000
ETF Shares	69.04	62.07	1.173	0.000
Energy Index Fund
Admiral Shares	$54.66	$37.34	$0.563	$0.000
ETF Shares	109.54	74.74	1.183	0.000
Financials Index Fund
Admiral Shares	$20.38	$14.72	$0.453	$0.000
ETF Shares	40.66	29.38	0.914	0.000
Health Care Index Fund
Admiral Shares	$28.68	$25.19	$0.364	$0.000
ETF Shares	57.36	50.37	0.754	0.000
Industrials Index Fund
Admiral Shares	$34.20	$23.85	$0.557	$0.000
ETF Shares	66.65	46.45	1.111	0.000
Information Technology Index Fund
Admiral Shares	$27.28	$24.39	$0.156	$0.000
ETF Shares	53.32	47.64	0.326	0.000
Materials Index Fund
Admiral Shares	$42.85	$30.68	$0.796	$0.000
ETF Shares	84.27	60.23	1.599	0.000
Telecommunication Services Index Fund
Admiral Shares	$31.58	$25.77	$0.673	$0.000
ETF Shares	62.05	50.58	1.373	0.000
Utilities Index Fund
Admiral Shares	$39.26	$30.73	$1.251	$0.000
ETF Shares	78.22	61.24	2.514	0.000

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

Consumer Discretionary Index Fund, Consumer Staples Index Fund, Energy Index Fund, Financials Index Fund, Health Care Index Fund, Industrials Index Fund, Information Technology Index Fund, Materials Index Fund, Telecommunication Services Index Fund, Utilities Index Fund

			Percentage
Trustee	For	Withheld	For
John J. Brennan	816,325,661	25,839,114	96.9%
Charles D. Ellis	811,618,878	30,545,897	96.4%
Emerson U. Fullwood	816,960,560	25,204,215	97.0%
Rajiv L. Gupta	815,607,429	26,557,346	96.8%
Amy Gutmann	818,039,387	24,125,388	97.1%
JoAnn Heffernan Heisen	815,771,400	26,393,375	96.9%
F. William McNabb III	817,559,701	24,605,074	97.1%
André F. Perold	814,833,250	27,331,525	96.8%
Alfred M. Rankin, Jr.	815,942,907	26,221,868	96.9%
Peter F. Volanakis	817,780,699	24,384,076	97.1%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Consumer Discretionary Index Fund
2a	1,030,496	5,817	6,877	322,376	75.5%
2b	1,027,809	6,809	8,570	322,378	75.3%
2c	1,024,001	10,641	8,545	322,378	75.0%
2d	1,022,815	11,478	8,898	322,376	74.9%
2e	1,022,695	11,316	9,179	322,376	74.9%
2f	1,025,345	9,947	7,899	322,376	75.1%
2g	1,023,766	9,781	9,642	322,377	75.0%
Consumer Staples Index Fund
2a	5,395,960	82,108	83,909	2,149,901	70.0%
2b	5,386,842	91,188	83,948	2,149,900	69.9%
2c	5,377,701	84,472	99,808	2,149,897	69.7%
2d	5,377,305	83,347	101,323	2,149,903	69.7%
2e	5,380,205	85,000	96,774	2,149,899	69.8%
2f	5,389,858	84,940	87,182	2,149,898	69.9%
2g	5,391,778	80,961	89,241	2,149,898	69.9%

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Energy Index Fund
2a	5,984,167	151,517	93,308	1,991,076	72.8%
2b	6,007,020	142,860	79,110	1,991,078	73.1%
2c	5,919,728	166,365	142,897	1,991,078	72.0%
2d	5,922,177	174,855	131,958	1,991,078	72.0%
2e	5,972,028	142,377	114,587	1,991,076	72.7%
2f	6,017,142	147,148	64,702	1,991,076	73.2%
2g	6,025,346	137,549	66,099	1,991,074	73.3%
Financials Index Fund
2a	11,300,444	170,818	290,509	3,377,134	74.6%
2b	11,357,431	194,699	209,642	3,377,134	75.0%
2c	11,297,873	192,619	271,279	3,377,134	74.6%
2d	11,348,241	182,847	230,685	3,377,132	75.0%
2e	11,282,082	165,848	313,841	3,377,134	74.5%
2f	11,380,060	180,675	201,035	3,377,135	75.2%
2g	11,382,407	176,899	202,463	3,377,136	75.2%
Health Care Index Fund
2a	8,639,883	302,475	154,223	2,610,086	73.8%
2b	8,618,222	309,731	168,627	2,610,087	73.6%
2c	8,611,807	307,544	177,231	2,610,086	73.6%
2d	8,620,515	308,918	167,148	2,610,086	73.6%
2e	8,615,150	305,842	175,588	2,610,087	73.6%
2f	8,642,276	305,647	148,656	2,610,088	73.8%
2g	8,478,737	304,116	313,726	2,610,088	72.4%
Industrials Index Fund
2a	1,869,328	19,639	46,686	797,506	68.4%
2b	1,872,867	22,559	40,227	797,507	68.5%
2c	1,874,811	22,766	38,078	797,505	68.6%
2d	1,867,457	22,497	45,701	797,504	68.3%
2e	1,867,831	22,223	45,598	797,507	68.3%
2f	1,875,432	22,766	37,454	797,507	68.6%
2g	1,882,226	18,705	34,723	797,506	68.9%
Information Technology Index Fund
2a	5,814,868	56,635	63,970	1,403,210	79.2%
2b	5,808,867	53,151	73,455	1,403,210	79.2%
2c	5,807,196	56,470	71,806	1,403,211	79.1%
2d	5,809,088	53,752	72,632	1,403,211	79.2%
2e	5,813,456	54,501	67,515	1,403,211	79.2%
2f	5,819,520	52,675	63,278	1,403,210	79.3%
2g	5,818,243	56,709	60,520	1,403,211	79.3%
Materials Index Fund
2a	3,735,564	146,031	79,298	763,871	79.1%
2b	3,713,921	154,742	92,229	763,871	78.6%
2c	3,713,013	149,473	98,407	763,870	78.6%
2d	3,702,408	153,636	104,849	763,870	78.4%
2e	3,719,037	155,371	86,485	763,870	78.7%
2f	3,722,773	156,188	81,932	763,870	78.8%
2g	3,723,376	150,048	87,467	763,872	78.8%

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Telecommunication Services Index Fund
2a	1,646,488	40,513	28,919	380,139	78.6%
2b	1,639,141	40,377	36,402	380,139	78.2%
2c	1,636,068	42,305	37,548	380,138	78.1%
2d	1,639,925	42,629	33,364	380,139	78.2%
2e	1,651,638	39,047	25,235	380,138	78.8%
2f	1,646,392	39,874	29,654	380,138	78.5%
2g	1,642,528	43,487	29,905	380,138	78.4%
Utilities Index Fund
2a	4,665,382	94,719	140,772	817,502	81.6%
2b	4,678,535	83,138	139,197	817,505	81.8%
2c	4,642,411	96,876	161,584	817,504	81.2%
2d	4,637,426	88,704	174,741	817,504	81.1%
2e	4,650,148	112,469	138,255	817,503	81.3%
2f	4,704,636	89,086	107,151	817,503	82.3%
2g	4,652,466	81,776	166,629	817,504	81.4%

Fund shareholders did not approve this proposal:

Proposal 3—Institute procedures to prevent holding investments in companies that, in the judgment of the board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

The trustees recommended a vote against the proposal because it called for procedures that duplicate existing practices and procedures of the Vanguard funds.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Energy Index Fund	576,604	264,612	5,387,774	1,991,078	7.0%

Consumer Discretionary Index Fund

Fund Profile

As of August 31, 2009

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	386	384	2,501
Median Market Cap	$13.7B	$13.7B	$27.3B
Price/Earnings Ratio	318.6x	302.7x	25.6x
Price/Book Ratio	2.2x	2.2x	2.1x
Yield[3]		1.4%	1.9%
Admiral Shares	1.1%
ETF Shares	1.1%
Return on Equity	15.7%	15.7%	19.3%
Earnings Growth Rate	8.5%	8.5%	9.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	5%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
Fund Versus		Fund Versus
Target Index[1]		Broad Index[2]
R-Squared	1.00		0.85
Beta	1.00		1.19

Industry Diversification (% of equity exposure)

Advertising	1.6%
Apparel Retail	6.1
Apparel, Accessories & Luxury Goods	3.1
Auto Parts & Equipment	2.7
Automobile Manufacturers	2.0
Automotive Retail	2.1
Broadcasting	1.3
Cable & Satellite	9.5
Casinos & Gaming	2.4
Computer & Electronics Retail	1.8
Department Stores	3.4
Education Services	2.3
Footwear	2.4
General Merchandise Stores	4.1
Home Improvement Retail	7.6
Homebuilding	2.0
Homefurnishing Retail	1.2
Hotels, Resorts & Cruise Lines	3.1
Household Appliances	1.2
Housewares & Specialties	1.4
Internet Retail	4.0
Leisure Products	1.4
Movies & Entertainment	11.7
Publishing	2.1
Restaurants	11.1
Specialized Consumer Services	1.5
Specialty Stores	3.0
Other Consumer Discretionary	3.9

Ten Largest Holdings[6] (% of total net assets)

McDonald’s Corp.	5.6%
Home Depot, Inc.	4.2
The Walt Disney Co.	4.2
Comcast Corp.	3.8
Target Corp.	3.0
Time Warner Inc.	3.0
Lowe’s Cos., Inc.	2.9
Amazon.com, Inc.	2.5
News Corp.	2.2
Ford Motor Co.	1.9
Top Ten	33.3%

1 MSCI US IMI/Consumer Discretionary.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectuses dated December 29, 2008, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date.
For the fiscal year ended August 31, 2009, the expense ratios were 0.28% for the Admiral Shares and 0.25% for the ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 The holdings listed exclude any temporary cash investments and equity index products.

Consumer Discretionary Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2009

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2009		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Consumer Discretionary Index Fund
ETF Shares Net Asset Value[2]	–12.32%	–1.47%	–2.43%	$8,713
Consumer Discretionary Index Fund
ETF Shares Market Price	–12.29	–1.46	–2.43	8,714
MSCI US IMI/2500	–18.26	1.36	0.52	10,295
MSCI US IMI/Consumer Discretionary	–12.30	–1.36	–2.31	8,776

			Final Value
		Since	of a $100,000
	One Year	Inception[1]	Investment
Consumer Discretionary Index Fund Admiral Shares[3]	–12.34%	–5.50%	$79,164
MSCI US IMI/2500	–18.26	–1.81	92,740
MSCI US IMI/Consumer Discretionary	–12.30	–5.37	79,616

1 Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; July 14, 2005, for Admiral Shares.
2 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
Note: See Financial Highlights tables for dividend and capital gains information.

Consumer Discretionary Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2009

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2009

			Cumulative
			Since
	One Year	Five Years	Inception
Consumer Discretionary Index Fund ETF Shares Market Price	–12.29%	–7.10%	–12.86%
Consumer Discretionary Index Fund ETF Shares Net Asset Value	–12.32	–7.12	–12.87
MSCI US IMI/Consumer Discretionary	–12.30	–6.61	–12.24

Average Annual Total Returns: Periods Ended June 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		–17.73%	–5.02%	–4.91%
Net Asset Value		–17.81	–5.01	–4.92
Admiral Shares[1]	7/14/2005	–17.81	—	–8.90

1 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
Note: See Financial Highlights tables for dividend and capital gains information.

Consumer Discretionary Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Auto Components (3.1%)
	Johnson Controls, Inc.	76,498	1,895
*	The Goodyear Tire
	& Rubber Co.	29,505	486
	BorgWarner, Inc.	14,991	445
	Autoliv, Inc.	10,945	351
	Gentex Corp.	17,816	260
*	TRW Automotive
	Holdings Corp.	8,918	157
	WABCO Holdings Inc.	8,224	157
	Cooper Tire & Rubber Co.	7,244	103
*	Tenneco Automotive, Inc.	6,027	95
*	Exide Technologies	9,698	69
*	Dana Holding Corp.	12,924	68
	ArvinMeritor, Inc.	9,006	66
*	Fuel Systems Solutions, Inc.	1,654	55
*	Drew Industries, Inc.	2,575	53
	Superior Industries
	International, Inc.	2,946	42
	American Axle &
	Manufacturing Holdings, Inc.	5,921	37
	Modine Manufacturing Co.	3,956	33
*	Dorman Products, Inc.	1,582	22
	Spartan Motors, Inc.	3,983	22
*	Raser Technologies, Inc.	4,878	10
			4,426
Automobiles (2.5%)
*	Ford Motor Co.	359,455	2,732
	Harley-Davidson, Inc.	30,161	723
	Thor Industries, Inc.	4,620	120
	Winnebago Industries, Inc.	3,632	44
			3,619
Distributors (0.8%)
	Genuine Parts Co.	20,501	759
*	LKQ Corp.	16,242	282
*	Core-Mark Holding Co., Inc.	1,213	35
			1,076
Diversified Consumer Services (3.8%)
*	Apollo Group, Inc. Class A	17,534	1,137
	H & R Block, Inc.	43,666	755
*	ITT Educational Services, Inc.	4,930	518
	DeVry, Inc.	8,292	424
	Strayer Education, Inc.	1,803	381
*	Career Education Corp.	11,585	275
	Service Corp. International	32,280	228
*	Corinthian Colleges, Inc.	10,633	204
*	Brink’s Home Security
	Holdings, Inc.	5,884	184
	Hillenbrand Inc.	7,970	160
	Matthews International Corp.	3,953	138
	Sotheby’s	8,649	137
*	Coinstar, Inc.	3,884	128
	Weight Watchers
	International, Inc.	4,449	122
	Regis Corp.	7,111	115
*	Capella Education Co.	1,807	114

			Market
			Value•
		Shares	($000)
*	American Public
	Education, Inc.	2,198	76
*	Steiner Leisure Ltd.	1,779	59
	Stewart Enterprises, Inc.
	Class A	10,785	57
*	Universal Technical
	Institute Inc.	2,579	52
*	K12 Inc.	2,219	46
*	Pre-Paid Legal Services, Inc.	964	44
*	Lincoln Educational Services	1,359	30
	Jackson Hewitt Tax
	Service Inc.	3,660	20
*	Grand Canyon Education Inc.	1,123	19
			5,423
Hotels, Restaurants & Leisure (16.9%)
	McDonald’s Corp.	141,919	7,981
	Yum! Brands, Inc.	59,378	2,034
*	Starbucks Corp.	94,666	1,798
	Carnival Corp.	56,358	1,648
	Marriott International, Inc.
	Class A	38,778	927
	International
	Game Technology	38,116	797
	Starwood Hotels &
	Resorts Worldwide, Inc.	24,011	715
	Tim Hortons, Inc.	23,281	658
*	Las Vegas Sands Corp.	42,395	605
	Darden Restaurants Inc.	16,773	552
*	Wynn Resorts Ltd.	9,499	514
	Wyndham Worldwide Corp.	22,908	347
	Royal Caribbean Cruises, Ltd.	17,803	340
*	MGM Mirage, Inc.	34,039	288
*	Bally Technologies Inc.	6,659	269
*	WMS Industries, Inc.	6,288	266
	Wendy’s/Arby’s Group, Inc.	51,413	259
*	Penn National Gaming, Inc.	8,581	251
	Burger King Holdings Inc.	12,122	217
*	Panera Bread Co.	3,823	200
	Brinker International, Inc.	13,119	191
*	Chipotle Mexican Grill, Inc.
	Class B	2,219	165
*	Chipotle Mexican Grill, Inc.	1,863	156
*	Jack in the Box Inc.	7,289	149
*	Life Time Fitness, Inc.	4,663	145
*	Scientific Games Corp.	8,939	138
*	The Cheesecake Factory Inc.	7,357	135
	Choice Hotels
	International, Inc.	4,280	126
*	Vail Resorts Inc.	3,327	110
*	Gaylord Entertainment Co.	5,251	107
	Bob Evans Farms, Inc.	3,967	107
	International Speedway Corp.	3,550	99
	Orient-Express Hotel Ltd.	9,884	98
*	P.F. Chang’s China Bistro, Inc.	2,897	92
*	Buffalo Wild Wings Inc.	2,182	90
*	Sonic Corp.	7,332	84
	Cracker Barrel Old
	Country Store Inc.	2,862	81

			Market
			Value•
		Shares	($000)
*	CEC Entertainment Inc.	2,911	78
*	Boyd Gaming Corp.	7,268	75
*	Pinnacle Entertainment, Inc.	7,692	72
*	Texas Roadhouse, Inc.	6,644	68
*	Papa John’s International, Inc.	2,861	67
	CKE Restaurants Inc.	6,025	58
*	Ruby Tuesday, Inc.	7,750	57
	Ameristar Casinos, Inc.	3,289	55
*	Shuffle Master, Inc.	6,979	53
*	Interval Leisure Group, Inc.	5,007	52
	Churchill Downs, Inc.	1,214	46
*	Peet’s Coffee & Tea Inc.	1,715	45
*	Domino’s Pizza, Inc.	5,572	45
	DineEquity, Inc.	2,016	42
*	BJ’s Restaurants Inc.	2,400	41
*	California Pizza Kitchen, Inc.	2,899	41
*	Red Robin Gourmet
	Burgers, Inc.	1,938	37
*	Steak n Shake Co.	3,301	35
	The Marcus Corp.	2,720	34
	Ambassadors Group, Inc.	2,126	34
*	Denny’s Corp.	12,236	31
	Speedway Motorsports, Inc.	1,931	30
*	AFC Enterprises, Inc.	3,196	27
*	Isle of Capri Casinos, Inc.	2,199	22
*	Krispy Kreme Doughnuts, Inc.	7,246	22
	O’Charley’s Inc.	2,787	21
*	Morgans Hotel Group	3,407	17
*	Landry’s Restaurants, Inc.	1,504	15
*	Monarch Casino & Resort, Inc.	1,228	12
	Dover Downs Gaming
	& Entertainment, Inc.	1,946	12
*	Town Sports International
	Holdings, Inc.	2,141	6
			23,989
Household Durables (5.9%)
	Fortune Brands, Inc.	19,331	770
	Whirlpool Corp.	9,498	610
	Pulte Homes, Inc.	44,086	563
	Garmin Ltd.	15,441	508
	Newell Rubbermaid, Inc.	35,645	496
	D. R. Horton, Inc.	36,681	492
*	NVR, Inc.	595	402
*	Toll Brothers, Inc.	17,593	400
*	Mohawk Industries, Inc.	7,486	375
	The Stanley Works	9,131	374
	Leggett & Platt, Inc.	19,136	349
	Black & Decker Corp.	7,731	341
	Tupperware Brands Corp.	8,055	298
	Snap-On Inc.	7,394	276
*	Jarden Corp.	11,295	275
	Harman International
	Industries, Inc.	8,470	254
	Lennar Corp. Class A	16,597	251
	KB Home	10,291	187
	MDC Holdings, Inc.	4,793	180
	Tempur-Pedic
	International Inc.	8,671	128
	Ryland Group, Inc.	5,502	126
*	Meritage Corp.	3,830	86
*	Helen of Troy Ltd.	3,701	80
	American Greetings Corp.
	Class A	4,621	64
	La-Z-Boy Inc.	6,715	57
	Ethan Allen Interiors, Inc.	3,476	54
	National Presto
	Industries, Inc.	616	52

	Consumer Discretionary Index Fund		Market
			Value•
		Shares	($000)
*	Standard Pacific Corp.	13,419	49
	Blyth, Inc.	816	37
*	Hovnanian Enterprises Inc.
	Class A	6,735	36
*	M/I Homes, Inc.	2,238	35
*	Universal Electronics, Inc.	1,784	34
*	Furniture Brands
	International Inc.	5,114	29
*	iRobot Corp.	2,398	27
	CSS Industries, Inc.	991	21
*	Beazer Homes USA, Inc.	4,723	20
*	Sealy Corp.	5,762	15
*	Brookfield Homes Corp.	1,349	10
			8,361
Internet & Catalog Retail (4.5%)
*	Amazon.com, Inc.	44,216	3,590
*	Priceline.com, Inc.	5,091	784
*	Liberty Media
	Corp.-Interactive Series A	72,904	698
*	Expedia, Inc.	25,338	584
*	Netflix.com, Inc.	6,309	275
*	Blue Nile Inc.	1,855	103
*	HSN, Inc.	5,410	56
	PetMed Express, Inc.	3,049	55
	NutriSystem, Inc.	3,586	51
*	Ticketmaster
	Entertainment Inc.	5,035	49
*	Shutterfly, Inc.	2,422	35
*	Orbitz Worldwide, Inc.	4,649	29
*	Overstock.com, Inc.	1,991	25
*	Stamps.com Inc.	1,935	17
*	Gaiam, Inc.	2,069	12
*	1-800-FLOWERS.COM, Inc.	3,485	11
			6,374
Leisure Equipment & Products (1.5%)
	Mattel, Inc.	46,184	831
	Hasbro, Inc.	16,190	460
	Eastman Kodak Co.	34,476	183
	Polaris Industries, Inc.	3,984	150
	Pool Corp.	6,222	148
	Brunswick Corp.	11,256	105
	Callaway Golf Co.	8,322	59
*	JAKKS Pacific, Inc.	3,576	48
*	RC2 Corp.	2,677	42
	Sturm, Ruger & Co., Inc.	2,473	34
*	Smith & Wesson Holding Corp.	6,164	33
*	Leapfrog Enterprises, Inc.	4,457	18
	Marine Products Corp.	1,586	8
			2,119
Media (26.1%)
	The Walt Disney Co.	226,906	5,909
	Time Warner Inc.	153,963	4,297
	Comcast Corp. Class A	221,382	3,392
	News Corp., Class A	260,859	2,796
	Comcast Corp. Special
	Class A	134,992	1,970
*	Liberty Media Corp.	63,627	1,775
*	Viacom Inc. Class B	70,672	1,770
*	Time Warner Cable Inc.	45,355	1,674
*	DIRECTV Group, Inc.	64,832	1,605
	Omnicom Group Inc.	40,012	1,453
	The McGraw-Hill Cos., Inc.	40,489	1,361
	CBS Corp.	75,940	786
	Cablevision Systems
	NY Group Class A	31,777	710
*	Discovery
	Communications Inc.
	Class A	17,247	447
*	DISH Network Corp.	26,837	438

			Market
			Value•
		Shares	($000)
*	Discovery
	Communications Inc.
	Class C	18,097	423
	Virgin Media Inc.	35,904	410
*	Interpublic Group
	of Cos., Inc.	61,540	387
*	Liberty Global, Inc. Class A	17,507	383
	Scripps Networks Interactive	11,520	374
	News Corp., Class B	29,376	371
*	Liberty Global, Inc. Series C	15,916	345
	Washington Post Co. Class B	785	341
*	Sirius XM Radio Inc.	496,191	334
*	Marvel Entertainment, Inc.	6,606	320
*	DreamWorks
	Animation SKG, Inc.	8,714	294
	Gannett Co., Inc.	29,901	258
*	Liberty Media
	Corp.-Capital Series A	11,561	221
*	Lamar Advertising Co.
	Class A	9,334	214
	John Wiley & Sons Class A	5,703	183
	Regal Entertainment Group
	Class A	10,829	137
	New York Times Co. Class A	17,431	133
	Meredith Corp.	4,593	127
	Interactive Data Corp.	4,805	111
*	Morningstar, Inc.	2,452	109
	Scholastic Corp.	4,021	98
*	Lions Gate
	Entertainment Corp.	14,889	98
*	Valassis
	Communications, Inc.	6,181	97
	National CineMedia Inc.	5,409	81
*	CTC Media, Inc.	5,881	78
	Harte-Hanks, Inc.	5,264	69
*	Live Nation, Inc.	9,266	65
	Arbitron Inc.	3,392	62
*	RCN Corp.	4,746	44
*	Ascent Media Corp.	1,704	44
	Cinemark Holdings Inc.	4,167	42
	World Wrestling
	Entertainment, Inc.	2,875	41
	Belo Corp. Class A	11,490	38
*	Clear Channel Outdoor
	Holdings, Inc. Class A	5,264	36
*	CKX, Inc.	5,643	36
*	Dolan Media Co.	3,025	32
*	Knology, Inc.	3,843	28
*	Warner Music Group Corp.	5,948	27
	E.W. Scripps Co. Class A	3,872	27
*	Mediacom
	Communications Corp.	5,188	26
*	Martha Stewart Living
	Omnimedia, Inc.	3,264	23
*	Fisher Communications, Inc.	927	19
	Journal Communications, Inc.	4,986	18
	Sinclair Broadcast Group, Inc.	6,329	18
*	Lin TV Corp.	3,579	13
*	Outdoor Channel Holdings Inc.	1,779	12
*	Crown Media Holdings, Inc.	1,826	3
			37,033
Multiline Retail (7.5%)
	Target Corp.	91,899	4,319
*	Kohl’s Corp.	37,267	1,923
	Macy’s Inc.	54,039	839
	J.C. Penney Co., Inc.
	(Holding Co.)	27,189	817
	Nordstrom, Inc.	20,860	585
*	Dollar Tree, Inc.	11,564	577
	Family Dollar Stores, Inc.	17,138	519
*,^	Sears Holdings Corp.	7,177	455

			Market
			Value•
		Shares	($000)
*	Big Lots Inc.	10,622	270
*	Saks Inc.	17,130	104
*	99 Cents Only Stores	6,256	85
	Dillard’s Inc.	7,180	82
	Fred’s, Inc.	4,885	64
*	Retail Ventures, Inc.	3,619	18
			10,657
Specialty Retail (21.8%)
	Home Depot, Inc.	218,271	5,957
	Lowe’s Cos., Inc.	189,614	4,077
	Staples, Inc.	92,020	1,989
	TJX Cos., Inc.	53,163	1,911
	Best Buy Co., Inc.	45,518	1,651
	The Gap, Inc.	62,647	1,231
*	Bed Bath & Beyond, Inc.	33,557	1,224
	Sherwin-Williams Co.	12,826	772
	Ross Stores, Inc.	16,305	760
*	O’Reilly Automotive, Inc.	17,451	668
*	AutoZone Inc.	4,221	621
	Tiffany & Co.	15,942	580
	Limited Brands, Inc.	35,156	524
	Advance Auto Parts, Inc.	12,252	518
*	CarMax, Inc.	28,387	491
*	GameStop Corp. Class A	20,118	479
*	Urban Outfitters, Inc.	16,213	461
	Abercrombie & Fitch Co.	11,300	365
	PetSmart, Inc.	16,345	342
*	Aeropostale, Inc.	8,674	340
	American Eagle
	Outfitters, Inc.	23,912	323
*	Chico’s FAS, Inc.	22,881	291
*	AutoNation, Inc.	14,761	280
*	Dick’s Sporting Goods, Inc.	11,215	251
	Guess ?, Inc.	7,102	249
	RadioShack Corp.	16,063	243
	Williams-Sonoma, Inc.	11,526	220
*	J. Crew Group, Inc.	6,424	219
	Foot Locker, Inc.	19,950	213
*	Tractor Supply Co.	4,178	197
*	Office Depot, Inc.	35,235	184
*	Rent-A-Center, Inc.	8,573	169
*	The Gymboree Corp.	3,721	167
	Men’s Wearhouse, Inc.	6,366	165
	Aaron Rents, Inc.	5,900	154
*	Collective Brands, Inc.	8,175	129
	OfficeMax, Inc.	9,774	111
*	AnnTaylor Stores Corp.	7,533	106
	Barnes & Noble, Inc.	5,113	106
*	Jos. A. Bank Clothiers, Inc.	2,332	103
*	The Dress Barn, Inc.	6,212	101
*	The Children’s Place
	Retail Stores, Inc.	3,205	97
	The Buckle, Inc.	3,547	94
	Penske Automotive
	Group Inc.	5,296	94
*	Jo-Ann Stores, Inc.	3,403	93
	Group 1 Automotive, Inc.	3,089	87
*	Cabela’s Inc.	5,168	83
*	Charming Shoppes, Inc.	14,846	78
*	Sally Beauty Co. Inc.	10,552	75
	Stage Stores, Inc.	4,924	66
*	Hibbett Sports Inc.	3,651	64
	The Pep Boys (Manny,
	Moe & Jack)	7,006	63
	Cato Corp. Class A	3,562	61
	Monro Muffler Brake, Inc.	2,357	61
*	Coldwater Creek Inc.	7,938	59
*	Genesco, Inc.	2,485	54
	Finish Line, Inc.	6,435	53
*	Asbury Automotive Group, Inc.	4,053	51
	Sonic Automotive, Inc.	3,709	48

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
*	Charlotte Russe Holding Inc.	2,706	47
*	hhgregg, Inc.	2,421	42
	Brown Shoe Co., Inc.	5,500	41
*	Citi Trends Inc.	1,839	41
*	Stein Mart, Inc.	3,292	41
	Big 5 Sporting Goods Corp.	2,656	41
*	The Wet Seal, Inc. Class A	11,486	40
*	Hot Topic, Inc.	5,625	39
*	Ulta Salon, Cosmetics &
	Fragrance, Inc.	3,329	38
*	Lumber Liquidators, Inc.	1,718	38
*	Pacific Sunwear of
	California, Inc.	8,494	38
*	Zumiez Inc.	2,712	34
	Christopher & Banks Corp.	4,568	31
*	Pier 1 Imports Inc.	11,237	28
*	DSW Inc. Class A	1,799	27
*	Zale Corp.	4,163	27
*	America’s Car-Mart, Inc.	1,288	26
	Haverty Furniture Cos., Inc.	2,211	26
	bebe stores, inc.	3,365	26
*	Borders Group, Inc.	7,783	25
*	Tween Brands, Inc.	3,197	24
	Talbots Inc.	3,288	20
*	New York & Co., Inc.	3,331	15
*	Conn’s, Inc.	1,308	15
*	Blockbuster Inc. Class A	13,171	13
*	Systemax Inc.	930	12
*	Build-A-Bear-Workshop, Inc.	1,865	9
*	Blockbuster Inc. Class B	9,460	5
			31,032
Textiles, Apparel & Luxury Goods (5.5%)
	NIKE, Inc. Class B	47,498	2,631
	Coach, Inc.	40,853	1,156
	VF Corp.	11,384	792
	Polo Ralph Lauren Corp.	7,217	479
*	Hanesbrands Inc.	12,183	257
	Phillips-Van Heusen Corp.	6,613	250
*	The Warnaco Group, Inc.	5,890	224
*	Carter’s, Inc.	7,251	182
	Jones Apparel Group, Inc.	10,958	171
	Wolverine World Wide, Inc.	6,278	156
*	Iconix Brand Group Inc.	8,924	153
*	Fossil, Inc.	5,991	152
*	Deckers Outdoor Corp.	1,677	114
*	Under Armour, Inc.	4,247	101
*	Lululemon Athletica, Inc.	4,976	100
*	Skechers U.S.A., Inc.	4,261	76
	UniFirst Corp.	1,847	74
*	Timberland Co.	5,537	72
*	True Religion Apparel, Inc.	3,097	70
*	Crocs, Inc.	10,819	69

			Market
			Value•
		Shares	($000)
	Columbia Sportswear Co.	1,740	68
*	Steven Madden, Ltd.	2,065	66
	Liz Claiborne, Inc.	12,156	52
*	Quiksilver, Inc.	16,345	46
*	Maidenform Brands, Inc.	2,466	40
	K-Swiss, Inc.	3,415	33
*	Volcom, Inc.	2,190	31
	Movado Group, Inc.	2,308	30
*	FGX International Holdings Ltd.	1,844	27
	Oxford Industries, Inc.	1,719	24
	Weyco Group, Inc.	960	22
*	American Apparel, Inc.	4,106	15
*	Unifi, Inc.	6,287	14
	Kenneth Cole Productions, Inc.	1,174	12
			7,759
Total Common Stocks
(Cost $176,505)			141,868
Convertible Preferred Stock (0.0%)
Household Durables (0.0%)
1	Sealy Corp., 8.000% (Cost $38)	350	24
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
2,3	Vanguard Market
	Liquidity Fund, 0.277%
	(Cost $285)	284,899	285
Total Investments (100.1%)
(Cost $176,828)			142,177
Other Assets and Liabilities (–0.1%)
Other Assets			519
Liabilities[3]			(660)
			(141)
Net Assets (100%)			142,036

At August 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	189,468
Undistributed Net Investment Income	758
Accumulated Net Realized Losses	(13,539)
Unrealized Appreciation (Depreciation)	(34,651)
Net Assets	142,036

Admiral Shares—Net Assets
Applicable to 59,543 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,276
Net Asset Value Per Share—
Admiral Shares	$21.43

ETF Shares—Net Assets
Applicable to 3,402,208 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	140,760
Net Asset Value Per Share—
ETF Shares	$41.37

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $209,000.
1 Non-income producing security—new issue that has not paid a dividend as of August 31, 2009.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $218,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Statement of Operations

Year Ended
August 31, 2009
($000)
Investment Income
Income
Dividends	1,959
Interest[1]	1
Security Lending	156
Total Income	2,116
Expenses
The Vanguard Group—Note B
Investment Advisory Services	16
Management and Administrative—
Admiral Shares	1
Management and Administrative—
ETF Shares	153
Marketing and Distribution—
Admiral Shares	—
Marketing and Distribution—
ETF Shares	39
Custodian Fees	17
Auditing Fees	24
Shareholders’ Reports and Proxies—
Admiral Shares	—
Shareholders’ Reports and Proxies—
ETF Shares	28
Total Expenses	278
Net Investment Income	1,838
Realized Net Gain (Loss) on
Investment Securities Sold	(63,452)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	1,356
Net Increase (Decrease) in Net Assets
Resulting from Operations	(60,258)

Statement of Changes in Net Assets

	Year Ended August 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,838	1,962
Realized Net Gain (Loss)	(63,452)	2,340
Change in Unrealized Appreciation (Depreciation)	1,356	(33,599)
Net Increase (Decrease) in Net Assets Resulting from Operations	(60,258)	(29,297)
Distributions
Net Investment Income
Admiral Shares	(11)	(4)
ETF Shares	(2,360)	(1,197)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(2,371)	(1,201)
Capital Share Transactions
Admiral Shares	597	(123)
ETF Shares	(53,138)	172,810
Net Increase (Decrease) from Capital Share Transactions	(52,541)	172,687
Total Increase (Decrease)	(115,170)	142,189
Net Assets
Beginning of Period	257,206	115,017
End of Period[2]	142,036	257,206

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $758,000 and $1,291,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Financial Highlights

Admiral Shares
					July 14,
					2005[1] to
			Year Ended August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$25.03	$31.02	$27.03	$27.75	$28.29
Investment Operations
Net Investment Income	.398	.285[2]	.217	.245[2]	.160[2]
Net Realized and Unrealized Gain (Loss)
on Investments	(3.603)	(6.075)	4.015	(.808)	(.700)
Total from Investment Operations	(3.205)	(5.790)	4.232	(.563)	(.540)
Distributions
Dividends from Net Investment Income	(.395)	(.200)	(.242)	(.157)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.395)	(.200)	(.242)	(.157)	—
Net Asset Value, End of Period	$21.43	$25.03	$31.02	$27.03	$27.75

Total Return[3]	–12.34%	–18.74%	15.64%	–2.03%	–1.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1.3	$0.7	$1.0	$0.6	$0.1
Ratio of Total Expenses to
Average Net Assets	0.28%	0.25%	0.27%	0.28%	0.28%[4]
Ratio of Net Investment Income to
Average Net Assets	1.58%	1.11%	0.84%	0.89%	0.67%[4]
Portfolio Turnover Rate[5]	5%	12%	8%	10%	13%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Financial Highlights

ETF Shares

				Year Ended August 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$48.38	$60.02	$52.28	$53.65	$46.99
Investment Operations
Net Investment Income	.764	.592[1]	.450	.494[1]	.350[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(6.988)	(11.772)	7.760	(1.556)	6.660
Total from Investment Operations	(6.224)	(11.180)	8.210	(1.062)	7.010
Distributions
Dividends from Net Investment Income	(.786)	(.460)	(.470)	(.308)	(.350)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.786)	(.460)	(.470)	(.308)	(.350)
Net Asset Value, End of Period	$41.37	$48.38	$60.02	$52.28	$53.65

Total Return	–12.32%	–18.70%	15.69%	–1.99%	14.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$141	$257	$114	$47	$32
Ratio of Total Expenses to
Average Net Assets	0.25%	0.20%	0.22%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	1.61%	1.16%	0.89%	0.92%	0.69%
Portfolio Turnover Rate[2]	5%	12%	8%	10%	13%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Notes to Financial Statements

Vanguard Consumer Discretionary Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2009, the fund had contributed capital of $26,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

Consumer Discretionary Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2009, the fund realized $56,236,000 of net capital losses resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such losses are not taxable losses to the fund, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2009, the fund had $862,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $6,383,000 to offset future net capital gains of $36,000 through August 31, 2013, $86,000 through August 31, 2014, $178,000 through August 31, 2015, $1,526,000 through August 31, 2016, and $4,557,000 through August 31, 2017. In addition, the fund realized losses of $7,145,000 during the period from November 1, 2008, through August 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At August 31, 2009, the cost of investment securities for tax purposes was $176,839,000. Net unrealized depreciation of investment securities for tax purposes was $34,662,000, consisting of unrealized gains of $2,058,000 on securities that had risen in value since their purchase and $36,720,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2009, the fund purchased $106,930,000 of investment securities and sold $160,051,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	659	34	414	16
Issued in Lieu of Cash Distributions	10	1	4	—
Redeemed[1]	(72)	(4)	(541)	(19)
Net Increase (Decrease)—Admiral Shares	597	31	(123)	(3)
ETF Shares
Issued	100,999	2,600	252,012	5,002
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(154,137)	(4,500)	(79,202)	(1,600)
Net Increase (Decrease)—ETF Shares	(53,138)	(1,900)	172,810	3,402
1 Net of redemption fees for fiscal 2009 and 2008 of $0 and $7,000, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2009, management considered the impact of subsequent events occurring through October 15, 2009, for potential recognition or disclosure in these financial statements.

Consumer Staples Index Fund

Fund Profile

As of August 31, 2009

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	112	112	2,501
Median Market Cap	$41.8B	$88.2B	$27.3B
Price/Earnings Ratio	16.8x	16.4x	25.6x
Price/Book Ratio	3.0x	3.1x	2.1x
Yield[3]		3.0%	1.9%
Admiral Shares	2.6%
ETF Shares	2.7%
Return on Equity	23.4%	24.2%	19.3%
Earnings Growth Rate	8.4%	8.4%	9.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	17%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0.0%	—	—

Industry Diversification (% of equity exposure)

Agricultural Products	2.8%
Drug Retail	8.0
Food Distributors	1.9
Food Retail	3.7
Household Products	20.5
Hypermarkets & Supercenters	11.8
Packaged Foods & Meats	16.1
Personal Products	3.5
Soft Drinks	17.2
Tobacco	12.8
Other Consumer Staples	1.7

Volatility Measures[5]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	0.99	0.78
Beta	1.01	0.60

Ten Largest Holdings[6] (% of total net assets)

The Procter & Gamble Co.	12.9%
Wal-Mart Stores, Inc.	9.5
The Coca-Cola Co.	7.9
Philip Morris International Inc.	7.0
PepsiCo, Inc.	6.7
CVS Caremark Corp.	4.9
Kraft Foods Inc.	3.8
Altria Group, Inc.	3.4
Colgate-Palmolive Co.	3.3
Walgreen Co.	3.0
Top Ten	62.4%

1 MSCI US IMI/Consumer Staples.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectuses dated December 29, 2008, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date.
For the fiscal year ended August 31, 2009, the expense ratios were 0.28% for the Admiral Shares and 0.25% for the ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 The holdings listed exclude any temporary cash investments and equity index products.

Consumer Staples Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2009

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2009		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Consumer Staples Index Fund
ETF Shares Net Asset Value[2]	–8.22%	5.25%	5.20%	$13,278
Consumer Staples Index Fund
ETF Shares Market Price	–8.17	5.27	5.21	13,284
MSCI US IMI/2500	–18.26	1.36	0.52	10,295
MSCI US IMI/Consumer Staples	–9.22	5.18	5.09	13,199

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Consumer Staples Index Fund Admiral Shares[3]	–8.26%	5.21%	5.26%	$133,134
MSCI US IMI/2500	–18.26	1.36	0.92	105,229
MSCI US IMI/Consumer Staples	–9.22	5.18	5.18	132,559

1 Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; January 30, 2004, for Admiral Shares.
2 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
Note: See Financial Highlights tables for dividend and capital gains information.

Consumer Staples Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2009

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2009
			Cumulative
			Since
	One Year	Five Years	Inception
Consumer Staples Index Fund ETF Shares Market Price	–8.17%	29.30%	32.84%
Consumer Staples Index Fund ETF Shares Net Asset Value	–8.22	29.13	32.78
MSCI US IMI/Consumer Staples	–9.22	28.74	31.99

Average Annual Total Returns: Periods Ended June 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		–9.63%	2.95%	3.94%
Net Asset Value		–9.63	2.97	3.95
Admiral Shares[1]	1/30/2004	–9.67	2.94	4.01

1 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
Note: See Financial Highlights tables for dividend and capital gains information.

Consumer Staples Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Beverages (18.9%)
	The Coca-Cola Co.	943,185	45,999
	PepsiCo, Inc.	686,504	38,904
	Molson Coors Brewing Co.
	Class B	87,917	4,166
*	Dr. Pepper Snapple
	Group, Inc.	148,738	3,933
	Coca-Cola Enterprises, Inc.	172,559	3,487
	The Pepsi Bottling
	Group, Inc.	87,904	3,141
	Brown-Forman Corp.
	Class B	50,615	2,263
*	Constellation Brands, Inc.
	Class A	127,500	1,886
*	Hansen Natural Corp.	51,845	1,693
	PepsiAmericas, Inc.	47,294	1,323
*	Central European
	Distribution Corp.	30,094	969
*	Heckmann Corp.	141,997	591
	Coca-Cola Bottling Co.	9,763	528
*	Boston Beer Co., Inc.
	Class A	13,275	528
*	National Beverage Corp.	39,536	401
			109,812
Food & Staples Retailing (25.4%)
	Wal-Mart Stores, Inc.	1,080,890	54,985
	CVS Caremark Corp.	754,258	28,300
	Walgreen Co.	521,407	17,665
	Costco Wholesale Corp.	231,426	11,798
	Sysco Corp.	322,356	8,217
	The Kroger Co.	333,801	7,207
	Safeway, Inc.	236,834	4,512
*	Whole Foods Market, Inc.	84,673	2,462
	SUPERVALU Inc.	129,895	1,864
*	BJ’s Wholesale Club, Inc.	40,454	1,319
	Casey’s General Stores, Inc.	40,895	1,135
	Ruddick Corp.	38,665	1,027
*	United Natural Foods, Inc.	35,856	969
	The Andersons, Inc.	25,262	831
*	Rite Aid Corp.	506,456	780
*	Winn-Dixie Stores, Inc.	54,038	744
	Ingles Markets, Inc.	35,901	592
	PriceSmart, Inc.	30,366	539
	Weis Markets, Inc.	16,505	515
	Nash-Finch Co.	18,729	508
	Village Super Market Inc.
	Class A	15,597	447
*	The Great Atlantic &
	Pacific Tea Co., Inc.	57,622	387
*	The Pantry, Inc.	24,624	373

			Market
			Value•
		Shares	($000)
	Spartan Stores, Inc.	20,826	276
	Arden Group Inc. Class A	2,266	267
*	Susser Holdings Corp.	16,444	176
			147,895
Food Products (18.9%)
	Kraft Foods Inc.	773,825	21,938
	General Mills, Inc.	176,269	10,529
	Archer-Daniels-Midland Co.	308,688	8,899
	Kellogg Co.	143,712	6,767
	H.J. Heinz Co.	167,816	6,461
	ConAgra Foods, Inc.	250,781	5,149
	Bunge Ltd.	73,885	4,951
	Campbell Soup Co.	126,079	3,954
	Sara Lee Corp.	379,563	3,678
	The Hershey Co.	93,708	3,676
	J.M. Smucker Co.	70,008	3,659
	McCormick & Co., Inc.	75,084	2,445
*	Ralcorp Holdings, Inc.	36,977	2,320
	Tyson Foods, Inc.	178,432	2,139
*	Dean Foods Co.	104,943	1,904
	Hormel Foods Corp.	49,394	1,825
	Corn Products
	International, Inc.	53,475	1,586
	Del Monte Foods Co.	147,457	1,547
	Flowers Foods, Inc.	61,617	1,465
*	Green Mountain Coffee
	Roasters, Inc.	22,155	1,333
*	TreeHouse Foods Inc.	29,795	1,104
	Lancaster Colony Corp.	20,730	1,042
*	Smithfield Foods, Inc.	76,668	941
*	Chiquita Brands
	International, Inc.	57,065	879
*	American Italian Pasta Co.	26,292	796
*	Hain Celestial Group, Inc.	48,351	774
	Lance, Inc.	31,208	757
	J & J Snack Foods Corp.	17,301	756
	Sanderson Farms, Inc.	17,581	731
	Diamond Foods, Inc.	25,858	723
	Cal-Maine Foods, Inc.	24,146	689
*	American Dairy, Inc.	21,926	673
*	Darling International, Inc.	92,855	651
	B&G Foods Inc.	70,459	643
	Tootsie Roll Industries, Inc.	24,412	577
	Calavo Growers, Inc.	28,190	496
*	Smart Balance Inc.	76,058	486
	Alico, Inc.	14,372	426
	Farmer Brothers, Inc.	20,635	426
			109,795
Household Products (20.5%)
	The Procter & Gamble Co.	1,390,002	75,213
	Colgate-Palmolive Co.	266,531	19,377

			Market
			Value•
		Shares	($000)
	Kimberly-Clark Corp.	220,866	13,354
	The Clorox Co.	77,408	4,574
*	Energizer Holdings, Inc.	40,935	2,678
	Church & Dwight, Inc.	42,202	2,411
*	Central Garden & Pet Co.
	Class A	55,929	615
	WD-40 Co.	22,403	604
*	Central Garden & Pet Co.	20,922	254
			119,080
Personal Products (3.5%)
	Avon Products, Inc.	231,925	7,391
	The Estee Lauder Cos. Inc.
	Class A	68,486	2,455
	Alberto-Culver Co.	64,464	1,701
*	NBTY, Inc.	43,296	1,605
	Herbalife Ltd.	41,886	1,268
	Mead Johnson Nutrition Co.	26,367	1,046
*	Chattem, Inc.	15,514	950
	Nu Skin Enterprises, Inc.	44,594	769
*	Bare Escentuals, Inc.	74,196	689
	Inter Parfums, Inc.	54,692	528
*	Prestige Brands
	Holdings Inc.	69,483	515
*	USANA Health
	Sciences, Inc.	12,808	404
*	American Oriental
	Bioengineering, Inc.	73,164	372
*	Elizabeth Arden, Inc.	30,676	316
*	Revlon, Inc.	40,335	183
			20,192
Tobacco (12.8%)
	Philip Morris
	International Inc.	892,640	40,802
	Altria Group, Inc.	1,086,361	19,859
	Lorillard, Inc.	91,640	6,669
	Reynolds American Inc.	100,088	4,575
	Universal Corp. (VA)	23,758	876
	Vector Group Ltd.	47,275	746
*	Alliance One
	International, Inc.	125,368	480
*	Star Scientific, Inc.	182,105	182
			74,189
Total Investments (100.0%)
(Cost $629,635)			580,963
Other Assets and Liabilities (0.0%)
Other Assets			954
Liabilities			(867)
			87
Net Assets (100%)			581,050

Consumer Staples Index Fund

At August 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	636,664
Undistributed Net Investment Income	9,418
Accumulated Net Realized Losses	(16,360)
Unrealized Appreciation (Depreciation)	(48,672)
Net Assets	581,050

Admiral Shares—Net Assets
Applicable to 933,858 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	28,596
Net Asset Value Per Share—
Admiral Shares	$30.62

ETF Shares—Net Assets
Applicable to 8,900,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	552,454
Net Asset Value Per Share—
ETF Shares	$62.07

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Statement of Operations

Year Ended
August 31, 2009
($000)
Investment Income
Income
Dividends	16,686
Interest[1]	9
Security Lending	146
Total Income	16,841
Expenses
The Vanguard Group—Note B
Investment Advisory Services	81
Management and Administrative—
Admiral Shares	53
Management and Administrative—
ETF Shares	889
Marketing and Distribution—
Admiral Shares	5
Marketing and Distribution—
ETF Shares	164
Custodian Fees	18
Auditing Fees	24
Shareholders’ Reports and Proxies—
Admiral Shares	1
Shareholders’ Reports and Proxies—
ETF Shares	147
Trustees’ Fees and Expenses	1
Total Expenses	1,383
Net Investment Income	15,458
Realized Net Gain (Loss) on Investment
Securities Sold	2,903
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(59,656)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(41,295)

Statement of Changes in Net Assets

	Year Ended August 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,458	8,312
Realized Net Gain (Loss)	2,903	21,737
Change in Unrealized Appreciation (Depreciation)	(59,656)	(19,968)
Net Increase (Decrease) in Net Assets Resulting from Operations	(41,295)	10,081
Distributions
Net Investment Income
Admiral Shares	(425)	(184)
ETF Shares	(11,495)	(6,259)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(11,920)	(6,443)
Capital Share Transactions
Admiral Shares	11,397	9,079
ETF Shares	86,801	204,450
Net Increase (Decrease) from Capital Share Transactions	98,198	213,529
Total Increase (Decrease)	44,983	217,167
Net Assets
Beginning of Period	536,067	318,900
End of Period[2]	581,050	536,067

1 Interest income from an affiliated company of the fund was $9,000.
2 Net Assets—End of Period includes undistributed net investment income of $9,418,000 and $5,872,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Financial Highlights

Admiral Shares

				Year Ended August 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$34.06	$33.22	$30.56	$27.64	$25.82
Investment Operations
Net Investment Income	.777[1]	.634[1]	.662	.547[1]	.427[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(3.648)	.766	2.460	2.716	1.952
Total from Investment Operations	(2.871)	1.400	3.122	3.263	2.379
Distributions
Dividends from Net Investment Income	(.569)	(.560)	(.462)	(.343)	(.440)
Distributions from Realized Capital Gains	—	—	—	—	(.119)
Total Distributions	(.569)	(.560)	(.462)	(.343)	(.559)
Net Asset Value, End of Period	$30.62	$34.06	$33.22	$30.56	$27.64

Total Return[2]	–8.26%	4.15%	10.30%	11.92%	9.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$29	$18	$9	$6	$4
Ratio of Total Expenses to
Average Net Assets	0.28%	0.25%	0.26%	0.28%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.77%	1.88%	2.16%	1.90%	1.69%
Portfolio Turnover Rate[3]	17%	13%	12%	14%	7%

1 Calculated based on average shares outstanding.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

				Year Ended August 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$69.04	$67.35	$61.94	$56.03	$52.28
Investment Operations
Net Investment Income	1.616[1]	1.327[1]	1.370	1.090[1]	.950[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(7.413)	1.522	5.000	5.523	3.894
Total from Investment Operations	(5.797)	2.849	6.370	6.613	4.844
Distributions
Dividends from Net Investment Income	(1.173)	(1.159)	(.960)	(.703)	(.853)
Distributions from Realized Capital Gains	—	—	—	—	(.241)
Total Distributions	(1.173)	(1.159)	(.960)	(.703)	(1.094)
Net Asset Value, End of Period	$62.07	$69.04	$67.35	$61.94	$56.03

Total Return	–8.22%	4.18%	10.38%	11.91%	9.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$552	$518	$310	$211	$73
Ratio of Total Expenses to
Average Net Assets	0.25%	0.20%	0.22%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	2.80%	1.93%	2.20%	1.93%	1.71%
Portfolio Turnover Rate[2]	17%	13%	12%	14%	7%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Notes to Financial Statements

Vanguard Consumer Staples Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2009, the fund had contributed capital of $127,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

Consumer Staples Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2009, the fund realized $12,714,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2009, the fund had $9,733,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $5,981,000 to offset future net capital gains of $276,000 through August 31, 2014, $773,000 through August 31, 2015, $2,261,000 through August 31, 2016, and $2,671,000 through August 31, 2017. In addition, the fund realized losses of $10,379,000 during the period from November 1, 2008, through August 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At August 31, 2009, the cost of investment securities for tax purposes was $629,635,000. Net unrealized depreciation of investment securities for tax purposes was $48,672,000, consisting of unrealized gains of $13,452,000 on securities that had risen in value since their purchase and $62,124,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2009, the fund purchased $365,348,000 of investment securities and sold $263,392,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	17,568	619	12,663	371
Issued in Lieu of Cash Distributions	400	14	172	5
Redeemed[1]	(6,571)	(236)	(3,756)	(113)
Net Increase (Decrease)—Admiral Shares	11,397	397	9,079	263
ETF Shares
Issued	258,009	4,400	327,325	4,700
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(171,208)	(3,000)	(122,875)	(1,800)
Net Increase (Decrease)—ETF Shares	86,801	1,400	204,450	2,900
1 Net of redemption fees for fiscal 2009 and 2008 of $49,000 and $35,000, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2009, management considered the impact of subsequent events occurring through October 15, 2009, for potential recognition or disclosure in these financial statements.

Energy Index Fund

Fund Profile

As of August 31, 2009

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	158	158	2,501
Median Market Cap	$28.5B	$66.7B	$27.3B
Price/Earnings Ratio	16.2x	15.5x	25.6x
Price/Book Ratio	1.7x	1.9x	2.1x
Yield[3]		2.0%	1.9%
Admiral Shares	1.6%
ETF Shares	1.6%
Return on Equity	25.1%	26.3%	19.3%
Earnings Growth Rate	22.4%	19.6%	9.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	25%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0.0%	—	—

Industry Diversification (% of equity exposure)

Coal & Consumable Fuels	2.6%
Integrated Oil & Gas	47.0
Oil & Gas Drilling	6.1
Oil & Gas Equipment & Services	17.6
Oil & Gas Exploration & Production	21.3
Oil & Gas Refining & Marketing	2.1
Oil & Gas Storage & Transportation	3.3

Ten Largest Holdings[6] (% of total net assets)

ExxonMobil Corp.	19.8%
Chevron Corp.	12.5
Schlumberger Ltd.	6.5
ConocoPhillips Co.	6.3
Occidental Petroleum Corp.	4.8
Apache Corp.	2.3
Anadarko Petroleum Corp.	2.2
Devon Energy Corp.	2.1
Transocean Ltd.	2.0
Marathon Oil Corp.	1.7
Top Ten	60.2%

Volatility Measures[5]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	0.99	0.50
Beta	1.06	0.95

1 MSCI US IMI/Energy.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectuses dated December 29, 2008, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended August 31, 2009, the expense ratios were 0.28% for Admiral Shares and 0.25% for ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 The holdings listed exclude any temporary cash investments and equity index products.

Energy Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 23, 2004–August 31, 2009
Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended August 31, 2009		of a $10,000
	One Year	Since Inception[1]	Investment
Energy Index Fund ETF Shares Net Asset Value[2]	–30.49%	9.96%	$15,980
Energy Index Fund ETF Shares Market Price	–30.45	9.99	15,999
MSCI US IMI/2500	–18.26	1.20	10,605
MSCI US IMI/Energy	–29.18	9.91	15,941

			Final Value
			of a $100,000
	One Year	Since Inception[1]	Investment
Energy Index Fund Admiral Shares[3]	–30.51%	8.77%	$150,922
MSCI US IMI/2500	–18.26	0.77	103,819
MSCI US IMI/Energy	–29.18	8.68	150,335

1 Performance for the fund and its comparative standards is calculated since the following inception dates: September 23, 2004, for ETF Shares; October 7, 2004, for Admiral Shares.
2 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
Note: See Financial Highlights tables for dividend and capital gains information.

Energy Index Fund

Fiscal-Year Total Returns (%): September 23, 2004–August 31, 2009

Cumulative Returns: ETF Shares, September 23, 2004–August 31, 2009
		Cumulative
		Since
	One Year	Inception
Energy Index Fund ETF Shares Market Price	–30.45%	59.99%
Energy Index Fund ETF Shares Net Asset Value	–30.49	59.80
MSCI US IMI/Energy	–29.18	59.41

Average Annual Total Returns: Periods Ended June 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	9/23/2004
Market Price		–45.13%	8.79%
Net Asset Value		–45.13	8.80
Admiral Shares[1]	10/7/2004	–45.16	7.57

1 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
Note: See Financial Highlights tables for dividend and capital gains information.

Energy Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Energy Equipment & Services (23.7%)
	Oil & Gas Drilling (6.1%)
*	Transocean Ltd.	259,144	19,653
	Noble Corp.	215,310	7,542
	Diamond Offshore
	Drilling, Inc.	59,089	5,284
	ENSCO International, Inc.	118,000	4,354
*	Nabors Industries, Inc.	244,152	4,317
*	Pride International, Inc.	150,761	3,887
	Helmerich & Payne, Inc.	91,190	3,051
	Rowan Cos., Inc.	105,399	2,183
	Patterson-UTI Energy, Inc.	147,435	1,959
*	Unit Corp.	46,192	1,728
*	Atwood Oceanics, Inc.	60,555	1,725
*	Parker Drilling Co.	272,975	1,231
*	Hercules Offshore, Inc.	229,504	1,056
*	Pioneer Drilling Co.	132,004	752
*	Bronco Drilling Co., Inc.	111,510	413
*	Seahawk Drilling Inc.	10,050	224

	Oil & Gas Equipment & Services (17.6%)
	Schlumberger Ltd.	1,128,716	63,434
	Halliburton Co.	694,090	16,457
*	National Oilwell Varco Inc.	327,611	11,909
*	Weatherford
	International Ltd.	539,132	10,756
	Baker Hughes Inc.	246,043	8,476
*	Cameron International Corp. 177,038		6,322
*	FMC Technologies Inc.	103,875	4,955
	Smith International, Inc.	176,655	4,870
	BJ Services Co.	245,052	3,935
*	Oceaneering
	International, Inc.	49,565	2,586
*	Dresser Rand Group, Inc.	75,428	2,240
	Core Laboratories N.V.	20,725	1,921
	Tidewater Inc.	43,456	1,876
*	SEACOR Holdings Inc.	22,332	1,700
*	Oil States International, Inc.	53,892	1,588
*	Key Energy Services, Inc.	216,167	1,546
*	TETRA Technologies, Inc.	169,794	1,498
*	Superior Energy
	Services, Inc.	80,772	1,472
*	Global Industries Ltd.	149,677	1,422
*	Dril-Quip, Inc.	32,543	1,388
*	Complete Production
	Services, Inc.	143,244	1,289
*	Exterran Holdings, Inc.	71,300	1,285
*	NATCO Group Inc.	30,499	1,269
	CARBO Ceramics Inc.	28,517	1,228
*	Helix Energy Solutions
	Group, Inc.	97,773	1,144
*	Cal Dive International, Inc.	98,249	1,025
*	Bristow Group, Inc.	35,002	1,022
*	PHI Inc. Non-Voting Shares	48,231	1,006
*	Allis-Chalmers Energy Inc.	274,429	900
*	Dawson Geophysical Co.	33,759	837
*	Gulfmark Offshore, Inc.	27,050	807

			Market
			Value•
		Shares	($000)
	Lufkin Industries, Inc.	18,203	805
	Gulf Island Fabrication, Inc.	53,045	794
*,^	SulphCo, Inc.	477,711	759
	RPC Inc.	82,986	758
*	Willbros Group, Inc.	58,973	734
*	ION Geophysical Corp.	278,655	711
*	Hornbeck Offshore
	Services, Inc.	32,120	708
*	OYO Geospace Corp.	34,152	687
*	Superior Well Services, Inc.	73,402	663
*	Matrix Service Co.	58,956	650
*	Tesco Corp.	81,338	625
*	T-3 Energy Services, Inc.	35,043	616
*	Newpark Resources, Inc.	215,952	577
*	Basic Energy Services Inc.	68,823	467
			231,076
Oil, Gas & Consumable Fuels (76.3%)
	Coal & Consumable Fuels (2.6%)
	Peabody Energy Corp.	212,673	6,950
	CONSOL Energy, Inc.	152,622	5,710
*	Alpha Natural
	Resources, Inc.	122,468	3,957
	Arch Coal, Inc.	148,556	2,573
	Massey Energy Co.	86,042	2,330
*	Patriot Coal Corp.	150,261	1,331
*	International Coal
	Group, Inc.	308,506	938
*	James River Coal Co.	43,741	728
*	USEC Inc.	130,316	593

	Integrated Oil & Gas (47.2%)
	ExxonMobil Corp.	2,792,730	193,117
	Chevron Corp.	1,751,992	122,534
	ConocoPhillips Co.	1,358,104	61,156
	Occidental Petroleum Corp.	647,964	47,366
	Marathon Oil Corp.	542,520	16,748
	Hess Corp.	227,126	11,490
	Murphy Oil Corp.	146,638	8,358

	Oil & Gas Exploration & Production (21.2%)
	Apache Corp.	268,005	22,767
	Anadarko Petroleum Corp.	400,864	21,194
	Devon Energy Corp.	341,490	20,961
	XTO Energy, Inc.	425,218	16,413
	EOG Resources, Inc.	194,087	13,974
	Chesapeake Energy Corp.	448,505	10,244
*	Southwestern Energy Co.	271,889	10,022
	Noble Energy, Inc.	134,897	8,156
	Range Resources Corp.	127,840	6,184
*	Ultra Petroleum Corp.	120,437	5,592
*	Petrohawk Energy Corp.	254,884	5,488
*	Newfield Exploration Co.	110,099	4,260
*	Denbury Resources, Inc.	212,909	3,240
	Cimarex Energy Co.	82,210	3,210
	Cabot Oil & Gas Corp.	90,176	3,179
*	Plains Exploration
	& Production Co.	116,017	3,045

			Market
			Value•
		Shares	($000)
	Pioneer Natural
	Resources Co.	103,362	2,993
*	Whiting Petroleum Corp.	52,307	2,539
*	EXCO Resources, Inc.	158,949	2,330
	St. Mary Land &
	Exploration Co.	74,682	1,964
*	Encore Acquisition Co.	50,205	1,892
*	SandRidge Energy, Inc.	154,698	1,887
*	Continental Resources, Inc.	52,301	1,846
*	Concho Resources, Inc.	53,426	1,741
*	Comstock Resources, Inc.	46,212	1,633
*	Forest Oil Corp.	91,091	1,432
*	Brigham Exploration Co.	207,342	1,358
*	Mariner Energy Inc.	110,465	1,340
*	Bill Barrett Corp.	43,669	1,277
*	Quicksilver Resources, Inc.	116,836	1,264
*	Swift Energy Co.	61,077	1,244
*	Gulfport Energy Corp.	163,131	1,224
*	Stone Energy Corp.	95,662	1,221
	Penn Virginia Corp.	61,949	1,187
*	Arena Resources, Inc.	38,528	1,178
	Berry Petroleum Class A	51,844	1,170
*	CNX Gas Corp.	40,490	1,145
*	Rosetta Resources, Inc.	95,911	1,133
*	McMoRan Exploration Co.	130,219	1,086
	Atlas America, Inc.	47,653	1,057
*	Goodrich Petroleum Corp.	37,589	900
*	Carrizo Oil & Gas, Inc.	43,042	832
	W&T Offshore, Inc.	79,998	790
*	Contango Oil & Gas Co.	17,344	779
*	Rex Energy Corp.	127,630	761
*	ATP Oil & Gas Corp.	68,088	759
*	PetroQuest Energy, Inc.	161,587	672
*	Harvest Natural
	Resources, Inc.	124,520	644
*	Veneco Inc.	79,862	643
*	Warren Resources Inc.	246,619	604
*	BPZ Energy, Inc.	99,362	604
*	Oilsands Quest, Inc.	675,138	594
	Vaalco Energy, Inc.	125,850	594
*	Petroleum
	Development Corp.	41,821	573
*	GMX Resources Inc.	53,545	567
*	Delta Petroleum Corp.	307,916	554
*	Approach Resources Inc.	69,541	522
*	Northern Oil and Gas, Inc.	68,332	437
*	Clayton Williams Energy, Inc.	18,579	368
*	Endeavor International Corp.	242,529	269

	Oil & Gas Refining & Marketing (2.1%)
	Valero Energy Corp.	464,371	8,702
	Sunoco, Inc.	103,619	2,787
	Tesoro Corp.	122,121	1,719
	World Fuel Services Corp.	30,946	1,391
	Frontier Oil Corp.	104,359	1,339
	Holly Corp.	50,726	1,159
*	CVR Energy, Inc.	100,423	972
*	Clean Energy Fuels Corp.	73,629	922
*	Western Refining, Inc.	82,563	501
	Delek US Holdings, Inc.	49,543	401
	Alon USA Energy, Inc.	33,136	312

	Oil & Gas Storage & Transportation (3.2%)
	Spectra Energy Corp.	492,283	9,265
	Williams Cos., Inc.	472,332	7,765
	El Paso Corp.	593,686	5,480

Energy Index Fund

			Market
			Value•
		Shares	($000)
*	Kinder Morgan
	Management, LLC	63,148	2,989
	Southern Union Co.	111,900	2,220
	Overseas Shipholding
	Group Inc.	34,993	1,238
	Crosstex Energy, Inc.	245,832	941
*	Enbridge Energy
	Management LLC	21,149	891
	General Maritime Corp.	87,368	694
*	Cheniere Energy, Inc.	132,110	363
			745,466
	Total Common Stocks
	(Cost $1,031,756)		976,542
Temporary Cash Investment (0.0%)
	Money Market Fund (0.0%)
1,2	Vanguard Market
	Liquidity Fund, 0.277%
	(Cost $249)	248,600	249
	Total Investments (100.0%)
	(Cost $1,032,005)		976,791
Other Assets and Liabilities (0.0%)
	Other Assets		4,521
	Liabilities[2]		(4,301)
			220
	Net Assets (100%)		977,011

At August 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	1,108,733
Undistributed Net Investment Income	10,269
Accumulated Net Realized Losses	(86,777)
Unrealized Appreciation (Depreciation)	(55,214)
Net Assets	977,011

Admiral Shares—Net Assets
Applicable to 2,885,656 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	107,744
Net Asset Value Per Share—
Admiral Shares	$37.34

ETF Shares—Net Assets
Applicable to 11,630,703 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	869,267
Net Asset Value Per Share—
ETF Shares	$74.74

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $198,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $249,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Statement of Operations

Year Ended
August 31, 2009
($000)
Investment Income
Income
Dividends	15,691
Interest[1]	5
Security Lending	85
Total Income	15,781
Expenses
The Vanguard Group—Note B
Investment Advisory Services	91
Management and Administrative—
Admiral Shares	218
Management and Administrative—
ETF Shares	1,138
Marketing and Distribution—
Admiral Shares	27
Marketing and Distribution—
ETF Shares	211
Custodian Fees	13
Auditing Fees	24
Shareholders’ Reports and Proxies—
Admiral Shares	1
Shareholders’ Reports and Proxies—
ETF Shares	175
Trustees’ Fees and Expenses	1
Total Expenses	1,899
Net Investment Income	13,882
Realized Net Gain (Loss) on
Investment Securities Sold	(45,410)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(235,527)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(267,055)

Statement of Changes in Net Assets

	Year Ended August 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,882	9,456
Realized Net Gain (Loss)	(45,410)	52,425
Change in Unrealized Appreciation (Depreciation)	(235,527)	11,906
Net Increase (Decrease) in Net Assets Resulting from Operations	(267,055)	73,787
Distributions
Net Investment Income
Admiral Shares	(1,381)	(1,147)
ETF Shares	(9,252)	(6,303)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(10,633)	(7,450)
Capital Share Transactions
Admiral Shares	4,816	24,896
ETF Shares	256,766	130,701
Net Increase (Decrease) from Capital Share Transactions	261,582	155,597
Total Increase (Decrease)	(16,106)	221,934
Net Assets
Beginning of Period	993,117	771,183
End of Period[2]	977,011	993,117

1 Interest income from an affiliated company of the fund was $5,000.
2 Net Assets—End of Period includes undistributed net investment income of $10,269,000 and $7,020,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

Admiral Shares
					Oct. 7,
					2004[1] to
			Year Ended August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$54.66	$50.36	$40.36	$36.29	$25.98
Investment Operations
Net Investment Income	.578	.504	.501[2]	.460[2]	.588[2,3]
Net Realized and Unrealized Gain (Loss)
on Investments	(17.335)	4.246	9.944	3.960	9.833
Total from Investment Operations	(16.757)	4.750	10.445	4.420	10.421
Distributions
Dividends from Net Investment Income	(.563)	(.450)	(.445)	(.350)	(.111)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.563)	(.450)	(.445)	(.350)	(.111)
Net Asset Value, End of Period	$37.34	$54.66	$50.36	$40.36	$36.29

Total Return[4]	–30.51%	9.42%	26.03%	12.27%	40.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$108	$148	$115	$83	$60
Ratio of Total Expenses to
Average Net Assets	0.28%	0.25%	0.26%	0.28%	0.28%[5]
Ratio of Net Investment Income to
Average Net Assets	1.81%	0.99%	1.16%	1.20%	1.95%[3,5]
Portfolio Turnover Rate[6]	25%	11%	15%	21%	16%

1 Inception.
2 Calculated based on average shares outstanding.
3 Net investment income per share and the ratio of net investment income to average net assets include $.163 and 0.52%, respectively, resulting from a cash payment received in connection with the merger of Chevron Corp. and Unocal Corp. in August 2005.
4 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

ETF Shares
					Sept. 23,
					2004[1] to
			Year Ended August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$109.54	$100.92	$80.90	$72.72	$49.24
Investment Operations
Net Investment Income	1.191	1.059	1.080[2]	.966[2]	1.169[2,3]
Net Realized and Unrealized Gain (Loss)
on Investments	(34.808)	8.501	19.869	7.915	22.527
Total from Investment Operations	(33.617)	9.560	20.949	8.881	23.696
Distributions
Dividends from Net Investment Income	(1.183)	(.940)	(.929)	(.701)	(.216)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.183)	(.940)	(.929)	(.701)	(.216)
Net Asset Value, End of Period	$74.74	$109.54	$100.92	$80.90	$72.72

Total Return	–30.49%	9.47%	26.09%	12.31%	48.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$869	$845	$656	$340	$182
Ratio of Total Expenses to
Average Net Assets	0.25%	0.20%	0.22%	0.25%	0.26%[4]
Ratio of Net Investment Income to
Average Net Assets	1.84%	1.04%	1.20%	1.23%	1.97%[3,4]
Portfolio Turnover Rate[5]	25%	11%	15%	21%	16%

1 Inception.
2 Calculated based on average shares outstanding.
3 Net investment income per share and the ratio of net investment income to average net assets include $.324 and 0.52%, respectively, resulting from a cash payment received in connection with the merger of Chevron Corp. and Unocal Corp. in August 2005.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Notes to Financial Statements

Vanguard Energy Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2009, the fund had contributed capital of $214,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

Energy Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2009, the fund realized $28,252,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2009, the fund had $10,882,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $24,215,000 to offset future net capital gains of $5,000 through August 31, 2013, $789,000 through August 31, 2014, $461,000 through August 31, 2015, $1,694,000 through August 31, 2016, and $21,266,000 through August 31, 2017. In addition, the fund realized losses of $62,562,000 during the period from November 1, 2008, through August 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At August 31, 2009, the cost of investment securities for tax purposes was $1,032,005,000. Net unrealized depreciation of investment securities for tax purposes was $55,214,000, consisting of unrealized gains of $43,674,000 on securities that had risen in value since their purchase and $98,888,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2009, the fund purchased $564,897,000 of investment securities and sold $293,047,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	40,669	1,162	58,522	1,041
Issued in Lieu of Cash Distributions	1,181	36	1,022	18
Redeemed[1]	(37,034)	(1,022)	(34,648)	(630)
Net Increase (Decrease)—Admiral Shares	4,816	176	24,896	429
ETF Shares
Issued	350,914	5,017	261,143	2,311
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(94,148)	(1,100)	(130,442)	(1,100)
Net Increase (Decrease)—ETF Shares	256,766	3,917	130,701	1,211
1 Net of redemption fees for fiscal 2009 and 2008 of $243,000 and $241,000, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2009, management considered the impact of subsequent events occurring through October 15, 2009, for potential recognition or disclosure in these financial statements.

Financials Index Fund

Fund Profile

As of August 31, 2009

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	503	502	2,501
Median Market Cap	$20.9B	$20.9B	$27.3B
Price/Earnings Ratio	82.2x	82.0x	25.6x
Price/Book Ratio	1.2x	1.2x	2.1x
Yield[3]		1.7%	1.9%
Admiral Shares	2.0%
ETF Shares	2.0%
Return on Equity	13.2%	13.2%	19.3%
Earnings Growth Rate	–10.5%	–10.5%	9.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	17%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.78
Beta	1.00	1.44

Industry Diversification (% of equity exposure)

Asset Management & Custody Banks	8.3%
Consumer Finance	4.0
Diversified Banks	9.4
Insurance Brokers	1.8
Investment Banking & Brokerage	8.7
Life & Health Insurance	6.1
Mortgage REITs	1.1
Multiline Insurance	2.2
Office REITs	1.9
Other Diversified Financial Services	21.0
Property & Casualty Insurance	10.5
Regional Banks	8.4
Reinsurance	1.8
Residential REITs	1.6
Retail REITs	2.7
Specialized Finance	2.6
Specialized REITs	3.5
Thrifts & Mortgage Finance	2.0
Other Financials	2.4

Ten Largest Holdings[6] (% of total net assets)

JPMorgan Chase & Co.	9.2%
Bank of America Corp.	8.6
Wells Fargo & Co.	6.8
The Goldman Sachs Group, Inc.	4.5
Citigroup Inc.	3.2
U.S. Bancorp	2.4
Berkshire Hathaway Inc. Class B	2.1
American Express Co.	2.0
Bank of New York Mellon Corp.	2.0
Morgan Stanley	1.9
Top Ten	42.7%

1 MSCI US IMI/Financials.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectuses dated December 29, 2008, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended August 31, 2009, the expense ratios were 0.28% for Admiral Shares and 0.25% for ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 The holdings listed exclude any temporary cash investments and equity index products.

Financials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2009		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Financials Index Fund ETF Shares
Net Asset Value[2]	–25.31%	–7.88%	–7.05%	$6,642
Financials Index Fund ETF Shares
Market Price	–25.16	–7.83	–7.04	6,646
MSCI US IMI/2500	–18.26	1.36	0.52	10,295
MSCI US IMI/Financials	–25.67	–7.86	–7.01	6,658

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Financials Index Fund Admiral Shares[3]	–25.35%	7.91%	–6.83%	$67,413
MSCI US IMI/2500	–18.26	1.36	1.04	105,926
MSCI US IMI/Financials	–25.67	–7.86	–6.76	67,698

1 Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; February 4, 2004, for Admiral Shares.
2 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
Note: See Financial Highlights tables for dividend and capital gains information.

Financials Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2009

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2009
			Cumulative
			Since
	One Year	Five Years	Inception
Financials Index Fund ETF Shares Market Price	–25.16%	–33.49%	–33.54%
Financials Index Fund ETF Shares Net Asset Value	–25.31	–33.66	–33.58
MSCI US IMI/Financials	–25.67	–33.57	–33.42

Average Annual Total Returns: Periods Ended June 30, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		–34.60%	–11.19%	–10.62%
Net Asset Value		–34.58	–11.78	–10.61
Admiral Shares[1]	2/4/2004	–34.55	–11.19	–10.40

1 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
Note: See Financial Highlights tables for dividend and capital gains information.

Financials Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.1%)
Capital Markets (17.0%)
	The Goldman Sachs
	Group, Inc.	176,059	29,131
	Bank of New York
	Mellon Corp.	439,891	13,025
	Morgan Stanley	433,409	12,551
	State Street Corp.	178,985	9,393
	Charles Schwab Corp.	362,969	6,555
	Franklin Resources, Inc.	59,770	5,578
	Northern Trust Corp.	79,082	4,623
	T. Rowe Price Group Inc.	94,082	4,264
	Invesco, Ltd.	151,449	3,143
	Ameriprise Financial, Inc.	93,875	2,819
*	TD Ameritrade Holding Corp.	96,697	1,860
	BlackRock, Inc.	7,811	1,559
	Legg Mason Inc.	52,045	1,497
	Eaton Vance Corp.	40,544	1,158
*	Affiliated Managers
	Group, Inc.	15,212	994
	SEI Investments Co.	49,192	907
	Federated Investors, Inc.	34,040	894
*	Jefferies Group, Inc.	37,762	893
	Janus Capital Group Inc.	66,300	843
	Waddell & Reed
	Financial, Inc.	31,397	833
	Raymond James
	Financial, Inc.	36,213	824
*	E*TRADE Financial Corp.	388,679	684
*	Knight Capital Group, Inc.
	Class A	32,590	656
	Greenhill & Co., Inc.	7,276	576
	Apollo Investment Corp.	58,926	546
*	Stifel Financial Corp.	9,056	510
*	Investment Technology
	Group, Inc.	16,013	395
	Ares Capital Corp.	40,121	373
*	Piper Jaffray Cos., Inc.	7,020	356
*	KBW Inc.	11,626	333
*	MF Global Ltd.	37,955	271
	optionsXpress Holdings Inc.	15,987	266
	American Capital Ltd.	101,640	252
	Allied Capital Corp.	66,510	199
	GFI Group Inc.	26,377	189
	Prospect Energy Corp.	17,506	179
*	Riskmetrics Group Inc.	11,304	176
	BlackRock Kelso
	Capital Corp.	20,685	164
*	Broadpoint Gleacher
	Securities Inc.	21,665	164
	SWS Group, Inc.	9,238	134
	Evercore Partners Inc.	5,238	132
	Cohen & Steers, Inc.	6,217	122
	Duff & Phelps Corp.	7,095	121
	Hercules Technology
	Growth Capital, Inc.	12,213	113
*	TradeStation Group, Inc.	12,715	91
*	FBR Capital Markets Corp.	16,274	88

			Market
			Value•
		Shares	($000)
	Gamco Investors Inc.
	Class A	1,853	84
	Calamos Asset
	Management, Inc.	7,209	81
	Westwood Holdings
	Group, Inc.	2,062	79
	MVC Capital, Inc.	8,080	74
	Capital Southwest Corp.	952	72
*	LaBranche & Co. Inc.	18,257	70
	BGC Partners, Inc.	15,553	70
*	Penson Worldwide, Inc.	5,283	54
	NGP Capital Resources Co.	7,916	51
*	FCStone Group, Inc.	9,755	47
*	Thomas Weisel Partners
	Group, Inc.	7,000	31
			111,147
Commercial Banks (17.8%)
	Wells Fargo & Co.	1,610,723	44,327
	U.S. Bancorp	698,675	15,804
	BB&T Corp.	251,062	7,015
	PNC Financial
	Services Group	163,814	6,977
	SunTrust Banks, Inc.	171,151	4,000
	Fifth Third Bancorp	278,211	3,044
	Regions Financial Corp.	403,388	2,364
	KeyCorp	287,029	1,912
	M & T Bank Corp.	27,969	1,727
	Comerica, Inc.	55,613	1,483
*	First Horizon National Corp.	79,121	1,059
	Cullen/Frost Bankers, Inc.	19,686	970
	Huntington Bancshares Inc.	200,103	912
	Marshall & Ilsley Corp.	123,323	878
	Commerce Bancshares, Inc.	23,839	876
	Zions Bancorp	40,306	712
	Bank of Hawaii Corp.	17,619	695
	BancorpSouth, Inc.	27,740	638
	City National Corp.	15,880	627
	TCF Financial Corp.	42,593	586
	Valley National Bancorp	49,786	581
	Westamerica
	Bancorporation	10,727	552
	FirstMerit Corp.	30,375	546
	Prosperity Bancshares, Inc.	15,367	531
*	SVB Financial Group	12,224	486
	Fulton Financial Corp.	64,763	475
	Associated Banc-Corp.	44,697	464
	UMB Financial Corp.	11,229	449
*	Signature Bank	14,674	445
	BOK Financial Corp.	8,755	396
	CapitalSource Inc.	95,266	394
	Synovus Financial Corp.	104,222	386
	PrivateBancorp, Inc.	15,103	364
	Wilmington Trust Corp.	25,712	361
	Trustmark Corp.	17,923	341
	IBERIABANK Corp.	7,005	339
	Glacier Bancorp, Inc.	22,746	339
	Hancock Holding Co.	8,784	337
	Umpqua Holdings Corp.	30,941	319

			Market
			Value•
		Shares	($000)
	First Financial
	Bankshares, Inc.	6,172	308
	United Bankshares, Inc.	15,309	301
	International
	Bancshares Corp.	19,088	295
	F.N.B. Corp.	40,940	290
	NBT Bancorp, Inc.	12,677	286
	Old National Bancorp	24,643	262
	Webster Financial Corp.	19,539	255
	Park National Corp.	4,130	247
	East West Bancorp, Inc.	26,741	246
	Wintrust Financial Corp.	8,801	244
	Sterling Bancshares, Inc.	29,780	237
	First Citizens BancShares
	Class A	1,631	226
	Whitney Holdings Corp.	25,039	226
	Community Bank
	System, Inc.	12,148	217
	CVB Financial Corp.	30,630	215
	Popular, Inc.	99,194	213
*	Texas Capital
	Bancshares, Inc.	12,388	205
	PacWest Bancorp	10,262	202
	City Holding Co.	5,974	190
	Susquehanna
	Bancshares, Inc.	32,077	187
	First Midwest Bancorp, Inc.	17,958	184
*	Investors Bancorp, Inc.	19,324	179
	First Commonwealth
	Financial Corp.	28,217	174
	MB Financial, Inc.	12,337	171
*	Pinnacle Financial
	Partners, Inc.	11,268	170
	Chemical Financial Corp.	7,889	165
	Columbia Banking
	System, Inc.	9,998	164
	Independent Bank Corp. (MA)	7,005	162
	National Penn
	Bancshares Inc.	28,234	158
	Cathay General Bancorp	16,449	152
*	Western Alliance Bancorp	20,139	148
	First Financial Bancorp	16,432	139
	Community Trust Bancorp Inc.	4,740	127
	WesBanco, Inc.	8,413	123
	Bank of the Ozarks, Inc.	4,947	123
	S & T Bancorp, Inc.	8,608	119
	Boston Private Financial
	Holdings, Inc.	23,608	119
	SCBT Financial Corp.	4,587	118
	Oriental Financial Group Inc.	8,641	117
	StellarOne Corp.	8,347	117
	Simmons First National Corp.	4,106	116
	Renasant Corp.	7,379	112
	Univest Corp. of Pennsylvania	5,386	112
	First Financial Corp. (IN)	3,609	109
	Tompkins Trustco, Inc.	2,464	108
	The South Financial
	Group, Inc.	59,324	104
	Home Bancshares Inc.	5,068	103
	Suffolk Bancorp	3,528	102
	Arrow Financial Corp.	3,690	100
*	United Community Banks, Inc.	14,570	98
	Southside Bancshares, Inc.	4,534	98
	Sandy Spring Bancorp, Inc.	6,128	96
	First Bancorp (NC)	5,428	95
	TowneBank	7,503	95
	First BanCorp Puerto Rico	29,406	94

Financials Index Fund

			Market
			Value•
		Shares	($000)
	S.Y. Bancorp, Inc.	4,215	94
	Northfield Bancorp, Inc.	7,432	91
	Washington Trust
	Bancorp, Inc.	5,205	91
	Harleysville National Corp.	15,210	88
	Lakeland Financial Corp.	4,304	86
	First Source Corp.	5,257	85
	Camden National Corp.	2,625	85
	TriCo Bancshares	4,948	84
	BancFirst Corp.	2,246	82
	Cardinal Financial Corp.	10,168	80
	Union Bankshares Corp.	4,770	80
	Republic Bancorp, Inc.
	Class A	3,670	78
	Nara Bancorp, Inc.	8,474	74
	Lakeland Bancorp, Inc.	7,784	69
	Great Southern Bancorp, Inc.	3,224	68
	Southwest Bancorp, Inc.	5,220	67
	First Community
	Bancshares, Inc.	5,385	67
	Heartland Financial USA, Inc.	4,320	65
	First Busey Corp.	10,394	65
	Citizens & Northern Corp.	3,308	60
	Wilshire Bancorp Inc.	7,038	58
	Capital City Bank Group, Inc.	3,799	56
	CoBiz Inc.	11,584	55
	First Merchants Corp.	7,509	53
	UCBH Holdings, Inc.	39,768	52
	Ames National Corp.	2,148	52
	Sterling Bancorp	6,299	48
	Mainsource Financial
	Group, Inc.	7,086	46
	Pacific Capital Bancorp	17,016	41
	Sterling Financial Corp.	19,497	41
*	Citizens Banking Corp.	48,075	36
*	Sun Bancorp, Inc. (NJ)	5,493	31
	Central Pacific Financial Co.	10,568	29
	Greene County Bancshares	4,238	26
	Capitol Bancorp Ltd.	5,372	25
	Old Second Bancorp, Inc.	4,538	25
*	Hanmi Financial Corp.	13,704	21
	Banner Corp.	4,471	14
^	Frontier Financial Corp.	17,252	13
			116,315
Consumer Finance (4.0%)
	American Express Co.	386,840	13,083
	Capital One Financial Corp.	166,367	6,204
	Discover Financial Services	197,832	2,720
*	SLM Corp.	172,114	1,532
*	AmeriCredit Corp.	48,635	839
	Cash America
	International Inc.	10,738	301
*	EZCORP, Inc.	13,562	181
*	First Cash Financial
	Services, Inc.	8,596	161
*	Nelnet, Inc.	10,542	156
*	Dollar Financial Corp.	8,869	155
*	World Acceptance Corp.	5,408	141
*	Credit Acceptance Corp.	3,967	121
	Advance America, Cash
	Advance Centers, Inc.	13,543	78
	Student Loan Corp.	1,517	74
*	The First Marblehead Corp.	24,136	64
*	Cardtronics Inc.	4,568	36
*	CompuCredit Holdings Corp.	5,685	25
	Advanta Corp. Class B	12,790	9
	Advanta Corp. Class A	3,229	2
			25,882

			Market
			Value•
		Shares	($000)
Diversified Financial Services (23.9%)
	JPMorgan Chase & Co.	1,384,023	60,150
	Bank of America Corp.	3,181,881	55,969
	Citigroup Inc.	4,177,534	20,888
	CME Group, Inc.	21,983	6,398
	NYSE Euronext	95,825	2,716
*	IntercontinentalExchange
	Inc.	22,751	2,134
	Moody’s Corp.	73,762	2,009
*	Leucadia National Corp.	70,211	1,746
*	Nasdaq OMX Group, Inc.	51,853	1,138
*	MSCI, Inc.-Class A Shares	36,813	1,083
*	PHH Corp.	20,137	428
*	Interactive Brokers
	Group, Inc.	14,968	284
*	Portfolio Recovery
	Associates, Inc.	5,709	251
*	PICO Holdings, Inc.	7,290	242
	CIT Group Inc.	138,801	241
	Financial Federal Corp.	9,071	212
*	MarketAxess Holdings, Inc.	11,008	122
	Fifth Street Finance Corp.	10,844	112
	Compass Diversified Trust	10,768	109
	Life Partners Holdings	2,773	48
*	Asset Acceptance
	Capital Corp.	5,658	41
*	NewStar Financial, Inc.	10,713	30
	Teton Advisors Inc. Class B	25	—
			156,351
Insurance (22.5%)
*	Berkshire Hathaway Inc.
	Class B	4,095	13,456
	MetLife, Inc.	301,283	11,376
	The Travelers Cos., Inc.	215,556	10,868
	Prudential Financial, Inc.	167,907	8,493
	AFLAC Inc.	172,107	6,991
	Ace Ltd.	123,651	6,452
	The Chubb Corp.	129,670	6,404
	The Allstate Corp.	187,606	5,514
	Marsh & McLennan
	Cos., Inc.	192,425	4,530
	Loews Corp.	128,175	4,377
*	Progressive Corp. of Ohio	237,858	3,929
	Aon Corp.	91,698	3,829
	The Principal Financial
	Group, Inc.	114,383	3,248
	The Hartford Financial
	Services Group Inc.	119,752	2,841
	Lincoln National Corp.	108,942	2,750
	Unum Group	121,919	2,747
	XL Capital Ltd. Class A	125,916	2,185
*,^	American International
	Group Inc.	44,552	2,020
	Everest Re Group, Ltd.	22,630	1,908
	Genworth Financial Inc.	159,447	1,684
	Willis Group Holdings Ltd.	61,497	1,586
	PartnerRe Ltd.	20,782	1,536
	Axis Capital Holdings Ltd.	49,794	1,518
	Cincinnati Financial Corp.	56,777	1,460
	W.R. Berkley Corp.	52,971	1,353
	Assurant, Inc.	43,459	1,302
	Torchmark Corp.	30,439	1,297
	RenaissanceRe Holdings Ltd.	22,980	1,251
	Fidelity National Financial, Inc.
	Class A	81,767	1,228
	Reinsurance Group
	of America, Inc.	26,706	1,150
*	Markel Corp.	3,440	1,131
	HCC Insurance Holdings, Inc.	41,296	1,092
	Old Republic
	International Corp.	88,631	1,056

			Market
			Value•
		Shares	($000)
*	Arch Capital Group Ltd.	15,617	1,015
	Transatlantic Holdings, Inc.	19,581	957
	First American Corp.	29,227	921
	White Mountains
	Insurance Group Inc.	2,939	917
	Brown & Brown, Inc.	44,278	880
	Arthur J. Gallagher & Co.	36,931	878
	Assured Guaranty Ltd.	40,497	806
	The Hanover Insurance
	Group Inc.	18,831	770
	Aspen Insurance
	Holdings Ltd.	30,226	768
	Allied World Assurance
	Holdings, Ltd.	15,375	712
	American Financial Group, Inc.	27,759	712
	StanCorp Financial Group, Inc.	18,122	686
	Platinum Underwriters
	Holdings, Ltd.	18,874	684
	IPC Holdings Ltd.	20,451	663
	Protective Life Corp.	30,743	663
	Endurance Specialty
	Holdings Ltd.	17,999	620
*	ProAssurance Corp.	11,509	604
*	Alleghany Corp.	2,019	560
	Montpelier Re Holdings Ltd.	30,206	486
	Erie Indemnity Co. Class A	11,402	441
	Delphi Financial Group, Inc.	17,705	414
*	MBIA, Inc.	61,139	411
*	Argo Group International
	Holdings	11,420	403
	Odyssey Re Holdings Corp.	7,803	395
	Mercury General Corp.	10,154	377
	Zenith National
	Insurance Corp.	13,842	373
	Max Re Capital Ltd.	17,573	360
	R.L.I. Corp.	6,761	358
	Unitrin, Inc.	18,535	351
	Selective Insurance Group	19,566	333
	Validus Holdings, Ltd.	12,635	324
	Tower Group, Inc.	13,375	321
*	Conseco, Inc.	68,446	294
*	Navigators Group, Inc.	5,316	276
	Employers Holdings, Inc.	17,148	254
	Infinity Property &
	Casualty Corp.	5,049	222
*	Hilltop Holdings Inc.	16,799	206
	Ambac Financial Group, Inc.	105,805	186
	Horace Mann Educators Corp.	14,585	179
	Harleysville Group, Inc.	5,166	167
	United Fire & Casualty Co.	8,352	167
	Meadowbrook Insurance
	Group, Inc.	20,379	162
	Safety Insurance Group, Inc.	4,925	158
	Flagstone Reinsurance
	Holdings Ltd.	14,079	153
	American Equity Investment
	Life Holding Co.	18,466	149
	National Western Life
	Insurance Co. Class A	879	145
*	eHealth, Inc.	7,732	143
*	Greenlight Capital Re. Ltd.	7,667	140
	The Phoenix Cos., Inc.	42,776	127
	Amtrust Financial Services Inc.	9,997	126
	OneBeacon Insurance
	Group Ltd.	8,697	119
*	Amerisafe Inc.	6,937	118
	National Financial
	Partners Corp.	14,860	117
	American Physicians
	Capital, Inc.	3,647	109
*	CNA Surety Corp.	6,598	105

Financials Index Fund

			Market
			Value•
		Shares	($000)
*	Citizens, Inc.	15,219	104
	State Auto Financial Corp.	5,755	99
	FBL Financial Group, Inc.
	Class A	5,342	91
	Stewart Information
	Services Corp.	6,274	89
*	FPIC Insurance Group, Inc.	2,672	85
	First Mercury Financial Corp.	5,731	83
	Presidential Life Corp.	8,246	82
*	Seabright Insurance
	Holdings, Inc.	7,901	79
*	United America
	Indemnity, Ltd.	12,012	75
	Donegal Group Inc. Class A	4,527	66
	Baldwin & Lyons, Inc. Class B	2,856	63
	Kansas City Life Insurance Co.	1,630	58
	EMC Insurance Group, Inc.	2,257	49
	National Interstate Corp.	2,353	42
	Universal Insurance
	Holdings, Inc.	6,890	35
*	Crawford & Co. Class B	4,426	21
*	Crawford & Co. Class A	5,100	18
			146,686
Real Estate Investment Trusts (12.3%)
	Simon Property Group, Inc.
	REIT	103,355	6,575
	Annaly Capital
	Management Inc. REIT	200,457	3,476
	Vornado Realty Trust REIT	58,025	3,338
	Public Storage, Inc. REIT	46,488	3,280
	HCP, Inc. REIT	107,056	3,049
	Boston Properties, Inc. REIT	50,159	3,039
	Equity Residential REIT	100,815	2,753
	Ventas, Inc. REIT	57,585	2,258
	Host Hotels &
	Resorts Inc. REIT	218,149	2,175
	Avalonbay
	Communities, Inc. REIT	29,380	1,893
	Plum Creek
	Timber Co. Inc. REIT	59,983	1,817
	ProLogis REIT	162,838	1,811
	Health Care Inc. REIT	40,979	1,750
	Kimco Realty Corp. REIT	131,579	1,651
	Federal Realty Investment
	Trust REIT	21,663	1,351
	Rayonier Inc. REIT	28,999	1,246
	Liberty Property Trust REIT	37,857	1,241
	AMB Property Corp. REIT	53,795	1,228
	Nationwide Health
	Properties, Inc. REIT	37,909	1,209
	Digital Realty Trust, Inc. REIT	26,650	1,161
	Regency Centers Corp. REIT	29,564	992
	Realty Income Corp. REIT	38,338	980
	SL Green Realty Corp. REIT	27,436	968
	Duke Realty Corp. REIT	82,421	949
	Mack-Cali Realty Corp. REIT	28,227	904
	Senior Housing Properties
	Trust REIT	44,464	892
	Camden Property Trust REIT	24,003	881
	Chimera
	Investment Corp. REIT	223,978	851
	Weingarten Realty
	Investors REIT	41,875	832
	The Macerich Co. REIT	28,995	831
	Hospitality Properties
	Trust REIT	44,955	819
	Alexandria Real Estate
	Equities, Inc. REIT	14,474	806
	MFA Mortgage
	Investments, Inc. REIT	100,363	795

		Market
		Value•
	Shares	($000)
Corporate Office Properties
Trust, Inc. REIT	21,152	780
Highwood
Properties, Inc. REIT	25,721	755
Essex Property
Trust, Inc. REIT	10,110	754
UDR, Inc. REIT	55,049	704
Taubman Co. REIT	19,466	616
National Retail
Properties REIT	29,297	601
Washington REIT	21,507	580
Tanger Factory Outlet
Centers, Inc. REIT	14,712	553
BRE Properties Inc.
Class A REIT	18,987	537
HRPT Properties Trust REIT	82,425	534
Apartment Investment &
Management Co.
Class A REIT	43,047	524
Omega Healthcare
Investors, Inc. REIT	30,389	514
American Campus
Communities, Inc. REIT	18,862	491
BioMed Realty
Trust, Inc. REIT	36,022	486
Brandywine Realty
Trust REIT	45,623	484
Healthcare Realty
Trust Inc. REIT	21,931	475
Home Properties, Inc. REIT	12,042	457
Mid-America Apartment
Communities, Inc. REIT	10,371	454
Douglas Emmett, Inc. REIT	35,700	432
Kilroy Realty Corp. REIT	15,500	430
Potlatch Corp. REIT	14,587	424
CBL & Associates
Properties, Inc. REIT	45,259	424
Equity Lifestyle
Properties, Inc. REIT	10,521	423
Redwood Trust, Inc. REIT	26,260	421
Entertainment Properties
Trust REIT	12,886	404
Hatteras Financial Corp. REIT	13,377	400
Developers Diversified
Realty Corp. REIT	50,197	394
DCT Industrial Trust Inc. REIT	74,392	393
LaSalle Hotel Properties REIT	23,386	387
PS Business Parks, Inc. REIT	7,006	371
EastGroup
Properties, Inc. REIT	9,299	350
Capstead
Mortgage Corp. REIT	23,453	320
Franklin Street
Properties Corp. REIT	22,256	316
Extra Space Storage Inc. REIT 30,302		300
National Health Investors REIT	8,696	288
Post Properties, Inc. REIT	16,398	279
Anworth Mortgage
Asset Corp. REIT	36,845	276
DiamondRock
Hospitality Co. REIT	39,309	269
Equity One, Inc. REIT	16,018	252
Sovran Self Storage, Inc. REIT	8,153	240
Inland Real Estate Corp. REIT	27,628	232
Medical Properties
Trust Inc. REIT	29,146	221
Investors Real Estate
Trust REIT	23,629	219
Acadia Realty Trust REIT	13,756	211
Alexander’s, Inc. REIT	740	210
LTC Properties, Inc. REIT	7,681	196

			Market
			Value•
		Shares	($000)
	DuPont Fabros
	Technology Inc. REIT	14,804	194
	U-Store-It Trust REIT	29,652	192
	Sunstone Hotel
	Investors, Inc. REIT	27,008	169
	Getty Realty
	Holding Corp. REIT	6,917	163
	Saul Centers, Inc. REIT	4,927	161
	American Capital
	Agency Corp. REIT	6,248	156
	Colonial Properties Trust REIT	16,796	152
	Lexington Realty Trust REIT	32,255	150
	Parkway Properties Inc. REIT	8,078	146
	Universal Health Realty
	Income REIT	4,205	141
	Cousins Properties, Inc. REIT	15,477	128
	Education Realty
	Trust, Inc. REIT	19,906	116
	Sun Communities, Inc. REIT	6,506	116
	First Potomac REIT	10,272	110
	Cedar Shopping
	Centers, Inc. REIT	16,405	105
	Walter Investment
	Management Corp. REIT	7,214	104
	Urstadt Biddle Properties
	Class A REIT	6,366	98
	FelCor Lodging
	Trust, Inc. REIT	23,477	96
	Pennsylvania REIT	13,805	92
	NorthStar Realty
	Finance Corp. REIT	23,680	90
	Ashford Hospitality
	Trust REIT	28,816	89
	First Industrial Realty
	Trust REIT	15,501	81
*	iStar Financial Inc. REIT	38,300	81
	Kite Realty Group Trust REIT	22,143	81
	CapLease, Inc. REIT	17,451	72
	Ramco-Gershenson
	Properties Trust REIT	6,865	72
	RAIT Financial Trust REIT	23,467	67
	Hersha Hospitality Trust REIT	18,364	57
	Glimcher Realty Trust REIT	14,126	57
	Winthrop Realty Trust REIT	4,949	45
	Strategic Hotels and
	Resorts, Inc. REIT	27,885	38
*	Gramercy Capital Corp. REIT	16,102	26
	Urstadt Biddle Properties REIT	1,308	19
			80,646
Real Estate Management & Development (0.6%)
*	The St. Joe Co.	33,984	1,115
*	CB Richard Ellis Group, Inc.	82,862	981
	Jones Lang LaSalle Inc.	15,190	712
	Forest City Enterprise
	Class A	41,843	387
*	Forestar Real Estate
	Group, Inc.	12,628	182
*	Tejon Ranch Co.	4,777	122
	Consolidated-Tomoka
	Land Co.	2,030	71
*	Altisource Portfolio
	Solutions SA	4,684	67
*	Avatar Holding, Inc.	2,115	40
*	Grubb & Ellis Co.	14,068	11
			3,688
Thrifts & Mortgage Finance (2.0%)
	Hudson City Bancorp, Inc.	172,903	2,269
	People’s United Financial Inc.	128,204	2,059
	New York Community
	Bancorp, Inc.	120,676	1,284
*	Fannie Mae	403,609	779

Financials Index Fund

			Market
			Value•
		Shares	($000)
	First Niagara Financial
	Group, Inc.	55,211	722
*,^	Freddie Mac	239,739	549
	Washington Federal Inc.	32,350	480
	NewAlliance Bancshares, Inc.	35,328	416
	TFS Financial Corp.	34,072	388
	MGIC Investment Corp.	46,378	377
	Astoria Financial Corp.	30,310	312
	Radian Group, Inc.	30,006	275
*	Ocwen Financial Corp.	26,347	273
	Capitol Federal Financial	8,216	264
	Brookline Bancorp, Inc.	21,620	226
	Provident Financial
	Services Inc.	19,882	219
	TrustCo Bank NY	28,344	176
	Northwest Bancorp, Inc.	7,173	147
	Bank Mutual Corp.	16,323	144
	Provident New York
	Bancorp, Inc.	13,393	123
	Berkshire Hills Bancorp, Inc.	5,066	114
*	Beneficial Mutual
	Bancorp, Inc.	12,359	110
	The PMI Group Inc.	30,563	102
	Dime Community Bancshares	8,766	98
	Westfield Financial, Inc.	10,386	95
	Flushing Financial Corp.	6,872	90
	Kearny Financial Corp.	7,777	85
	Danvers Bancorp, Inc.	5,889	76
	First Financial Holdings, Inc.	4,166	75
	BankFinancial Corp.	7,300	72
	United Financial Bancorp, Inc.	5,550	68
	Essa Bancorp Inc.	4,938	63
	WSFS Financial Corp.	2,214	61
	Abington Community
	Bancorp Inc.	7,182	58
	Oritani Financial Corp.	4,228	56
	ViewPoint Financial Group	4,113	52
	First Financial Northwest, Inc.	6,605	48
	Rockville Financial, Inc.	3,383	45
	Clifton Savings Bancorp, Inc.	3,538	37
	Roma Financial Corp.	2,923	37
*	Meridian Interstate
	Bancorp, Inc.	3,820	35
	NASB Financial Inc.	1,088	34
*	Flagstar Bancorp, Inc.	23,555	19
*	Waterstone Financial, Inc.	2,864	14
			13,026
Total Common Stocks
(Cost $895,834)			653,741
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
1,2	Vanguard Market
	Liquidity Fund, 0.277%
	(Cost $1,491)	1,491,301	1,491
Total Investments (100.3%)
(Cost $897,325)			655,232
Other Assets and Liabilities (–0.3%)
Other Assets			3,370
Liabilities[2]			(5,068)
			(1,698)
Net Assets (100%)			653,534

At August 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	1,044,136
Undistributed Net Investment Income	1,936
Accumulated Net Realized Losses	(150,445)
Unrealized Appreciation (Depreciation)	(242,093)
Net Assets	653,534

Admiral Shares—Net Assets
Applicable to 5,019,812 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	73,910
Net Asset Value Per Share—
Admiral Shares	$14.72

ETF Shares—Net Assets
Applicable to 19,728,783 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	579,624
Net Asset Value Per Share—
ETF Shares	$29.38

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,258,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $1,491,000 of collateral received for securities on loan.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Statement of Operations

Year Ended
August 31, 2009
($000)
Investment Income
Income
Dividends	15,026
Interest[1]	3
Security Lending	960
Total Income	15,989
Expenses
The Vanguard Group—Note B
Investment Advisory Services	71
Management and Administrative—
Admiral Shares	122
Management and Administrative—
ETF Shares	646
Marketing and Distribution—
Admiral Shares	17
Marketing and Distribution—
ETF Shares	141
Custodian Fees	67
Auditing Fees	25
Shareholders’ Reports and Proxies—
Admiral Shares	1
Shareholders’ Reports and Proxies—
ETF Shares	147
Trustees’ Fees and Expenses	1
Total Expenses	1,238
Net Investment Income	14,751
Realized Net Gain (Loss) on
Investment Securities Sold	(140,463)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(46,975)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(172,687)

Statement of Changes in Net Assets

	Year Ended August 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,751	15,734
Realized Net Gain (Loss)	(140,463)	(5,892)
Change in Unrealized Appreciation (Depreciation)	(46,975)	(183,247)
Net Increase (Decrease) in Net Assets Resulting from Operations	(172,687)	(173,405)
Distributions
Net Investment Income
Admiral Shares	(1,971)	(1,097)
ETF Shares	(14,745)	(12,437)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(16,716)	(13,534)
Capital Share Transactions
Admiral Shares	13,533	78,669
ETF Shares	96,692	540,089
Net Increase (Decrease) from Capital Share Transactions	110,225	618,758
Total Increase (Decrease)	(79,178)	431,819
Net Assets
Beginning of Period	732,712	300,893
End of Period[2]	653,534	732,712

1 Interest income from an affiliated company of the fund was $3,000.
2 Net Assets—End of Period includes undistributed net investment income of $1,936,000 and $3,901,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Financial Highlights

Admiral Shares

				Year Ended August 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$20.38	$30.10	$29.86	$26.36	$25.35
Investment Operations
Net Investment Income	.389	.700[1]	.770[1]	.716[1]	.660[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	(5.596)	(9.699)	.145	3.392	1.086
Total from Investment Operations	(5.207)	(8.999)	.915	4.108	1.746
Distributions
Dividends from Net Investment Income	(.453)	(.721)	(.675)	(.608)	(.736)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.453)	(.721)	(.675)	(.608)	(.736)
Net Asset Value, End of Period	$14.72	$20.38	$30.10	$29.86	$26.36

Total Return[3]	–25.35%	–30.36%	2.95%	15.76%	6.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$74	$81	$19	$8	$3
Ratio of Total Expenses to
Average Net Assets	0.28%	0.25%	0.26%	0.28%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.97%	3.06%	2.37%	2.49%	2.59%
Portfolio Turnover Rate[4]	17%	10%	12%	6%	6%

1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.01, $.00, $.00, $.01, and $.00.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

				Year Ended August 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$40.66	$60.04	$59.57	$52.57	$50.57
Investment Operations
Net Investment Income	.784	1.449[1]	1.557[1]	1.430[1]	1.316[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	(11.150)	(19.368)	.282	6.800	2.160
Total from Investment Operations	(10.366)	(17.919)	1.839	8.230	3.476
Distributions
Dividends from Net Investment Income	(.914)	(1.461)	(1.369)	(1.230)	(1.476)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.914)	(1.461)	(1.369)	(1.230)	(1.476)
Net Asset Value, End of Period	$29.38	$40.66	$60.04	$59.57	$52.57

Total Return	–25.31%	–30.30%	2.97%	15.82%	6.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$580	$651	$282	$125	$53
Ratio of Total Expenses to
Average Net Assets	0.25%	0.20%	0.22%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	3.00%	3.11%	2.41%	2.52%	2.61%
Portfolio Turnover Rate[3]	17%	10%	12%	6%	6%

1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.02, $.01, $.01, $.01, and $.00.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Notes to Financial Statements

Vanguard Financials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2009, the fund had contributed capital of $134,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax

Financials Index Fund

character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2009, the fund realized $3,938,000 of net capital losses resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such losses are not taxable losses to the fund, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2009, the fund had $2,221,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $30,027,000 to offset future net capital gains of $85,000 through August 31, 2014, $11,000 through August 31, 2015, $1,313,000 through August 31, 2016, and $28,618,000 through August 31, 2017. In addition, the fund realized losses of $118,026,000 during the period from November 1, 2008, through August 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At August 31, 2009, the cost of investment securities for tax purposes was $899,716,000. Net unrealized depreciation of investment securities for tax purposes was $244,484,000, consisting of unrealized gains of $6,449,000 on securities that had risen in value since their purchase and $250,933,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2009, the fund purchased $444,317,000 of investment securities and sold $333,070,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	39,058	3,069	96,727	4,152
Issued in Lieu of Cash Distributions	1,834	135	889	39
Redeemed[1]	(27,359)	(2,179)	(18,947)	(817)
Net Increase (Decrease)—Admiral Shares	13,533	1,025	78,669	3,374
ETF Shares
Issued	342,606	13,213	592,724	12,516
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(245,914)	(9,500)	(52,635)	(1,200)
Net Increase (Decrease)—ETF Shares	96,692	3,713	540,089	11,316
1 Net of redemption fees for fiscal 2009 and 2008 of $383,000 and $200,000, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2009, management considered the impact of subsequent events occurring through October 15, 2009, for potential recognition or disclosure in these financial statements.

Health Care Index Fund

Fund Profile

As of August 31, 2009

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	303	303	2,501
Median Market Cap	$38.4B	$38.4B	$27.3B
Price/Earnings Ratio	18.5x	18.4x	25.6x
Price/Book Ratio	2.7x	2.7x	2.1x
Yield[3]		1.8%	1.9%
Admiral Shares	1.5%
ETF Shares	1.5%
Return on Equity	18.8%	18.8%	19.3%
Earnings Growth Rate	11.9%	11.9%	9.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	6%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.68
Beta	1.00	0.68

Industry Diversification (% of equity exposure)

Biotechnology	14.6%
Health Care Distributors	3.1
Health Care Equipment	16.6
Health Care Facilities	1.4
Health Care Services	5.9
Health Care Supplies	1.1
Health Care Technology	1.0
Life Sciences Tools & Services	4.3
Managed Health Care	6.6
Pharmaceuticals	45.4

Ten Largest Holdings[6] (% of total net assets)

Johnson & Johnson	11.4%
Pfizer Inc.	7.7
Abbott Laboratories	4.8
Merck & Co., Inc.	4.7
Wyeth	4.4
Amgen Inc.	4.2
Schering-Plough Corp.	3.1
Bristol-Myers Squibb Co.	3.0
Medtronic, Inc.	2.9
Gilead Sciences, Inc.	2.8
Top Ten	49.0%

1 MSCI US IMI/Health Care.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectuses dated December 29, 2008, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended August 31, 2009, the expense ratios were 0.28% for Admiral Shares and 0.25% for ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 The holdings listed exclude any temporary cash investments and equity index products.

Health Care Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2009		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Health Care Index Fund ETF Shares
Net Asset Value[2]	–10.70%	2.04%	0.84%	$10,481
Health Care Index Fund ETF Shares
Market Price	–10.68	2.06	0.84	10,482
MSCI US IMI/2500	–18.26	1.36	0.52	10,295
MSCI US IMI/Health Care	–10.52	2.27	1.06	10,609

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Health Care Index Fund Admiral Shares[3]	–10.74%	2.00%	0.79%	$104,493
MSCI US IMI/2500	–18.26	1.36	1.00	105,693
MSCI US IMI/Health Care	–10.52	2.27	1.05	105,985

1 Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; February 5, 2004, for Admiral Shares.
2 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
Note: See Financial Highlights tables for dividend and capital gains information.

Health Care Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2009

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2009
			Cumulative
			Since
	One Year	Five Years	Inception
Health Care Index Fund ETF Shares Market Price	–10.68%	10.75%	4.82%
Health Care Index Fund ETF Shares Net Asset Value	–10.70	10.61	4.81
MSCI US IMI/Health Care	–10.52	11.86	6.09

Average Annual Total Returns: Periods Ended June 30, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		–10.72%	–0.48%	–0.57%
Net Asset Value		–10.76	–0.48	–0.57
Admiral Shares[1]	2/5/2004	–10.82	–0.52	–0.64

1 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
Note: See Financial Highlights tables for dividend and capital gains information.

Health Care Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Biotechnology (14.6%)
*	Amgen Inc.	462,509	27,630
*	Gilead Sciences, Inc.	413,880	18,649
*	Celgene Corp.	210,391	10,976
*	Genzyme Corp.	123,012	6,853
*	Biogen Idec Inc.	131,856	6,620
*	Vertex Pharmaceuticals, Inc.	79,185	2,962
*	Cephalon, Inc.	33,557	1,910
*	Alexion Pharmaceuticals, Inc.	37,184	1,678
*	Human Genome
	Sciences, Inc.	72,854	1,441
*	Myriad Genetics, Inc.	43,175	1,320
*	Dendreon Corp.	50,967	1,191
*	United Therapeutics Corp.	10,857	994
*	Onyx Pharmaceuticals, Inc.	27,829	892
*	OSI Pharmaceuticals, Inc.	26,349	881
*	Amylin Pharmaceuticals, Inc.	62,836	792
*	BioMarin Pharmaceutical Inc.	45,617	751
*	Isis Pharmaceuticals, Inc.	42,252	682
*	Regeneron
	Pharmaceuticals, Inc.	28,315	644
*	Cubist Pharmaceuticals, Inc.	26,217	542
	PDL BioPharma Inc.	54,545	494
*	Seattle Genetics, Inc.	37,846	464
*	Alkermes, Inc.	43,352	392
*	Acorda Therapeutics Inc.	17,233	390
*	Savient Pharmaceuticals Inc.	27,852	387
	Martek Biosciences Corp.	15,202	373
*	Alnylam Pharmaceuticals Inc.	16,068	359
*	Theravance, Inc.	21,753	339
*	Medivation Inc.	12,793	324
*	AMAG Pharmaceuticals, Inc.	7,761	318
*	Cepheid, Inc.	26,410	317
*	Halozyme Therapeutics Inc.	38,625	287
*	Geron Corp.	39,292	279
*	Exelixis, Inc.	48,088	274
*	Incyte Corp.	39,786	262
*	InterMune Inc.	16,565	251
*	Celera Corp.	36,781	241
*	MannKind Corp.	30,314	236
*	Allos Therapeutics Inc.	28,370	209
*	Arena Pharmaceuticals, Inc.	42,176	196
*	ImmunoGen, Inc.	24,514	179
*	Pharmasset, Inc.	9,636	178
*	Enzon Pharmaceuticals, Inc.	20,496	147
*	Momenta
	Pharmaceuticals, Inc.	13,664	135
*	Genomic Health, Inc.	6,598	132
*	Micromet, Inc.	19,695	125
*	Rigel Pharmaceuticals, Inc.	16,862	119
*	Ligand Pharmaceuticals Inc.
	Class B	48,481	116
*	Emergent BioSolutions Inc.	6,221	115
*	Affymax Inc.	5,027	115
*	Sangamo BioSciences, Inc.	15,971	112
*	Facet Biotech Corp.	11,070	111

			Market
			Value•
		Shares	($000)
*	Zymogenetics, Inc.	18,681	110
*,^	Osiris Therapeutics, Inc.	7,263	106
*	ArQule, Inc.	19,186	104
*	Abraxis BioScience	3,639	98
*	Orexigen Therapeutics Inc.	12,208	97
*	SIGA Technologies, Inc.	13,092	96
*	Clinical Data, Inc.	5,752	91
*	NPS Pharmaceuticals Inc.	21,586	90
*	Maxygen Inc.	12,685	90
*	Array BioPharma Inc.	21,087	87
*	Nabi Biopharmaceuticals	24,303	74
*	Progenics
	Pharmaceuticals, Inc.	13,889	73
*	GTx, Inc.	7,484	70
*	Opko Health, Inc.	28,207	66
*	Lexicon Pharmaceuticals Inc.	37,410	56
*	XOMA Ltd.	63,820	56
*	Neurocrine Biosciences, Inc.	17,596	53
*	Myriad Pharmaceuticals Inc.	10,632	48
*	Amicus Therapeutics, Inc.	3,610	35
*	Idenix Pharmaceuticals Inc.	10,278	31
			96,915
Health Care Equipment & Supplies (17.7%)
	Medtronic, Inc.	511,461	19,589
	Baxter International, Inc.	276,398	15,733
	Covidien PLC	230,399	9,117
*	Boston Scientific Corp.	688,363	8,088
	Becton, Dickinson & Co.	109,530	7,625
*	St. Jude Medical, Inc.	158,362	6,103
	Stryker Corp.	136,199	5,647
*	Zimmer Holdings, Inc.	98,271	4,653
*	Intuitive Surgical, Inc.	17,294	3,851
	C.R. Bard, Inc.	45,257	3,647
*	Hospira, Inc.	73,393	2,869
*	Varian Medical Systems, Inc.	56,755	2,444
	DENTSPLY International Inc.	64,207	2,164
	Beckman Coulter, Inc.	31,144	2,109
*	Hologic, Inc.	116,946	1,924
*	ResMed Inc.	34,559	1,587
*	Edwards Lifesciences Corp.	25,355	1,569
*	IDEXX Laboratories, Inc.	26,889	1,365
*	Inverness Medical
	Innovations, Inc.	33,860	1,205
*	Gen-Probe Inc.	23,808	918
	Teleflex Inc.	18,205	825
	STERIS Corp.	26,944	782
*	Kinetic Concepts, Inc.	24,288	776
*	Thoratec Corp.	25,648	673
*	Nuvasive, Inc.	16,519	662
*	Haemonetics Corp.	11,564	609
	West Pharmaceutical
	Services, Inc.	15,003	603
*	Immucor Inc.	32,215	583
	The Cooper Companies, Inc.	20,710	566
	Hill-Rom Holdings, Inc.	27,188	557
*	Masimo Corp.	22,156	557

			Market
			Value•
		Shares	($000)
*	American Medical Systems
	Holdings, Inc.	33,468	510
	Meridian Bioscience Inc.	18,514	446
*	ev3 Inc.	29,037	370
*	Align Technology, Inc.	26,125	350
*	Integra LifeSciences Holdings	9,461	320
*	Sirona Dental Systems Inc.	11,300	299
	Invacare Corp.	13,459	291
*	Wright Medical Group, Inc.	17,397	282
*	Volcano Corp.	19,639	281
*	Abaxis, Inc.	10,080	268
*	Conceptus, Inc.	13,865	251
*	CONMED Corp.	13,268	237
*	ICU Medical, Inc.	6,087	226
*	Greatbatch, Inc.	10,459	225
*	Merit Medical Systems, Inc.	12,225	221
	Analogic Corp.	6,092	217
*	Quidel Corp.	13,393	207
*	Orthofix International N.V.	7,038	193
*	Cyberonics, Inc.	12,614	190
*	SonoSite, Inc.	7,848	183
*	Natus Medical Inc.	12,725	181
*	Symmetry Medical Inc.	16,406	181
*	Neogen Corp.	6,441	180
*	Zoll Medical Corp.	9,765	176
*	SurModics, Inc.	7,063	162
*	Dexcom Inc.	17,707	138
*	Orthovita, Inc.	31,190	132
*	Accuray Inc.	20,270	130
*	Kensey Nash Corp.	4,774	125
*	ABIOMED, Inc.	14,263	118
*	RTI Biologics, Inc.	24,723	112
*	Palomar Medical
	Technologies, Inc.	8,043	112
	Atrion Corp.	772	106
*	CryoLife Inc.	12,527	93
*	IRIS International, Inc.	8,407	86
*	Cantel Medical Corp.	6,368	86
*	Synovis Life
	Technologies, Inc.	5,246	82
*	Insulet Corp.	8,256	76
*	MAKO Surgical Corp.	8,891	76
*	Somanetics Corp.	5,482	72
*	ATS Medical, Inc.	21,131	57
*	Exactech, Inc.	3,791	56
*	OraSure Technologies, Inc.	21,335	56
*	TomoTherapy, Inc.	16,056	54
*	Cynosure Inc.	4,665	51
*	Stereotaxis Inc.	14,315	50
*	Hansen Medical Inc.	11,591	39
			117,754
Health Care Providers & Services (17.0%)
	UnitedHealth Group Inc.	543,441	15,216
*	Medco Health
	Solutions, Inc.	220,354	12,168
*	WellPoint Inc.	221,450	11,704
*	Express Scripts Inc.	117,805	8,508
	McKesson Corp.	123,940	7,047
	Aetna Inc.	204,203	5,820
	Cardinal Health, Inc.	163,875	5,667
	Quest Diagnostics, Inc.	71,986	3,884
	CIGNA Corp.	124,657	3,669
*	Laboratory Corp. of
	America Holdings	49,237	3,436
	AmerisourceBergen Corp.	138,550	2,952

Health Care Index Fund

			Market
			Value•
		Shares	($000)
*	Humana Inc.	77,531	2,768
*	DaVita, Inc.	47,239	2,443
*	Henry Schein, Inc.	40,820	2,163
*	Coventry Health Care Inc.	68,004	1,484
*	Community Health
	Systems, Inc.	41,605	1,280
	Omnicare, Inc.	54,013	1,236
	Universal Health Services
	Class B	20,878	1,227
*	Patterson Companies, Inc.	41,493	1,130
*	MEDNAX, Inc.	20,859	1,086
*	Tenet Healthcare Corp.	217,750	1,015
*	VCA Antech, Inc.	38,657	957
*	Lincare Holdings, Inc.	32,490	857
	Owens & Minor, Inc.	18,981	840
*	Health Management
	Associates Class A	111,479	770
*	Health Net Inc.	47,391	726
*	Psychiatric Solutions, Inc.	24,246	650
*	HealthSouth Corp.	40,204	628
*	LifePoint Hospitals, Inc.	23,653	594
*	AMERIGROUP Corp.	24,207	572
*	PSS World Medical, Inc.	27,592	564
*	Amedisys Inc.	12,390	552
*	Magellan Health
	Services, Inc.	16,128	518
*	Catalyst Health
	Solutions, Inc.	16,834	481
*	WellCare Health Plans Inc.	19,253	467
	Chemed Corp.	10,287	448
*	HMS Holdings Corp.	11,601	436
	Brookdale Senior Living Inc.	23,878	379
*	Centene Corp.	19,638	340
*	Emergency Medical
	Services LP Class A	6,936	315
*	Healthspring, Inc.	22,612	299
*	AmSurg Corp.	14,422	293
*	PharMerica Corp.	13,972	280
*	Gentiva Health Services, Inc.	12,597	278
*	inVentiv Health, Inc.	15,147	241
	Landauer, Inc.	4,313	237
*	Kindred Healthcare, Inc.	14,322	204
*	Universal American Corp.	22,218	204
*	Healthways, Inc.	15,403	201
*	Hanger Orthopedic
	Group, Inc.	14,118	198
*	Odyssey Healthcare, Inc.	15,191	196
*	MWI Veterinary Supply Inc.	5,258	196
*	IPC The Hospitalist Co.	6,271	185
*	LHC Group Inc.	7,544	184
*	Bio-Reference
	Laboratories, Inc.	5,408	180
*	Emeritus Corp.	9,800	177
*	RehabCare Group, Inc.	8,224	173
*	Triple-S Management Corp.	9,169	170
*	Air Methods Corp.	4,976	170
*	Res-Care, Inc.	11,477	166
*	Sun Healthcare Group Inc.	19,778	163
*	AMN Healthcare
	Services, Inc.	15,625	154
*	Genoptix, Inc.	4,621	133
*	Molina Healthcare Inc.	6,369	129
*	Cross Country
	Healthcare, Inc.	13,534	125
*	CorVel Corp.	3,891	117
	National Healthcare Corp.	3,030	116

			Market
			Value•
		Shares	($000)
*	Almost Family Inc.	3,356	92
*	Assisted Living Concepts Inc.	4,499	91
*	Clarient, Inc.	21,398	84
*	Chindex International, Inc.	5,878	80
	Ensign Group Inc.	5,153	71
*	Skilled Healthcare Group Inc.	9,450	71
*	MedCath Corp.	7,643	70
*	Nighthawk Radiology
	Holdings, Inc.	11,187	70
*	Alliance HealthCare
	Services Inc.	11,891	66
*	Sunrise Senior Living, Inc.	20,913	46
*	CardioNet, Inc.	6,385	46
*	Virtual Radiologic Corp.	3,358	39
			112,992
Health Care Technology (1.0%)
*	Cerner Corp.	31,291	1,931
	IMS Health, Inc.	83,151	1,153
*	HLTH Corp.	44,001	639
	Quality Systems, Inc.	8,394	452
	Allscripts Healthcare
	Solutions, Inc.	29,969	445
*	Eclipsys Corp.	25,559	428
*	AthenaHealth Inc.	9,948	400
*	MedAssets, Inc.	12,352	276
*	Phase Forward Inc.	19,539	251
	Computer Programs and
	Systems, Inc.	4,481	173
*	Omnicell, Inc.	14,429	159
*	Vital Images, Inc.	6,783	86
			6,393
Life Sciences Tools & Services (4.3%)
*	Thermo Fisher Scientific, Inc.	191,019	8,636
*	Life Technologies Corp.	79,873	3,557
*	Waters Corp.	43,984	2,212
*	Illumina, Inc.	56,279	1,985
*	Millipore Corp.	25,230	1,671
*	Covance, Inc.	28,953	1,537
*	Mettler-Toledo
	International Inc.	15,287	1,336
*	Charles River
	Laboratories, Inc.	30,426	1,049
	Techne Corp.	16,208	1,000
	Pharmaceutical Product
	Development, Inc.	48,471	975
	PerkinElmer, Inc.	52,952	966
*	Bio-Rad Laboratories, Inc.
	Class A	8,600	742
*	Varian, Inc.	13,355	684
*	Dionex Corp.	8,201	493
*	PAREXEL International Corp.	26,378	338
*	Luminex Corp.	18,059	276
*	Bruker BioSciences Corp.	26,183	266
*	Affymetrix, Inc.	31,915	246
*	Sequenom, Inc.	26,281	168
*	eResearch Technology, Inc.	19,659	124
*	Albany Molecular
	Research, Inc.	11,096	89
*	Kendle International Inc.	6,468	85
*	Enzo Biochem, Inc.	15,593	79
*	Life Sciences Research, Inc.	4,599	36
			28,550
Pharmaceuticals (45.4%)
	Johnson & Johnson	1,259,228	76,108
	Pfizer Inc.	3,083,499	51,494
	Abbott Laboratories	706,233	31,943

			Market
			Value•
		Shares	($000)
	Merck & Co., Inc.	963,475	31,246
	Wyeth	609,410	29,160
	Schering-Plough Corp.	743,189	20,943
	Bristol-Myers Squibb Co.	905,228	20,033
	Eli Lilly & Co.	472,551	15,812
	Allergan, Inc.	139,135	7,780
*	Forest Laboratories, Inc.	137,114	4,013
*	Mylan Inc.	139,079	2,040
*	Watson
	Pharmaceuticals, Inc.	45,403	1,602
*	Endo Pharmaceuticals
	Holdings, Inc.	52,696	1,189
*	King Pharmaceuticals, Inc.	112,436	1,167
	Perrigo Co. (U.S. Shares)	35,977	1,062
*	Warner Chilcott PLC	45,740	932
*	Valeant Pharmaceuticals
	International	35,251	913
*	Sepracor Inc.	49,664	901
*	Auxilium
	Pharmaceuticals, Inc.	19,303	556
	Medicis
	Pharmaceutical Corp.	25,793	476
*	Nektar Therapeutics	42,056	349
*	Par Pharmaceutical Cos. Inc.	15,775	323
*	ViroPharma Inc.	35,940	288
*	Salix Pharmaceuticals, Ltd.	21,877	274
*	Xenoport Inc.	12,341	225
*	Inspire Pharmaceuticals, Inc.	33,440	200
*	Vivus, Inc.	29,947	185
*	The Medicines Co.	23,863	182
*	Questcor
	Pharmaceuticals, Inc.	27,267	158
*	Cypress Bioscience, Inc.	17,277	120
*	Cadence
	Pharmaceuticals, Inc.	9,477	103
*	Pain Therapeutics, Inc.	16,479	84
*	Durect Corp.	33,509	82
*	Pozen Inc.	11,559	78
*	MAP Pharmaceuticals Inc.	6,123	54
*	K-V Pharmaceutical Co.
	Class A	15,922	36
*	Akorn, Inc.	26,476	35
*	Sucampo
	Pharmaceuticals Inc.	3,601	20
*	Caraco Pharmaceutical
	Laboratories, Ltd.	158	1
			302,167
Total Common Stocks
(Cost $784,004)			664,771
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1,2	Vanguard Market
	Liquidity Fund, 0.277%
	(Cost $49)	49,000	49
Total Investments (100.0%)
(Cost $784,053)			664,820
Other Assets and Liabilities (0.0%)
Other Assets			4,309
Liabilities[2]			(4,056)
			253
Net Assets (100%)			665,073

Health Care Index Fund

At August 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	798,382
Undistributed Net Investment Income	7,265
Accumulated Net Realized Losses	(21,341)
Unrealized Appreciation (Depreciation)	(119,233)
Net Assets	665,073

Admiral Shares—Net Assets
Applicable to 4,399,329 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	110,824
Net Asset Value Per Share—
Admiral Shares	$25.19

ETF Shares—Net Assets
Applicable to 11,002,626 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	554,249
Net Asset Value Per Share—
ETF Shares	$50.37

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $48,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $49,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Statement of Operations

Year Ended
August 31, 2009
($000)
Investment Income
Income
Dividends	12,674
Interest[1]	4
Security Lending	57
Total Income	12,735
Expenses
The Vanguard Group—Note B
Investment Advisory Services	87
Management and Administrative—
Admiral Shares	243
Management and Administrative—
ETF Shares	896
Marketing and Distribution—
Admiral Shares	25
Marketing and Distribution—
ETF Shares	167
Custodian Fees	14
Auditing Fees	24
Shareholders’ Reports and Proxies—
Admiral Shares	1
Shareholders’ Reports and Proxies—
ETF Shares	135
Trustees’ Fees and Expenses	1
Total Expenses	1,593
Net Investment Income	11,142
Realized Net Gain (Loss) on
Investment Securities Sold	7,908
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(100,604)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(81,554)

Statement of Changes in Net Assets

	Year Ended August 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,142	9,098
Realized Net Gain (Loss)	7,908	3,694
Change in Unrealized Appreciation (Depreciation)	(100,604)	(35,268)
Net Increase (Decrease) in Net Assets Resulting from Operations	(81,554)	(22,476)
Distributions
Net Investment Income
Admiral Shares	(1,658)	(1,807)
ETF Shares	(8,673)	(6,890)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(10,331)	(8,697)
Capital Share Transactions
Admiral Shares	(7,704)	10,131
ETF Shares	14,318	162,011
Net Increase (Decrease) from Capital Share Transactions	6,614	172,142
Total Increase (Decrease)	(85,271)	140,969
Net Assets
Beginning of Period	750,344	609,375
End of Period[2]	665,073	750,344

1 Interest income from an affiliated company of the fund was $4,000.
2 Net Assets—End of Period includes undistributed net investment income of $7,265,000 and $6,454,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Financial Highlights

Admiral Shares

				Year Ended August 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$28.68	$29.82	$27.99	$26.92	$23.97
Investment Operations
Net Investment Income	.398	.345	.392	.304[1]	.274[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(3.524)	(1.090)	1.736	.951	2.762
Total from Investment Operations	(3.126)	(.745)	2.128	1.255	3.036
Distributions
Dividends from Net Investment Income	(.364)	(.395)	(.298)	(.185)	(.086)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.364)	(.395)	(.298)	(.185)	(.086)
Net Asset Value, End of Period	$25.19	$28.68	$29.82	$27.99	$26.92

Total Return[2]	–10.74%	–2.59%	7.65%	4.68%	12.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$111	$136	$132	$108	$73
Ratio of Total Expenses to
Average Net Assets	0.28%	0.25%	0.26%	0.28%	0.28%
Ratio of Net Investment Income to
Average Net Assets	1.75%	1.36%	1.42%	1.12%	1.11%
Portfolio Turnover Rate[3]	6%	8%	10%	11%	9%

1 Calculated based on average shares outstanding.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

				Year Ended August 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$57.36	$59.65	$55.99	$53.85	$47.90
Investment Operations
Net Investment Income	.809	.720	.809	.622[1]	.597[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(7.045)	(2.190)	3.466	1.905	5.486
Total from Investment Operations	(6.236)	(1.470)	4.275	2.527	6.083
Distributions
Dividends from Net Investment Income	(.754)	(.820)	(.615)	(.387)	(.133)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.754)	(.820)	(.615)	(.387)	(.133)
Net Asset Value, End of Period	$50.37	$57.36	$59.65	$55.99	$53.85

Total Return	–10.70%	–2.55%	7.69%	4.71%	12.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$554	$614	$477	$364	$205
Ratio of Total Expenses to
Average Net Assets	0.25%	0.20%	0.22%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	1.78%	1.41%	1.46%	1.15%	1.13%
Portfolio Turnover Rate[2]	6%	8%	10%	11%	9%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Notes to Financial Statements

Vanguard Health Care Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2009, the fund had contributed capital of $145,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

Health Care Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2009, the fund realized $18,590,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2009, the fund had $7,895,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $10,937,000 to offset future net capital gains of $207,000 through August 31, 2014, $343,000 through August 31, 2015, $3,126,000 through August 31, 2016, and $7,261,000 through August 31, 2017. In addition, the fund realized losses of $10,493,000 during the period from November 1, 2008, through August 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At August 31, 2009, the cost of investment securities for tax purposes was $784,071,000. Net unrealized depreciation of investment securities for tax purposes was $119,251,000, consisting of unrealized gains of $19,721,000 on securities that had risen in value since their purchase and $138,972,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2009, the fund purchased $224,876,000 of investment securities and sold $216,796,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	9,782	428	26,987	923
Issued in Lieu of Cash Distributions	758	34	847	28
Redeemed[1]	(18,244)	(819)	(17,703)	(622)
Net Increase (Decrease)—Admiral Shares	(7,704)	(357)	10,131	329
ETF Shares
Issued	189,315	4,100	222,891	3,800
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(174,997)	(3,800)	(60,880)	(1,100)
Net Increase (Decrease)—ETF Shares	14,318	300	162,011	2,700
1 Net of redemption fees for fiscal 2009 and 2008 of $72,000 and $106,000, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2009, management considered the impact of subsequent events occurring through October 15, 2009, for potential recognition or disclosure in these financial statements.

Industrials Index Fund

Fund Profile

As of August 31, 2009

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	374	374	2,501
Median Market Cap	$18.4B	$18.4B	$27.3B
Price/Earnings Ratio	19.5x	19.5x	25.6x
Price/Book Ratio	2.2x	2.2x	2.1x
Yield[3]		2.1%	1.9%
Admiral Shares	1.8%
ETF Shares	1.8%
Return on Equity	19.4%	19.4%	19.3%
Earnings Growth Rate	11.1%	11.1%	9.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	8%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.92
Beta	1.00	1.22

Industry Diversification (% of equity exposure)

Aerospace & Defense	22.0%
Air Freight & Logistics	6.6
Airlines	1.8
Building Products	1.3
Construction & Engineering	3.7
Construction & Farm Machinery & Heavy Trucks	7.8
Diversified Support Services	1.3
Electrical Components & Equipment	6.5
Environmental & Facilities Services	3.3
Human Resource & Employment Services	1.4
Industrial Conglomerates	19.0
Industrial Machinery	10.0
Office Services & Supplies	1.2
Railroads	8.1
Research & Consulting Services	1.5
Trading Companies & Distributors	1.8
Trucking	1.4
Other Industrial	1.3

Ten Largest Holdings[6] (% of total net assets)

General Electric Co.	12.5%
United Technologies Corp.	4.5
3M Co.	4.0
United Parcel Service, Inc.	3.2
The Boeing Co.	2.9
Union Pacific Corp.	2.6
Burlington Northern Santa Fe Corp.	2.4
Emerson Electric Co.	2.4
Caterpillar, Inc.	2.3
Honeywell International Inc.	2.2
Top Ten	39.0%

1 MSCI US IMI/Industrials.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectuses dated December 29, 2008, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended August 31, 2009, the expense ratios were 0.28% for Admiral Shares and 0.25% for ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 The holdings listed exclude any temporary cash investments and equity index products.

Industrials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 23, 2004–August 31, 2009

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended August 31, 2009		of a $10,000
	One Year	Since Inception[1]	Investment
Industrials Index Fund ETF Shares Net Asset Value[2]	–28.41%	0.32%	$10,160
Industrials Index Fund ETF Shares Market Price	–28.40	0.33	10,162
MSCI US IMI/2500	–18.26	1.20	10,605
MSCI US IMI/Industrials	–28.38	0.13	10,062

			Final Value
			of a $100,000
	One Year	Since Inception[1]	Investment
Industrials Index Fund Admiral Shares[3]	–28.44%	–8.86%	$73,533
MSCI US IMI/2500	–18.26	–5.35	83,339
MSCI US IMI/Industrials	–28.38	–8.74	73,857

1 Performance for the fund and its comparative standards is calculated since the following inception dates: September 23, 2004, for ETF Shares; May 8, 2006, for Admiral Shares.
2 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
Note: See Financial Highlights tables for dividend and capital gains information.

Industrials Index Fund

Fiscal-Year Total Returns (%): September 23, 2004–August 31, 2009

Cumulative Returns: ETF Shares, September 23, 2004–August 31, 2009
		Cumulative
		Since
	One Year	Inception
Industrials Index Fund ETF Shares Market Price	–28.40%	1.62%
Industrials Index Fund ETF Shares Net Asset Value	–28.41	1.60
MSCI US IMI/Industrials	–28.38	0.62

Average Annual Total Returns: Periods Ended June 30, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	9/23/2004
Market Price		–34.87%	–2.33%
Net Asset Value		–34.93	–2.33
Admiral Shares[1]	5/8/2006	–34.94	–12.93

1 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
Note: See Financial Highlights tables for dividend and capital gains information.

Industrials Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Aerospace & Defense (21.8%)
	United Technologies Corp.	146,185	8,678
	The Boeing Co.	112,691	5,597
	Honeywell International Inc.	115,430	4,243
	Lockheed Martin Corp.	54,730	4,104
	General Dynamics Corp.	53,458	3,164
	Raytheon Co.	64,371	3,037
	Northrop Grumman Corp.	50,196	2,450
	Precision Castparts Corp.	22,860	2,087
	L-3 Communications
	Holdings, Inc.	19,016	1,415
	ITT Industries, Inc.	28,229	1,414
	Rockwell Collins, Inc.	25,872	1,191
	Goodrich Corp.	20,219	1,115
*	Alliant Techsystems, Inc.	5,349	413
*	TransDigm Group, Inc.	6,294	280
*	BE Aerospace, Inc.	15,647	268
*	Spirit Aerosystems
	Holdings Inc.	16,976	264
	Curtiss-Wright Corp.	7,356	240
*	Teledyne Technologies, Inc.	5,563	188
*	Moog Inc.	6,321	183
*	Hexcel Corp.	15,736	171
*	Esterline Technologies Corp.	4,858	150
*	Orbital Sciences Corp.	9,204	136
	Triumph Group, Inc.	2,708	118
*	AAR Corp.	6,373	108
*	DynCorp International Inc.
	Class A	5,988	103
	Cubic Corp.	2,657	94
	American Science &
	Engineering, Inc.	1,488	92
*	Axsys Technologies, Inc.	1,554	84
*	Ceradyne, Inc.	4,136	78
	HEICO Corp. Class A	2,330	72
*	Aerovironment Inc.	2,413	68
*	Stanley Inc.	2,309	59
	Applied Signal
	Technology, Inc.	2,018	51
*	Argon ST, Inc.	2,307	46
*	Taser International Inc.	9,543	43
*	Ladish Co., Inc.	2,538	37
	HEICO Corp.	950	35
*	GenCorp, Inc.	7,367	33
	Ducommun, Inc.	1,629	29
			41,938
Air Freight & Logistics (6.6%)
	United Parcel Service, Inc.	114,220	6,106
	FedEx Corp.	48,317	3,320
	C.H. Robinson
	Worldwide Inc.	27,682	1,557
	Expeditors International
	of Washington, Inc.	34,686	1,133
*	UTI Worldwide, Inc.	15,463	199
*	Hub Group, Inc.	6,042	133

			Market
			Value•
		Shares	($000)
*	Atlas Air Worldwide
	Holdings, Inc.	2,919	73
	Pacer International, Inc.	5,672	23
			12,653
Airlines (1.8%)
	Southwest Airlines Co.	121,117	991
*	Delta Air Lines Inc.	125,898	909
*	Continental Airlines, Inc.
	Class B	22,556	299
*	AMR Corp.	46,492	254
*	JetBlue Airways Corp.	38,295	223
*	Alaska Air Group, Inc.	5,938	150
*	UAL Corp.	23,484	146
	Skywest, Inc.	9,314	144
*	AirTran Holdings, Inc.	18,533	123
*	Allegiant Travel Co.	1,997	78
*	US Airways Group Inc.	21,409	73
*	Hawaiian Holdings, Inc.	8,420	62
*	Republic Airways
	Holdings Inc.	5,582	51
			3,503
Building Products (1.3%)
	Masco Corp.	58,661	849
*	Owens Corning Inc.	12,562	281
	Lennox International Inc.	7,694	276
*	USG Corp.	11,315	168
	Simpson Manufacturing Co.	6,337	163
	Universal Forest
	Products, Inc.	2,813	116
	Ameron International Corp.	1,434	116
*	Armstrong Worldwide
	Industries, Inc.	3,270	109
*	Griffon Corp.	8,728	92
	Quanex Building
	Products Corp.	6,131	83
	Apogee Enterprises, Inc.	4,602	61
	Gibraltar Industries Inc.	3,915	47
	AAON, Inc.	2,150	45
	American Woodmark Corp.	1,490	30
*	Builders FirstSource, Inc.	2,931	23
*	NCI Building Systems, Inc.	3,197	9
*	China Architectural
	Engineering Inc.	2,493	4
			2,472
Commercial Services & Supplies (6.8%)
	Waste Management Inc.	76,294	2,283
	Republic Services, Inc.
	Class A	61,876	1,585
*	Iron Mountain, Inc.	29,730	871
	Pitney Bowes, Inc.	33,762	754
*	Stericycle, Inc.	13,201	654
	Cintas Corp.	22,475	617
	R.R. Donnelley & Sons Co.	33,520	598
	Avery Dennison Corp.	16,555	511
*	Copart, Inc.	11,583	409
*	Corrections Corp. of America	18,792	373
*	Covanta Holding Corp.	20,148	361

			Market
			Value•
		Shares	($000)
*	Waste Connections, Inc.	13,092	358
*	Tetra Tech, Inc.	9,793	289
*	Clean Harbors Inc.	3,846	227
	The Brink’s Co.	7,050	186
*	United Stationers, Inc.	3,860	176
	ABM Industries Inc.	7,082	159
*	Geo Group Inc.	8,352	153
	Mine Safety Appliances Co.	5,542	148
	Herman Miller, Inc.	8,801	143
	Deluxe Corp.	8,355	140
	HNI Corp.	6,140	132
	Rollins, Inc.	7,388	132
*	Sykes Enterprises, Inc.	5,726	120
	Healthcare Services
	Group, Inc.	6,711	119
	EnergySolutions	12,266	109
*	Mobile Mini, Inc.	5,704	101
*	EnerNOC Inc.	2,891	78
*	GeoEye Inc.	2,988	76
	Knoll, Inc.	7,677	74
	McGrath RentCorp	3,716	73
	G & K Services, Inc. Class A	3,107	73
	Steelcase Inc.	10,841	68
*	ATC Technology Corp.	3,227	67
	Viad Corp.	3,345	60
	Ennis, Inc.	4,205	57
*	American Reprographics Co.	5,975	55
	Interface, Inc.	8,213	54
	American Ecology Corp.	2,841	52
*	Team, Inc.	2,893	50
*	Acco Brands Corp.	8,982	50
*	Cornell Cos., Inc.	2,288	46
	Bowne & Co., Inc.	6,255	44
*	Cenveo Inc.	8,362	43
*	M&F Worldwide Corp.	2,021	40
*	Consolidated Graphics, Inc.	1,612	33
*	Innerworkings, Inc.	5,143	29
*	Fuel-Tech N.V.	2,740	28
	Schawk, Inc.	2,445	28
	Courier Corp.	1,618	26
*	APAC Teleservices, Inc.	4,547	25
	Kimball International, Inc.
	Class B	3,874	25
*	Standard Parking Corp.	1,389	24
*	Waste Services, Inc.	4,599	20
*	Metalico, Inc.	4,167	17
	The Standard Register Co.	1,572	7
			13,030
Construction & Engineering (3.7%)
	Fluor Corp.	29,341	1,552
*	Jacobs Engineering
	Group Inc.	20,166	887
*	Quanta Services, Inc.	32,206	712
*	Foster Wheeler AG	20,603	597
	KBR Inc.	26,180	593
*	URS Corp.	13,645	590
*	Shaw Group, Inc.	13,640	400
*	Aecom Technology Corp.	14,246	391
*	EMCOR Group, Inc.	10,766	249
	Granite Construction Co.	5,686	183
*	Insituform Technologies Inc.
	Class A	6,336	121
*	Mastec Inc.	9,886	94
*	Orion Marine Group, Inc.	4,265	87
*	Tutor Perini Corp.	4,353	85

Industrials Index Fund

			Market
			Value•
		Shares	($000)
*	Layne Christensen Co.	3,149	81
	Comfort Systems USA, Inc.	6,468	77
*	Dycom Industries, Inc.	6,601	74
*	MYR Group, Inc.	3,053	63
	Great Lakes Dredge &
	Dock Co.	8,595	56
*	Northwest Pipe Co.	1,535	51
*	Michael Baker Corp.	1,302	44
*	Pike Electric Corp.	2,987	33
*	Sterling Construction Co., Inc.	2,038	33
*	Furmanite Corp.	5,805	21
*	Argan Inc.	892	12
	Primoris Services Corp.	978	7
			7,093
Electrical Equipment (6.6%)
	Emerson Electric Co.	122,746	4,526
	Rockwell Automation, Inc.	23,168	970
*	First Solar, Inc.	7,580	922
	Cooper Industries, Inc.
	Class A	27,237	878
	Roper Industries Inc.	14,791	701
	AMETEK, Inc.	17,548	552
	Hubbell Inc. Class B	8,005	308
*	General Cable Corp.	8,440	298
*	GrafTech International Ltd.	19,644	279
	Regal-Beloit Corp.	5,766	262
*	Thomas & Betts Corp.	8,689	241
	Brady Corp. Class A	8,000	237
*	SunPower Corp. Class A	8,667	220
*	American
	Superconductor Corp.	6,708	217
	Acuity Brands, Inc.	6,691	215
	Woodward Governor Co.	10,043	211
	Baldor Electric Co.	7,163	201
	Belden Inc.	7,632	160
*	EnerSys	7,461	148
*	SunPower Corp. Class B	6,863	147
	A.O. Smith Corp.	3,195	122
*	II-VI, Inc.	4,147	111
	Franklin Electric, Inc.	3,031	95
*	Energy Conversion
	Devices, Inc.	7,466	83
	Encore Wire Corp.	3,011	71
*	AZZ Inc.	2,061	71
*	Powell Industries, Inc.	1,401	53
*	Evergreen Solar, Inc.	31,317	53
*	Ener1, Inc.	7,526	48
*	Polypore International Inc.	3,990	45
*	FuelCell Energy, Inc.	9,967	36
*	GT Solar International Inc.	5,822	30
	Vicor Corp.	3,172	23
*	Fushi Copperweld, Inc.	2,463	19
	Preformed Line Products Co.	428	16
*	Valence Technology Inc.	10,005	15
*	Power-One, Inc.	10,570	14
*	Orion Energy Systems Inc.	2,839	9
*	Plug Power, Inc.	12,573	9
			12,616
Industrial Conglomerates (19.0%)
	General Electric Co.	1,729,770	24,044
	3M Co.	107,624	7,760
	Tyco International Ltd.	77,325	2,450
*	McDermott
	International, Inc.	37,253	885
	Textron, Inc.	43,402	667
	Carlisle Co., Inc.	10,033	331
	Otter Tail Corp.	5,492	129
	Raven Industries, Inc.	2,643	76
	Seaboard Corp.	61	67

			Market
			Value•
		Shares	($000)
	Tredegar Corp.	4,177	63
	Standex International Corp.	1,965	34
			36,506
Machinery (17.8%)
	Caterpillar, Inc.	98,295	4,454
	Deere & Co.	69,043	3,010
	Illinois Tool Works, Inc.	69,324	2,899
	Danaher Corp.	44,251	2,687
	PACCAR, Inc.	56,359	2,039
	Ingersoll-Rand PLC	52,124	1,610
	Cummins Inc.	31,318	1,419
	Eaton Corp.	25,668	1,385
	Parker Hannifin Corp.	26,227	1,276
	Dover Corp.	30,440	1,053
	Flowserve Corp.	9,152	789
	Joy Global Inc.	16,649	647
	Pall Corp.	19,274	573
	Oshkosh Truck Corp.	14,286	480
*	AGCO Corp.	15,099	472
	Donaldson Co., Inc.	11,941	449
*	Navistar International Corp.	10,341	447
	SPX Corp.	7,994	445
	Pentair, Inc.	15,318	434
	Harsco Corp.	13,092	408
	Bucyrus International, Inc.	12,235	365
	IDEX Corp.	13,165	348
	Lincoln Electric Holdings, Inc.	6,989	318
	Kennametal, Inc.	13,096	289
*	Terex Corp.	17,190	283
	The Timken Co.	13,379	282
	Wabtec Corp.	7,403	277
*	Gardner Denver Inc.	8,512	276
	CLARCOR Inc.	8,315	267
	Nordson Corp.	4,933	264
	Valmont Industries, Inc.	3,017	248
	Graco, Inc.	9,791	246
	The Toro Co.	5,945	226
	Trinity Industries, Inc.	12,993	205
	Kaydon Corp.	5,490	183
	Crane Co.	7,631	179
*	ESCO Technologies Inc.	4,293	159
	Actuant Corp.	10,809	153
	Mueller Industries Inc.	6,068	147
	Watts Water Technologies, Inc.	4,753	143
	Briggs & Stratton Corp.	8,104	143
	The Manitowoc Co., Inc.	21,401	142
*	The Middleby Corp.	2,738	129
	Barnes Group, Inc.	7,258	107
	Robbins & Myers, Inc.	4,548	106
	Mueller Water Products, Inc.
	Class A	18,887	87
*	Chart Industries, Inc.	4,634	87
	Badger Meter, Inc.	2,289	83
	Lindsay Manufacturing Co.	1,899	79
*	Astec Industries, Inc.	3,112	79
	Albany International Corp.	4,478	77
	John Bean Technologies Corp.	4,489	75
*	EnPro Industries, Inc.	3,313	71
	CIRCOR International, Inc.	2,762	71
	Tennant Co.	2,679	69
*	Blount International, Inc.	6,581	60
*	Force Protection, Inc.	11,190	59
	Gorman-Rupp Co.	2,461	58
	Federal Signal Corp.	7,720	55
	NACCO Industries, Inc.
	Class A	930	54
*	L.B. Foster Co. Class A	1,669	50
*	Colfax Corp.	4,303	46
	Titan International, Inc.	5,318	44
	Sun Hydraulics Corp.	2,019	37

			Market
			Value•
		Shares	($000)
	Freightcar America Inc.	1,940	37
*	Columbus McKinnon Corp.	2,915	36
*	K-Tron International, Inc.	408	34
	Cascade Corp.	1,329	34
	Dynamic Materials Corp.	2,084	34
	Ampco-Pittsburgh Corp.	1,406	34
	The Greenbrier Cos., Inc.	2,533	33
*	Energy Recovery Inc.	5,325	28
*	3D Systems Corp.	3,106	25
*	Kadant Inc.	2,101	25
*	Tecumseh Products Co.
	Class A	2,195	20
	American Railcar
	Industries, Inc.	1,745	17
*	TriMas Corp.	2,800	14
	Sauer-Danfoss, Inc.	1,968	11
*	Tecumseh Products Co.
	Class B	486	5
			34,089
Marine (0.4%)
*	Kirby Corp.	8,300	307
	Alexander & Baldwin, Inc.	6,817	196
	Genco Shipping and
	Trading Ltd.	4,635	90
	Eagle Bulk Shipping Inc.	7,591	38
*	American Commercial
	Lines Inc.	1,652	35
	Horizon Lines Inc.	4,715	26
*	TBS International Ltd.	2,089	17
			709
Professional Services (2.9%)
	Manpower Inc.	12,797	662
	The Dun & Bradstreet Corp.	8,699	635
	Robert Half International, Inc.	23,686	623
	Equifax, Inc.	20,646	571
*	IHS Inc. Class A	8,225	398
*	FTI Consulting, Inc.	8,386	365
*	Monster Worldwide Inc.	19,537	317
	Watson Wyatt & Co. Holdings	6,960	304
*	MPS Group, Inc.	15,079	149
	The Corporate Executive
	Board Co.	5,602	135
*	CoStar Group, Inc.	3,074	117
*	Resources Connection, Inc.	7,045	108
*	Navigant Consulting, Inc.	8,151	103
*	Korn/Ferry International	7,304	101
*	TrueBlue, Inc.	7,098	96
	Administaff, Inc.	3,754	91
*	School Specialty, Inc.	3,075	70
*	The Advisory Board Co.	2,630	69
*	Exponent, Inc.	2,249	64
*	Huron Consulting Group Inc.	3,221	61
*	Kforce Inc.	5,373	60
	Heidrick & Struggles
	International, Inc.	2,771	58
*	CBIZ Inc.	7,593	54
	Kelly Services, Inc. Class A	4,601	53
*	CRA International Inc.	1,762	49
*	Spherion Corp.	8,467	46
*	ICF International, Inc.	1,457	40
	CDI Corp.	2,139	32
*	First Advantage Corp. Class A	1,518	27
*	Hill International Inc.	3,987	24
*	Volt Information Sciences Inc.	2,334	23
*	Odyssey Marine
	Exploration, Inc.	8,251	15
*	LECG Corp.	3,971	13
			5,533

Industrials Index Fund

			Market
			Value•
		Shares	($000)
Road & Rail (9.5%)
	Union Pacific Corp.	82,344	4,925
	Burlington Northern
	Santa Fe Corp.	55,443	4,603
	Norfolk Southern Corp.	59,955	2,750
	CSX Corp.	63,944	2,718
	J.B. Hunt Transport
	Services, Inc.	14,378	403
*	Kansas City Southern	14,930	357
	Ryder System, Inc.	9,092	346
	Con-way, Inc.	7,564	316
	Landstar System, Inc.	8,438	294
*	Hertz Global Holdings Inc.	29,582	293
*	Genesee & Wyoming Inc.
	Class A	6,149	193
	Knight Transportation, Inc.	10,273	169
*	Old Dominion Freight Line, Inc.	4,567	163
*	Avis Budget Group, Inc.	16,530	161
	Heartland Express, Inc.	9,805	139
	Werner Enterprises, Inc.	7,502	131
	Arkansas Best Corp.	3,920	125
*	Amerco, Inc.	1,113	51
*	Marten Transport, Ltd.	2,678	45
*	Saia, Inc.	2,205	39
*	YRC Worldwide, Inc.	9,732	22
*	Patriot Transportation
	Holding, Inc.	273	21
	Universal Truckload
	Services, Inc.	1,046	17
			18,281
Trading Companies & Distributors (1.8%)
	W.W. Grainger, Inc.	10,152	888
	Fastenal Co.	21,790	789
	MSC Industrial
	Direct Co., Inc. Class A	7,159	283
	Watsco, Inc.	4,011	212
	GATX Corp.	7,700	211
*	WESCO International, Inc.	6,499	156
	Applied Industrial
	Technology, Inc.	6,294	130
*	Beacon Roofing Supply, Inc.	7,363	124
*	Interline Brands, Inc.	5,297	89
	Kaman Corp. Class A	4,198	87
*	United Rentals, Inc.	8,816	81
	Aircastle Ltd.	8,349	78
*	Rush Enterprises, Inc.
	Class A	4,276	60
*	H&E Equipment Services, Inc.	3,410	34
	TAL International Group, Inc.	2,633	32
	Houston Wire & Cable Co.	2,703	31
*	RSC Holdings Inc.	4,213	30
	Aceto Corp.	4,036	27
*	Titan Machinery, Inc.	2,169	26
*	Rush Enterprises, Inc. Class B	1,230	16
	Lawson Products, Inc.	720	13
			3,397
Transportation Infrastructure (0.0%)
	Macquarie Infrastructure
	Co. LLC	7,097	44
Total Investments (100.0%)
(Cost $294,972)			191,864
Other Assets and Liabilities (0.0%)
Other Assets			985
Liabilities			(972)
			13
Net Assets (100%)			191,877

At August 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	309,717
Undistributed Net Investment Income	2,743
Accumulated Net Realized Losses	(17,475)
Unrealized Appreciation (Depreciation)	(103,108)
Net Assets	191,877

Admiral Shares—Net Assets
Applicable to 252,176 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,014
Net Asset Value Per Share—
Admiral Shares	$23.85

ETF Shares—Net Assets
Applicable to 4,001,305 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	185,863
Net Asset Value Per Share—
ETF Shares	$46.45

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Statement of Operations

Year Ended
August 31, 2009
($000)
Investment Income
Income
Dividends	5,681
Interest[1]	1
Security Lending	5
Total Income	5,687
Expenses
The Vanguard Group—Note B
Investment Advisory Services	29
Management and Administrative—
Admiral Shares	13
Management and Administrative—
ETF Shares	224
Marketing and Distribution—
Admiral Shares	2
Marketing and Distribution—
ETF Shares	67
Custodian Fees	37
Auditing Fees	24
Shareholders’ Reports and Proxies—
Admiral Shares	—
Shareholders’ Reports and Proxies—
ETF Shares	78
Total Expenses	474
Net Investment Income	5,213
Realized Net Gain (Loss) on
Investment Securities Sold	(28,412)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(81,669)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(104,868)

Statement of Changes in Net Assets

	Year Ended August 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,213	4,411
Realized Net Gain (Loss)	(28,412)	18,166
Change in Unrealized Appreciation (Depreciation)	(81,669)	(46,076)
Net Increase (Decrease) in Net Assets Resulting from Operations	(104,868)	(23,499)
Distributions
Net Investment Income
Admiral Shares	(158)	(67)
ETF Shares	(5,112)	(3,337)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(5,270)	(3,404)
Capital Share Transactions
Admiral Shares	(1,396)	7,721
ETF Shares	(54,110)	143,649
Net Increase (Decrease) from Capital Share Transactions	(55,506)	151,370
Total Increase (Decrease)	(165,644)	124,467
Net Assets
Beginning of Period	357,521	233,054
End of Period[2]	191,877	357,521

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $2,743,000 and $2,797,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Financial Highlights

Admiral Shares
				May 8,
		Year Ended		2006[1] to
		August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$34.20	$37.94	$30.72	$34.10
Investment Operations
Net Investment Income	.635	.576[2]	.510[2]	.164[2]
Net Realized and Unrealized Gain (Loss)
on Investments	(10.428)	(3.816)	7.090	(3.544)
Total from Investment Operations	(9.793)	(3.240)	7.600	(3.380)
Distributions
Dividends from Net Investment Income	(.557)	(.500)	(.380)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.557)	(.500)	(.380)	—
Net Asset Value, End of Period	$23.85	$34.20	$37.94	$30.72

Total Return[3]	–28.44%	–8.67%	24.90%	–9.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6	$11	$4	$0.2
Ratio of Total Expenses to Average Net Assets	0.28%	0.25%	0.26%	0.28%[4]
Ratio of Net Investment Income to Average Net Assets	2.71%	1.63%	1.46%	1.35%[4]
Portfolio Turnover Rate[5]	8%	7%	13%	9%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Financial Highlights

ETF Shares
					Sept. 23,
					2004[1] to
			Year Ended August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$66.65	$73.94	$59.85	$54.30	$48.79
Investment Operations
Net Investment Income	1.253	1.157[2]	1.026[2]	.842[2]	.650
Net Realized and Unrealized Gain (Loss)
on Investments	(20.342)	(7.466)	13.808	5.160	5.180
Total from Investment Operations	(19.089)	(6.309)	14.834	6.002	5.830
Distributions
Dividends from Net Investment Income	(1.111)	(.981)	(.744)	(.452)	(.320)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.111)	(.981)	(.744)	(.452)	(.320)
Net Asset Value, End of Period	$46.45	$66.65	$73.94	$59.85	$54.30

Total Return	–28.41%	–8.65%	24.95%	11.08%	11.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$186	$347	$229	$120	$16
Ratio of Total Expenses to Average Net Assets	0.25%	0.20%	0.22%	0.25%	0.26%[3]
Ratio of Net Investment Income to
Average Net Assets	2.74%	1.68%	1.50%	1.38%	1.30%[3]
Portfolio Turnover Rate[4]	8%	7%	13%	9%	11%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Notes to Financial Statements

Vanguard Industrials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2009, the fund had contributed capital of $39,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

Industrials Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2009, the fund realized $14,979,000 of net capital losses resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such losses are not taxable losses to the fund, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2009, the fund had $2,906,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $5,549,000 to offset future net capital gains of $18,000 through August 31, 2014, $283,000 through August 31, 2015, $552,000 through August 31, 2016, and $4,696,000 through August 31, 2017. In addition, the fund realized losses of $11,763,000 during the period from November 1, 2008, through August 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At August 31, 2009, the cost of investment securities for tax purposes was $295,135,000. Net unrealized depreciation of investment securities for tax purposes was $103,271,000, consisting of unrealized gains of $842,000 on securities that had risen in value since their purchase and $104,113,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2009, the fund purchased $94,330,000 of investment securities and sold $149,730,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	3,309	160	9,334	262
Issued in Lieu of Cash Distributions	128	6	56	2
Redeemed[1]	(4,833)	(231)	(1,669)	(48)
Net Increase (Decrease)—Admiral Shares	(1,396)	(65)	7,721	216
ETF Shares
Issued	77,709	1,900	250,498	3,601
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(131,819)	(3,100)	(106,849)	(1,500)
Net Increase (Decrease)—ETF Shares	(54,110)	(1,200)	143,649	2,101
1 Net of redemption fees for fiscal 2009 and 2008 of $42,000 and $25,000, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2009, management considered the impact of subsequent events occurring through October 15, 2009, for potential recognition or disclosure in these financial statements.

Information Technology Index Fund

Fund Profile

As of August 31, 2009

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	419	418	2,501
Median Market Cap	$107.4B	$107.4B	$27.3B
Price/Earnings Ratio	34.5x	34.4x	25.6x
Price/Book Ratio	3.3x	3.3x	2.1x
Yield[3]		0.9%	1.9%
Admiral Shares	0.6%
ETF Shares	0.7%
Return on Equity	22.6%	22.6%	19.3%
Earnings Growth Rate	20.7%	20.7%	9.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	12%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.86
Beta	1.00	1.09

Industry Diversification (% of equity exposure)

Application Software	4.1%
Communications Equipment	13.5
Computer Hardware	22.4
Computer Storage & Peripherals	3.3
Data Processing & Outsourced Services	7.3
Electronic Components	1.7
Electronic Equipment & Instruments	1.1
Electronic Manufacturing Services	1.4
Internet Software & Services	9.1
IT Consulting & Other Services	2.2
Semiconductor Equipment	2.3
Semiconductors	13.0
Systems Software	16.7
Other Information Technology	1.9

Ten Largest Holdings[6] (% of total net assets)

Microsoft Corp.	9.7%
International Business Machines Corp.	7.6
Apple Inc.	7.4
Cisco Systems, Inc.	6.1
Intel Corp.	5.6
Google Inc.	5.5
Hewlett-Packard Co.	5.3
Oracle Corp.	4.3
QUALCOMM Inc.	3.8
EMC Corp.	1.6
Top Ten	56.9%

1 MSCI US IMI/Information Technology.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectuses dated December 29, 2008, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended August 31, 2009, the expense ratios were 0.28% for the Admiral Shares and 0.25% for the ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 The holdings listed exclude any temporary cash investments and equity index products.

Information Technology Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2009		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Information Technology Index Fund
ETF Shares Net Asset Value[2]	–9.78%	3.94%	–0.64%	$9,646
Information Technology Index Fund
ETF Shares Market Price	–9.73	3.98	–0.62	9,656
MSCI US IMI/2500	–18.26	1.36	0.52	10,295
MSCI US IMI/Information Technology	–9.62	4.14	–0.46	9,746

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Information Technology Index Fund
Admiral Shares[3]	–9.79%	3.91%	1.30%	$107,273
MSCI US IMI/2500	–18.26	1.36	1.23	106,858
MSCI US IMI/Information Technology	–9.62	4.14	1.51	108,494

1 Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; March 25, 2004, for Admiral Shares.
2 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
Note: See Financial Highlights tables for dividend and capital gains information.

Information Technology Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2009

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2009
			Cumulative
			Since
	One Year	Five Years	Inception
Information Technology Index Fund ETF Shares Market Price	–9.73%	21.54%	–3.44%
Information Technology Index Fund ETF Shares Net Asset Value	–9.78	21.33	–3.54
MSCI US IMI/Information Technology	–9.62	22.47	–2.54

Average Annual Total Returns: Periods Ended June 30, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		–18.51%	–1.26%	–2.71%
Net Asset Value		–18.54	–1.26	–2.71
Admiral Shares[1]	3/25/2004	–18.55	–1.29	–0.81

1 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
Note: See Financial Highlights tables for dividend and capital gains information.

Information Technology Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Communications Equipment (13.5%)
*	Cisco Systems, Inc.	1,899,079	41,020
	QUALCOMM Inc.	544,918	25,295
	Motorola, Inc.	755,015	5,421
*	Juniper Networks, Inc.	172,305	3,975
	Harris Corp.	43,920	1,525
*	Brocade Communications
	Systems, Inc.	127,046	919
*	F5 Networks, Inc.	26,084	900
*	Tellabs, Inc.	124,262	788
*	CommScope, Inc.	26,831	723
*	Polycom, Inc.	27,451	648
*	3Com Corp.	127,067	553
*	Arris Group Inc.	40,790	541
*	Palm, Inc.	38,589	514
*	JDS Uniphase Corp.	70,460	484
	ADTRAN Inc.	18,417	419
*	Ciena Corp.	29,827	400
	Plantronics, Inc.	15,984	382
*	Riverbed Technology, Inc.	18,121	349
*	Comtech
	Telecommunications Corp.	9,265	315
*	Tekelec	19,507	304
*	InterDigital, Inc.	14,174	297
*	Starent Networks Corp.	13,790	279
*	ADC Telecommunications, Inc.	31,740	270
*	Emulex Corp.	27,043	262
*	Blue Coat Systems, Inc.	12,773	250
*	Avocent Corp.	14,689	240
*	EchoStar Corp.	12,223	227
*	ViaSat, Inc.	9,175	222
*	Harmonic, Inc.	31,143	206
*	Sycamore Networks, Inc.	65,114	198
*	NETGEAR, Inc.	11,531	197
*	Infinera Corp.	27,926	195
*	Sonus Networks, Inc.	89,145	188
*	Aruba Networks, Inc.	19,868	181
	Black Box Corp.	5,740	144
*	Harris Stratex Networks, Inc.
	Class A	19,191	116
*	Finisar Corp.	131,473	116
*	DG FastChannel Inc.	6,479	112
*	EMS Technologies, Inc.	5,000	94
*	Oplink Communications, Inc.	6,635	92
*	ShoreTel, Inc.	14,279	90
*	SeaChange International, Inc.	9,478	85
*	Hughes Communications Inc.	3,199	83
*	Loral Space and
	Communications Ltd.	4,003	83
*	Symmetricom Inc.	14,323	75
*	Acme Packet, Inc.	9,088	74
*	Ixia	12,113	74
*	Anaren, Inc.	4,511	73

			Market
			Value•
		Shares	($000)
*	Extreme Networks, Inc.	28,977	70
*	Digi International, Inc.	7,751	66
*	UTStarcom, Inc.	34,410	56
*	Airvana, Inc.	8,185	53
*	Powerwave Technologies, Inc.	42,302	52
*	BigBand Networks Inc.	12,598	49
	Bel Fuse, Inc. Class B	2,726	46
*	Cogo Group, Inc.	8,448	46
*	EMCORE Corp.	24,224	26
*	OpNext, Inc.	7,078	19
	Bel Fuse, Inc. Class A	681	12
			90,493
Computers & Peripherals (25.7%)
	International Business
	Machines Corp.	435,071	51,360
*	Apple Inc.	293,728	49,408
	Hewlett-Packard Co.	787,379	35,345
*	EMC Corp.	662,991	10,542
*	Dell Inc.	578,328	9,155
*	Western Digital Corp.	73,381	2,516
*	NetApp, Inc.	109,596	2,493
*	Sun Microsystems, Inc.	246,382	2,286
	Seagate Technology	161,798	2,241
*	Teradata Corp.	56,879	1,532
*	SanDisk Corp.	74,687	1,322
*	NCR Corp.	51,893	692
	Diebold, Inc.	21,717	655
*	QLogic Corp.	39,855	630
*	STEC Inc.	12,174	493
*	Lexmark International, Inc.	25,778	486
*	Synaptics Inc.	11,190	288
*	Intermec, Inc.	16,153	230
*	Electronics for Imaging, Inc.	16,814	179
*	Avid Technology, Inc.	12,102	158
*	Netezza Corp.	12,634	121
*	Adaptec, Inc.	39,953	117
*	Novatel Wireless, Inc.	10,079	97
*	Stratasys, Inc.	6,368	92
	Imation Corp.	10,399	89
*	Quantum Corp.	68,917	85
*	3PAR, Inc.	9,053	80
*	Compellent Technologies, Inc.	4,574	68
*	Super Micro Computer Inc.	8,476	68
*	Silicon Graphics
	International Corp.	9,583	53
*	Isilon Systems Inc.	7,128	41
			172,922
Electronic Equipment, Instruments &
Components (4.9%)
	Corning, Inc.	511,573	7,715
*	Tyco Electronics Ltd.	150,805	3,441
*	Agilent Technologies, Inc.	113,711	2,920
	Amphenol Corp. Class A	56,271	1,967
*	Flextronics International Ltd.	266,168	1,578

			Market
			Value•
		Shares	($000)
*	Avnet, Inc.	49,598	1,322
*	FLIR Systems, Inc.	49,469	1,139
*	Arrow Electronics, Inc.	39,242	1,085
*	Trimble Navigation Ltd.	39,255	999
*	Ingram Micro, Inc. Class A	48,705	816
*	Itron, Inc.	12,974	711
*	Dolby Laboratories Inc.	17,307	675
	Jabil Circuit, Inc.	59,712	654
*	Tech Data Corp.	16,422	626
	National Instruments Corp.	19,516	500
*	Vishay Intertechnology, Inc.	56,601	457
	Molex, Inc. Class A	24,217	408
	Molex, Inc.	20,587	375
*	Benchmark Electronics, Inc.	21,430	351
*	Anixter International Inc.	9,832	345
*	Plexus Corp.	12,894	325
*	ScanSource, Inc.	8,657	242
*	Rofin-Sinar Technologies Inc.	9,478	216
*	Checkpoint Systems, Inc.	12,760	213
	Cognex Corp.	12,537	201
*	L-1 Identity Solutions Inc.	27,701	199
	AVX Corp.	16,693	194
*	SYNNEX Corp.	6,469	192
*	Sanmina-SCI Corp.	28,935	183
*	Coherent, Inc.	8,024	179
*	Littelfuse, Inc.	7,134	179
*	Insight Enterprises, Inc.	15,004	172
*	Brightpoint, Inc.	21,448	157
*	DTS Inc.	5,781	155
*	Cogent Inc.	14,705	154
*	TTM Technologies, Inc.	14,061	142
	Park Electrochemical Corp.	6,349	137
*	Rogers Corp.	5,157	135
	MTS Systems Corp.	4,935	131
*	Universal Display Corp.	10,623	116
*	Echelon Corp.	9,925	113
	Technitrol, Inc.	13,400	110
	Methode Electronics, Inc.
	Class A	12,630	109
*	Electro Scientific
	Industries, Inc.	8,785	108
*	Maxwell Technologies, Inc.	7,341	99
	CTS Corp.	11,072	98
*	Multi-Fineline Electronix, Inc.	3,306	91
	Daktronics, Inc.	11,319	91
*	IPG Photonics Corp.	7,377	89
*	FARO Technologies, Inc.	5,223	89
*	OSI Systems Inc.	5,241	88
*	Newport Corp.	11,745	83
	Electro Rent Corp.	6,241	64
*	Comverge Inc.	5,383	60
*	Smart Modular
	Technologies Inc.	13,100	50
	Agilysys, Inc.	7,527	48
*	CPI International, Inc.	2,422	23
*	ICx Technologies, Inc.	3,876	18
			33,137
Internet Software & Services (9.1%)
*	Google Inc.	79,379	36,647
*	eBay Inc.	360,184	7,975
*	Yahoo! Inc.	436,682	6,380
*	VeriSign, Inc.	63,486	1,345
*	Equinix, Inc.	12,498	1,053

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	Akamai Technologies, Inc.	56,921	1,004
*	IAC/InterActiveCorp	34,117	632
*	Sohu.com Inc.	10,016	612
*	VistaPrint Ltd.	13,158	545
*	Digital River, Inc.	12,569	444
*	Omniture, Inc.	22,488	322
*	j2 Global Communications, Inc.	14,460	309
*	EarthLink, Inc.	35,456	295
*	ValueClick, Inc.	28,429	291
*	DealerTrack Holdings Inc.	12,397	250
*	GSI Commerce, Inc.	12,997	225
*	SAVVIS, Inc.	12,505	212
*	Rackspace Hosting, Inc.	15,812	205
	United Online, Inc.	27,274	191
*	Art Technology Group, Inc.	42,430	171
*	Constant Contact, Inc.	6,896	144
*	Move, Inc.	47,584	138
*	Bankrate, Inc.	4,618	132
*	RealNetworks, Inc.	31,664	112
*	ModusLink Global
	Solutions, Inc.	14,825	106
*	WebMD Health Corp. Class A	3,199	105
	NIC Inc.	13,465	103
*	Switch and Data Inc.	7,311	99
*	Vocus, Inc.	5,864	99
*	The Knot, Inc.	9,514	96
*	InfoSpace, Inc.	11,410	92
*	ComScore Inc.	6,184	86
*	Internet Capital Group Inc.	12,418	82
*	Perficient, Inc.	10,588	82
*	Terremark Worldwide, Inc.	13,771	73
*	LoopNet, Inc.	8,973	72
*	Internet Brands Inc.	8,634	63
*	Liquidity Services, Inc.	5,498	60
*	Internap Network
	Services Corp.	16,054	49
*	DivX, Inc.	8,842	46
*	Dice Holdings Inc.	6,858	40
*	Limelight Networks Inc.	11,936	40
	Marchex, Inc.	8,088	35
*	TechTarget	4,076	26
			61,088
IT Services (9.5%)
	Visa Inc.	147,912	10,517
	Accenture Ltd.	201,902	6,663
	Automatic Data
	Processing, Inc.	165,218	6,336
	MasterCard, Inc. Class A	29,191	5,915
	Western Union Co.	230,972	4,167
* Cognizant Technology
	Solutions Corp.	96,212	3,356
	Paychex, Inc.	106,913	3,025
* Fiserv, Inc.		51,246	2,473
* Computer Sciences Corp.		49,878	2,437
	Fidelity National Information
	Services, Inc.	62,966	1,546
* Affiliated Computer
	Services, Inc. Class A	29,893	1,339
* SAIC, Inc.		68,447	1,266
	Global Payments Inc.	26,374	1,119
	Lender Processing
	Services, Inc.	31,238	1,071
* Alliance Data Systems Corp.		19,121	1,062
* Hewitt Associates, Inc.		27,758	1,000
	Broadridge Financial
	Solutions LLC	46,147	961
*	Metavante Technologies	29,649	934

			Market
			Value•
		Shares	($000)
	Total System Services, Inc.	55,029	840
*	DST Systems, Inc.	13,066	599
*	NeuStar, Inc. Class A	23,803	552
*	Perot Systems Corp.	29,591	493
*	CACI International, Inc.	9,840	452
*	Convergys Corp.	40,146	435
*	ManTech International Corp.	7,215	381
*	Wright Express Corp.	11,940	376
*	Euronet Worldwide, Inc.	14,869	351
*	Gartner, Inc. Class A	20,052	334
*	CyberSource Corp.	21,650	332
	Syntel, Inc.	8,162	327
*	Genpact, Ltd.	24,581	311
*	Unisys Corp.	121,917	298
*	VeriFone Holdings, Inc.	24,992	288
*	SRA International, Inc.	13,898	276
*	Sapient Corp.	33,279	244
	MAXIMUS, Inc.	5,723	238
*	TeleTech Holdings, Inc.	13,237	226
	Acxiom Corp.	24,274	221
*	TNS Inc.	8,221	213
*	CSG Systems
	International, Inc.	11,332	171
*	Forrester Research, Inc.	5,323	125
*	Global Cash Access, Inc.	14,125	102
*	RightNow Technologies Inc.	7,459	94
	Heartland Payment
	Systems, Inc.	7,453	93
*	Ciber, Inc.	21,316	83
	Cass Information
	Systems, Inc.	2,381	74
*	Ness Technologies Inc.	11,796	71
*	infoGROUP, Inc.	11,286	70
*	NCI, Inc.	2,214	65
*	ExlService Holdings, Inc.	4,648	56
	iGATE Corp.	7,977	53
*	Integral Systems, Inc.	5,644	35
*	China Information Security
	Technology, Inc.	8,347	32
			64,098
Office Electronics (0.5%)
	Xerox Corp.	284,709	2,463
*	Zebra Technologies Corp.
	Class A	20,024	500
			2,963
Semiconductors & Semiconductor
Equipment (15.3%)
	Intel Corp.	1,838,866	37,366
	Texas Instruments, Inc.	419,586	10,318
	Applied Materials, Inc.	437,653	5,768
*	Broadcom Corp.	141,557	4,027
	Analog Devices, Inc.	95,887	2,709
*	Marvell Technology
	Group Ltd.	173,075	2,639
*	NVIDIA Corp.	179,894	2,612
*	Micron Technology, Inc.	275,222	2,028
	Xilinx, Inc.	90,096	2,004
	Linear Technology Corp.	73,175	1,944
	Maxim Integrated
	Products, Inc.	100,350	1,885
	Altera Corp.	96,415	1,852
	KLA-Tencor Corp.	55,803	1,741
	Microchip Technology, Inc.	59,836	1,589
*	LAM Research Corp.	41,613	1,278
*	MEMC Electronic
	Materials, Inc.	73,786	1,177

			Market
			Value•
		Shares	($000)
	National
	Semiconductor Corp.	75,414	1,144
*	LSI Corp.	213,627	1,113
*	ON Semiconductor Corp.	131,523	1,061
*	Cree, Inc.	26,353	971
*	Advanced Micro Devices, Inc.	186,814	815
*	Varian Semiconductor
	Equipment Associates, Inc.	23,971	733
*	PMC Sierra Inc.	72,984	663
*	Skyworks Solutions, Inc.	55,125	642
*	Silicon Laboratories Inc.	13,967	629
*	Rambus Inc.	32,555	622
*	Novellus Systems, Inc.	32,071	614
	Intersil Corp.	40,358	597
*	Atmel Corp.	140,997	582
*	Atheros
	Communications, Inc.	19,979	552
*	Cypress Semiconductor Corp.	47,248	478
*	Teradyne, Inc.	56,991	470
*	International Rectifier Corp.	23,688	445
*	Fairchild Semiconductor
	International, Inc.	40,659	409
*	Tessera Technologies, Inc.	15,930	400
*	RF Micro Devices, Inc.	82,343	387
*	Integrated Device
	Technology Inc.	54,985	376
*	Microsemi Corp.	26,591	375
*	Semtech Corp.	20,045	366
*	TriQuint Semiconductor, Inc.	48,514	355
*	FormFactor Inc.	16,080	353
*	Cymer, Inc.	9,242	325
*	FEI Co.	12,207	289
*	MKS Instruments, Inc.	15,348	283
*	Netlogic Microsystems Inc.	6,095	268
*	Cabot Microelectronics Corp.	7,644	264
*	Avago Technologies Ltd.	13,569	247
*	Cavium Networks, Inc.	12,124	246
*	OmniVision Technologies, Inc.	16,745	245
*	Veeco Instruments, Inc.	10,526	226
*	Hittite Microwave Corp.	6,519	224
*	Diodes Inc.	10,894	221
*	Amkor Technology, Inc.	39,128	217
*	Monolithic Power Systems	9,397	212
*	Verigy Ltd.	19,341	207
*	Zoran Corp.	16,687	184
*	ATMI, Inc.	10,393	177
*	Applied Micro Circuits Corp.	21,475	171
*	Standard Microsystem Corp.	7,195	167
*	Entegris Inc.	36,932	148
*	Brooks Automation, Inc.	20,921	136
*	Volterra Semiconductor Corp.	7,449	132
*	Sigma Designs, Inc.	8,654	122
*	Kulicke & Soffa
	Industries, Inc.	22,424	118
	Micrel, Inc.	14,932	116
*	Advanced Energy
	Industries, Inc.	10,998	115
*	Cirrus Logic, Inc.	20,263	101
*	Supertex, Inc.	3,770	97
*	Lattice Semiconductor Corp.	38,086	94
*	Actel Corp.	8,478	92
*	Exar Corp.	12,032	90
	Cohu, Inc.	7,321	87
*	Kopin Corp.	22,172	85
*	Ultratech, Inc.	7,332	79
*	ANADIGICS, Inc.	20,240	78
*	Silicon Image, Inc.	24,445	74

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	Pericom Semiconductor Corp.	8,259	71
*	DSP Group Inc.	8,485	67
*	Advanced Analogic
	Technologies, Inc.	13,867	63
*	Rudolph Technologies, Inc.	9,375	60
*	Silicon Storage
	Technology, Inc.	28,372	52
*	Rubicon Technology, Inc.	4,241	52
	IXYS Corp.	7,431	51
*	Trident Microsystems, Inc.	20,787	50
*	Conexant Systems, Inc.	16,401	45
*	Mattson Technology, Inc.	15,914	26
			102,563
Software (21.5%)
	Microsoft Corp.	2,637,216	65,007
	Oracle Corp.	1,312,634	28,707
*	Adobe Systems, Inc.	172,300	5,414
*	Symantec Corp.	270,288	4,087
	CA, Inc.	136,651	3,046
*	Intuit, Inc.	100,507	2,791
*	Activision Blizzard, Inc.	190,710	2,214
*	BMC Software, Inc.	60,882	2,170
*	Citrix Systems, Inc.	59,707	2,130
*	McAfee Inc.	51,173	2,036
*	Electronic Arts Inc.	106,325	1,937
*	salesforce.com, inc.	36,608	1,899
*	Autodesk, Inc.	73,648	1,726
*	Red Hat, Inc.	62,482	1,435
*	ANSYS, Inc.	28,865	1,014
*	Rovi Corp.	33,308	1,014
*	Synopsys, Inc.	47,468	1,008
*	Sybase, Inc.	27,387	954
	FactSet Research
	Systems Inc.	14,689	809
*	Nuance Communications, Inc.	64,913	800
*	MICROS Systems, Inc.	26,411	736
	Jack Henry & Associates Inc.	26,271	612
*	VMware Inc.	16,652	590
*	Compuware Corp.	81,063	584
*	Solera Holdings, Inc.	21,667	571
*	Cadence Design Systems, Inc.	86,754	544
*	TIBCO Software Inc.	58,333	517
*	Informatica Corp.	28,573	512
*	Parametric Technology Corp.	37,970	505
*	Novell, Inc.	113,297	493
*	Concur Technologies, Inc.	13,535	479
*	Quest Software, Inc.	21,798	359
	Fair Isaac, Inc.	16,068	358
*	Blackboard Inc.	9,807	337
*	TiVo Inc.	34,398	337
*	Ariba, Inc.	28,526	327
*	SPSS, Inc.	5,975	298
*	Progress Software Corp.	13,110	292
*	Mentor Graphics Corp.	31,577	279
	Take-Two Interactive
	Software, Inc.	26,409	277
	Blackbaud, Inc.	14,224	274
*	Lawson Software, Inc.	42,697	263
*	Commvault Systems, Inc.	12,911	236

			Market
			Value•
		Shares	($000)
*	Websense, Inc.	14,759	224
*	Advent Software, Inc.	5,714	221
*	The Ultimate Software
	Group, Inc.	7,874	208
*	JDA Software Group, Inc.	9,726	188
*	MicroStrategy Inc.	2,973	184
*	Tyler Technologies, Inc.	11,543	176
*	AsiaInfo Holdings, Inc.	9,871	170
	Pegasystems Inc.	5,288	162
*	Taleo Corp. Class A	8,742	158
*	ACI Worldwide, Inc.	11,405	155
*	EPIQ Systems, Inc.	9,914	149
*	Manhattan Associates, Inc.	7,832	140
*	SonicWALL, Inc.	17,561	132
*	SuccessFactors Inc.	11,003	131
*	THQ Inc.	22,014	121
*	Ebix, Inc.	2,325	115
*	MSC Software Corp.	14,897	113
*	S1 Corp.	17,815	112
*	Epicor Software Corp.	17,589	111
*	Smith Micro Software, Inc.	9,187	106
*	NetScout Systems, Inc.	9,147	105
*	ArcSight, Inc.	5,142	100
*	Telecommunication
	Systems, Inc.	12,991	98
*	Sourcefire Inc.	5,022	95
*	Bottomline Technologies, Inc.	7,699	93
*	Radiant Systems, Inc.	8,552	92
*	VASCO Data Security
	International, Inc.	9,658	84
*	Kenexa Corp.	6,680	82
*	Interactive Intelligence Inc.	4,145	71
*	Synchronoss Technologies, Inc.	6,535	69
*	DemandTec, Inc.	8,103	69
*	NetSuite Inc.	4,998	69
*	Symyx Technologies, Inc.	11,057	68
*	FalconStor Software, Inc.	12,297	62
*	Monotype Imaging
	Holdings Inc.	7,331	60
*	PROS Holdings, Inc.	5,883	48
*	Double-Take Software Inc.	5,391	47
	OPNET Technologies, Inc.	4,370	41
*	Chordiant Software, Inc.	9,761	38
*	Deltek, Inc.	5,244	38
*	OpenTV Corp.	28,286	36
	Renaissance Learning, Inc.	2,837	28
*	Magma Design
	Automation, Inc.	14,215	20
			144,567
Total Investments (100.0%)
(Cost $717,574)			671,831
Other Assets and Liabilities (0.0%)
Other Assets			6,562
Liabilities			(6,405)
			157
Net Assets (100%)			671,988

At August 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	751,570
Undistributed Net Investment Income	2,394
Accumulated Net Realized Losses	(36,233)
Unrealized Appreciation (Depreciation)	(45,743)
Net Assets	671,988

Admiral Shares—Net Assets
Applicable to 1,344,760 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	32,797
Net Asset Value Per Share—
Admiral Shares	$24.39

ETF Shares—Net Assets
Applicable to 13,416,155 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	639,191
Net Asset Value Per Share—
ETF Shares	$47.64

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Statement of Operations

Year Ended
August 31, 2009
($000)
Investment Income
Income
Dividends	4,659
Interest[1]	3
Security Lending	16
Total Income	4,678
Expenses
The Vanguard Group—Note B
Investment Advisory Services	58
Management and Administrative—
Admiral Shares	45
Management and Administrative—
ETF Shares	683
Marketing and Distribution—
Admiral Shares	6
Marketing and Distribution—
ETF Shares	124
Custodian Fees	38
Auditing Fees	24
Shareholders’ Reports and Proxies—
Admiral Shares	—
Shareholders’ Reports and Proxies—
ETF Shares	89
Trustees’ Fees and Expenses	1
Total Expenses	1,068
Net Investment Income	3,610
Realized Net Gain (Loss) on
Investment Securities Sold	(27,908)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	5,476
Net Increase (Decrease) in Net Assets
Resulting from Operations	(18,822)

Statement of Changes in Net Assets

	Year Ended August 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,610	2,711
Realized Net Gain (Loss)	(27,908)	32,592
Change in Unrealized Appreciation (Depreciation)	5,476	(98,555)
Net Increase (Decrease) in Net Assets Resulting from Operations	(18,822)	(63,252)
Distributions
Net Investment Income
Admiral Shares	(133)	(64)
ETF Shares	(3,037)	(1,663)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(3,170)	(1,727)
Capital Share Transactions
Admiral Shares	7,447	16,473
ETF Shares	163,810	119,838
Net Increase (Decrease) from Capital Share Transactions	171,257	136,311
Total Increase (Decrease)	149,265	71,332
Net Assets
Beginning of Period	522,723	451,391
End of Period[2]	671,988	522,723

1 Interest income from an affiliated company of the fund was $3,000.
2 Net Assets—End of Period includes undistributed net investment income of $2,394,000 and $1,954,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Financial Highlights

Admiral Shares

				Year Ended August 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$27.28	$29.95	$24.40	$23.93	$20.72
Investment Operations
Net Investment Income	.163[1]	.121	.110[1]	.084[1]	.351[2]
Net Realized and Unrealized Gain (Loss)
on Investments	(2.897)	(2.706)	5.500	.424	3.182
Total from Investment Operations	(2.734)	(2.585)	5.610	.508	3.533
Distributions
Dividends from Net Investment Income	(.156)	(.085)	(.060)	(.038)	(.323)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.156)	(.085)	(.060)	(.038)	(.323)
Net Asset Value, End of Period	$24.39	$27.28	$29.95	$24.40	$23.93

Total Return[3]	–9.79%	–8.67%	23.02%	2.12%	17.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$33	$26	$12	$5	$2
Ratio of Total Expenses to Average Net Assets	0.28%	0.25%	0.26%	0.28%	0.28%
Ratio of Net Investment Income to
Average Net Assets	0.82%	0.46%	0.38%	0.33%	1.26%[2]
Portfolio Turnover Rate[4]	12%	11%	8%	8%	7%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.284 and 1.00%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

				Year Ended August 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$53.32	$58.52	$47.66	$46.76	$40.46
Investment Operations
Net Investment Income	.331[1]	.249	.231[1]	.175[1]	.670[2]
Net Realized and Unrealized Gain (Loss)
on Investments	(5.685)	(5.274)	10.765	.816	6.239
Total from Investment Operations	(5.354)	(5.025)	10.996	.991	6.909
Distributions
Dividends from Net Investment Income	(.326)	(.175)	(.136)	(.091)	(.609)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.326)	(.175)	(.136)	(.091)	(.609)
Net Asset Value, End of Period	$47.64	$53.32	$58.52	$47.66	$46.76

Total Return	–9.78%	–8.62%	23.10%	2.11%	17.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$639	$497	$439	$172	$51
Ratio of Total Expenses to Average Net Assets	0.25%	0.20%	0.22%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	0.85%	0.51%	0.42%	0.36%	1.28%[2]
Portfolio Turnover Rate[3]	12%	11%	8%	8%	7%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.553 and 1.00%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Notes to Financial Statements

Vanguard Information Technology Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2009, the fund had contributed capital of $140,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

Information Technology Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2009, the fund realized $1,533,000 of net capital losses resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such losses are not taxable losses to the fund, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2009, the fund had $2,711,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $15,094,000 to offset future net capital gains of $63,000 through August 31, 2013, $188,000 through August 31, 2014, $612,000 through August 31, 2015, $218,000 through August 31, 2016, and $14,013,000 through August 31, 2017. In addition, the fund realized losses of $20,087,000 during the period from November 1, 2008, through August 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At August 31, 2009, the cost of investment securities for tax purposes was $718,626,000. Net unrealized depreciation of investment securities for tax purposes was $46,795,000, consisting of unrealized gains of $25,697,000 on securities that had risen in value since their purchase and $72,492,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2009, the fund purchased $326,120,000 of investment securities and sold $154,777,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	14,130	714	22,099	752
Issued in Lieu of Cash Distributions	116	7	58	2
Redeemed[1]	(6,799)	(333)	(5,684)	(206)
Net Increase (Decrease)—Admiral Shares	7,447	388	16,473	548
ETF Shares
Issued	264,940	6,802	344,646	6,010
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(101,130)	(2,700)	(224,808)	(4,200)
Net Increase (Decrease)—ETF Shares	163,810	4,102	119,838	1,810
1 Net of redemption fees for fiscal 2009 and 2008 of $74,000 and $70,000, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2009, management considered the impact of subsequent events occurring through October 15, 2009, for potential recognition or disclosure in these financial statements.

Materials Index Fund

Fund Profile

As of August 31, 2009

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	120	120	2,501
Median Market Cap	$11.7B	$11.7B	$27.3B
Price/Earnings Ratio	55.7x	55.1x	25.6x
Price/Book Ratio	2.4x	2.4x	2.1x
Yield[3]		1.8%	1.9%
Admiral Shares	1.5%
ETF Shares	1.5%
Return on Equity	19.9%	19.9%	19.3%
Earnings Growth Rate	12.9%	13.0%	9.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	12%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.86
Beta	1.00	1.28

Industry Diversification (% of equity exposure)

Aluminum	3.1%
Commodity Chemicals	1.4
Construction Materials	2.9
Diversified Chemicals	18.3
Diversified Metals & Mining	8.0
Fertilizers & Agricultural Chemicals	15.2
Forest Products	2.2
Gold	5.1
Industrial Gases	10.2
Metal & Glass Containers	5.4
Paper Packaging	3.4
Paper Products	3.8
Specialty Chemicals	11.0
Steel	9.5
Other Materials	0.5

Ten Largest Holdings[6] (% of total net assets)

Monsanto Co.	11.0%
E.I. du Pont de Nemours & Co.	6.9
Freeport-McMoRan Copper & Gold, Inc.
Class B	6.2
Praxair, Inc.	5.6
Dow Chemical Co.	5.5
Newmont Mining Corp. (Holding Co.)	4.6
Air Products & Chemicals, Inc.	3.8
Nucor Corp.	3.4
Alcoa Inc.	2.8
Ecolab, Inc.	2.4
Top Ten	52.2%

1 MSCI US IMI/Materials.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectuses dated December 29, 2008, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date.
For the fiscal year ended August 31, 2009, the expense ratios were 0.28% for the Admiral Shares and 0.25% for the ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 The holdings listed exclude any temporary cash investments and equity index products.

Materials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2009		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Materials Index Fund ETF Shares
Net Asset Value[2]	–25.88%	4.99%	5.43%	$13,442
Materials Index Fund ETF Shares
Market Price	–25.84	5.02	5.44	13,452
MSCI US IMI/2500	–18.26	1.36	0.52	10,295
MSCI US IMI/Materials	–26.00	5.08	5.53	13,515

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Materials Index Fund Admiral Shares[3]	–25.91%	4.96%	4.73%	$129,263
MSCI US IMI/2500	–18.26	1.36	0.48	102,707
MSCI US IMI/Materials	–26.00	5.08	4.87	130,179

1 Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; February 11, 2004, for Admiral Shares.
2 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
Note: See Financial Highlights tables for dividend and capital gains information.

Materials Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2009

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2009
			Cumulative
			Since
	One Year	Five Years	Inception
Materials Index Fund ETF Shares Market Price	–25.84%	27.74%	34.52%
Materials Index Fund ETF Shares Net Asset Value	–25.88	27.58	34.42
MSCI US IMI/Materials	–26.00	28.13	35.15

Average Annual Total Returns: Periods Ended June 30, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		–40.08%	1.82%	2.77%
Net Asset Value		–40.08	1.80	2.77
Admiral Shares[1]	2/11/2004	–40.10	1.77	2.05

1 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
Note: See Financial Highlights tables for dividend and capital gains information.

Materials Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Chemicals (56.1%)
	Monsanto Co.	608,973	51,081
	E.I. du Pont
	de Nemours & Co.	1,008,280	32,194
	Praxair, Inc.	343,017	26,282
	Dow Chemical Co.	1,200,609	25,561
	Air Products &
	Chemicals, Inc.	234,098	17,564
	Ecolab, Inc.	263,851	11,158
	PPG Industries, Inc.	183,738	10,179
	The Mosaic Co.	173,574	8,413
	Sigma-Aldrich Corp.	136,233	6,921
	Lubrizol Corp.	75,259	4,796
	Eastman Chemical Co.	81,069	4,229
	CF Industries Holdings, Inc.	51,452	4,202
	Celanese Corp. Series A	160,689	4,093
	Airgas, Inc.	81,896	3,808
	FMC Corp.	77,408	3,692
	Terra Industries, Inc.	111,497	3,469
	International Flavors &
	Fragrances, Inc.	88,198	3,142
	Ashland, Inc.	78,131	2,866
	Valspar Corp.	106,586	2,854
	Nalco Holding Co.	154,466	2,765
	Albemarle Corp.	81,980	2,642
	RPM International, Inc.	143,631	2,338
	Scotts Miracle-Gro Co.	51,225	2,084
	Huntsman Corp.	185,453	1,593
*	Solutia Inc.	127,817	1,563
	Cytec Industries, Inc.	52,999	1,531
	Cabot Corp.	73,626	1,457
	Olin Corp.	86,569	1,449
	Sensient Technologies Corp.	54,319	1,416
*	W.R. Grace & Co.	81,302	1,360
*	Intrepid Potash, Inc.	50,522	1,187
	NewMarket Corp.	13,472	1,120
	H.B. Fuller Co.	53,844	1,063
*	Rockwood Holdings, Inc.	49,296	1,004
	Minerals Technologies, Inc.	20,770	931
*	OM Group, Inc.	33,812	920
*	Calgon Carbon Corp.	57,365	820
	Arch Chemicals, Inc.	27,820	813
	Koppers Holdings, Inc.	22,902	625
	Westlake Chemical Corp.	22,241	535
	A. Schulman Inc.	25,992	522
	Balchem Corp.	20,560	512
*	PolyOne Corp.	97,263	496
	Stepan Co.	8,563	463
	Spartech Corp.	33,708	389
	Ferro Corp.	48,429	382
	Zep, Inc.	23,422	374
	Innophos Holdings Inc.	19,602	374

			Market
			Value•
		Shares	($000)
	Innospec, Inc.	25,879	354
*	GenTek, Inc.	11,217	308
*	Zoltek Cos., Inc.	32,713	305
*	LSB Industries, Inc.	17,394	269
	Hawkins, Inc.	9,434	201
	American Vanguard Corp.	22,183	194
*	Landec Corp.	27,060	165
			261,028
Construction Materials (2.9%)
	Vulcan Materials Co.	136,172	6,814
	Martin Marietta Materials, Inc.	47,407	4,152
	Eagle Materials, Inc.	46,617	1,227
	Texas Industries, Inc.	26,176	1,041
*	Headwaters Inc.	46,397	178
*	United States Lime & Mineral	3,098	116
			13,528
Containers & Packaging (8.9%)
*	Owens-Illinois, Inc.	187,204	6,354
	Ball Corp.	99,650	4,829
*	Crown Holdings, Inc.	178,051	4,421
*	Pactiv Corp.	147,313	3,661
	Sealed Air Corp.	176,723	3,342
	Bemis Co., Inc.	120,378	3,201
	Sonoco Products Co.	111,508	2,892
	AptarGroup Inc.	75,858	2,608
	Packaging Corp. of America	115,064	2,343
	Rock-Tenn Co.	40,782	2,092
	Temple-Inland Inc.	113,833	1,925
	Silgan Holdings, Inc.	29,846	1,451
	Greif Inc. Class A	27,125	1,344
	Myers Industries, Inc.	33,913	347
*	Graphic Packaging Holding Co.	92,622	197
*	Bway Holding Co.	11,962	185
			41,192
Metals & Mining (26.1%)
	Freeport-McMoRan Copper
	& Gold, Inc. Class B	459,403	28,933
	Newmont Mining Corp.
	(Holding Co.)	534,434	21,479
	Nucor Corp.	350,636	15,617
	Alcoa Inc.	1,087,232	13,101
	United States Steel Corp.	160,014	7,006
	Cliffs Natural Resources Inc.	144,273	3,652
	Steel Dynamics, Inc.	212,120	3,511
	Walter Industries, Inc.	58,904	3,058
	Allegheny Technologies Inc.	97,893	2,973
	Reliance Steel &
	Aluminum Co.	73,905	2,730
	AK Steel Holding Corp.	121,857	2,476
	Commercial Metals Co.	125,953	2,132
	Compass Minerals
	International, Inc.	36,457	1,939
	Royal Gold, Inc.	43,500	1,726

			Market
			Value•
		Shares	($000)
	Schnitzer Steel Industries,
	Inc. Class A	24,206	1,307
*	Coeur d’Alene Mines Corp.	76,640	1,160
	Titanium Metals Corp.	130,722	1,075
	Carpenter Technology Corp.	48,834	1,041
	Worthington Industries, Inc.	71,361	940
*	Hecla Mining Co.	243,646	726
	AMCOL International Corp.	25,517	565
*	Century Aluminum Co.	54,685	560
	Kaiser Aluminum Corp.	16,763	542
*	Brush Engineered
	Materials Inc.	22,331	495
*	RTI International Metals, Inc.	25,400	488
*	Horsehead Holding Corp.	38,757	434
*	Allied Nevada Gold Corp.	51,337	415
*	Haynes International, Inc.	13,654	370
*	Stillwater Mining Co.	51,216	328
	Olympic Steel, Inc.	10,108	272
	A.M. Castle & Co.	18,678	206
*	General Moly, Inc.	70,112	192
			121,449
Paper & Forest Products (6.0%)
	International Paper Co.	458,251	10,517
	Weyerhaeuser Co.	235,818	8,817
	MeadWestvaco Corp.	191,706	4,208
*	Louisiana-Pacific Corp.	116,926	880
	Schweitzer-Mauduit
	International, Inc.	17,117	842
	Deltic Timber Corp.	11,960	611
*	Clearwater Paper Corp.	12,777	590
	Glatfelter	49,924	521
	Wausau Paper Corp.	51,018	493
*	Buckeye Technology, Inc.	42,854	432
	Neenah Paper Inc.	16,075	182
			28,093
Total Investments (100.0%)
(Cost $557,352)			465,290
Other Assets and Liabilities (0.0%)
Other Assets			2,306
Liabilities			(2,318)
			(12)
Net Assets (100%)			465,278

Materials Index Fund

At August 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	589,753
Undistributed Net Investment Income	3,882
Accumulated Net Realized Losses	(36,295)
Unrealized Appreciation (Depreciation)	(92,062)
Net Assets	465,278

Admiral Shares—Net Assets
Applicable to 2,932,456 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	89,979
Net Asset Value Per Share—
Admiral Shares	$30.68

ETF Shares—Net Assets
Applicable to 6,230,611 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	375,299
Net Asset Value Per Share—
ETF Shares	$60.23

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Statement of Operations

Year Ended
August 31, 2009
($000)
Investment Income
Income
Dividends	7,204
Interest[1]	4
Security Lending	187
Total Income	7,395
Expenses
The Vanguard Group—Note B
Investment Advisory Services	38
Management and Administrative—
Admiral Shares	143
Management and Administrative—
ETF Shares	342
Marketing and Distribution—
Admiral Shares	19
Marketing and Distribution—
ETF Shares	76
Custodian Fees	11
Auditing Fees	24
Shareholders’ Reports and Proxies—
Admiral Shares	1
Shareholders’ Reports and Proxies—
ETF Shares	95
Total Expenses	749
Net Investment Income	6,646
Realized Net Gain (Loss) on
Investment Securities Sold	(21,222)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(80,514)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(95,090)

Statement of Changes in Net Assets

	Year Ended August 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,646	7,970
Realized Net Gain (Loss)	(21,222)	34,834
Change in Unrealized Appreciation (Depreciation)	(80,514)	(35,820)
Net Increase (Decrease) in Net Assets Resulting from Operations	(95,090)	6,984
Distributions
Net Investment Income
Admiral Shares	(1,751)	(1,057)
ETF Shares	(5,802)	(5,116)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(7,553)	(6,173)
Capital Share Transactions
Admiral Shares	10,896	52,003
ETF Shares	85,342	49,893
Net Increase (Decrease) from Capital Share Transactions	96,238	101,896
Total Increase (Decrease)	(6,405)	102,707
Net Assets
Beginning of Period	471,683	368,976
End of Period[2]	465,278	471,683

1 Interest income from an affiliated company of the fund was $4,000.
2 Net Assets—End of Period includes undistributed net investment income of $3,882,000 and $4,789,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

Admiral Shares

				Year Ended August 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$42.85	$41.75	$32.37	$28.34	$26.53
Investment Operations
Net Investment Income	.622	.732	.700[1]	.672[1]	.480
Net Realized and Unrealized Gain (Loss)
on Investments[2]	(11.996)	1.008	9.250	3.853	1.830
Total from Investment Operations	(11.374)	1.740	9.950	4.525	2.310
Distributions
Dividends from Net Investment Income	(.796)	(.640)	(.570)	(.495)	(.500)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.796)	(.640)	(.570)	(.495)	(.500)
Net Asset Value, End of Period	$30.68	$42.85	$41.75	$32.37	$28.34

Total Return[3]	–25.91%	4.09%	31.00%	16.08%	8.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$90	$107	$57	$12	$7
Ratio of Total Expenses to Average Net Assets	0.28%	0.25%	0.26%	0.28%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.23%	1.74%	1.80%	2.13%	1.81%
Portfolio Turnover Rate[4]	12%	10%	6%	13%	12%

1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.02, $.02, $.01, $.00, and $.00.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

				Year Ended August 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$84.27	$82.10	$63.65	$55.70	$52.13
Investment Operations
Net Investment Income	1.242	1.470	1.418[1]	1.336[1]	.915
Net Realized and Unrealized Gain (Loss)
on Investments[2]	(23.683)	1.977	18.168	7.582	3.630
Total from Investment Operations	(22.441)	3.447	19.586	8.918	4.545
Distributions
Dividends from Net Investment Income	(1.599)	(1.277)	(1.136)	(.968)	(.975)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.599)	(1.277)	(1.136)	(.968)	(.975)
Net Asset Value, End of Period	$60.23	$84.27	$82.10	$63.65	$55.70

Total Return	–25.88%	4.15%	31.06%	16.11%	8.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$375	$365	$312	$95	$50
Ratio of Total Expenses to Average Net Assets	0.25%	0.20%	0.22%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	2.26%	1.79%	1.84%	2.16%	1.83%
Portfolio Turnover Rate[3]	12%	10%	6%	13%	12%

1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.03, $.04, $.02, $.00, and $.00.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Notes to Financial Statements

Vanguard Materials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2009, the fund had contributed capital of $95,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

Materials Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2009, the fund realized $7,338,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2009, the fund had $4,136,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $14,998,000 to offset future net capital gains of $6,000 through August 31, 2014, $698,000 through August 31, 2015, $1,458,000 through August 31, 2016, and $12,836,000 through August 31, 2017. In addition, the fund realized losses of $20,530,000 during the period from November 1, 2008, through August 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At August 31, 2009, the cost of investment securities for tax purposes was $558,119,000. Net unrealized depreciation of investment securities for tax purposes was $92,829,000, consisting of unrealized gains of $6,753,000 on securities that had risen in value since their purchase and $99,582,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2009, the fund purchased $206,312,000 of investment securities and sold $111,135,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	36,435	1,409	72,955	1,626
Issued in Lieu of Cash Distributions	1,643	72	987	22
Redeemed[1]	(27,182)	(1,046)	(21,939)	(507)
Net Increase (Decrease)—Admiral Shares	10,896	435	52,003	1,141
ETF Shares
Issued	160,431	3,104	200,303	2,323
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(75,089)	(1,200)	(150,410)	(1,800)
Net Increase (Decrease)—ETF Shares	85,342	1,904	49,893	523
1 Net of redemption fees for fiscal 2009 and 2008 of $263,000 and $237,000, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2009, management considered the impact of subsequent events occurring through October 15, 2009, for potential recognition or disclosure in these financial statements.

Telecommunication Services Index Fund

Fund Profile

As of August 31, 2009

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	42	42	2,501
Median Market Cap	$9.6B	$88.2B	$27.3B
Price/Earnings Ratio	28.3x	17.9x	25.6x
Price/Book Ratio	2.0x	1.7x	2.1x
Yield[3]		5.4%	1.9%
Admiral Shares	3.9%
ETF Shares	4.0%
Return on Equity	8.9%	11.4%	19.3%
Earnings Growth Rate	9.2%	9.0%	9.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	25%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0.2%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	0.90	0.71
Beta	0.98	0.85

Industry Diversification (% of equity exposure)

Alternative Carriers	10.4%
Integrated Telecommunication Services	61.4
Wireless Telecommunication Services	28.2

Ten Largest Holdings[6] (% of total net assets)

AT&T Inc.	20.6%
Verizon Communications Inc.	19.8
CenturyTel, Inc.	4.9
American Tower Corp. Class A	4.2
Sprint Nextel Corp.	3.9
Crown Castle International Corp.	3.6
Qwest Communications International Inc.	2.5
NII Holdings Inc.	2.4
Atlantic Tele-Network, Inc.	2.0
Windstream Corp.	1.9
Top Ten	65.8%

1 MSCI US IMI/Telecommunication Services.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectuses dated December 29, 2008, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended August 31, 2009, the expense ratios were 0.28% for the Admiral Shares and 0.25% for the ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 The holdings listed exclude any temporary cash investments and equity index products.

Telecommunication Services Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 23, 2004–August 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2009	Final Value
		Since	of a $10,000
	One Year	Inception[1]	Investment
Telecommunication Services Index Fund
ETF Shares Net Asset Value[2]	–15.88%	2.62%	$11,360
Telecommunication Services Index Fund
ETF Shares Market Price	–15.82	2.61	11,354
MSCI US IMI/2500	–18.26	1.20	10,605
MSCI US IMI/Telecommunication Services	–17.86	1.51	10,766

			Final Value
		Since	of a $100,000
	One Year	Inception[1]	Investment
Telecommunication Services Index Fund
Admiral Shares[3]	–15.90%	1.33%	$106,091
MSCI US IMI/2500	–18.26	–0.84	96,306
MSCI US IMI/Telecommunication Services	–17.86	0.85	103,882

1 Performance for the fund and its comparative standards is calculated since the following inception dates: September 23, 2004, for ETF Shares; March 11, 2005, for Admiral Shares.
2 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
Note: See Financial Highlights tables for dividend and capital gains information.

Telecommunication Services Index Fund

Fiscal-Year Total Returns (%): September 23, 2004–August 31, 2009

Cumulative Returns: ETF Shares, September 23, 2004–August 31, 2009
		Cumulative
		Since
	One Year	Inception
Telecommunication Services Index Fund ETF Shares Market Price	–15.82%	13.54%
Telecommunication Services Index Fund ETF Shares Net Asset Value	–15.88	13.60
MSCI US IMI/Telecommunication Services	–17.86	7.66

Average Annual Total Returns: Periods Ended June 30, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	9/23/2004
Market Price		–17.65%	2.32%
Net Asset Value		–17.72	2.31
Admiral Shares[1]	3/11/2005	–17.76	0.94

1 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
Note: See Financial Highlights tables for dividend and capital gains information.

Telecommunication Services Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)
Diversified Telecommunication Services (71.6%)
	Alternative Carriers (10.3%)
*	Level 3
	Communications, Inc.	2,273,021	2,728
*	tw telecom inc.	223,407	2,558
*	Cogent Communications
	Group, Inc.	254,447	2,455
*	Global Crossing Ltd.	209,983	2,360
*,^ Vonage Holdings Corp.		1,380,881	1,975
*	Premiere Global
	Services, Inc.	172,811	1,618
*	PAETEC Holding Corp.	565,039	1,582
*	Neutral Tandem, Inc.	46,556	1,164

	Integrated Telecommunication Services (61.3%)
	AT&T Inc.	1,257,715	32,764
	Verizon
	Communications Inc.	1,013,734	31,466
	CenturyTel, Inc.	243,580	7,851
	Qwest Communications
	International Inc.	1,108,272	3,979
	Atlantic Tele-Network, Inc.	67,035	3,204
	Windstream Corp.	357,064	3,060
*	Cincinnati Bell Inc.	845,948	2,817
	Frontier
	Communications Corp.	314,721	2,238
	Consolidated
	Communications
	Holdings, Inc.	137,617	1,940
*	Cbeyond Inc.	112,732	1,619
*	SureWest
	Communications	125,963	1,596
*	General
	Communication, Inc.	222,322	1,483
	Alaska Communications
	Systems Holdings, Inc.	169,818	1,353
	Iowa Telecommunications
	Services Inc.	106,594	1,216
	FairPoint
	Communications, Inc.	894,724	725
			113,751

			Market
			Value•
		Shares	($000)
Wireless Telecommunication Services (28.2%)
*	American Tower Corp.
	Class A	213,001	6,742
*	Sprint Nextel Corp.	1,671,616	6,118
*	Crown Castle
	International Corp.	215,305	5,783
*	NII Holdings Inc.	159,093	3,772
*	SBA Communications Corp.	111,667	2,692
*	Syniverse Holdings Inc.	128,534	2,297
*	Fibertower Corp.	2,816,723	1,831
*	USA Mobility, Inc.	135,051	1,719
*	iPCS, Inc.	98,564	1,556
*	Centennial Communications
	Corp. Class A	197,686	1,497
*	MetroPCS
	Communications Inc.	186,416	1,484
*	U.S. Cellular Corp.	40,063	1,463
*	Leap Wireless
	International, Inc.	80,849	1,333
	Telephone &
	Data Systems, Inc.	46,504	1,226
	Telephone &
	Data Systems, Inc.—
	Special Common Shares	45,314	1,148
	NTELOS Holdings Corp.	70,252	1,139
	Shenandoah
	Telecommunications Co.	65,648	1,132
*	TerreStar Corp.	855,835	1,061
*	ICO Global Communications
	(Holdings) Ltd.	1,117,228	782
			44,775
Total Common Stocks
(Cost $204,071)			158,526
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
[1,2] Vanguard Market
	Liquidity Fund, 0.277%
	(Cost $307)	306,933	307
Total Investments (100.0%)
(Cost $204,378)			158,833
Other Assets and Liabilities (0.0%)
Other Assets			158
Liabilities[2]			(219)
			(61)
Net Assets (100%)			158,772

At August 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	247,456
Undistributed Net Investment Income	3,157
Accumulated Net Realized Losses	(46,296)
Unrealized Appreciation (Depreciation)	(45,545)
Net Assets	158,772

Admiral Shares—Net Assets
Applicable to 465,154 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	11,986
Net Asset Value Per Share—
Admiral Shares	$25.77

ETF Shares—Net Assets
Applicable to 2,902,158 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	146,786
Net Asset Value Per Share—
ETF Shares	$50.58

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $40,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $56,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Statement of Operations

Year Ended
August 31, 2009
($000)
Investment Income
Income
Dividends	5,112
Interest[1]	4
Security Lending	40
Total Income	5,156
Expenses
The Vanguard Group—Note B
Investment Advisory Services	20
Management and Administrative—
Admiral Shares	26
Management and Administrative—
ETF Shares	203
Marketing and Distribution—
Admiral Shares	4
Marketing and Distribution—
ETF Shares	41
Auditing Fees	24
Shareholders’ Reports and Proxies—
Admiral Shares	—
Shareholders’ Reports and Proxies—
ETF Shares	35
Total Expenses	353
Net Investment Income	4,803
Realized Net Gain (Loss) on
Investment Securities Sold	(15,383)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(4,088)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(14,668)

Statement of Changes in Net Assets

	Year Ended August 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,803	5,535
Realized Net Gain (Loss)	(15,383)	(7,019)
Change in Unrealized Appreciation (Depreciation)	(4,088)	(51,454)
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,668)	(52,938)
Distributions
Net Investment Income
Admiral Shares	(326)	(1,069)
ETF Shares	(4,534)	(5,594)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(4,860)	(6,663)
Capital Share Transactions
Admiral Shares	(2,971)	(22,656)
ETF Shares	19,785	(73,150)
Net Increase (Decrease) from Capital Share Transactions	16,814	(95,806)
Total Increase (Decrease)	(2,714)	(155,407)
Net Assets
Beginning of Period	161,486	316,893
End of Period[2]	158,772	161,486

1 Interest income from an affiliated company of the fund was $3,000.
2 Net Assets—End of Period includes undistributed net investment income of $3,157,000 and $3,214,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Financial Highlights

Admiral Shares
					Mar. 11,
					2005[1] to
			Year Ended August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$31.58	$41.01	$33.29	$28.18	$26.75
Investment Operations
Net Investment Income	.840[2]	.908[2]	.888[2]	.861[2,3]	.340[2]
Net Realized and Unrealized Gain (Loss)
on Investments[4]	(5.977)	(9.338)	7.308	5.041	1.090
Total from Investment Operations	(5.137)	(8.430)	8.196	5.902	1.430
Distributions
Dividends from Net Investment Income	(.673)	(1.000)	(.476)	(.792)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.673)	(1.000)	(.476)	(.792)	—
Net Asset Value, End of Period	$25.77	$31.58	$41.01	$33.29	$28.18

Total Return[5]	–15.90%	–20.98%	24.77%	21.47%	5.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12	$19	$51	$6	$1
Ratio of Total Expenses to Average Net Assets	0.28%	0.25%	0.27%	0.28%	0.28%[6]
Ratio of Net Investment Income to
Average Net Assets	3.39%	2.50%	2.17%	3.28%[3]	2.70%[6]
Portfolio Turnover Rate[7]	25%	28%	17%	32%	41%

1 Inception.
2 Calculated based on average shares outstanding.
3 Net investment income per share and the ratio of net investment income to average net assets include $.112 and 0.38%, respectively, resulting from a special dividend from MCI in December 2005.
4 Includes increases from redemption fees of $.00, $.05, $.01, $.00, and $.00.
5 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
6 Annualized.
7 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Financial Highlights

ETF Shares
					Sept. 23,
					2004[1] to
			Year Ended August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$62.05	$80.60	$65.40	$55.35	$49.50
Investment Operations
Net Investment Income	1.602[2]	1.764[2]	1.741[2]	2.040[2,3]	1.300[2]
Net Realized and Unrealized Gain (Loss)
on Investments[4]	(11.699)	(18.316)	14.386	9.567	4.960
Total from Investment Operations	(10.097)	(16.552)	16.127	11.607	6.260
Distributions
Dividends from Net Investment Income	(1.373)	(1.998)	(.927)	(1.557)	(.410)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.373)	(1.998)	(.927)	(1.557)	(.410)
Net Asset Value, End of Period	$50.58	$62.05	$80.60	$65.40	$55.35

Total Return	–15.88%	–20.94%	24.81%	21.49%	12.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$147	$143	$266	$72	$17
Ratio of Total Expenses to Average Net Assets	0.25%	0.20%	0.23%	0.25%	0.26%[5]
Ratio of Net Investment Income to
Average Net Assets	3.42%	2.55%	2.21%	3.31%[3]	2.72%[5]
Portfolio Turnover Rate[6]	25%	28%	17%	32%	41%

1	Inception.
2	Calculated based on average shares outstanding.
3	Net investment income per share and the ratio of net investment income to average net assets include $.219 and 0.38%, respectively, resulting from a special dividend from MCI in December 2005.
4	Includes increases from redemption fees of $.00, $.08, $.03, $.00, and $.00.
5	Annualized.
6	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Notes to Financial Statements

Vanguard Telecommunication Services Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2009, the fund had contributed capital of $36,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

Telecommunication Services Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2009, the fund realized $7,902,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2009, the fund had $3,306,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $23,697,000 to offset future net capital gains of $29,000 through August 31, 2014, $818,000 through August 31, 2015, $4,154,000 through August 31, 2016, and $18,696,000 through August 31, 2017. In addition, the fund realized losses of $22,599,000 during the period from November 1, 2008, through August 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At August 31, 2009, the cost of investment securities for tax purposes was $204,378,000. Net unrealized depreciation of investment securities for tax purposes was $45,545,000, consisting of unrealized gains of $5,573,000 on securities that had risen in value since their purchase and $51,118,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2009, the fund purchased $152,660,000 of investment securities and sold $136,425,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	1,801	74	4,265	123
Issued in Lieu of Cash Distributions	299	14	1,014	26
Redeemed[1]	(5,071)	(217)	(27,935)	(796)
Net Increase (Decrease)—Admiral Shares	(2,971)	(129)	(22,656)	(647)
ETF Shares
Issued	117,888	2,702	93,859	1,400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(98,103)	(2,100)	(167,009)	(2,400)
Net Increase (Decrease)—ETF Shares	19,785	602	(73,150)	(1,000)
1 Net of redemption fees for fiscal 2009 and 2008 of $7,000 and $220,000, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2009, management considered the impact of subsequent events occurring through October 15, 2009, for potential recognition or disclosure in these financial statements.

Utilities Index Fund

Fund Profile

As of August 31, 2009

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	88	88	2,501
Median Market Cap	$11.1B	$11.1B	$27.3B
Price/Earnings Ratio	14.3x	14.4x	25.6x
Price/Book Ratio	1.4x	1.4x	2.1x
Yield[3]		4.3%	1.9%
Admiral Shares	4.0%
ETF Shares	4.1%
Return on Equity	13.6%	13.6%	19.3%
Earnings Growth Rate	10.1%	10.1%	9.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	10%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0.0%	—	—-

Volatility Measures[5]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.49
Beta	1.00	0.60

Industry Diversification (% of equity exposure)

Electric Utilities	50.1%
Gas Utilities	9.0
Independent Power Producers &
Energy Traders	7.4
Multi-Utilities	31.8
Water Utilities	1.7

Ten Largest Holdings[6] (% of total net assets)

Exelon Corp.	7.6%
Southern Co.	5.7
FPL Group, Inc.	5.1
Duke Energy Corp.	4.6
Dominion Resources, Inc.	4.5
Public Service Enterprise Group, Inc.	3.7
Entergy Corp.	3.6
American Electric Power Co., Inc.	3.5
PG&E Corp.	3.5
FirstEnergy Corp.	3.2
Top Ten	45.0%
1 MSCI US IMI/Utilities.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectuses dated December 29, 2008, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended August 31, 2009, the expense ratios were 0.28% for the Admiral Shares and 0.25% for the ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 The holdings listed exclude any temporary cash investments and equity index products.

Utilities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2009		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Utilities Index Fund ETF Shares
Net Asset Value[2]	–18.34%	6.39%	6.99%	$14,593
Utilities Index Fund ETF Shares
Market Price	–18.28	6.43	7.00	14,602
MSCI US IMI/2500	–18.26	1.36	0.52	10,295
MSCI US IMI/Utilities	–18.21	6.60	7.21	14,759

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Utilities Index Fund Admiral Shares[3]	–18.39%	6.35%	7.22%	$145,115
MSCI US IMI/2500	–18.26	1.36	1.03	105,600
MSCI US IMI/Utilities	–18.21	6.60	7.47	146,954

1 Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; April 28, 2004, for Admiral Shares.
2 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
Note: See Financial Highlights tables for dividend and capital gains information.

Utilities Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2009

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2009
			Cumulative
			Since
	One Year	Five Years	Inception
Utilities Index Fund ETF Shares Market Price	–18.28%	36.57%	46.02%
Utilities Index Fund ETF Shares Net Asset Value	–18.34	36.32	45.93
MSCI US IMI/Utilities	–18.21	37.66	47.59

Average Annual Total Returns: Periods Ended June 30, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		–27.37%	6.43%	6.29%
Net Asset Value		–27.49	6.40	6.27
Admiral Shares[1]	4/28/2004	–27.53	6.36	6.47

1 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
Note: See Financial Highlights tables for dividend and capital gains information.

Utilities Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (100.0%)
Electric Utilities (50.0%)
Exelon Corp.	679,238	33,975
Southern Co.	806,763	25,171
FPL Group, Inc.	402,387	22,606
Duke Energy Corp.	1,327,141	20,557
Entergy Corp.	202,201	15,974
American Electric
Power Co., Inc.	491,586	15,451
FirstEnergy Corp.	314,313	14,185
PPL Corp.	387,742	11,400
Progress Energy, Inc.	287,716	11,373
Edison International	319,144	10,663
Allegheny Energy, Inc.	174,666	4,613
Northeast Utilities	180,575	4,296
Pinnacle West Capital Corp.	104,226	3,430
Pepco Holdings, Inc.	226,831	3,250
DPL Inc.	119,568	2,962
NV Energy Inc.	241,684	2,915
Great Plains Energy, Inc.	137,700	2,413
ITC Holdings Corp.	51,304	2,390
Westar Energy, Inc.	112,050	2,299
Hawaiian Electric
Industries Inc.	94,036	1,636
Cleco Corp.	62,574	1,528
Portland General Electric Co.	77,468	1,512
IDACORP, Inc.	48,731	1,388
UniSource Energy Corp.	36,866	1,078
PNM Resources Inc.	89,842	1,049
ALLETE, Inc.	28,811	974
MGE Energy, Inc.	23,849	845
* El Paso Electric Co.	46,638	790
UIL Holdings Corp.	28,934	751
Empire District Electric Co.	35,340	641
Central Vermont Public
Service Corp.	12,015	220
		222,335
Gas Utilities (9.0%)
Questar Corp.	179,467	6,059
EQT Corp.	128,218	5,086
ONEOK, Inc.	103,147	3,495
National Fuel Gas Co.	73,791	3,298
Energen Corp.	70,237	2,949
UGI Corp. Holding Co.	111,634	2,848
AGL Resources Inc.	79,570	2,673
Atmos Energy Corp.	94,869	2,584
Piedmont Natural Gas, Inc.	75,768	1,820
WGL Holdings Inc.	51,700	1,706
Nicor Inc.	46,620	1,688
New Jersey Resources Corp.	43,450	1,597
Northwest Natural Gas Co.	27,527	1,159

			Market
			Value•
		Shares	($000)
	Southwest Gas Corp.	46,099	1,122
	South Jersey Industries, Inc.	30,879	1,070
	The Laclede Group, Inc.	21,838	711
	Chesapeake Utilities Corp.	7,073	218
			40,083
Independent Power Producers &
Energy Traders (7.5%)
*	AES Corp.	687,393	9,397
*	NRG Energy, Inc.	270,885	7,273
	Constellation Energy
	Group, Inc.	184,847	5,851
*	Calpine Corp.	353,705	4,160
*	Mirant Corp.	148,688	2,505
*	RRI Energy, Inc.	361,346	2,146
*	Dynegy, Inc.	523,751	995
	Ormat Technologies Inc.	21,190	764
			33,091
Multi-Utilities (31.8%)
	Dominion Resources, Inc.	608,305	20,123
	Public Service
	Enterprise Group, Inc.	521,719	16,523
	PG&E Corp.	379,998	15,424
	Sempra Energy	239,293	12,005
	Consolidated Edison Inc.	282,934	11,371
	Xcel Energy, Inc.	469,832	9,279
	Ameren Corp.	220,200	5,939
	DTE Energy Co.	168,972	5,877
	Wisconsin Energy Corp.	120,549	5,481
	CenterPoint Energy Inc.	342,095	4,242
	SCANA Corp.	119,331	4,138
	NiSource, Inc.	283,130	3,740
	MDU Resources Group, Inc.	180,197	3,498
	NSTAR	110,129	3,484
	CMS Energy Corp.	233,884	3,136
	OGE Energy Corp.	99,024	3,097
	Alliant Energy Corp.	114,078	3,005
	TECO Energy, Inc.	208,522	2,778
	Integrys Energy Group, Inc.	78,801	2,705
	Vectren Corp.	79,382	1,838
	Avista Corp.	56,597	1,105
	Black Hills Corp.	39,980	1,023
	NorthWestern Corp.	37,373	897
	CH Energy Group, Inc.	16,391	750
			141,458
Water Utilities (1.7%)
	American Water
	Works Co., Inc.	134,992	2,713
	Aqua America, Inc.	139,866	2,357
	California Water
	Service Group	20,438	761
	American States Water Co.	19,033	628

		Market
		Value•
	Shares	($000)
SJW Corp.	14,351	317
Consolidated Water Co., Ltd.	14,332	264
Middlesex Water Co.	13,904	212
Connecticut Water
Services, Inc.	8,773	194
		7,446
Total Investments (100.0%)
(Cost $550,627)		444,413
Other Assets and Liabilities (0.0%)
Other Assets		4,739
Liabilities		(4,635)
		104
Net Assets (100%)		444,517

At August 31, 2009, net assets consisted of:
		Amount
		($000)
Paid-in Capital		566,167
Undistributed Net Investment Income		3,240
Accumulated Net Realized Losses		(18,676)
Unrealized Appreciation (Depreciation)		(106,214)
Net Assets		444,517

Admiral Shares—Net Assets
Applicable to 2,631,155 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		80,863
Net Asset Value Per Share—
Admiral Shares		$30.73

ETF Shares—Net Assets
Applicable to 5,938,600 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		363,654
Net Asset Value Per Share—
ETF Shares		$61.24

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Statement of Operations

Year Ended
August 31, 2009
($000)
Investment Income
Income
Dividends	17,553
Interest[1]	3
Total Income	17,556
Expenses
The Vanguard Group—Note B
Investment Advisory Services	56
Management and Administrative—
Admiral Shares	172
Management and Administrative—
ETF Shares	473
Marketing and Distribution—
Admiral Shares	22
Marketing and Distribution—
ETF Shares	99
Custodian Fees	24
Auditing Fees	24
Shareholders’ Reports and Proxies—
Admiral Shares	1
Shareholders’ Reports and Proxies—
ETF Shares	110
Trustees’ Fees and Expenses	1
Total Expenses	982
Net Investment Income	16,574
Realized Net Gain (Loss) on
Investment Securities Sold	(17,489)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(83,085)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(84,000)

Statement of Changes in Net Assets

	Year Ended August 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,574	12,740
Realized Net Gain (Loss)	(17,489)	3,952
Change in Unrealized Appreciation (Depreciation)	(83,085)	(26,543)
Net Increase (Decrease) in Net Assets Resulting from Operations	(84,000)	(9,851)
Distributions
Net Investment Income
Admiral Shares	(3,297)	(3,122)
ETF Shares	(12,782)	(9,062)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(16,079)	(12,184)
Capital Share Transactions
Admiral Shares	(4,742)	6,878
ETF Shares	69,532	102,404
Net Increase (Decrease) from Capital Share Transactions	64,790	109,282
Total Increase (Decrease)	(35,289)	87,247
Net Assets
Beginning of Period	479,806	392,559
End of Period[2]	444,517	479,806

1 Interest income from an affiliated company of the fund was $2,000.
2 Net Assets—End of Period includes undistributed net investment income of $3,240,000 and $2,745,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Financial Highlights

Admiral Shares

				Year Ended August 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$39.26	$40.60	$36.47	$34.03	$26.70
Investment Operations
Net Investment Income	1.251	1.126	1.080	1.080[1]	.972[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	(8.530)	(1.340)	4.089	2.378	7.623
Total from Investment Operations	(7.279)	(.214)	5.169	3.458	8.595
Distributions
Dividends from Net Investment Income	(1.251)	(1.126)	(1.039)	(1.018)	(1.265)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.251)	(1.126)	(1.039)	(1.018)	(1.265)
Net Asset Value, End of Period	$30.73	$39.26	$40.60	$36.47	$34.03

Total Return[3]	–18.39%	–0.69%	14.33%	10.48%	32.87%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$81	$109	$108	$52	$30
Ratio of Total Expenses to Average Net Assets	0.28%	0.25%	0.26%	0.28%	0.28%
Ratio of Net Investment Income to
Average Net Assets	4.28%	2.75%	2.70%	3.26%	3.34%
Portfolio Turnover Rate[4]	10%	18%	12%	9%	7%

1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.01, $.02, $.02, $.04, and $.00.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

				Year Ended August 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$78.22	$80.92	$72.68	$67.80	$53.14
Investment Operations
Net Investment Income	2.512	2.285	2.180	2.214[1]	2.036[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	(16.978)	(2.695)	8.156	4.704	15.115
Total from Investment Operations	(14.466)	(.410)	10.336	6.918	17.151
Distributions
Dividends from Net Investment Income	(2.514)	(2.290)	(2.096)	(2.038)	(2.491)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.514)	(2.290)	(2.096)	(2.038)	(2.491)
Net Asset Value, End of Period	$61.24	$78.22	$80.92	$72.68	$67.80

Total Return	–18.34%	–0.66%	14.37%	10.52%	32.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$364	$371	$285	$183	$95
Ratio of Total Expenses to Average Net Assets	0.25%	0.20%	0.22%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	4.31%	2.80%	2.74%	3.29%	3.36%
Portfolio Turnover Rate[3]	10%	18%	12%	9%	7%

1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.02, $.04, $.03, $.06, and $.01.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Notes to Financial Statements

Vanguard Utilities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2009, the fund had contributed capital of $97,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Utilities Index Fund

During the year ended August 31, 2009, the fund realized $2,395,000 of net capital losses resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such losses are not taxable losses to the fund, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2009, the fund had $3,560,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $3,425,000 to offset future net capital gains of $515,000 through August 31, 2015, and $2,910,000 through August 31, 2017. In addition, the fund realized losses of $14,092,000 during the period from November 1, 2008, through August 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At August 31, 2009, the cost of investment securities for tax purposes was $551,786,000. Net unrealized depreciation of investment securities for tax purposes was $107,373,000, consisting of unrealized gains of $556,000 on securities that had risen in value since their purchase and $107,929,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2009, the fund purchased $193,693,000 of investment securities and sold $128,103,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	20,497	698	42,121	996
Issued in Lieu of Cash Distributions	2,918	98	2,849	68
Redeemed[1]	(28,157)	(949)	(38,092)	(935)
Net Increase (Decrease)—Admiral Shares	(4,742)	(153)	6,878	129
ETF Shares
Issued	153,405	2,602	127,421	1,518
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(83,873)	(1,400)	(25,017)	(300)
Net Increase (Decrease)—ETF Shares	69,532	1,202	102,404	1,218
1 Net of redemption fees for fiscal 2009 and 2008 of $113,000 and $228,000, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2009, management considered the impact of subsequent events occurring through October 15, 2009, for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard World Fund and the Shareholders of Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, Vanguard Telecommunication Services Index Fund and Vanguard Utilities Index Fund:

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, Vanguard Telecommunication Services Index Fund and Vanguard Utilities Index Fund (the “Funds”) at August 31, 2009, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 15, 2009

Special 2009 tax information (unaudited) for Vanguard U.S. Sector Index Funds

This information for the fiscal year ended August 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Qualified Dividend
Index Fund	Income ($000)
Consumer Discretionary	2,371
Consumer Staples	11,920
Energy	10,633
Financials	13,425
Health Care	10,331
Industrials	5,270
Information Technology	3,170
Materials	7,553
Telecommunication Services	4,860
Utilities	16,079

Index Fund	Percentage
Consumer Discretionary	100.0%
Consumer Staples	100.0
Energy	100.0
Financials	73.7
Health Care	100.0
Industrials	100.0
Information Technology	100.0
Materials	100.0
Telecommunication Services	100.0
Utilities	100.0

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns, based on the net asset value, for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Sector Index Funds
Periods Ended August 31, 2009
	One	Five	Since
	Year	Years Inception[1]
Consumer Discretionary ETF
Returns Before Taxes	–12.32%	–1.47%	–2.43%
Returns After Taxes on Distributions	–12.64	–1.62	–2.57
Returns After Taxes on Distributions and Sale of Fund Shares	–7.74	–1.24	–2.04

Consumer Staples ETF
Returns Before Taxes	–8.22%	5.25%	5.20%
Returns After Taxes on Distributions	–8.50	4.96	4.95
Returns After Taxes on Distributions and Sale of Fund Shares	–5.02	4.48	4.46

Energy ETF
Returns Before Taxes	–30.49%	—	9.96%
Returns After Taxes on Distributions	–30.68	—	9.79
Returns After Taxes on Distributions and Sale of Fund Shares	–19.62	—	8.67

Financials ETF
Returns Before Taxes	–25.31%	–7.88%	–7.05%
Returns After Taxes on Distributions	–25.77	–8.32	–7.45
Returns After Taxes on Distributions and Sale of Fund Shares	–16.11	–6.44	–5.76

Health Care ETF
Returns Before Taxes	–10.70%	2.04%	0.84%
Returns After Taxes on Distributions	–10.92	1.88	0.71
Returns After Taxes on Distributions and Sale of Fund Shares	–6.71	1.74	0.72

Industrials ETF
Returns Before Taxes	–28.41%	—	0.32%
Returns After Taxes on Distributions	–28.69	—	0.13
Returns After Taxes on Distributions and Sale of Fund Shares	–18.16	—	0.30

Information Technology ETF
Returns Before Taxes	–9.78%	3.94%	–0.64%
Returns After Taxes on Distributions	–9.91	3.85	–0.72
Returns After Taxes on Distributions and Sale of Fund Shares	–6.26	3.37	–0.55

Materials ETF
Returns Before Taxes	–25.88%	4.99%	5.43%
Returns After Taxes on Distributions	–26.28	4.68	5.15
Returns After Taxes on Distributions and Sale of Fund Shares	–16.52	4.25	4.65

Telecommunication Services ETF
Returns Before Taxes	–15.88%	—	2.62%
Returns After Taxes on Distributions	–16.27	—	2.29
Returns After Taxes on Distributions and Sale of Fund Shares	–9.92	—	2.25

Utilities ETF
Returns Before Taxes	–18.34%	6.39%	6.99%
Returns After Taxes on Distributions	–18.85	5.86	6.51
Returns After Taxes on Distributions and Sale of Fund Shares	–11.29	5.53	6.07

1 For the Consumer Discretionary, Consumer Staples, Financials, Health Care, Information Technology, Materials, and Utilities ETFs, January 26, 2004; for the Energy, Industrials, and Telecommunication
Services ETFs, September 23, 2004.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples on this page are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The acompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 2% fee on redemptions of Admiral Shares held for less than one year. If this fee were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2009

		Beginning	Ending	Expenses
		Account Value	Account Value	Paid During
Index Fund	Share Class	2/28/2009	8/31/2009	Period[1]
Based on Actual Fund Return
Consumer Discretionary	Admiral	$1,000.00	$1,543.95	$1.86
	ETF	1,000.00	1,544.81	1.73
Consumer Staples	Admiral	$1,000.00	$1,251.84	$1.65
	ETF	1,000.00	1,252.17	1.48
Energy	Admiral	$1,000.00	$1,291.59	$1.68
	ETF	1,000.00	1,291.74	1.50
Financials	Admiral	$1,000.00	$1,807.76	$2.12
	ETF	1,000.00	1,808.60	1.84
Health Care	Admiral	$1,000.00	$1,269.02	$1.66
	ETF	1,000.00	1,269.41	1.49
Industrials	Admiral	$1,000.00	$1,490.63	$1.88
	ETF	1,000.00	1,491.17	1.63
Information Technology	Admiral	$1,000.00	$1,509.28	$1.83
	ETF	1,000.00	1,509.51	1.64
Materials	Admiral	$1,000.00	$1,569.31	$1.88
	ETF	1,000.00	1,569.31	1.68
Telecommunication Services	Admiral	$1,000.00	$1,241.33	$1.58
	ETF	1,000.00	1,241.53	1.47
Utilities	Admiral	$1,000.00	$1,189.81	$1.60
	ETF	1,000.00	1,190.18	1.44
Based on Hypothetical 5% Yearly Return
Consumer Discretionary	Admiral	$1,000.00	$1,023.74	$1.48
	ETF	1,000.00	1,023.84	1.38
Consumer Staples	Admiral	$1,000.00	$1,023.74	$1.48
	ETF	1,000.00	1,023.89	1.33
Energy	Admiral	$1,000.00	$1,023.74	$1.48
	ETF	1,000.00	1,023.89	1.33
Financials	Admiral	$1,000.00	$1,023.69	$1.53
	ETF	1,000.00	1,023.89	1.33
Health Care	Admiral	$1,000.00	$1,023.74	$1.48
	ETF	1,000.00	1,023.89	1.33
Industrials	Admiral	$1,000.00	$1,023.69	$1.53
	ETF	1,000.00	1,023.89	1.33
Information Technology	Admiral	$1,000.00	$1,023.74	$1.48
	ETF	1,000.00	1,023.89	1.33
Materials	Admiral	$1,000.00	$1,023.74	$1.48
	ETF	1,000.00	1,023.89	1.33
Telecommunication Services	Admiral	$1,000.00	$1,023.79	$1.43
	ETF	1,000.00	1,023.89	1.33
Utilities	Admiral	$1,000.00	$1,023.74	$1.48
	ETF	1,000.00	1,023.89	1.33

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Consumer Discretionary Index Fund, 0.29% for Admiral Shares and 0.27% for ETF Shares; for the Consumer Staples Index Fund, 0.29% for Admiral Shares and 0.26% for ETF Shares; for the Energy Index Fund, 0.29% for Admiral Shares and 0.26% for ETF

Shares; for the Financials Index Fund, 0.30% for Admiral Shares and 0.26% for ETF Shares; for the Health Care Index Fund, 0.29% for Admiral Shares and 0.26% for ETF Shares; for the Industrials Index Fund, 0.30% for Admiral Shares and 0.26% for ETF Shares; for the Information Technology Index Fund, 0.29% for Admiral Shares and 0.26% for ETF Shares; for the Materials Index Fund, 0.29% for Admiral Shares and 0.26% for ETF Shares; for the Telecommunication Services Index Fund, 0.28% for Admiral Shares and 0.26% for ETF Shares; for the Utilities Index Fund, 0.29% for Admiral Shares and 0.26% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Consumer Discretionary Index Fund, Consumer Staples Index Fund, Energy Index Fund, Financials Index Fund, Health Care Index Fund, Industrials Index Fund, Information Technology Index Fund, Materials Index Fund, Telecommunication Services Index Fund, and Utilities Index Fund has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor to the funds.

The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the funds’ investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance of their target indexes and peer groups. The board concluded that the funds have performed in line with expectations, and that their results have been consistent with their investment strategies. Information about each fund’s most recent performance can be found on the Performance Summary pages of this report.

Cost

The board concluded that the funds’ expense ratios were well below the average expense ratios charged by funds in their respective peer groups and that the funds’ advisory expense ratios were also well below their peer-group averages. Information about the funds’ expense ratios appears in the About Your Fund’s Expenses section of this report.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as the funds’ assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees

John J. Brennan[1]
Born 1954. Trustee Since May 1987. Chairman of
the Board. Principal Occupation(s) During the Past
Five Years: Chairman of the Board and Director/Trustee
of The Vanguard Group, Inc., and of each of the
investment companies served by The Vanguard Group;
Chief Executive Officer and President of The Vanguard
Group and of each of the investment companies served
by The Vanguard Group (1996–2008); Chairman of
the Financial Accounting Foundation; Governor of
the Financial Industry Regulatory Authority (FINRA);
Director of United Way of Southeastern Pennsylvania.

F. William McNabb III[1]
Born 1957. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: Director of
The Vanguard Group, Inc., since 2008; Chief Executive
Officer and President of The Vanguard Group and of
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The
Vanguard Group (1995–2008).

Independent Trustees

Charles D. Ellis
Born 1937. Trustee Since January 2001. Principal
Occupation(s) During the Past Five Years: Applecore
Partners (pro bono ventures in education); Senior
Advisor to Greenwich Associates (international business
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Retired
Executive Chief Staff and Marketing Officer for North
America and Corporate Vice President of Xerox
Corporation (photocopiers and printers); Director of
SPX Corporation (multi-industry manufacturing), the
United Way of Rochester, the Boy Scouts of America,
Amerigroup Corporation (direct health and medical
insurance carriers), and Monroe Community College
Foundation.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years: Retired
Chairman and Chief Executive Officer of Rohm and
Haas Co. (chemicals); President of Rohm and Haas Co.
(2006–2008); Board Member of American Chemistry
Council; Director of Tyco International, Ltd. (diversified
manufacturing and services) and Hewlett-Packard Co.
(electronic computer manufacturing); Trustee of The
Conference Board.

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
of Arts and Sciences with Secondary Appointments
at the Annenberg School for Communication and the
Graduate School of Education of the University of
Pennsylvania; Director of Carnegie Corporation of
New York, Schuylkill River Development Corporation,
and Greater Philadelphia Chamber of Commerce;
Trustee of the National Constitution Center.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Retired
Corporate Vice President, Chief Global Diversity Officer,
and Member of the Executive Committee of Johnson
& Johnson (pharmaceuticals/consumer products);
Vice President and Chief Information Officer of Johnson
& Johnson (1997–2005); Director of the University
Medical Center at Princeton and Women’s Research
and Education Institute.

André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George Gund
Professor of Finance and Banking, Harvard Business
School; Director and Chairman of UNX, Inc. (equities
trading firm); Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,
President, Chief Executive Officer, and Director of
NACCO Industries, Inc. (forklift trucks/housewares/
lignite); Director of Goodrich Corporation (industrial
products/aircraft systems and services).

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

Executive Officers

Thomas J. Higgins[1]
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
The Vanguard Group, Inc.; Treasurer of each of the
investment companies served by The Vanguard
Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988–2008).

Heidi Stam[1]
Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Managing
Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Vanguard Marketing Corporation since 2005; Principal
of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P. O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability
Direct Investor Account Services > 800-662-2739	with respect to any such funds or securities. For any such funds or securities, the prospectus or the Statement of Additional
Institutional Investor Services > 800-523-1036	Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any
TextTelephone for People	related funds.

With Hearing Impairment > 800-952-3335

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.
This material may be used in conjunction with
the offering of shares of any Vanguard fund	You can obtain a free copy of Vanguard’s proxy voting guidelines
only if preceded or accompanied by the fund’s	by visiting our website, www.vanguard.com, and searching for
current prospectus.	“proxy voting guidelines,” or by calling Vanguard at 800-662-2739.
The guidelines are also available from the SEC’s website,
www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s
Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section,
Securities and Exchange Commission, Washington, DC 20549-0102.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q4830 102009

Vanguard Extended Duration Treasury
Index Fund Annual Report
August 31, 2009

> For the fiscal year ended August 31, 2009, Vanguard Extended Duration Treasury

Index Fund’s Institutional Shares returned 8.05% and the fund’s ETF Shares,

as measured by net asset value, returned 7.98%.

> The strong demand for Treasury securities in the first half of the fiscal year reversed in the second half, as investors perceived that the credit markets and the economy were improving.

> The fund’s return was only a few steps behind the 8.39% return of its benchmark,

the Barclays Capital U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Results of Proxy Voting	7
Fund Profile	8
Performance Summary	9
Financial Statements	11
About Your Fund’s Expenses	21
Trustees Approve Advisory Arrangement	23
Glossary	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Extended Duration Treasury Index Fund
Institutional Shares[1]	VEDTX	8.05%
ETF Shares[2]	EDV
Market Price		9.67
Net Asset Value		7.98
Barclays Capital U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index		8.39

Your Fund’s Performance at a Glance
August 31, 2008–August 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Extended Duration Treasury
Index Fund
Institutional Shares	$29.52	$30.69	$1.324	$0.000
ETF Shares	98.11	101.91	4.397	0.000

1 This class of shares carries low expenses and is available for a minimum initial investment of $5 million.
2 Vanguard ETF™ Shares are traded on the NYSE Arca exchange and are available only through brokers. The table shows ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

1

President’s Letter

Dear Shareholder,

The fiscal year ended August 31, 2009—the first full year of operation for Vanguard Extended Duration Treasury Index Fund—was one of the financial markets’ most turbulent periods. It included frozen corporate credit markets that sparked a rush toward the safety and liquidity of Treasuries, boosting the fund’s return. Aggressive government measures were then implemented to thaw those markets, helping produce a rally in corporate bonds. The resulting decline in demand for Treasuries dampened the fund’s return.

For the fiscal year as a whole, these contrary trends produced a total return of about 8% for the Extended Duration Treasury Index Fund, split evenly between capital return and income return. A high degree of short-term volatility can be expected for this fund because of its focus on long-term Treasury securities, which are particularly sensitive to fluctuations in interest rates and changes in demand during stressful periods.

Please note: As a result of the spike in Treasury prices early in the period and significant redemptions, the fund expects to distribute a sizable capital gain in December 2009.

2

Among bond investors, safety and yield traded places

The 12 months ended August 31 spanned two strikingly different half-years. The period began with the September collapse of Lehman Brothers and the government-engineered rescue of several giant financial institutions. Stocks sank as the ensuing crisis spread from Wall Street to Main Street and around the globe. Stricken by seized-up credit markets and a near-total lack of confidence, businesses and consumers put the brakes on economic growth.

Governments in the United States and abroad responded with unprecedented stimulus and other programs. Over the past six months, these efforts started to take hold. Credit-market conditions improved, and the outlook for the U.S.

economy brightened. From their early-March lows, stocks took off on an almost-unbroken winning streak.

The U.S. bond market also performed a U-turn during the year. Early on, as credit markets deteriorated, investors rushed to the relative safety and liquidity of U.S. Treasury securities, driving their prices up and yields down. Investors were so risk-averse that short-term Treasury yields briefly turned negative. November and December were among the ten best months ever for Treasury returns, adjusted for inflation. (The fund returned about 22% in each of those months.) Corporate bonds, especially those of lower credit quality, struggled, and their yield spreads above comparable Treasuries widened to near-historic levels during the first six months.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2009
	One Year	Three Years	Five Years
Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad taxable market)	7.94%	6.35%	4.96%
Barclays Capital Municipal Bond Index	5.67	4.14	4.15
Citigroup 3-Month Treasury Bill Index	0.51	2.77	2.98

Stocks
Russell 1000 Index (Large-caps)	–18.39%	–5.61%	0.94%
Russell 2000 Index (Small-caps)	–21.29	–6.08	2.21
Dow Jones U.S. Total Stock Market Index	–18.10	–5.17	1.45
MSCI All Country World Index ex USA (International)	–13.96	–2.41	8.18

CPI
Consumer Price Index	–1.48%	1.91%	2.64%

3

Several moves by the Treasury and the Federal Reserve Board—which slashed its target level for short-term interest rates to historic lows of 0%–0.25% in December—helped credit markets to attain some stability by the spring. In a dramatic reversal, investors regained their appetite for risk, favoring corporate bonds—especially high-yield bonds—over Treasuries.

After all the ups and downs, Treasuries and high-yield corporate bonds produced similar 12-month returns of about 6%–7%. Overall, the broad U.S. taxable bond market returned about 8%. Tax-exempt municipal bonds, after a flat first half, returned more than 5% for the fiscal year.

Stocks sank, then soared as credit and economy stabilized

The stock market’s first-half results weighed on its full-year returns. The broad U.S. stock market ended the 12 months in negative territory, with a return of about –18%. International markets performed somewhat better, as major European economies emerged from recession; the MSCI All Country World Index ex USA returned about –14%.

Despite the robust second-half rally, it may be premature to sound the all-clear signal. As the fiscal year came to a close, home foreclosures and the unemployment rate were rising, and the federal government’s list of problem banks

Expense Ratio[1]
	Institutional	ETF
	Shares	Shares
Extended Duration Treasury Index Fund	0.11%	0.14%

1 The fund expense ratios shown are from the prospectuses dated December 29, 2008, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended August 31, 2009, the expense ratios were 0.11% for Institutional Shares and 0.14% for the ETF Shares.

4

had climbed above 400—the most since June 1994. There is considerable historical evidence that recovery from a recession caused by a financial crisis tends to take longer than average.

Short-term volatility marks the fund’s fiscal-year results

The jagged ups and downs of the 30-year Treasury bond yields shown in the chart on page 6 help explain the volatility of returns experienced during fiscal-year 2009 by Vanguard Extended Duration Treasury Index Fund. Bond yields and prices are linked, moving up and down at the same time, but in opposite directions; the longer the maturity—the fund invests in long-term Treasury securities from 20 to 30 years in maturity—the greater the fluctuation.

The opening six months of the fund’s 2009 fiscal year were particularly volatile. Fears of financial-system collapse spurred investors toward Treasuries, driving down the fund’s yields—the sag in the chart represents a cumulative drop of 1.7 percentage points in yield in November and December. As we reported to you in our semiannual report, the extraordinary demand for Treasury securities, and the related decline in interest rates across the maturity spectrum, helped produce a return of almost 17% for the fund for the first half of the fiscal year.

Strong actions by the Fed and other central banks began having a salutary effect on the credit markets as the initial six months drew to a close. At the same

Total Returns
November 28, 2007[1] Through August 31, 2009
Average
Annual Return
Extended Duration Treasury Index Fund Institutional Shares	4.74%
Barclays Capital U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index	5.18

The performance data shown represent past performance, which is not a guarantee of future results. Investment returns and principal value will fluctuate, so investors’ shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.

1 Fund inception.

5

time, investors interpreted a growing number of economic signals as suggesting that the economic slump was likely ending.

As a result, what had been a flight to quality in the first half of the year became, in the second half, a flight from quality. Demand for Treasuries fell, and demand for corporate bonds—especially high-yield bonds—and stocks rose. Long-term Treasury yields climbed back to about where they were 12 months before. Also helping keep yields higher was the large issuance of Treasury securities, as well as investor expectations of future issuance, to finance the federal government’s economic stimulus package and other programs.

The fund returned about –8% for the second half of the fiscal year, bringing the result for the fiscal year as a whole to, coincidentally, about 8%.

Monthly yields of 30-year Treasury bonds:
August 2008–August 2009

The fund can minimize an asset–liability mismatch

Vanguard Extended Duration Treasury Index Fund is designed to be used as a long-term investment tool. The fund was designed primarily as an instrument for managing defined-benefit pension plans. From a pension fund manager’s perspective, the fund’s total return is less important than how that total return relates to changes in the value of a pension plan’s liabilities. The fund invests in assets that move up and down in value in the same direction as long-term pension liabilities—since both respond similarly to interest-rate fluctuations—thus helping to reduce volatility in the ratio of a plan’s assets to its liabilities.

In addition, the fund invests in U.S. Treasury securities, deemed the safest of all bonds in terms of credit quality.

The fund also operates at a very low cost: As you know, low costs can be an important ally to any investor over the long term.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
September 12, 2009

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the fund prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	816,325,661	25,839,114	96.9%
Charles D. Ellis	811,618,878	30,545,897	96.4%
Emerson U. Fullwood	816,960,560	25,204,215	97.0%
Rajiv L. Gupta	815,607,429	26,557,346	96.8%
Amy Gutmann	818,039,387	24,125,388	97.1%
JoAnn Heffernan Heisen	815,771,400	26,393,375	96.9%
F. William McNabb III	817,559,701	24,605,074	97.1%
André F. Perold	814,833,250	27,331,525	96.8%
Alfred M. Rankin, Jr.	815,942,907	26,221,868	96.9%
Peter F. Volanakis	817,780,699	24,384,076	97.1%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the fund’s fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the fund to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

Extended Duration Treasury				Broker	Percentage
Index Fund	For	Abstain	Against	Non-Votes	For
2a	2,480,855	2,255	84,360	66,734	94.2%
2b	2,480,869	2,211	84,390	66,734	94.2%
2c	2,482,099	698	84,673	66,734	94.2%
2d	2,480,548	2,330	84,592	66,734	94.2%
2e	2,480,743	2,294	84,433	66,734	94.2%
2f	2,480,713	2,308	84,449	66,734	94.2%
2g	2,480,676	2,212	84,582	66,734	94.2%

7

Extended Duration Treasury Index Fund

Fund Profile
As of August 31, 2009

Financial Attributes
		Target
	Fund	Index[1]
Number of Issues	50	50
Yield[2]		4.4%
Institutional Shares	4.3%
ETF Shares	4.3%
Yield to Maturity	4.4%[3]	4.4%
Average Coupon	0.0%	0.0%
Average Effective Maturity	25.1 years	24.7 years
Average Quality[4]	Aaa	Aaa
Average Duration	25.7 years	25.3 years
Expense Ratio[5]		—
Institutional Shares	0.11%
ETF Shares	0.14%
Short-Term Reserves	0.0%	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%
Distribution by Maturity (% of portfolio)
20–30 Years	100.0%
Distribution by Credit Quality[4] (% of portfolio)
Aaa	100.0%

Investment Focus

1 Barclays Capital U.S. Treasury STRIPS 20-30 Year Equal Par Bond Index.
2 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible date.
3 Before expenses.
4 Moody’s Investors Service.
5 The fund expense ratios shown are from the prospectus dated December 29, 2008, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended August 31, 2009, the expense ratios were 0.11%

8

Extended Duration Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 28, 2007–August 31, 2009

Initial Investment of $5,000,000

	Total Returns
	Periods Ended August 31, 2009		Final Value
		Since	of a $5,000,000
	One Year	Inception[1]	Investment
Extended Duration Treasury Index Fund
Institutional Shares	8.05%	4.74%	$5,423,233
Barclays Capital U.S. Treasury STRIPS
20–30 Year Equal Par Bond Index	8.39	5.18	5,463,435

			Final Value
		Since	of a $10,000
	One Year	Inception[1]	Investment
Extended Duration Treasury Index Fund
ETF Shares Net Asset Value[2]	7.98%	5.90%	$11,046
Barclays Capital U.S. Treasury STRIPS
20–30 Year Equal Par Bond Index	8.39	6.65	11,182

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: November 28, 2007, for Institutional
Shares and December 6, 2007, for the ETF Shares.
2 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’
market price was above or below the NAV.

9

Extended Duration Treasury Index Fund

Cumulative Returns: ETF Shares, December 6, 2007–August 31, 2009
		Cumulative
		Since
	One Year	Inception[1]
Extended Duration Treasury Index Fund ETF Shares Market Price	9.67%	12.57%
Extended Duration Treasury Index Fund ETF Shares Net Asset Value	7.98	10.46
Barclays Capital U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index	8.39	11.82

Total Returns (%): November 28, 2007–August 31, 2009
				Barclays
	Institutional Shares			Capital[2]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Returns
2008[3]	–1.6%	2.0%	0.4%	0.8%
2009	3.9	4.1	8.0	8.4

Total Returns: Periods Ended June 30, 2009
			Since Inception
	Inception Date	One Year	Capital	Income	Total
Institutional Shares	11/28/2007	6.42%	–1.03%	3.72%	2.69%
ETF Shares	12/6/2007
Market Price		8.22	—	—	4.85
Net Asset Value		6.32	0.12	3.79	3.91

1 Performance for the fund and its comparative standards is calculated since the ETF Shares’ inception on December 6, 2007.
2 Barclays Capital U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index.
3 Since the Institutional Shares’ inception on November 28, 2007.
Note: See Financial Highlights tables for dividend and capital gains information.

10

Extended Duration Treasury Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government Securities (99.9%)
U.S. Treasury STRIPS Coupon	0.00%	11/15/29	12,450	5,127
U.S. Treasury STRIPS Coupon	0.00%	2/15/30	10,650	4,340
U.S. Treasury STRIPS Coupon	0.00%	5/15/30	15,700	6,319
U.S. Treasury STRIPS Coupon	0.00%	8/15/30	12,250	4,884
U.S. Treasury STRIPS Coupon	0.00%	11/15/30	11,175	4,416
U.S. Treasury STRIPS Coupon	0.00%	2/15/31	14,650	5,716
U.S. Treasury STRIPS Coupon	0.00%	5/15/31	12,790	4,943
U.S. Treasury STRIPS Coupon	0.00%	8/15/31	11,050	4,222
U.S. Treasury STRIPS Coupon	0.00%	11/15/31	11,300	4,273
U.S. Treasury STRIPS Coupon	0.00%	2/15/32	12,850	4,801
U.S. Treasury STRIPS Coupon	0.00%	5/15/32	11,905	4,403
U.S. Treasury STRIPS Coupon	0.00%	8/15/32	12,100	4,429
U.S. Treasury STRIPS Coupon	0.00%	11/15/32	11,745	4,258
U.S. Treasury STRIPS Coupon	0.00%	2/15/33	10,800	3,873
U.S. Treasury STRIPS Coupon	0.00%	5/15/33	11,300	4,014
U.S. Treasury STRIPS Coupon	0.00%	8/15/33	12,150	4,267
U.S. Treasury STRIPS Coupon	0.00%	11/15/33	11,250	3,911
U.S. Treasury STRIPS Coupon	0.00%	2/15/34	11,800	4,056
U.S. Treasury STRIPS Coupon	0.00%	5/15/34	12,360	4,207
U.S. Treasury STRIPS Coupon	0.00%	8/15/34	12,600	4,244
U.S. Treasury STRIPS Coupon	0.00%	11/15/34	10,225	3,405
U.S. Treasury STRIPS Coupon	0.00%	2/15/35	13,150	4,334
U.S. Treasury STRIPS Coupon	0.00%	5/15/35	12,025	3,924
U.S. Treasury STRIPS Coupon	0.00%	8/15/35	11,050	3,565
U.S. Treasury STRIPS Coupon	0.00%	11/15/35	11,435	3,664
U.S. Treasury STRIPS Coupon	0.00%	2/15/36	14,000	4,419
U.S. Treasury STRIPS Coupon	0.00%	5/15/36	12,920	4,031
U.S. Treasury STRIPS Coupon	0.00%	8/15/36	11,800	3,645
U.S. Treasury STRIPS Coupon	0.00%	11/15/36	10,430	3,185
U.S. Treasury STRIPS Coupon	0.00%	2/15/37	19,045	5,763
U.S. Treasury STRIPS Coupon	0.00%	5/15/37	14,000	4,189
U.S. Treasury STRIPS Coupon	0.00%	8/15/37	10,445	3,106
U.S. Treasury STRIPS Coupon	0.00%	11/15/37	12,200	3,574
U.S. Treasury STRIPS Coupon	0.00%	2/15/38	10,750	3,146
U.S. Treasury STRIPS Coupon	0.00%	5/15/38	10,750	3,112
U.S. Treasury STRIPS Coupon	0.00%	8/15/38	8,200	2,363
U.S. Treasury STRIPS Coupon	0.00%	11/15/38	5,000	1,429
U.S. Treasury STRIPS Coupon	0.00%	2/15/39	7,100	2,029
U.S. Treasury STRIPS Coupon	0.00%	5/15/39	5,900	1,654
U.S. Treasury STRIPS Coupon	0.00%	8/15/39	9,400	2,607

11

Extended Duration Treasury Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Treasury STRIPS Principal	0.00%	5/15/30	8,550	3,500
U.S. Treasury STRIPS Principal	0.00%	2/15/31	8,100	3,212
U.S. Treasury STRIPS Principal	0.00%	2/15/36	8,050	2,626
U.S. Treasury STRIPS Principal	0.00%	2/15/37	5,200	1,623
U.S. Treasury STRIPS Principal	0.00%	5/15/37	9,250	2,854
U.S. Treasury STRIPS Principal	0.00%	2/15/38	12,700	3,789
U.S. Treasury STRIPS Principal	0.00%	5/15/38	18,495	5,482
U.S. Treasury STRIPS Principal	0.00%	2/15/39	18,950	5,438
U.S. Treasury STRIPS Principal	0.00%	5/15/39	23,075	6,542
U.S. Treasury STRIPS Principal	0.00%	8/15/39	13,400	3,757
Total Investments (99.9%) (Cost $190,843)				196,670
Other Assets and Liabilities (0.1%)
Other Assets				9,000
Liabilities				(8,878)
				122
Net Assets (100%)				196,792

At August 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	160,590
Undistributed Net Investment Income	1,444
Accumulated Net Realized Gains	28,931
Unrealized Appreciation (Depreciation)	5,827
Net Assets	196,792

Institutional Shares—Net Assets
Applicable to 4,917,683 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	150,934
Net Asset Value Per Share—Institutional Shares	$30.69

ETF Shares—Net Assets
Applicable to 450,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	45,858
Net Asset Value Per Share—ETF Shares	$101.91

• See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Extended Duration Treasury Index Fund

Statement of Operations

Year Ended
August 31, 2009
($000)
Investment Income
Income
Interest[1]	9,019
Total Income	9,019
Expenses
The Vanguard Group—Note B
Investment Advisory Services	26
Management and Administrative—Institutional Shares	74
Management and Administrative—ETF Shares	21
Marketing and Distribution—Institutional Shares	63
Marketing and Distribution—ETF Shares	10
Custodian Fees	26
Auditing Fees	27
Shareholders’ Reports and Proxies—Institutional Shares	—
Shareholders’ Reports and Proxies—ETF Shares	9
Total Expenses	256
Net Investment Income	8,763
Realized Net Gain (Loss) on Investment Securities Sold	42,012
Change in Unrealized Appreciation (Depreciation) of Investment Securities	5,603
Net Increase (Decrease) in Net Assets Resulting from Operations	56,378

1 Interest income from an affiliated company of the fund was $3,000.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Extended Duration Treasury Index Fund

Statement of Changes in Net Assets

		November 28,
	Year Ended	2007[1] to
	August 31,	August 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,763	4,313
Realized Net Gain (Loss)	42,012	(927)
Change in Unrealized Appreciation (Depreciation)	5,603	224
Net Increase (Decrease) in Net Assets Resulting from Operations	56,378	3,610
Distributions
Net Investment Income
Institutional Shares	(7,647)	(2,278)
ETF Shares	(1,511)	(196)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(9,158)	(2,474)
Capital Share Transactions
Institutional Shares	(154,948)	256,542
ETF Shares	41,503	5,339
Net Increase (Decrease) from Capital Share Transactions	(113,445)	261,881
Total Increase (Decrease)	(66,225)	263,017
Net Assets
Beginning of Period	263,017	—
End of Period[2]	196,792	263,017

1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $1,444,000 and $1,839,000.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Shares
	Year	Nov. 28,
	Ended	2007[1] to
	Aug. 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2009	2008
Net Asset Value, Beginning of Period	$29.52	$30.00
Investment Operations
Net Investment Income	1.273[2]	1.023[2]
Net Realized and Unrealized Gain (Loss) on Investments[3]	1.221	(.928)
Total from Investment Operations	2.494	.095
Distributions
Dividends from Net Investment Income	(1.324)	(.575)
Distributions from Realized Capital Gains	—	—
Total Distributions	(1.324)	(.575)
Net Asset Value, End of Period	$30.69	$29.52

Total Return[4]	8.05%	0.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$151	$258
Ratio of Total Expenses to Average Net Assets	0.11%	0.11%[5]
Ratio of Net Investment Income to Average Net Assets	3.93%	4.55%[5]
Portfolio Turnover Rate[6]	39%	36%

1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase fees of $.01 and $.03.
4 Total returns do not include a portfolio transaction fee that may apply to aggregate purchases of more than $20 million by a single investor.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Extended Duration Treasury Index Fund

Financial Highlights

ETF Shares
	Year	Dec. 6,
	Ended	2007[1] to
	Aug. 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2009	2008
Net Asset Value, Beginning of Period	$98.11	$97.78
Investment Operations
Net Investment Income	4.317[2]	3.166[2]
Net Realized and Unrealized Gain (Loss) on Investments[3]	3.880	(.983)
Total from Investment Operations	8.197	2.183
Distributions
Dividends from Net Investment Income	(4.397)	(1.853)
Distributions from Realized Capital Gains	—	—
Total Distributions	(4.397)	(1.853)
Net Asset Value, End of Period	$101.91	$98.11

Total Return	7.98%	2.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$46	$5
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%[4]
Ratio of Net Investment Income to Average Net Assets	3.90%	4.52%[4]
Portfolio Turnover Rate[5]	39%	36%

1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase fees of $.02 and $.11.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Extended Duration Treasury Index Fund

Notes to Financial Statements

Vanguard Extended Duration Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Institutional Shares, Institutional Plus Shares, and ETF Shares. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $5 million. Institutional Plus Shares are available to investors who invest a minimum of $100 million. The fund has not issued any Institutional Plus Shares through August 31, 2009. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees, if any, assessed on purchases of Institutional Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2009, the fund had contributed capital of $39,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

17

Extended Duration Treasury Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2009, 100% of the fund’s investments were valued based on Level 2 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2009, the fund realized $5,146,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $7,487,000 from accumulated net realized gains to paid-in capital.

The fund used a capital loss carryforward of $435,000 to offset taxable capital gains realized during the year ended August 31, 2009, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at August 31, 2009, the fund had $30,442,000 of ordinary income available for distribution.

At August 31, 2009, the cost of investment securities for tax purposes was $190,843,000. Net unrealized appreciation of investment securities for tax purposes was $5,827,000, consisting of unrealized gains of $8,157,000 on securities that had risen in value since their purchase and $2,330,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2009, the fund purchased $146,800,000 of investment securities and sold $269,853,000 of investment securities, other than temporary cash investments.

18

Extended Duration Treasury Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended		Inception[1] to
	August 31, 2009		August 31, 2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued[2]	40,704	1,396	256,993	8,769
Issued in Lieu of Cash Distributions	7,647	222	2,278	80
Redeemed	(203,299)	(5,443)	(2,729)	(106)
Net Increase (Decrease)—Institutional Shares	(154,948)	(3,825)	256,542	8,743
ETF Shares
Issued[2]	60,981	550	14,691	150
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(19,478)	(150)	(9,352)	(100)
Net Increase (Decrease)—ETF Shares	41,503	400	5,339	50
1 Inception was November 28, 2007, for Institutional Shares and December 6, 2007, for ETF Shares.
2 Includes purchase fees of $42,000 and $289,000 (fund totals).

G. In preparing the financial statements as of August 31, 2009, management considered the impact of subsequent events occurring through October 15, 2009, for potential recognition or disclosure in these financial statements.

19

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard World Fund and the Shareholders of Vanguard Extended Duration Treasury Index Fund:

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Extended Duration Treasury Index Fund (the “Fund”) at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 15, 2009

Special 2009 tax information (unaudited) for Vanguard Extended Duration Treasury Index Fund

This information for the fiscal year ended August 31, 2009, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $3,294,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended August 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Extended Duration Treasury Index Fund	2/29/2009	8/31/2009	Period[1]
Based on Actual Fund Return
Institutional Shares	$1,000.00	$924.21	$0.53
ETF Shares	1,000.00	924.21	0.68
Based on Hypothetical 5% Yearly Return
Institutional Shares	$1,000.00	$1,024.65	$0.56
ETF Shares	1,000.00	1024.50	0.71

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.11% for Institutional Shares and 0.14% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Extended Duration Treasury Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the investment management services provided to the fund since its inception in 2007, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the fund’s performance since its inception in 2007, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the fund has performed in line with expectations, and that the results have been consistent with the fund’s investment strategies. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

23

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Retired
Born 1954. Trustee Since May 1987. Chairman of	Executive Chief Staff and Marketing Officer for North
the Board. Principal Occupation(s) During the Past	America and Corporate Vice President of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer and President of The Vanguard	Amerigroup Corporation (direct health and medical
Group and of each of the investment companies served	insurance carriers), and Monroe Community College
by The Vanguard Group (1996–2008); Chairman of	Foundation.
the Financial Accounting Foundation; Governor of
the Financial Industry Regulatory Authority (FINRA);	Rajiv L. Gupta
Director of United Way of Southeastern Pennsylvania.	Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years: Retired
F. William McNabb III[1]	Chairman and Chief Executive Officer of Rohm and
Born 1957. Trustee Since July 2009. Principal	Haas Co. (chemicals); President of Rohm and Haas Co.
Occupation(s) During the Past Five Years: Director of	(2006–2008); Board Member of American Chemistry
The Vanguard Group, Inc., since 2008; Chief Executive	Council; Director of Tyco International, Ltd. (diversified
Officer and President of The Vanguard Group and of	manufacturing and services) and Hewlett-Packard Co.
each of the investment companies served by The	(electronic computer manufacturing); Trustee of The
Vanguard Group since 2008; Director of Vanguard	Conference Board.
Marketing Corporation; Managing Director of The
Vanguard Group (1995–2008).	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President of
Independent Trustees	the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Charles D. Ellis	of Arts and Sciences with Secondary Appointments
Born 1937. Trustee Since January 2001. Principal	at the Annenberg School for Communication and the
Occupation(s) During the Past Five Years: Applecore	Graduate School of Education of the University of
Partners (pro bono ventures in education); Senior	Pennsylvania; Director of Carnegie Corporation of
Advisor to Greenwich Associates (international business	New York, Schuylkill River Development Corporation,
strategy consulting); Successor Trustee of Yale University;	and Greater Philadelphia Chamber of Commerce;
Overseer of the Stern School of Business at New York	Trustee of the National Constitution Center.
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Retired	Thomas J. Higgins[1]
Corporate Vice President, Chief Global Diversity Officer,	Born 1957. Chief Financial Officer Since September
and Member of the Executive Committee of Johnson	2008. Principal Occupation(s) During the Past Five
& Johnson (pharmaceuticals/consumer products);	Years: Principal of The Vanguard Group, Inc.; Chief
Vice President and Chief Information Officer of Johnson	Financial Officer of each of the investment companies
& Johnson (1997–2005); Director of the University	served by The Vanguard Group since 2008; Treasurer
Medical Center at Princeton and Women’s Research	of each of the investment companies served by The
and Education Institute.	Vanguard Group (1998–2008).

André F. Perold	Kathryn J. Hyatt[1]
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George Gund	Occupation(s) During the Past Five Years: Principal of
Professor of Finance and Banking, Harvard Business	The Vanguard Group, Inc.; Treasurer of each of the
School; Director and Chairman of UNX, Inc. (equities	investment companies served by The Vanguard
trading firm); Chair of the Investment Committee of	Group since 2008; Assistant Treasurer of each of the
HighVista Strategies LLC (private investment firm).	investment companies served by The Vanguard Group
(1988–2008).
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Heidi Stam[1]
Occupation(s) During the Past Five Years: Chairman,	Born 1956. Secretary Since July 2005. Principal
President, Chief Executive Officer, and Director of	Occupation(s) During the Past Five Years: Managing
NACCO Industries, Inc. (forklift trucks/housewares/	Director of The Vanguard Group, Inc., since 2006;
lignite); Director of Goodrich Corporation (industrial	General Counsel of The Vanguard Group since 2005;
products/aircraft systems and services).	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
Peter F. Volanakis	since 2005; Director and Senior Vice President of
Born 1955. Trustee Since July 2009. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: President	of The Vanguard Group (1997–2006).
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director	Vanguard Senior Management Team
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning	R. Gregory Barton	Michael S. Miller
Museum of Glass; Overseer of the Amos Tuck School	Mortimer J. Buckley	James M. Norris
of Business Administration at Dartmouth College.	Kathleen C. Gubanich	Glenn W. Reed
	Paul A. Heller	George U. Sauter

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.
You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q12750 102009

Vanguard Mega Cap 300 Index Funds
Annual Report
August 31, 2009

Vanguard Mega Cap 300 Index Fund
Vanguard Mega Cap 300 Growth Index Fund
Vanguard Mega Cap 300 Value Index Fund

> For the 12 months ended August 31, 2009, Vanguard’s Mega Cap 300 Index

Funds posted returns ranging from –18.32% to –17.28% for their ETF Shares,

as determined by the net asset value per share. The returns of the Institutional

Shares were marginally different.

> Despite dismal returns, all three of the funds closely tracked their target indexes.

> Stocks in the financial, energy, and industrial sectors of the market detracted significantly from the funds’ returns.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Results of Proxy Voting	8
Mega Cap 300 Index Fund	10
Mega Cap 300 Growth Index Fund	25
Mega Cap 300 Value Index Fund	38
Your Fund’s After-Tax Returns	53
About Your Fund’s Expenses	54
Trustees Approve Advisory Arrangement	56
Glossary	57

Mega Cap 300 Index Fund
Mega Cap 300 Growth Index Fund
Mega Cap 300 Value Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Mega Cap 300 Index Fund
Institutional Shares[1]	VMCTX	–17.84%
ETF Shares[2]	MGC
Market Price		–17.81
Net Asset Value		–17.85
MSCI US Large Cap 300 Index		–17.83
Large-Cap Core Funds Average[3]		–17.76

Vanguard Mega Cap 300 Growth Index Fund
Institutional Shares[1]	VMGAX	–17.25%
ETF Shares[2]	MGK
Market Price		–17.28
Net Asset Value		–17.28
MSCI US Large Cap Growth Index		–17.23
Large-Cap Growth Funds Average[3]		–17.84

Vanguard Mega Cap 300 Value Index Fund
Institutional Shares[1]	VMVLX	–18.29%
ETF Shares[2]	MGV
Market Price		–18.28
Net Asset Value		–18.32
MSCI US Large Cap Value Index		–18.45
Large-Cap Value Funds Average[3]		–17.99

1 This class of shares carries low expenses and is available for a minimum investment of $5 million.
2 Vanguard ETF™ Shares are traded on the NYSE Arca exchange and are available only through brokers. The table shows ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.
3 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

Vanguard’s Mega Cap 300 Index Funds are designed to capture the performance of the largest stocks in the U.S. market. The funds, which track MSCI large-cap indexes, allow shareholders to invest in the market segment as a whole through the Mega Cap 300 Index Fund, or directly in its growth or value segments through one of the other two funds.

All three funds turned in disappointing results for the 12 months ended August 31, 2009, as almost every segment of the stock market sustained a significant hit from the late-2008 financial crisis. The Mega Cap 300 Growth Index Fund produced the best results—meaning it declined the least—with an ETF return of –17.28%, as determined by the net asset value per share. The Mega Cap 300 Index Fund ETF was next in line, returning –17.85% for the period, while the Mega Cap 300 Value Index Fund ETF returned –18.32%. The funds closely tracked their respective indexes.

The Mega Cap 300 Index Funds also offer Institutional Shares, which are available for a minimum initial investment of $5 million. The table on page 1 shows the 12-month returns for the funds and their target indexes, along with the average returns for their peer groups.

2

Stocks sank, then soared as credit and economy stabilized

The 12 months ended August 31 spanned two strikingly different half-years. The period began with the September collapse of a major investment bank and the government-engineered rescue of several giant financial institutions. Stocks sank as the ensuing crisis spread from Wall Street to Main Street and around the globe. Stricken by seized-up credit markets and a near-total lack of confidence, businesses and consumers put the brakes on economic growth.

Governments in the United States and abroad responded with unprecedented stimulus and other programs. Over the past six months, these efforts started to take hold. Credit-market conditions improved, and the outlook for the U.S. economy brightened. From their early-March lows, stocks took off on an almost-unbroken winning streak.

Even so, the broad U.S. stock market ended the 12 months in negative territory, with a return of about –18%. International markets performed somewhat better, as major European economies emerged from recession; the MSCI All Country World Index ex USA returned about –14%.

Despite the robust second-half rally, it may be premature to sound the all-clear signal. As the fiscal year came to a close, home foreclosures and the unemployment rate were rising, and the federal government’s list of problem banks had climbed above 400—the most since June 1994. There

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–18.39%	–5.61%	0.94%
Russell 2000 Index (Small-caps)	–21.29	–6.08	2.21
Dow Jones U.S. Total Stock Market Index	–18.10	–5.17	1.45
MSCI All Country World Index ex USA (International)	–13.96	–2.41	8.18

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	7.94%	6.35%	4.96%
Barclays Capital Municipal Bond Index	5.67	4.14	4.15
Citigroup 3-Month Treasury Bill Index	0.51	2.77	2.98

CPI
Consumer Price Index	–1.48%	1.91%	2.64%

3

is considerable historical evidence that recovery from a recession caused by a financial crisis tends to take longer than average.

Among bond investors, safety and yield traded places

The U.S. bond market also performed a U-turn during the year. Early on, as credit markets deteriorated, investors rushed to the relative safety and liquidity of U.S. Treasury securities, driving their prices up and yields down. Investors were so risk-averse that short-term Treasury yields briefly turned negative. November and December were among the ten best months ever for Treasury returns (adjusted for inflation). Corporate bonds, especially those of lower credit quality, struggled, and their yield spreads above comparable Treasuries widened to near-historic levels during the first six months.

Several moves by the Treasury and the Federal Reserve Board—which slashed its target level for short-term interest rates to a range of 0%–0.25% in December—helped credit markets to attain some stability by the spring. In a dramatic reversal, investors regained their appetite for risk, favoring corporate bonds over Treasuries.

After all the ups and downs, Treasuries and high-yield corporate bonds produced similar 12-month returns of about 6%–7%. Overall, the broad U.S. taxable bond market

Expense Ratios[1]
Your Fund Compared With Its Peer Group
	Institutional	ETF	Peer
	Shares	Shares	Group
Mega Cap 300 Index Fund	0.11%	0.13%	1.26%
Mega Cap 300 Growth Index Fund	0.11	0.13	1.34
Mega Cap 300 Value Index Fund	0.11	0.13	1.25

1 The fund expense ratios shown are from the prospectuses dated December 29, 2008, and represent estimated costs for the current fiscal year based on the funds’ net assets as of the prospectus date. The expense ratios for the fiscal year ended August 31, 2009, were: for the
Mega Cap 300 Index Fund, 0.11% for Institutional Shares and 0.13% for ETF Shares; for the Mega Cap 300 Growth Index Fund, 0.11% for
Institutional Shares and 0.13% for ETF Shares; and for the Mega Cap 300 Value Index Fund, 0.11% for Institutional Shares and 0.13% for
ETF Shares. Peer groups are: for the Mega Cap 300 Index Fund, the Large-Cap Core Funds Average; for the Mega Cap 300 Growth Index
Fund, the Large-Cap Growth Funds Average; and for the Mega Cap 300 Value Index Fund, the Large-Cap Value Funds Average. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2008.

4

returned about 8%. Tax-exempt municipal bonds, after a flat first half, returned more than 5% for the fiscal year.

Overall weakness in stocks weighed on returns

The big-company stocks that make up the Mega Cap 300 Index Funds took a harsh pounding in the first several months of the fiscal year. Although stocks began to bounce back in mid-March, the rally wasn’t enough to overcome the earlier severe declines by the fiscal year-end.

Of the three funds, Mega Cap 300 Growth Index Fund fared the best for the 12-month period. Despite negative results from all ten market sectors, limited exposure to financial stocks turned out to be a small win for the fund and its index. However, big losses from energy and industrial holdings took their toll on returns.

The Mega Cap 300 Value Index Fund turned in the worst performance of the three. Although the fund earned a positive contribution to returns from its holdings in the information technology and consumer discretionary sectors, the fund’s performance was dominated by the ongoing turmoil in the financial industry. As financial stocks continued to struggle throughout the year, the fund’s heavy weighting in the sector—about 25% of assets, on average, during the period—was a major drawback. Overall, financial stocks subtracted about 8 percentage points from the fund’s return.

Total Returns
December 17, 2007,[1] Through August 31, 2009
Average
Annual Return
Mega Cap 300 Index Fund ETF Shares Net Asset Value	–16.04%
MSCI US Large Cap 300 Index	–16.02
Large-Cap Core Funds Average[2]	–16.32

Mega Cap 300 Growth Index Fund ETF Shares Net Asset Value	–13.68%
MSCI US Large Cap Growth Index	–13.62
Large-Cap Growth Funds Average[2]	–16.35

Mega Cap 300 Value Index Fund ETF Shares Net Asset Value	–18.48%
MSCI US Large Cap Value Index	–18.54
Large-Cap Value Funds Average[2]	–17.42

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Inception date for ETF Shares.
2 Derived from data provided by Lipper Inc.

5

As you would expect, the return of the Mega Cap 300 Index Fund—which invests in both growth and value stocks—fell between those of the other two funds. Because it holds essentially the same stocks they do, its most significant losses stemmed from the same sectors: financials, energy, and industrials. Information technology stocks proved to be the fund’s one bright spot.

The funds have successfully tracked their indexes

The Vanguard Mega Cap 300 Index Funds were introduced in December 2007. Since then, the U.S. stock market has experienced one of the worst bear markets in history. Although their absolute returns are nothing to celebrate, the funds have succeeded over this tumultuous period by the standards of an index portfolio.

Despite the unsettled investment environment, the funds’ advisor, Vanguard Quantitative Equity Group, has managed to do an exceptional job of meeting the funds’ shared objective of tracking their respective indexes. The advisor is helped in this task by the funds’ low expense ratios, which are far below the average costs of peer funds.

Focus on the long term regardless of market conditions

During the past 12 months, U.S. stocks have experienced one of the toughest economic periods since the 1930s. Although at this point the market has recovered from some of its losses, the only certainty about its near-term direction is continued uncertainty.

At Vanguard, we encourage you to maintain a long-term perspective and avoid making hasty investment decisions based on the markets’ short-term volatility. One of the best ways to do that is to develop a well-balanced and diversified portfolio that is consistent with your long-term goals, time horizon, and risk tolerance—and then plan to stick with it. Such a portfolio should include a stable, cost-efficient mix of stocks, bonds, and short-term reserves.

Such a carefully planned investment program can help to cushion the stock market’s occasionally sharp declines while allowing you to participate in its long-term potential for growth. By providing a low-cost means of investing in the largest-capitalization stocks, either broadly or with a focus on their growth or value segments, the Vanguard Mega Cap 300 Index Funds can play an important role in your long-term investment plan.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
September 16, 2009

6

Your Fund’s Performance at a Glance
August 31, 2008–August 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Mega Cap 300 Index Fund
Institutional Shares	$87.14	$69.95	$1.462	$0.000
ETF Shares	44.21	35.49	0.734	0.000
Mega Cap 300 Growth Index Fund
Institutional Shares	$91.10	$74.21	$1.043	$0.000
ETF Shares	46.04	37.50	0.520	0.000
Mega Cap 300 Value Index Fund
Institutional Shares	$83.69	$66.02	$2.147	$0.000
ETF Shares	42.21	33.29	1.075	0.000

7

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*
The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of
The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

Mega Cap 300 Index Fund, Mega Cap 300 Growth Index Fund, Mega Cap 300 Value Index Fund
			Percentage
Trustee	For	Withheld	For
John J. Brennan	816,325,661	25,839,114	96.9%
Charles D. Ellis	811,618,878	30,545,897	96.4%
Emerson U. Fullwood	816,960,560	25,204,215	97.0%
Rajiv L. Gupta	815,607,429	26,557,346	96.8%
Amy Gutmann	818,039,387	24,125,388	97.1%
JoAnn Heffernan Heisen	815,771,400	26,393,375	96.9%
F. William McNabb III	817,559,701	24,605,074	97.1%
André F. Perold	814,833,250	27,331,525	96.8%
Alfred M. Rankin, Jr.	815,942,907	26,221,868	96.9%
Peter F. Volanakis	817,780,699	24,384,076	97.1%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Mega Cap 300 Index Fund
2a	3,029,690	120,798	413,104	707,369	70.9%
2b	3,026,047	123,159	414,386	707,369	70.9%
2c	2,868,635	121,543	573,413	707,370	67.2%
2d	2,861,682	123,007	578,904	707,368	67.0%
2e	2,856,608	123,078	583,905	707,370	67.0%
2f	2,861,469	120,758	581,365	707,369	67.0%
2g	3,017,484	119,727	426,381	707,369	70.7%

8

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Mega Cap 300 Growth Index Fund
2a	2,903,193	40,184	17,465	1,190,431	69.9%
2b	2,898,270	40,034	22,538	1,190,431	69.8%
2c	2,893,581	41,046	26,215	1,190,431	69.7%
2d	2,899,256	40,034	21,552	1,190,431	69.8%
2e	2,895,519	39,823	25,500	1,190,431	69.8%
2f	2,901,813	40,464	18,565	1,190,431	69.9%
2g	2,898,375	40,464	22,003	1,190,431	69.8%

Mega Cap 300 Value Index Fund
2a	2,691,309	16,409	16,147	1,062,659	71.1%
2b	2,689,661	16,431	17,773	1,062,659	71.0%
2c	2,680,798	16,209	26,859	1,062,658	70.8%
2d	2,686,805	16,331	20,729	1,062,659	71.0%
2e	2,681,467	16,431	25,968	1,062,658	70.8%
2f	2,686,167	18,997	18,701	1,062,659	70.9%
2g	2,682,393	18,762	22,709	1,062,660	70.8%

9

Mega Cap 300 Index Fund

Fund Profile
As of August 31, 2009

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	303	304	4,345
Median Market Cap	$50.1B	$50.1B	$27.3B
Price/Earnings Ratio	21.2x	21.2x	26.0x
Price/Book Ratio	2.2x	2.2x	2.1x
Yield[3]		2.1%	2.0%
Institutional Shares	2.1%
ETF Shares	2.1%
Return on Equity	21.1%	21.1%	19.2%
Earnings Growth Rate	10.3%	10.0%	9.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	10%	—	—
Expense Ratio[4]		—	—
Institutional Shares	0.11%
ETF Shares	0.13%
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		Target	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	8.3%	8.3%	10.0%
Consumer Staples	12.0	12.0	10.0
Energy	12.4	12.4	11.2
Financials	15.0	15.0	16.5
Health Care	13.9	13.9	13.2
Industrials	9.6	9.6	10.3
Information Technology	18.9	19.0	18.2
Materials	3.0	3.0	3.8
Telecommunication
Services	3.5	3.5	2.9
Utilities	3.4	3.3	3.9

Ten Largest Holdings[5] (% of total net assets)

ExxonMobil Corp.	integrated oil
	and gas	4.1%
Microsoft Corp.	systems software	2.4
Johnson & Johnson	pharmaceuticals	2.0
JPMorgan Chase & Co.	diversified financial
	services	2.0
The Procter & Gamble Co.	household products	1.9
International Business	computer
Machines Corp.	hardware	1.9
AT&T Inc.	integrated
	telecommunication
	services	1.9
Bank of America Corp.	diversified financial
	services	1.8
Apple Inc.	computer hardware	1.8
General Electric Co.	industrial
	conglomerates	1.8
Top Ten		21.6%

Investment Focus

1 MSCI US Large Cap 300 Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectuses dated December 29, 2008, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended August 31, 2009, the expense ratios were 0.11% for
Institutional Shares and 0.13% for ETF Shares.
5 The holdings listed exclude any temporary cash investments and equity index products.

10

Mega Cap 300 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2007–August 31, 2009
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2009		Final Value of
		Since	a $10,000
	One Year	Inception[1]	Investment
Mega Cap 300 Index Fund ETF Shares Net Asset Value	–17.85%	–16.04%	$7,423
Mega Cap 300 Index Fund ETF Shares Market Price	–17.81	–16.01	7,428
Dow Jones U.S. Total Stock Market Index	–18.10	–15.63	7,486
MSCI US Large Cap 300 Index	–17.83	–16.02	7,426
Large-Cap Core Funds Average[2]	–17.76	–16.32	7,382

			Final Value of
		Since	a $5,000,000
	One Year	Inception[1]	Investment
Mega Cap 300 Index Fund Institutional Shares	–17.84%	–14.26%	$3,956,685
Dow Jones U.S. Total Stock Market Index	–18.10	–14.03	3,972,863
MSCI US Large Cap 300 Index	–17.83	–14.28	3,955,615

1 Performance for the fund and its comparative standards is calculated since the following inception dates: December 17, 2007, for
ETF Shares and February 22, 2008, for Institutional Shares.
2 Derived from data provided by Lipper Inc.

11

Mega Cap 300 Index Fund

Cumulative Returns of ETF Shares: December 17, 2007–August 31, 2009
		Cumulative
		Since
	One Year	Inception[1]
Mega Cap 300 Index Fund ETF Shares Market Price	–17.81%	–25.72%
Mega Cap 300 Index Fund ETF Shares Net Asset Value	–17.85	–25.77
MSCI US Large Cap 300 Index	–17.83	–25.74

Fiscal-Year Total Returns (%): December 17, 2007–August 31, 2009

Average Annual Total Returns: Periods Ended June 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	12/17/2007
Market Price		–25.18%	–22.97%
Net Asset Value		–25.26	–23.01
Institutional Shares	2/22/2008	–25.23	–22.08

1 Performance for the fund’s ETF Shares and comparative standards is calculated since the ETF Shares’ inception: December 17, 2007.
Note: See Financial Highlights tables for dividend and capital gains information.

12

Mega Cap 300 Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (8.3%)
	McDonald’s Corp.	40,023	2,251
	Home Depot, Inc.	61,537	1,679
	The Walt Disney Co.	63,992	1,666
	Target Corp.	25,893	1,217
	Time Warner Inc.	43,406	1,211
	Lowe’s Cos., Inc.	53,475	1,150
	Comcast Corp. Class A	66,966	1,026
*	Amazon.com, Inc.	12,470	1,012
	News Corp., Class A	74,525	799
*	Ford Motor Co.	101,295	770
	NIKE, Inc. Class B	13,395	742
	Yum! Brands, Inc.	16,746	574
	Staples, Inc.	25,952	561
	TJX Cos., Inc.	15,103	543
*	Kohl’s Corp.	10,499	542
	Johnson Controls, Inc.	21,550	534
*	Starbucks Corp.	26,646	506
*	Liberty Media Corp.	17,898	499
*	Viacom Inc. Class B	19,921	499
	Comcast Corp. Special
	Class A	33,553	490
*	Time Warner Cable Inc.	12,783	472
	Best Buy Co., Inc.	12,837	466
	Carnival Corp.	15,886	465
*	DIRECTV Group, Inc.	18,429	456
	Omnicom Group Inc.	11,279	410
	The McGraw-Hill Cos., Inc.	11,409	383
	The Gap, Inc.	17,945	353
*	Bed Bath & Beyond, Inc.	9,464	345
	Coach, Inc.	11,645	329
*	Apollo Group, Inc. Class A	4,945	321
	Marriott International, Inc.
	Class A	10,839	259
	Macy’s Inc.	15,294	237
	J.C. Penney Co., Inc.
	(Holding Co.)	7,652	230
	VF Corp.	3,202	223
	CBS Corp.	21,273	220

			Market
			Value•
		Shares	($000)
	Sherwin-Williams Co.	3,621	218
	Fortune Brands, Inc.	5,449	217
*	AutoZone Inc.	1,190	175
*	Las Vegas Sands Corp.	11,957	170
	Garmin Ltd.	4,354	143
*,^	Sears Holdings Corp.	2,022	128
*	DISH Network Corp.	7,557	123
*	Liberty Global, Inc. Class A	4,946	108
*	Liberty Global, Inc. Series C	4,547	99
	News Corp., Class B	7,118	90
			24,911
Consumer Staples (12.0%)
	The Procter & Gamble Co.	105,740	5,721
	Wal-Mart Stores, Inc.	85,191	4,334
	The Coca-Cola Co.	75,586	3,686
	Philip Morris International Inc.	71,162	3,253
	PepsiCo, Inc.	56,478	3,201
	CVS Caremark Corp.	52,817	1,982
	Kraft Foods Inc.	53,429	1,515
	Altria Group, Inc.	75,011	1,371
	Colgate-Palmolive Co.	18,123	1,317
	Walgreen Co.	35,978	1,219
	Kimberly-Clark Corp.	14,996	907
	Costco Wholesale Corp.	15,746	803
	General Mills, Inc.	11,935	713
	Archer-Daniels-Midland Co.	20,930	603
	Sysco Corp.	21,373	545
	Avon Products, Inc.	15,465	493
	The Kroger Co.	22,422	484
	Kellogg Co.	9,698	457
	Lorillard, Inc.	6,099	444
	H.J. Heinz Co.	11,417	439
	ConAgra Foods, Inc.	16,225	333
	The Clorox Co.	5,044	298
	Safeway, Inc.	15,564	296
	Reynolds American Inc.	6,325	289
	Molson Coors Brewing Co.
	Class B	5,501	261
	Campbell Soup Co.	7,791	244
	Sara Lee Corp.	24,009	233

13

Mega Cap 300 Index Fund

			Market
			Value•
		Shares	($000)
	The Hershey Co.	5,731	225
	Coca-Cola Enterprises, Inc.	10,637	215
	The Pepsi Bottling Group, Inc.	5,383	192
	Brown-Forman Corp. Class B	2,911	130
			36,203
Energy (12.4%)
	ExxonMobil Corp.	177,027	12,241
	Chevron Corp.	72,727	5,087
	Schlumberger Ltd.	43,404	2,439
	ConocoPhillips Co.	51,061	2,299
	Occidental Petroleum Corp.	29,407	2,150
	Apache Corp.	12,160	1,033
	Anadarko Petroleum Corp.	18,081	956
	Devon Energy Corp.	15,279	938
*	Transocean Ltd.	11,635	882
	Marathon Oil Corp.	25,677	793
	Halliburton Co.	32,486	770
	XTO Energy, Inc.	19,944	770
	EOG Resources, Inc.	9,081	654
*	National Oilwell Varco Inc.	15,141	550
	Hess Corp.	10,678	540
*	Weatherford
	International Ltd.	25,331	505
	Chesapeake Energy Corp.	21,581	493
*	Southwestern Energy Co.	12,466	460
	Spectra Energy Corp.	23,399	440
	Baker Hughes Inc.	11,236	387
	Noble Energy, Inc.	6,280	380
	Valero Energy Corp.	20,184	378
	Murphy Oil Corp.	6,566	374
	Williams Cos., Inc.	21,019	346
	Noble Corp.	9,507	333
	Peabody Energy Corp.	9,675	316
*	Ultra Petroleum Corp.	5,496	255
	Diamond Offshore
	Drilling, Inc.	2,511	225
	Smith International, Inc.	7,902	218
			37,212
Financials (15.0%)
	JPMorgan Chase & Co.	136,377	5,927
	Bank of America Corp.	313,517	5,515
	Wells Fargo & Co.	158,704	4,367
	The Goldman Sachs
	Group, Inc.	17,351	2,871
	Citigroup Inc.	411,619	2,058
	U.S. Bancorp	68,842	1,557
*	Berkshire Hathaway Inc.
	Class B	404	1,327
	American Express Co.	38,124	1,289
	Bank of New York
	Mellon Corp.	43,369	1,284
	Morgan Stanley	42,708	1,237
	MetLife, Inc.	29,695	1,121
	The Travelers Cos., Inc.	21,239	1,071
	State Street Corp.	17,615	924
	Prudential Financial, Inc.	16,506	835

			Market
			Value•
		Shares	($000)
	BB&T Corp.	24,677	689
	PNC Financial
	Services Group	16,149	688
	AFLAC Inc.	16,918	687
	Simon Property Group, Inc.
	REIT	10,185	648
	Charles Schwab Corp.	35,750	646
	Ace Ltd.	12,186	636
	The Chubb Corp.	12,870	636
	CME Group, Inc.	2,184	636
	Capital One Financial Corp.	16,381	611
	Franklin Resources, Inc.	5,917	552
	The Allstate Corp.	18,467	543
	Northern Trust Corp.	7,796	456
	Marsh & McLennan
	Cos., Inc.	18,957	446
	Loews Corp.	12,593	430
	T. Rowe Price Group Inc.	9,259	420
	SunTrust Banks, Inc.	16,866	394
*	Progressive Corp. of Ohio	23,471	388
	Aon Corp.	9,038	377
	Annaly Capital
	Management Inc. REIT	19,777	343
	Vornado Realty Trust REIT	5,712	329
	Public Storage, Inc. REIT	4,601	325
	The Principal Financial
	Group, Inc.	11,273	320
	Invesco, Ltd.	14,872	309
	Boston Properties, Inc. REIT	4,952	300
	Ameriprise Financial, Inc.	9,277	279
	NYSE Euronext	9,630	273
	Equity Residential REIT	9,871	270
	Hudson City Bancorp, Inc.	17,016	223
	Moody’s Corp.	7,251	197
*	TD Ameritrade Holding Corp.	9,564	184
*	Leucadia National Corp.	6,922	172
	M & T Bank Corp.	2,759	170
	BlackRock, Inc.	785	157
			45,117
Health Care (13.8%)
	Johnson & Johnson	99,967	6,042
	Pfizer Inc.	244,806	4,088
	Abbott Laboratories	56,067	2,536
	Merck & Co., Inc.	76,595	2,484
	Wyeth	48,380	2,315
*	Amgen Inc.	36,727	2,194
	Schering-Plough Corp.	58,945	1,661
	Bristol-Myers Squibb Co.	71,864	1,590
	Medtronic, Inc.	40,606	1,555
*	Gilead Sciences, Inc.	32,910	1,483
	Eli Lilly & Co.	37,516	1,255
	Baxter International, Inc.	21,949	1,249
	UnitedHealth Group Inc.	43,153	1,208
*	Medco Health Solutions, Inc.	17,499	966
*	WellPoint Inc.	17,581	929
*	Celgene Corp.	16,668	870

14

Mega Cap 300 Index Fund

			Market
			Value•
		Shares	($000)
	Covidien PLC	18,245	722
*	Thermo Fisher Scientific, Inc.	15,207	688
*	Express Scripts Inc.	9,325	674
*	Boston Scientific Corp.	54,650	642
	Allergan, Inc.	11,047	618
	Becton, Dickinson & Co.	8,673	604
	McKesson Corp.	9,933	565
*	Genzyme Corp.	9,785	545
*	Biogen Idec Inc.	10,468	526
*	St. Jude Medical, Inc.	12,566	484
	Aetna Inc.	16,212	462
	Cardinal Health, Inc.	13,079	452
	Stryker Corp.	10,759	446
*	Zimmer Holdings, Inc.	7,803	370
*	Forest Laboratories, Inc.	10,913	319
	Quest Diagnostics, Inc.	5,716	309
	CIGNA Corp.	9,896	291
	C.R. Bard, Inc.	3,607	291
*	Laboratory Corp. of
	America Holdings	3,937	275
			41,708
Industrials (9.6%)
	General Electric Co.	384,173	5,340
	United Technologies Corp.	32,488	1,929
	3M Co.	23,903	1,723
	United Parcel Service, Inc.	25,368	1,356
	The Boeing Co.	24,988	1,241
	Union Pacific Corp.	18,289	1,094
	Burlington Northern
	Santa Fe Corp.	12,319	1,023
	Emerson Electric Co.	27,354	1,009
	Caterpillar, Inc.	21,831	989
	Honeywell International Inc.	25,637	942
	Lockheed Martin Corp.	12,173	913
	FedEx Corp.	10,708	736
	General Dynamics Corp.	11,881	703
	Raytheon Co.	14,296	674
	Deere & Co.	15,302	667
	Illinois Tool Works, Inc.	15,398	644
	Norfolk Southern Corp.	13,285	609
	CSX Corp.	14,201	604
	Danaher Corp.	9,823	596
	Northrop Grumman Corp.	11,148	544
	Tyco International Ltd.	17,168	544
	Waste Management Inc.	16,918	506
	Precision Castparts Corp.	5,078	464
	PACCAR, Inc.	12,499	452
	Ingersoll-Rand PLC	11,523	356
	Republic Services, Inc.
	Class A	13,668	350
	Fluor Corp.	6,595	349
	C.H. Robinson
	Worldwide Inc.	6,156	346
	L-3 Communications
	Holdings, Inc.	4,302	320

			Market
			Value•
		Shares	($000)
	Cummins Inc.	6,952	315
	ITT Industries, Inc.	6,247	313
	Eaton Corp.	5,684	307
	Parker Hannifin Corp.	5,839	284
	Expeditors International of
	Washington, Inc.	7,701	252
	Southwest Airlines Co.	26,999	221
*	First Solar, Inc.	1,686	205
			28,920
Information Technology (19.0%)
	Microsoft Corp.	290,581	7,163
	International Business
	Machines Corp.	47,938	5,659
*	Apple Inc.	32,365	5,444
*	Cisco Systems, Inc.	209,249	4,520
	Intel Corp.	202,615	4,117
*	Google Inc.	8,747	4,038
	Hewlett-Packard Co.	86,757	3,895
	Oracle Corp.	144,632	3,163
	QUALCOMM Inc.	60,042	2,787
*	EMC Corp.	73,028	1,161
	Visa Inc.	16,293	1,159
	Texas Instruments, Inc.	46,253	1,137
*	Dell Inc.	63,703	1,008
*	eBay Inc.	39,675	878
	Corning, Inc.	56,300	849
	Accenture Ltd.	22,247	734
*	Yahoo! Inc.	48,101	703
	Automatic Data
	Processing, Inc.	18,270	701
	MasterCard, Inc. Class A	3,208	650
	Applied Materials, Inc.	48,220	636
*	Adobe Systems, Inc.	19,017	598
	Motorola, Inc.	83,165	597
	Western Union Co.	25,441	459
*	Symantec Corp.	29,780	450
*	Broadcom Corp.	15,593	444
*	Juniper Networks, Inc.	19,170	442
*	Tyco Electronics Ltd.	16,539	377
*	Cognizant Technology
	Solutions Corp.	10,580	369
	CA, Inc.	15,024	335
	Paychex, Inc.	11,783	333
*	Agilent Technologies, Inc.	12,525	322
*	Intuit, Inc.	11,034	306
	Analog Devices, Inc.	10,567	299
*	NVIDIA Corp.	19,816	288
*	NetApp, Inc.	12,009	273
	Xerox Corp.	31,238	270
*	Sun Microsystems, Inc.	27,060	251
*	Activision Blizzard, Inc.	21,006	244
*	Electronic Arts Inc.	11,616	212
*	VMware Inc.	1,835	65
			57,336

15

Mega Cap 300 Index Fund

			Market
			Value•
		Shares	($000)
Materials (3.0%)
	Monsanto Co.	19,783	1,659
	E.I. du Pont de
	Nemours & Co.	32,781	1,047
	Freeport-McMoRan Copper
	& Gold, Inc. Class B	14,913	939
	Praxair, Inc.	11,134	853
	Dow Chemical Co.	39,033	831
	Newmont Mining Corp.
	(Holding Co.)	17,334	697
	Air Products &
	Chemicals, Inc.	7,613	571
	Nucor Corp.	11,391	507
	Alcoa Inc.	35,346	426
	Ecolab, Inc.	8,643	365
	International Paper Co.	14,896	342
	PPG Industries, Inc.	5,960	330
	Weyerhaeuser Co.	7,665	287
	The Mosaic Co.	5,643	274
			9,128
Telecommunication Services (3.5%)
	AT&T Inc.	214,043	5,576
	Verizon
	Communications Inc.	103,052	3,199
*	American Tower Corp.
	Class A	14,410	456
*	Sprint Nextel Corp.	101,451	371
	CenturyTel, Inc.	10,741	346
*	Crown Castle
	International Corp.	10,489	282
	Qwest Communications
	International Inc.	55,807	200
			10,430
Utilities (3.4%)
	Exelon Corp.	23,860	1,193
	Southern Co.	28,386	886
	FPL Group, Inc.	14,158	795

		Market
		Value•
	Shares	($000)
Duke Energy Corp.	46,695	723
Dominion Resources, Inc.	21,403	708
Public Service Enterprise
Group, Inc.	18,308	580
Entergy Corp.	7,115	562
American Electric
Power Co., Inc.	17,297	544
PG&E Corp.	13,364	542
FirstEnergy Corp.	11,062	499
Sempra Energy	8,392	421
Progress Energy, Inc.	10,124	400
PPL Corp.	13,593	400
Consolidated Edison Inc.	9,938	399
Edison International	11,232	375
* AES Corp.	24,063	329
Xcel Energy, Inc.	16,531	327
Ameren Corp.	7,704	208
Constellation Energy
Group, Inc.	6,462	205
		10,096
Total Common Stocks
(Cost $327,607)		301,061
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1,2 Vanguard Market
Liquidity Fund, 0.277%
(Cost $119)	118,801	119
Total Investments (100.0%)
(Cost $327,726)		301,180
Other Assets and Liabilities (0.0%)
Other Assets		1,714
Liabilities[2]		(1,709)
		5
Net Assets (100%)		301,185

16

Mega Cap 300 Index Fund

At August 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	341,004
Undistributed Net Investment Income	1,167
Accumulated Net Realized Losses	(14,440)
Unrealized Appreciation (Depreciation)	(26,546)
Net Assets	301,185

Institutional Shares—Net Assets
Applicable to 1,464,915 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	102,468
Net Asset Value Per Share—
Institutional Shares	$69.95

ETF Shares—Net Assets
Applicable to 5,600,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	198,717
Net Asset Value Per Share—
ETF Shares	$35.49

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $114,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
2 Includes $119,000 of collateral received for securities on loan.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Mega Cap 300 Index Fund

Statement of Operations

Year Ended
August 31, 2009
($000)
Investment Income
Income
Dividends	5,963
Interest[1]	3
Security Lending	39
Total Income	6,005
Expenses
The Vanguard Group—Note B
Investment Advisory Services	32
Management and Administrative—Institutional Shares	37
Management and Administrative—ETF Shares	73
Marketing and Distribution—Institutional Shares	25
Marketing and Distribution—ETF Shares	35
Custodian Fees	27
Auditing Fees	24
Shareholders’ Reports and Proxies—Institutional Shares	—
Shareholders’ Reports and Proxies—ETF Shares	18
Total Expenses	271
Net Investment Income	5,734
Realized Net Gain (Loss)
Investment Securities Sold	(9,477)
Futures Contracts	111
Realized Net Gain (Loss)	(9,366)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(19,732)
Net Increase (Decrease) in Net Assets Resulting from Operations	(23,364)

1 Interest income from an affiliated company of the fund was $3,000.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Mega Cap 300 Index Fund

Statement of Changes in Net Assets

		December 17,
	Year Ended	2007[1] to
	August 31,	August 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,734	1,004
Realized Net Gain (Loss)	(9,366)	416
Change in Unrealized Appreciation (Depreciation)	(19,732)	(6,814)
Net Increase (Decrease) in Net Assets Resulting from Operations	(23,364)	(5,394)
Distributions
Net Investment Income
Institutional Shares	(2,078)	(216)
ETF Shares	(2,970)	(307)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(5,048)	(523)
Capital Share Transactions
Institutional Shares	69,994	56,057
ETF Shares	118,353	91,110
Net Increase (Decrease) from Capital Share Transactions	188,347	147,167
Total Increase (Decrease)	159,935	141,250
Net Assets
Beginning of Period	141,250	—
End of Period[2]	301,185	141,250

1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $1,167,000 and $481,000.
See accompanying Notes, which are an integral part of the Financial Statements.

19

Mega Cap 300 Index Fund

Financial Highlights

Institutional Shares
	Year	Feb. 22,
	Ended	2008[1] to
	August 31,	August 31,
For a Share Outstanding Throughout Each Period	2009	2008
Net Asset Value, Beginning of Period	$87.14	$91.07
Investment Operations
Net Investment Income	1.681[2]	.685
Net Realized and Unrealized Gain (Loss) on Investments	(17.409)	(4.028)
Total from Investment Operations	(15.728)	(3.343)
Distributions
Dividends from Net Investment Income	(1.462)	(.587)
Distributions from Realized Capital Gains	—	—
Total Distributions	(1.462)	(.587)
Net Asset Value, End of Period	$69.95	$87.14

Total Return	–17.84%	–3.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$102	$53
Ratio of Total Expenses to Average Net Assets	0.11%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	2.59%	2.14%[3]
Portfolio Turnover Rate[4]	10%	30%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

20

Mega Cap 300 Index Fund

Financial Highlights

ETF Shares
	Year	Dec. 17,
	Ended	2007[1] to
	August 31,	August 31,
For a Share Outstanding Throughout Each Period	2009	2008
Net Asset Value, Beginning of Period	$44.21	$49.24
Investment Operations
Net Investment Income	.822[2]	.441
Net Realized and Unrealized Gain (Loss) on Investments	(8.808)	(5.179)
Total from Investment Operations	(7.986)	(4.738)
Distributions
Dividends from Net Investment Income	(.734)	(.292)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.734)	(.292)
Net Asset Value, End of Period	$35.49	$44.21

Total Return	–17.85%	–9.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$199	$88
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%[3]
Ratio of Net Investment Income to Average Net Assets	2.57%	2.09%[3]
Portfolio Turnover Rate[4]	10%	30%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

21

Mega Cap 300 Index Fund

Notes to Financial Statements

Vanguard Mega Cap 300 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $5 million. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

22

Mega Cap 300 Index Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2009, the fund had contributed capital of $64,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2009, the fund realized $3,235,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2009, the fund had $1,216,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $948,000 to offset future net capital gains through August 31, 2017. In addition, the fund realized losses of $13,472,000 during the period from November 1, 2008, through August 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

23

Mega Cap 300 Index Fund

At August 31, 2009, the cost of investment securities for tax purposes was $327,746,000. Net unrealized depreciation of investment securities for tax purposes was $26,566,000, consisting of unrealized gains of $8,155,000 on securities that had risen in value since their purchase and $34,721,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2009, the fund purchased $391,851,000 of investment securities and sold $202,659,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Year Ended		Inception[1] to
	August 31, 2009		August 31, 2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	69,116	847	60,241	673
Issued in Lieu of Cash Distributions	2,078	33	216	2
Redeemed	(1,200)	(21)	(6,200)	(69)
Net Increase (Decrease)—Institutional Shares	69,994	859	56,057	606
ETF Shares
Issued	299,108	8,500	117,638	2,600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(180,755)	(4,900)	(26,528)	(600)
Net Increase (Decrease)—ETF Shares	118,353	3,600	91,110	2,000
1 Inception was February 22, 2008, for Institutional Shares and December 17, 2007, for ETF Shares.

The amount of Institutional Shares issued during the year ended August 31, 2009, includes $58,176,000 in purchases that were processed late and should have been recorded in the prior fiscal period. Vanguard, as transfer agent for the fund, offset any impact to the fund resulting from late processing of shareholder transactions. Accordingly, the purchases had no impact to the fund’s net asset value per share or total returns.

G. In preparing the financial statements as of August 31, 2009, management considered the impact of subsequent events occurring through October 15, 2009, for potential recognition or disclosure in these financial statements.

24

Mega Cap 300 Growth Index Fund

Fund Profile
As of August 31, 2009

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	178	178	4,345
Median Market Cap	$46.3B	$46.3B	$27.3B
Price/Earnings Ratio	19.2x	19.1x	26.0x
Price/Book Ratio	3.3x	3.4x	2.1x
Yield[3]		1.5%	2.0%
Institutional Shares	1.3%
ETF Shares	1.3%
Return on Equity	23.8%	23.8%	19.2%
Earnings Growth Rate	19.5%	19.2%	9.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	31%	—	—
Expense Ratio[4]		—	—
Institutional Shares	0.11%
ETF Shares	0.13%
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		Target	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	11.1%	11.1%	10.0%
Consumer Staples	16.7	16.7	10.0
Energy	5.8	5.8	11.2
Financials	4.7	4.7	16.5
Health Care	15.2	15.3	13.2
Industrials	6.4	6.4	10.3
Information Technology	36.1	36.0	18.2
Materials	3.4	3.4	3.8
Telecommunication
Services	0.5	0.5	2.9
Utilities	0.1	0.1	3.9

Ten Largest Holdings[5] (% of total net assets)

Microsoft Corp.	systems software	4.9%
International Business	computer
Machines Corp.	hardware	3.9
Apple Inc.	computer
	hardware	3.7
Cisco Systems, Inc.	communication
	equipment	3.1
Wal-Mart Stores, Inc.	hypermarkets and
	supercenters	3.0
Google Inc.	internet software and
	services	2.8
Hewlett-Packard Co.	computer hardware	2.7
The Procter & Gamble Co.	household products	2.5
Philip Morris
International Inc.	tobacco	2.2
PepsiCo, Inc.	soft drinks	2.2
Top Ten		31.0%

Investment Focus

1 MSCI US Large Cap Growth Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectuses dated December 29, 2008, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended August 31, 2009, the expense ratios were 0.11% for
Institutional Shares and 0.13% for ETF Shares.
5 The holdings listed exclude any temporary cash investments and equity index products.

25

Mega Cap 300 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2007–August 31, 2009
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2009		Final Value of
		Since	a $10,000
	One Year	Inception[1]	Investment
Mega Cap 300 Growth Index Fund ETF Shares
Net Asset Value	–17.28%	–13.68%	$7,783
Mega Cap 300 Growth Index Fund ETF Shares
Market Price	–17.28	–13.64	7,789
Dow Jones U.S. Total Stock Market Index	–18.10	–15.63	7,486
MSCI US Large Cap Growth Index	–17.23	–13.62	7,792
Large-Cap Growth Funds Average[2]	–17.84	–16.35	7,377

			Final Value of
		Since	a $5,000,000
	One Year	Inception[1]	Investment
Mega Cap 300 Growth Index Fund Institutional Shares	–17.25%	–13.19%	$4,096,357
Dow Jones U.S. Total Stock Market Index	–18.10	–15.79	3,924,643
MSCI US Large Cap Growth Index	–17.23	–13.17	4,098,105

1 Performance for the fund and its comparative standards is calculated since the following inception dates: December 17, 2007, for
ETF Shares and April 3, 2008, for Institutional Shares.
2 Derived from data provided by Lipper Inc.

26

Mega Cap 300 Growth Index Fund

Cumulative Returns of ETF Shares: December 17, 2007–August 31, 2009

		Cumulative
		Since
	One Year	Inception[1]
Mega Cap 300 Growth Index Fund ETF Shares Market Price	–17.28%	–22.17%
Mega Cap 300 Growth Index Fund ETF Shares Net Asset Value	–17.28	–22.11
MSCI US Large Cap Growth Index	–17.23	–22.08

Fiscal-Year Total Returns (%): December 17, 2007–August 31, 2009

Average Annual Total Returns: Periods Ended June 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	12/17/2007
Market Price		–23.64%	–19.66%
Net Asset Value		–23.68	–19.69
Institutional Shares	4/3/2008	–23.65	–20.55

1 Performance for the fund’s ETF Shares and comparative standards is calculated since the ETF Shares’ inception: December 17, 2007.
Note: See Financial Highlights tables for dividend and capital gains information.

27

Mega Cap 300 Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (11.1%)
	McDonald’s Corp.	163,219	9,179
	Target Corp.	105,660	4,966
	Lowe’s Cos., Inc.	218,021	4,687
*	Amazon.com, Inc.	50,840	4,128
	Home Depot, Inc.	125,434	3,423
*	Ford Motor Co.	413,174	3,140
	NIKE, Inc. Class B	54,615	3,025
	Yum! Brands, Inc.	68,272	2,338
	Comcast Corp. Class A	150,088	2,299
	Staples, Inc.	105,807	2,287
*	Kohl’s Corp.	42,815	2,209
	TJX Cos., Inc.	61,365	2,206
*	Starbucks Corp.	108,850	2,067
*	Viacom Inc. Class B	81,207	2,033
	Best Buy Co., Inc.	52,333	1,899
*	DIRECTV Group, Inc.	74,561	1,846
	Omnicom Group Inc.	45,998	1,671
	The McGraw-Hill Cos., Inc.	46,539	1,564
	Comcast Corp. Special
	Class A	98,330	1,435
*	Bed Bath & Beyond, Inc.	38,582	1,407
	Coach, Inc.	47,324	1,339
*	Apollo Group, Inc. Class A	20,158	1,307
	Marriott International, Inc.
	Class A	44,584	1,066
	Sherwin-Williams Co.	14,689	884
*	AutoZone Inc.	4,859	716
*	Las Vegas Sands Corp.	48,727	695
	J.C. Penney Co., Inc.
	(Holding Co.)	20,254	608
	The Gap, Inc.	25,534	502
*	Liberty Global, Inc. Class A	20,083	440
*	Liberty Global, Inc. Series C	18,479	401
	Garmin Ltd.	11,508	378
*	DISH Network Corp.	19,977	326
			66,471

			Market
			Value•
		Shares	($000)
Consumer Staples (16.7%)
	Wal-Mart Stores, Inc.	347,408	17,673
	The Procter & Gamble Co.	280,363	15,170
	Philip Morris
	International Inc.	290,271	13,268
	PepsiCo, Inc.	230,369	13,055
	CVS Caremark Corp.	215,436	8,083
	Colgate-Palmolive Co.	73,910	5,373
	The Coca-Cola Co.	107,866	5,261
	Walgreen Co.	146,678	4,969
	Costco Wholesale Corp.	64,199	3,273
	Avon Products, Inc.	63,138	2,012
	General Mills, Inc.	31,629	1,889
	Kellogg Co.	39,603	1,865
	Kimberly-Clark Corp.	21,453	1,297
	Archer-Daniels-Midland Co.	42,751	1,233
	The Clorox Co.	20,578	1,216
	The Hershey Co.	23,430	919
	Lorillard, Inc.	12,422	904
	H.J. Heinz Co.	23,318	898
	Campbell Soup Co.	20,650	648
	Coca-Cola Enterprises, Inc.	21,566	436
	The Pepsi Bottling Group, Inc.	7,794	279
	Brown-Forman Corp. Class B	4,144	185
			99,906
Energy (5.8%)
	Schlumberger Ltd.	177,059	9,951
	Occidental Petroleum Corp.	41,964	3,068
	Anadarko Petroleum Corp.	48,015	2,539
*	Transocean Ltd.	30,834	2,338
*	Weatherford
	International Ltd.	103,268	2,060
*	Southwestern Energy Co.	50,824	1,873
	EOG Resources, Inc.	24,062	1,732
	Noble Energy, Inc.	25,638	1,550
	Hess Corp.	28,294	1,431
	Peabody Energy Corp.	39,540	1,292
*	National Oilwell Varco Inc.	30,939	1,125
	XTO Energy, Inc.	28,547	1,102
*	Ultra Petroleum Corp.	22,432	1,042

28

Mega Cap 300 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Murphy Oil Corp.	17,459	995
	Diamond Offshore
	Drilling, Inc.	10,288	920
	Smith International, Inc.	32,453	895
	Noble Corp.	25,071	878
			34,791
Financials (4.7%)
*	Berkshire Hathaway Inc.
	Class B	1,645	5,405
	Charles Schwab Corp.	145,758	2,632
	American Express Co.	77,712	2,628
	CME Group, Inc.	8,836	2,572
	State Street Corp.	46,757	2,454
	Franklin Resources, Inc.	24,079	2,247
	U.S. Bancorp	98,228	2,222
	Northern Trust Corp.	31,775	1,857
	T. Rowe Price Group Inc.	37,836	1,715
	Public Storage, Inc. REIT	18,721	1,321
	Moody’s Corp.	29,662	808
*	TD Ameritrade Holding Corp.	38,975	750
	BlackRock, Inc.	3,140	627
	Aon Corp.	12,893	538
	Hudson City Bancorp, Inc.	34,732	456
			28,232
Health Care (15.2%)
	Johnson & Johnson	203,895	12,323
	Abbott Laboratories	228,711	10,345
*	Amgen Inc.	149,844	8,952
	Schering-Plough Corp.	240,550	6,779
	Medtronic, Inc.	165,561	6,341
*	Gilead Sciences, Inc.	134,260	6,050
	Baxter International, Inc.	89,517	5,095
*	Medco Health Solutions, Inc.	71,375	3,941
*	Celgene Corp.	68,084	3,552
*	Express Scripts Inc.	38,100	2,752
	Allergan, Inc.	45,033	2,518
	Becton, Dickinson & Co.	35,472	2,470
	McKesson Corp.	40,154	2,283
*	Genzyme Corp.	39,909	2,223
*	Biogen Idec Inc.	42,708	2,144
*	St. Jude Medical, Inc.	51,226	1,974
*	WellPoint Inc.	35,861	1,895
	Stryker Corp.	44,053	1,827
	UnitedHealth Group Inc.	61,607	1,725
*	Zimmer Holdings, Inc.	31,844	1,508
	Quest Diagnostics, Inc.	23,320	1,258
	C.R. Bard, Inc.	14,676	1,183
*	Laboratory Corp. of
	America Holdings	16,038	1,119
	Aetna Inc.	23,149	660
			90,917
Industrials (6.4%)
	United Parcel Service, Inc.	103,473	5,532
	Union Pacific Corp.	74,564	4,460
	Lockheed Martin Corp.	49,595	3,719

			Market
			Value•
		Shares	($000)
	FedEx Corp.	43,770	3,007
	Raytheon Co.	58,307	2,751
	Danaher Corp.	40,065	2,432
	Precision Castparts Corp.	20,726	1,892
	PACCAR, Inc.	51,029	1,846
	Fluor Corp.	26,748	1,415
	C.H. Robinson
	Worldwide Inc.	25,075	1,411
	Deere & Co.	31,273	1,363
	Honeywell International Inc.	36,577	1,345
	L-3 Communications
	Holdings, Inc.	17,247	1,283
	ITT Industries, Inc.	25,572	1,281
	Parker Hannifin Corp.	23,780	1,157
	Expeditors International
	of Washington, Inc.	31,426	1,026
	Southwest Airlines Co.	109,708	897
*	First Solar, Inc.	6,869	835
	Waste Management Inc.	24,238	725
			38,377
Information Technology (36.0%)
	Microsoft Corp.	1,185,253	29,216
	International Business
	Machines Corp.	195,514	23,080
*	Apple Inc.	132,012	22,206
*	Cisco Systems, Inc.	853,594	18,438
*	Google Inc.	35,676	16,471
	Hewlett-Packard Co.	353,892	15,886
	Oracle Corp.	589,850	12,900
	QUALCOMM Inc.	244,905	11,368
	Intel Corp.	289,122	5,875
*	EMC Corp.	297,837	4,736
	Visa Inc.	66,429	4,723
*	Dell Inc.	259,721	4,111
*	eBay Inc.	161,756	3,581
	Corning, Inc.	229,818	3,466
	Texas Instruments, Inc.	122,494	3,012
	Accenture Ltd.	90,689	2,993
*	Yahoo! Inc.	196,101	2,865
	Automatic Data
	Processing, Inc.	74,436	2,855
	MasterCard, Inc. Class A	13,114	2,657
*	Adobe Systems, Inc.	77,462	2,434
	Western Union Co.	103,756	1,872
*	Symantec Corp.	121,423	1,836
*	Broadcom Corp.	63,566	1,808
*	Juniper Networks, Inc.	77,820	1,795
	Applied Materials, Inc.	127,863	1,685
*	Cognizant Technology
	Solutions Corp.	43,202	1,507
	CA, Inc.	61,421	1,369
	Paychex, Inc.	48,062	1,360
*	Agilent Technologies, Inc.	51,087	1,312
*	Intuit, Inc.	45,131	1,253
*	NetApp, Inc.	49,214	1,120
*	Sun Microsystems, Inc.	110,632	1,027

29

Mega Cap 300 Growth Index Fund

			Market
			Value•
		Shares	($000)
*	Activision Blizzard, Inc.	85,698	995
*	Electronic Arts Inc.	47,790	871
	Motorola, Inc.	118,656	852
	Analog Devices, Inc.	27,926	789
*	NVIDIA Corp.	52,500	762
*	VMware Inc.	7,487	265
			215,351
Materials (3.5%)
	Monsanto Co.	80,759	6,774
	Freeport-McMoRan Copper
	& Gold, Inc. Class B	60,899	3,835
	Praxair, Inc.	45,480	3,485
	Newmont Mining Corp.
	(Holding Co.)	70,838	2,847
	Ecolab, Inc.	35,119	1,485
	Air Products
	& Chemicals, Inc.	10,839	813
	The Mosaic Co.	14,993	727
	Weyerhaeuser Co.	15,687	587
			20,553
Telecommunication Services (0.5%)
*	American Tower Corp.
	Class A	58,817	1,862
*	Crown Castle
	International Corp.	43,017	1,155
			3,017
Utilities (0.1%)
*	AES Corp.	49,448	676
Total Investments (100.0%)
(Cost $577,465)			598,291
Other Assets and Liabilities (0.0%)
Other Assets			2,963
Liabilities			(2,933)
			30
Net Assets (100%)			598,321

At August 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	609,050
Undistributed Net Investment Income	1,388
Accumulated Net Realized Losses	(32,943)
Unrealized Appreciation (Depreciation)	20,826
Net Assets	598,321

Institutional Shares—Net Assets
Applicable to 836,466 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	62,074
Net Asset Value Per Share—
Institutional Shares	$74.21

ETF Shares—Net Assets
Applicable to 14,300,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	536,247
Net Asset Value Per Share—
ETF Shares	$37.50

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

30

Mega Cap 300 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2009
($000)
Investment Income
Income
Dividends	4,976
Interest[1]	4
Security Lending	13
Total Income	4,993
Expenses
The Vanguard Group—Note B
Investment Advisory Services	36
Management and Administrative—Institutional Shares	20
Management and Administrative—ETF Shares	189
Marketing and Distribution—Institutional Shares	15
Marketing and Distribution—ETF Shares	57
Custodian Fees	22
Auditing Fees	24
Shareholders’ Reports and Proxies—Institutional Shares	—
Shareholders’ Reports and Proxies—ETF Shares	9
Total Expenses	372
Net Investment Income	4,621
Realized Net Gain (Loss) on Investment Securities Sold	(47,518)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	22,156
Net Increase (Decrease) in Net Assets Resulting from Operations	(20,741)

1 Interest income from an affiliated company of the fund was $4,000.
See accompanying Notes, which are an integral part of the Financial Statements.

31

Mega Cap 300 Growth Index Fund

Statement of Changes in Net Assets

		December 17,
	Year Ended	2007[1] to
	August 31,	August 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,621	833
Realized Net Gain (Loss)	(47,518)	(334)
Change in Unrealized Appreciation (Depreciation)	22,156	(1,330)
Net Increase (Decrease) in Net Assets Resulting from Operations	(20,741)	(831)
Distributions
Net Investment Income
Institutional Shares	(753)	(84)
ETF Shares	(2,928)	(301)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(3,681)	(385)
Capital Share Transactions
Institutional Shares	(32,148)	96,712
ETF Shares	397,215	162,180
Net Increase (Decrease) from Capital Share Transactions	365,067	258,892
Total Increase (Decrease)	340,645	257,676
Net Assets
Beginning of Period	257,676	—
End of Period[2]	598,321	257,676

1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $1,388,000 and $448,000.
See accompanying Notes, which are an integral part of the Financial Statements.

32

Mega Cap 300 Growth Index Fund

Financial Highlights

Institutional Shares
	Year	April 3,
	Ended	2008[1] to
	August 31,	August 31,
For a Share Outstanding Throughout Each Period	2009	2008
Net Asset Value, Beginning of Period	$91.10	$92.21
Investment Operations
Net Investment Income	1.053	.343
Net Realized and Unrealized Gain (Loss) on Investments	(16.900)	(1.250)
Total from Investment Operations	(15.847)	(.907)
Distributions
Dividends from Net Investment Income	(1.043)	(.203)
Distributions from Realized Capital Gains	—	—
Total Distributions	(1.043)	(.203)
Net Asset Value, End of Period	$74.21	$91.10

Total Return	–17.25%	–0.99%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$62	$97
Ratio of Total Expenses to Average Net Assets	0.11%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	1.59%	1.16%[2]
Portfolio Turnover Rate[3]	31%	9%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

33

Mega Cap 300 Growth Index Fund

Financial Highlights

ETF Shares
	Year	Dec. 17,
	Ended	2007[1] to
	August 31,	August 31,
For a Share Outstanding Throughout Each Period	2009	2008
Net Asset Value, Beginning of Period	$46.04	$49.10
Investment Operations
Net Investment Income	.528	.237
Net Realized and Unrealized Gain (Loss) on Investments	(8.548)	(3.139)
Total from Investment Operations	(8.020)	(2.902)
Distributions
Dividends from Net Investment Income	(.520)	(.158)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.520)	(.158)
Net Asset Value, End of Period	$37.50	$46.04

Total Return	–17.28%	–5.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$536	$161
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%[2]
Ratio of Net Investment Income to Average Net Assets	1.57%	1.11%[2]
Portfolio Turnover Rate[3]	31%	9%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

34

Mega Cap 300 Growth Index Fund

Notes to Financial Statements

Vanguard Mega Cap 300 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $5 million. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

35

Mega Cap 300 Growth Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2009, the fund had contributed capital of $123,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2009, the fund realized $15,393,000 of net capital losses resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such losses are not taxable losses to the fund, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2009, the fund had $1,458,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $7,258,000 to offset future net capital gains through August 31, 2017. In addition, the fund realized losses of $25,649,000 during the period from November 1, 2008, through August 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At August 31, 2009, the cost of investment securities for tax purposes was $577,501,000. Net unrealized appreciation of investment securities for tax purposes was $20,790,000, consisting of unrealized gains of $34,777,000 on securities that had risen in value since their purchase and $13,987,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2009, the fund purchased $866,769,000 of investment securities and sold $500,677,000 of investment securities, other than temporary cash investments.

36

Mega Cap 300 Growth Index Fund

F. Capital share transactions for each class of shares were:
		Year Ended	Inception[1] to
	August 31, 2009		August 31, 2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	(32,901)	(235)	96,628	1,059
Issued in Lieu of Cash Distributions	753	12	84	1
Redeemed	—	—	—	—
Net Increase (Decrease)—Institutional Shares	(32,148)	(223)	96,712	1,060
ETF Shares
Issued	773,526	23,100	167,115	3,600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(376,311)	(12,300)	(4,935)	(100)
Net Increase (Decrease)—ETF Shares	397,215	10,800	162,180	3,500
1 Inception was April 3, 2008, for Institutional Shares and December 17, 2007, for ETF Shares.

The amounts of Institutional Shares issued during the year ended August 31, 2009, are negative because they reflect the cancellation of $58,176,000 of purchases recorded during the prior fiscal period that were determined to have been processed incorrectly. Vanguard, as a transfer agent for the fund, offset any impact to the fund resulting from incorrectly processed shareholder transactions. Accordingly, the cancelled purchases had no impact to the fund’s net asset values per share or total returns.

G. In preparing the financial statements as of August 31, 2009, management considered the impact of subsequent events occurring through October 15, 2009, for potential recognition or disclosure in these financial statements.

37

Mega Cap 300 Value Index Fund

Fund Profile
As of August 31, 2009

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	174	175	4,345
Median Market Cap	$50.1B	$50.1B	$27.3B
Price/Earnings Ratio	23.7x	23.6x	26.0x
Price/Book Ratio	1.7x	1.7x	2.1x
Yield[3]		2.8%	2.0%
Institutional Shares	2.8%
ETF Shares	2.8%
Return on Equity	18.7%	18.7%	19.2%
Earnings Growth Rate	1.7%	1.5%	9.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	31%	—	—
Expense Ratio[4]		—	—
Institutional Shares	0.11%
ETF Shares	0.13%
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		Target	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	5.6%	5.6%	10.0%
Consumer Staples	7.6	7.6	10.0
Energy	18.6	18.7	11.2
Financials	24.7	24.7	16.5
Health Care	12.6	12.6	13.2
Industrials	12.6	12.6	10.3
Information Technology	2.9	2.9	18.2
Materials	2.7	2.6	3.8
Telecommunication
Services	6.3	6.3	2.9
Utilities	6.4	6.4	3.9

Ten Largest Holdings[5] (% of total net assets)

ExxonMobil Corp.	integrated oil
	and gas	7.9%
JPMorgan Chase & Co.	diversified financial
	services	3.8
AT&T Inc.	integrated
	telecommunication
	services	3.6
Bank of America Corp.	diversified financial
	services	3.6
General Electric Co.	industrial
	conglomerates	3.5
Chevron Corp.	integrated oil
	and gas	3.3
Wells Fargo & Co.	diversified banks	2.8
Pfizer Inc.	pharmaceuticals	2.6
Verizon	integrated
Communications Inc.	telecommunication
	services	2.1
Johnson & Johnson	pharmaceuticals	2.0
Top Ten		35.2%

Investment Focus

1 MSCI US Large Cap Value Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectuses dated December 29, 2008, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended August 31, 2009, the expense ratios were 0.11% for
Institutional Shares and 0.13% for ETF Shares.
5 The holdings listed exclude any temporary cash investments and equity index products.

Mega Cap 300 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2007–August 31, 2009
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2009		Final Value of
		Since	a $10,000
	One Year	Inception[1]	Investment
Mega Cap 300 Value Index Fund ETF Shares
Net Asset Value	–18.32%	–18.48%	$7,060
Mega Cap 300 Value Index Fund ETF Shares
Market Price	–18.28	–18.44	7,066
Dow Jones U.S. Total Stock Market Index	–18.10	–15.63	7,486
MSCI US Large Cap Value Index	–18.45	–18.54	7,051
Large-Cap Value Funds Average[2]	–17.99	–17.42	7,217

			Final Value of
		Since	a $5,000,000
	One Year	Inception[1]	Investment
Mega Cap 300 Value Index Fund Institutional Shares	–18.29%	–16.22%	$3,842,084
Dow Jones U.S. Total Stock Market Index	–18.10	–13.55	4,025,661
MSCI US Large Cap Value Index	–18.45	–16.35	3,833,248

1 Performance for the fund and its comparative standards is calculated since the following inception dates: December 17, 2007, for ETF Shares and March 5, 2008, for Institutional Shares.
2 Derived from data provided by Lipper Inc.

39

Mega Cap 300 Value Index Fund

Cumulative Returns of ETF Shares: December 17, 2007–August 31, 2009

		Cumulative
		Since
	One Year	Inception[1]
Mega Cap 300 Value Index Fund ETF Shares Market Price	–18.28%	–29.34%
Mega Cap 300 Value Index Fund ETF Shares Net Asset Value	–18.32	–29.40
MSCI US Large Cap Value Index	–18.45	–29.49

Fiscal-Year Total Returns (%): December 17, 2007–August 31, 2009

Average Annual Total Returns: Periods Ended June 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	12/17/2007
Market Price		–26.52%	–26.27%
Net Asset Value		–26.64	–26.29
Institutional Shares	3/5/2008	–26.63	–25.25

1 Performance for the fund’s ETF Shares and comparative standards is calculated since the ETF Shares’ inception: December 17, 2007.
Note: See Financial Highlights tables for dividend and capital gains information.

Mega Cap 300 Value Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (5.6%)
	The Walt Disney Co.	96,718	2,519
	Time Warner Inc.	65,477	1,827
	Home Depot, Inc.	46,414	1,267
	News Corp., Class A	116,565	1,250
	Johnson Controls, Inc.	32,549	806
*	Liberty Media Corp.	27,069	755
*	Time Warner Cable Inc.	19,282	712
	Carnival Corp.	24,111	705
	Comcast Corp. Class A	37,809	579
	Macy’s Inc.	22,980	357
	The Gap, Inc.	17,323	340
	VF Corp.	4,843	337
	CBS Corp.	32,312	334
	Fortune Brands, Inc.	8,220	327
	Comcast Corp. Special
	Class A	22,117	323
*,^	Sears Holdings Corp.	3,043	193
	J.C. Penney Co., Inc.
	(Holding Co.)	4,019	121
	News Corp., Class B	7,202	91
	Garmin Ltd.	2,290	75
*	DISH Network Corp.	3,990	65
			12,983
Consumer Staples (7.6%)
	The Coca-Cola Co.	74,216	3,620
	The Procter & Gamble Co.	55,922	3,026
	Kraft Foods Inc.	80,774	2,290
	Altria Group, Inc.	113,153	2,068
	Kimberly-Clark Corp.	14,726	890
	Sysco Corp.	32,283	823
	The Kroger Co.	33,896	732
	ConAgra Foods, Inc.	24,474	502
	Archer-Daniels-Midland Co.	15,810	456
	Safeway, Inc.	23,307	444
	Reynolds American Inc.	9,562	437
	Molson Coors Brewing Co.
	Class B	8,283	392
	General Mills, Inc.	6,302	376

			Market
			Value•
		Shares	($000)
	Sara Lee Corp.	36,074	350
	Lorillard, Inc.	4,601	335
	H.J. Heinz Co.	8,584	330
	The Pepsi Bottling Group, Inc.	5,317	190
	Coca-Cola Enterprises, Inc.	7,962	161
	Campbell Soup Co.	4,105	129
	Brown-Forman Corp. Class B	2,835	127
			17,678
Energy (18.6%)
	ExxonMobil Corp.	267,344	18,487
	Chevron Corp.	109,830	7,682
	ConocoPhillips Co.	77,135	3,473
	Occidental Petroleum Corp.	28,834	2,108
	Apache Corp.	18,402	1,563
	Devon Energy Corp.	23,158	1,421
	Marathon Oil Corp.	38,734	1,196
	Halliburton Co.	49,290	1,169
	XTO Energy, Inc.	19,581	756
	Chesapeake Energy Corp.	32,555	744
	Spectra Energy Corp.	35,297	664
	Baker Hughes Inc.	16,949	584
	Valero Energy Corp.	30,443	570
	Williams Cos., Inc.	31,746	522
	Anadarko Petroleum Corp.	9,565	506
*	Transocean Ltd.	6,143	466
*	National Oilwell Varco Inc.	11,423	415
	EOG Resources, Inc.	4,781	344
	Hess Corp.	5,638	285
	Murphy Oil Corp.	3,472	198
	Noble Corp.	5,005	175
			43,328
Financials (24.7%)
	JPMorgan Chase & Co.	205,953	8,951
	Bank of America Corp.	473,467	8,328
	Wells Fargo & Co.	239,672	6,596
	The Goldman Sachs
	Group, Inc.	26,204	4,336
	Citigroup Inc.	621,756	3,109
	Bank of New York
	Mellon Corp.	65,595	1,942

41

Mega Cap 300 Value Index Fund

			Market
			Value•
		Shares	($000)
	Morgan Stanley	64,585	1,870
	MetLife, Inc.	44,926	1,696
	The Travelers Cos., Inc.	32,139	1,620
	U.S. Bancorp	67,680	1,531
	Prudential Financial, Inc.	25,045	1,267
	BB&T Corp.	37,326	1,043
	AFLAC Inc.	25,622	1,041
	PNC Financial
	Services Group	24,360	1,037
	Simon Property Group, Inc.
	REIT	15,363	977
	American Express Co.	28,755	973
	Ace Ltd.	18,383	959
	The Chubb Corp.	19,269	952
	Capital One Financial Corp.	24,831	926
	The Allstate Corp.	27,894	820
	Marsh &
	McLennan Cos., Inc.	28,597	673
	Loews Corp.	19,051	651
	SunTrust Banks, Inc.	25,411	594
*	Progressive Corp. of Ohio	35,406	585
	Annaly Capital
	Management Inc. REIT	29,785	516
	Vornado Realty Trust REIT	8,634	497
	State Street Corp.	9,296	488
	The Principal Financial
	Group, Inc.	16,983	482
	Invesco, Ltd.	22,488	467
	Boston Properties, Inc. REIT	7,452	451
	Ameriprise Financial, Inc.	13,963	419
	Equity Residential REIT	14,987	409
	NYSE Euronext	14,228	403
	Aon Corp.	8,862	370
*	Leucadia National Corp.	10,442	260
	M & T Bank Corp.	4,160	257
	Hudson City Bancorp, Inc.	12,788	168
			57,664
Health Care (12.6%)
	Pfizer Inc.	369,702	6,174
	Johnson & Johnson	75,485	4,562
	Merck & Co., Inc.	115,536	3,747
	Wyeth	73,085	3,497
	Bristol-Myers Squibb Co.	108,632	2,404
	Eli Lilly & Co.	56,742	1,899
	UnitedHealth Group Inc.	42,312	1,185
	Covidien PLC	27,573	1,091
*	Thermo Fisher Scientific, Inc.	22,892	1,035
*	Boston Scientific Corp.	82,439	969
*	WellPoint Inc.	13,261	701

			Market
			Value•
		Shares	($000)
	Cardinal Health, Inc.	19,736	682
*	Forest Laboratories, Inc.	16,528	484
	Aetna Inc.	15,896	453
	CIGNA Corp.	14,928	439
			29,322
Industrials (12.6%)
	General Electric Co.	580,170	8,064
	United Technologies Corp.	49,059	2,912
	3M Co.	36,113	2,604
	The Boeing Co.	37,839	1,879
	Burlington Northern
	Santa Fe Corp.	18,643	1,548
	Emerson Electric Co.	41,257	1,521
	Caterpillar, Inc.	33,040	1,497
	General Dynamics Corp.	17,909	1,060
	Illinois Tool Works, Inc.	23,327	976
	Honeywell International Inc.	25,137	924
	Norfolk Southern Corp.	20,087	921
	CSX Corp.	21,422	910
	Tyco International Ltd.	25,917	821
	Northrop Grumman Corp.	16,816	821
	Ingersoll-Rand PLC	17,436	539
	Republic Services, Inc.
	Class A	20,731	531
	Deere & Co.	11,559	504
	Waste Management Inc.	16,616	497
	Cummins Inc.	10,474	475
	Eaton Corp.	8,610	465
			29,469
Information Technology (2.9%)
	Intel Corp.	198,914	4,042
	Texas Instruments, Inc.	24,433	601
	Motorola, Inc.	81,545	585
*	Tyco Electronics Ltd.	25,068	572
	Xerox Corp.	47,309	409
	Applied Materials, Inc.	25,460	336
	Analog Devices, Inc.	5,579	158
*	NVIDIA Corp.	10,462	152
			6,855
Materials (2.7%)
	E.I. du Pont de
	Nemours & Co.	49,603	1,584
	Dow Chemical Co.	58,880	1,254
	Nucor Corp.	17,184	765
	Alcoa Inc.	53,318	642
	Air Products &
	Chemicals, Inc.	7,451	559
	International Paper Co.	22,471	516
	PPG Industries, Inc.	9,003	499

42

Mega Cap 300 Value Index Fund

		Market
		Value•
	Shares	($000)
Weyerhaeuser Co.	5,784	216
The Mosaic Co.	2,962	144
		6,179
Telecommunication Services (6.3%)
AT&T Inc.	323,243	8,420
Verizon Communications Inc.	155,627	4,831
* Sprint Nextel Corp.	153,037	560
CenturyTel, Inc.	16,228	523
Qwest Communications
International Inc.	84,725	304
		14,638
Utilities (6.4%)
Exelon Corp.	36,150	1,808
Southern Co.	42,819	1,336
FPL Group, Inc.	21,357	1,200
Duke Energy Corp.	70,439	1,091
Dominion Resources, Inc.	32,286	1,068
Public Service Enterprise
Group, Inc.	27,728	878
Entergy Corp.	10,732	848
American Electric
Power Co., Inc.	26,091	820
PG&E Corp.	20,159	818
FirstEnergy Corp.	16,689	753
Sempra Energy	12,701	637
PPL Corp.	20,580	605
Progress Energy, Inc.	15,271	604
Consolidated Edison Inc.	15,017	604
Edison International	16,930	566
Xcel Energy, Inc.	24,937	492
Ameren Corp.	11,688	315
Constellation Energy
Group, Inc.	9,811	311
* AES Corp.	18,219	249
		15,003
Total Common Stocks
(Cost $241,279)		233,119

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1,2 Vanguard Market
Liquidity Fund, 0.277%
(Cost $185)	184,802	185
Total Investments (100.1%)
(Cost $241,464)		233,304
Other Assets and Liabilities (–0.1%)
Other Assets		1,509
Liabilities[2]		(1,705)
		(196)
Net Assets (100%)		233,108

At August 31, 2009, net assets consisted of:

Amount
($000)
Paid-in Capital	260,651
Undistributed Net Investment Income	1,264
Accumulated Net Realized Losses	(20,647)
Unrealized Appreciation (Depreciation)	(8,160)
Net Assets	233,108

Institutional Shares—Net Assets
Applicable to 1,059,957 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	69,973
Net Asset Value Per Share—
Institutional Shares	$66.02

ETF Shares—Net Assets
Applicable to 4,900,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	163,135
Net Asset Value Per Share—
ETF Shares	$33.29

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $178,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
2 Includes $185,000 of collateral received for securities on loan.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

43

Mega Cap 300 Value Index Fund

Statement of Operations

Year Ended
August 31, 2009
($000)
Investment Income
Income
Dividends	6,246
Interest[1]	3
Security Lending	158
Total Income	6,407
Expenses
The Vanguard Group—Note B
Investment Advisory Services	24
Management and Administrative—Institutional Shares	17
Management and Administrative—ETF Shares	57
Marketing and Distribution—Institutional Shares	15
Marketing and Distribution—ETF Shares	32
Custodian Fees	31
Auditing Fees	24
Shareholders’ Reports and Proxies—Institutional Shares	1
Shareholders’ Reports and Proxies—ETF Shares	9
Total Expenses	210
Net Investment Income	6,197
Realized Net Gain (Loss)
Investment Securities Sold	(16,926)
Futures Contracts	15
Realized Net Gain (Loss)	(16,911)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(1,817)
Net Increase (Decrease) in Net Assets Resulting from Operations	(12,531)

1 Interest income from an affiliated company of the fund was $3,000.
See accompanying Notes, which are an integral part of the Financial Statements.

44

Mega Cap 300 Value Index Fund

Statement of Changes in Net Assets

		December 17,
	Year Ended	2007[1] to
	August 31,	August 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,197	1,283
Realized Net Gain (Loss)	(16,911)	(340)
Change in Unrealized Appreciation (Depreciation)	(1,817)	(6,343)
Net Increase (Decrease) in Net Assets Resulting from Operations	(12,531)	(5,400)
Distributions
Net Investment Income
Institutional Shares	(1,849)	(127)
ETF Shares	(3,745)	(495)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(5,594)	(622)
Capital Share Transactions
Institutional Shares	26,850	53,693
ETF Shares	74,049	102,663
Net Increase (Decrease) from Capital Share Transactions	100,899	156,356
Total Increase (Decrease)	82,774	150,334
Net Assets
Beginning of Period	150,334	—
End of Period[2]	233,108	150,334

1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $1,264,000 and $661,000.
See accompanying Notes, which are an integral part of the Financial Statements.

45

Mega Cap 300 Value Index Fund

Financial Highlights

Institutional Shares
	Year	March 5,
	Ended	2008[1] to
	August 31,	August 31,
For a Share Outstanding Throughout Each Period	2009	2008
Net Asset Value, Beginning of Period	$83.69	$90.01
Investment Operations
Net Investment Income	2.135	1.124[2]
Net Realized and Unrealized Gain (Loss) on Investments	(17.658)	(6.444)
Total from Investment Operations	(15.523)	(5.320)
Distributions
Dividends from Net Investment Income	(2.147)	(1.000)
Distributions from Realized Capital Gains	—	—
Total Distributions	(2.147)	(1.000)
Net Asset Value, End of Period	$66.02	$83.69

Total Return	–18.29%	–5.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$70	$53
Ratio of Total Expenses to Average Net Assets	0.11%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	3.66%	3.19%[3]
Portfolio Turnover Rate[4]	31%	12%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

46

Mega Cap 300 Value Index Fund

Financial Highlights

ETF Shares
	Year	Dec. 17,
	Ended	2007[1] to
	August 31,	August 31,
For a Share Outstanding Throughout Each Period	2009	2008
Net Asset Value, Beginning of Period	$42.21	$49.38
Investment Operations
Net Investment Income	1.070	.886[2]
Net Realized and Unrealized Gain (Loss) on Investments	(8.915)	(7.560)
Total from Investment Operations	(7.845)	(6.674)
Distributions
Dividends from Net Investment Income	(1.075)	(.496)
Distributions from Realized Capital Gains	—	—
Total Distributions	(1.075)	(.496)
Net Asset Value, End of Period	$33.29	$42.21

Total Return	–18.32%	–13.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$163	$97
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%[3]
Ratio of Net Investment Income to Average Net Assets	3.64%	3.14%[3]
Portfolio Turnover Rate[4]	31%	12%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

47

Mega Cap 300 Value Index Fund

Notes to Financial Statements

Vanguard Mega Cap 300 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $5 million. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for
U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

48

Mega Cap 300 Value Index Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2009, the fund had contributed capital of $49,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2009, the fund realized $3,396,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2009, the fund had $1,304,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $851,000 to offset future net capital gains through August 31, 2017. In addition, the fund realized losses of $19,616,000 during the period from November 1, 2008, through August 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

49

Mega Cap 300 Value Index Fund

At August 31, 2009, the cost of investment securities for tax purposes was $241,643,000. Net unrealized depreciation of investment securities for tax purposes was $8,339,000, consisting of unrealized gains of $14,211,000 on securities that had risen in value since their purchase and $22,550,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2009, the fund purchased $205,595,000 of investment securities and sold $103,655,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

		Year Ended	Inception[1] to
	August 31, 2009		August 31, 2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	32,907	536	53,949	639
Issued in Lieu of Cash Distributions	1,849	31	127	1
Redeemed	(7,906)	(143)	(383)	(4)
Net Increase (Decrease)—Institutional Shares	26,850	424	53,693	636
ETF Shares
Issued	123,860	4,200	102,663	2,300
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(49,811)	(1,600)	—	—
Net Increase (Decrease)—ETF Shares	74,049	2,600	102,663	2,300
1 Inception was March 5, 2008, for Institutional Shares and December 17, 2007, for ETF Shares.

G. In preparing the financial statements as of August 31, 2009, management considered the impact of subsequent events occurring through October 15, 2009, for potential recognition or disclosure in these financial statements.

50

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard World Fund and the Shareholders of Vanguard Mega Cap 300 Index Fund, Vanguard Mega Cap 300 Growth Index Fund and Vanguard Mega Cap 300 Value Index Fund:

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Mega Cap 300 Index Fund, Vanguard Mega Cap 300 Growth Index Fund and Vanguard Mega Cap 300 Value Index Fund (the “Funds”) at August 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 15, 2009

51

Special 2009 tax information (unaudited) for Vanguard Mega Cap 300 Index Funds

This information for the fiscal period ended August 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend Income
Index Fund	($000)
Mega Cap 300	5,048
Mega Cap 300 Growth	3,600
Mega Cap 300 Value	5,594

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction as follows:

Index Fund	Percentage
Mega Cap 300	99.1%
Mega Cap 300 Growth	98.1
Mega Cap 300 Value	97.0

52

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns, based on the net asset value, for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Mega Cap 300 Index Funds
Periods Ended August 31, 2009
	One	Since
	Year	Inception[1]
Mega Cap 300 Index Fund ETF Shares
Returns Before Taxes	–17.85%	–16.04%
Returns After Taxes on Distributions	–18.13	–16.26
Returns After Taxes on Distributions and Sale of Fund Shares	–11.29	–13.51

Mega Cap 300 Growth Index Fund ETF Shares
Returns Before Taxes	–17.28%	–13.68%
Returns After Taxes on Distributions	–17.48	–13.83
Returns After Taxes on Distributions and Sale of Fund Shares	–11.03	–11.55

Mega Cap 300 Value Index Fund ETF Shares
Returns Before Taxes	–18.32%	–18.48%
Returns After Taxes on Distributions	–18.75	–18.81
Returns After Taxes on Distributions and Sale of Fund Shares	–11.42	–15.53

1 Inception date for ETF Shares is December 17, 2007.

53

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

54

Six Months Ended August 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Index Fund	2/28/2009	8/31/2009	Period[1]
Based on Actual Fund Return
Mega Cap 300
Institutional Shares	$1,000.00	$1,390.42	$0.72
ETF Shares	1,000.00	1,390.24	0.78
Mega Cap 300 Growth
Institutional Shares	$1,000.00	$1,358.93	$0.65
ETF Shares	1,000.00	1,358.67	0.77
Mega Cap 300 Value
Institutional Shares	$1,000.00	$1,426.47	$0.73
ETF Shares	1,000.00	1,425.79	0.79
Based on Hypothetical 5% Yearly Return
Mega Cap 300
Institutional Shares	$1,000.00	$1,024.60	$0.61
ETF Shares	1,000.00	1,024.55	0.66
Mega Cap 300 Growth
Institutional Shares	$1,000.00	$1,024.65	$0.56
ETF Shares	1,000.00	1,024.55	0.66
Mega Cap 300 Value
Institutional Shares	$1,000.00	$1,024.60	$0.61
ETF Shares	1,000.00	1,024.55	0.66

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: 0.12% for the Mega Cap 300 Index Fund Institutional Shares, and 0.13% for ETF Shares; 0.11% for the Mega Cap 300 Growth Index Fund Institutional Shares, and 0.13% for ETF Shares; 0.12% for the Mega Cap 300 Value Index Fund Institutional Shares, and 0.13% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

55

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Mega Cap 300 Index Fund, Mega Cap 300 Growth Index Fund, and Mega Cap 300 Value Index Fund has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the funds’ investment management since their inceptions in 2007 and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The board considered the funds’ performance since their inceptions including any periods of outperformance and underperformance of their target indexes and peer groups. The board concluded that the funds have performed in line with expectations, and that their results have been consistent with their investment strategies. Information about each fund’s most recent performance can be found on the Performance Summary pages of this report.

Cost

The board concluded that the funds’ expense ratios were well below the average expense ratios charged by funds in their respective peer groups and that the funds’ advisory expense ratios were also well below their peer-group averages. Information about the funds’ expense ratios appears in the About Your Fund’s Expenses section of this report.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

56

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Retired
Born 1954. Trustee Since May 1987. Chairman of	Executive Chief Staff and Marketing Officer for North
the Board. Principal Occupation(s) During the Past	America and Corporate Vice President of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer and President of The Vanguard	Amerigroup Corporation (direct health and medical
Group and of each of the investment companies served	insurance carriers), and Monroe Community College
by The Vanguard Group (1996–2008); Chairman of	Foundation.
the Financial Accounting Foundation; Governor of
the Financial Industry Regulatory Authority (FINRA);	Rajiv L. Gupta
Director of United Way of Southeastern Pennsylvania.	Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years: Retired
F. William McNabb III[1]	Chairman and Chief Executive Officer of Rohm and
Born 1957. Trustee Since July 2009. Principal	Haas Co. (chemicals); President of Rohm and Haas Co.
Occupation(s) During the Past Five Years: Director of	(2006–2008); Board Member of American Chemistry
The Vanguard Group, Inc., since 2008; Chief Executive	Council; Director of Tyco International, Ltd. (diversified
Officer and President of The Vanguard Group and of	manufacturing and services) and Hewlett-Packard Co.
each of the investment companies served by The	(electronic computer manufacturing); Trustee of The
Vanguard Group since 2008; Director of Vanguard	Conference Board.
Marketing Corporation; Managing Director of The
Vanguard Group (1995–2008).	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President of
Independent Trustees	the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Charles D. Ellis	of Arts and Sciences with Secondary Appointments
Born 1937. Trustee Since January 2001. Principal	at the Annenberg School for Communication and the
Occupation(s) During the Past Five Years: Applecore	Graduate School of Education of the University of
Partners (pro bono ventures in education); Senior	Pennsylvania; Director of Carnegie Corporation of
Advisor to Greenwich Associates (international business	New York, Schuylkill River Development Corporation,
strategy consulting); Successor Trustee of Yale University;	and Greater Philadelphia Chamber of Commerce;
Overseer of the Stern School of Business at New York	Trustee of the National Constitution Center.
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Retired	Thomas J. Higgins[1]
Corporate Vice President, Chief Global Diversity Officer,	Born 1957. Chief Financial Officer Since September
and Member of the Executive Committee of Johnson	2008. Principal Occupation(s) During the Past Five
& Johnson (pharmaceuticals/consumer products);	Years: Principal of The Vanguard Group, Inc.; Chief
Vice President and Chief Information Officer of Johnson	Financial Officer of each of the investment companies
& Johnson (1997–2005); Director of the University	served by The Vanguard Group since 2008; Treasurer
Medical Center at Princeton and Women’s Research	of each of the investment companies served by The
and Education Institute.	Vanguard Group (1998–2008).

André F. Perold	Kathryn J. Hyatt[1]
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George Gund	Occupation(s) During the Past Five Years: Principal of
Professor of Finance and Banking, Harvard Business	The Vanguard Group, Inc.; Treasurer of each of the
School; Director and Chairman of UNX, Inc. (equities	investment companies served by The Vanguard
trading firm); Chair of the Investment Committee of	Group since 2008; Assistant Treasurer of each of the
HighVista Strategies LLC (private investment firm).	investment companies served by The Vanguard Group
(1988–2008).
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Heidi Stam[1]
Occupation(s) During the Past Five Years: Chairman,	Born 1956. Secretary Since July 2005. Principal
President, Chief Executive Officer, and Director of	Occupation(s) During the Past Five Years: Managing
NACCO Industries, Inc. (forklift trucks/housewares/	Director of The Vanguard Group, Inc., since 2006;
lignite); Director of Goodrich Corporation (industrial	General Counsel of The Vanguard Group since 2005;
products/aircraft systems and services).	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
Peter F. Volanakis	since 2005; Director and Senior Vice President of
Born 1955. Trustee Since July 2009. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: President	of The Vanguard Group (1997–2006).
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director	Vanguard Senior Management Team
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning	R. Gregory Barton	Michael S. Miller
Museum of Glass; Overseer of the Amos Tuck School	Mortimer J. Buckley	James M. Norris
of Business Administration at Dartmouth College.	Kathleen C. Gubanich	Glenn W. Reed
	Paul A. Heller	George U. Sauter

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739
You can obtain a free copy of Vanguard’s proxy voting
Institutional Investor Services > 800-523-1036	guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by
Text Telephone for People	calling Vanguard at 800-662-2739. The guidelines are
With Hearing Impairment > 800-952-3335	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either www.vanguard.com or www.sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by	You can review and copy information about your fund
the fund’s current prospectus.	at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
The funds or securities referred to herein are not	available on the SEC’s website, and you can receive
sponsored, endorsed, or promoted by MSCI, and MSCI	copies of this information, for a fee, by sending a
bears no liability with respect to any such funds or	request in either of two ways: via e-mail addressed to
securities. For any such funds or securities, the	publicinfo@sec.gov or via regular mail addressed to the
prospectus or the Statement of Additional Information	Public Reference Section, Securities and Exchange
contains a more detailed description of the limited	Commission, Washington, DC 20549-0102.
relationship MSCI has with The Vanguard Group and
any related funds.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q8280 102009

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2009: $423,000
Fiscal Year Ended August 31, 2008: $405,000

Doc#0212032

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2009: $3,354,640
Fiscal Year Ended August 31, 2008: $3,055,590

(b) Audit-Related Fees.

Fiscal Year Ended August 31, 2009: $876,210
Fiscal Year Ended August 31, 2008: $626,240

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended August 31, 2009: $423,070
Fiscal Year Ended August 31, 2008: $230,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended August 31, 2009: $0
Fiscal Year Ended August 31, 2008: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2009: $423,070
Fiscal Year Ended August 31, 2008: $230,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 22, 2009

VANGUARD WORLD FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: October 22, 2009

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on July 24, 2009, see file Number
2-88373, and a Power of Attorney filed on October 16, 2009, see File Number 2-52698, both
Incorporated by Reference